                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-04847

                                  ECLIPSE FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: 11/1/04-4/30/05

ITEM 1. REPORTS TO STOCKHOLDERS.

                                           MAINSTAY(R) FUNDS

                                           Semiannual Report
                                           Unaudited
                                           April 30, 2005

(MAINSTAY INVESTMENTS LOGO)


EQUITY FUNDS


MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Mid Cap Opportunity Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Opportunity Fund


INCOME FUNDS


MainStay Cash Reserves Fund
MainStay Floating Rate Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Short Term Bond Fund


BLENDED FUNDS


MainStay Asset Manager Fund
MainStay Balanced Fund


ASSET ALLOCATION FUNDS


MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

EQUITY FUNDS

MainStay All Cap Growth Fund                                                   4
--------------------------------------------------------------------------------

MainStay All Cap Value Fund                                                   18
--------------------------------------------------------------------------------

MainStay Mid Cap Opportunity Fund                                             32
--------------------------------------------------------------------------------

MainStay S&P 500 Index Fund                                                   47
--------------------------------------------------------------------------------

MainStay Small Cap Opportunity Fund                                           66
--------------------------------------------------------------------------------

INCOME FUNDS

MainStay Cash Reserves Fund                                                   83
--------------------------------------------------------------------------------

MainStay Floating Rate Fund                                                   96
--------------------------------------------------------------------------------

MainStay Indexed Bond Fund                                                   118
--------------------------------------------------------------------------------

MainStay Intermediate Term Bond Fund                                         142
--------------------------------------------------------------------------------
MainStay Short Term Bond Fund                                                163


BLENDED FUNDS


MainStay Asset Manager Fund                                                  176
--------------------------------------------------------------------------------

MainStay Balanced Fund                                                       211
--------------------------------------------------------------------------------

ASSET ALLOCATION FUNDS

MainStay Conservative Allocation Fund                                        235
--------------------------------------------------------------------------------

MainStay Growth Allocation Fund                                              246
--------------------------------------------------------------------------------

MainStay Moderate Allocation Fund                                            257
--------------------------------------------------------------------------------

MainStay Moderate Growth Allocation Fund                                     268
--------------------------------------------------------------------------------

Notes to Financial Statements                                                279
--------------------------------------------------------------------------------

Board Members and Officers                                                   295
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements    298
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                         306
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                       306

                                                     www.mainstayfunds.com     1

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 2

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The reports that follow provide more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investments during the six months ended April 30, 2005.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President

                                                     www.mainstayfunds.com     3

MAINSTAY ALL CAP GROWTH FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE     FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS    YEARS
--------------------------------------------------------
With sales charges       -2.25%   -3.98%  -11.12%  6.39%
Excluding sales charges   3.44     1.61   -10.11   6.99

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------       -------------------    -------------------
4/30/95                                         9450                  10000                  10000                  10000
                                               13121                  13021                  13255                  13324
                                               14530                  16294                  16179                  15743
                                               20616                  22985                  22990                  22373
                                               25921                  28001                  29087                  27659
                                               31651                  30837                  37109                  35364
                                               23970                  26837                  25141                  24134
                                               19274                  23448                  20087                  19480
                                               15362                  20328                  17204                  16557
                                               18284                  24979                  20928                  20353
4/30/05                                        18578                  26562                  21012                  20415

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE     FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS    YEARS
--------------------------------------------------------
With sales charges       -1.98%   -4.25%  -11.15%  6.05%
Excluding sales charges   3.02     0.75   -10.84   6.05

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------       -------------------    -------------------
4/30/95                                        10000                  10000                  10000                  10000
                                               13779                  13021                  13255                  13324
                                               15118                  16294                  16179                  15743
                                               21221                  22985                  22990                  22373
                                               26415                  28001                  29087                  27659
                                               31923                  30837                  37109                  35364
                                               23914                  26837                  25141                  24134
                                               19082                  23448                  20087                  19480
                                               15102                  20328                  17204                  16557
                                               17854                  24979                  20928                  20353
4/30/05                                        17989                  26562                  21012                  20415

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE     FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS    YEARS
--------------------------------------------------------
With sales charges        1.96%   -0.30%  -10.84%  6.05%
Excluding sales charges   2.96     0.70   -10.84   6.05

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------       -------------------    -------------------
4/30/95                                        10000                  10000                  10000                  10000
                                               13779                  13021                  13255                  13324
                                               15118                  16294                  16179                  15743
                                               21221                  22985                  22990                  22373
                                               26415                  28001                  29087                  27659
                                               31923                  30837                  37109                  35364
                                               23914                  26837                  25141                  24134
                                               19082                  23448                  20087                  19480
                                               15102                  20328                  17204                  16557
                                               17864                  24979                  20928                  20353
4/30/05                                        17989                  26562                  21012                  20415

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (1/2/91) through 12/31/03, performance for Class A, B, and C shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay All Cap Growth Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          3.65%   2.08%  -9.89%  7.22%

(PERFORMANCE GRAPH)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------       -------------------    -------------------
4/30/95                                        10000                  10000                  10000                  10000
                                               13919                  13021                  13255                  13324
                                               15450                  16294                  16179                  15743
                                               21956                  22985                  22990                  22373
                                               27645                  28001                  29087                  27659
                                               33791                  30837                  37109                  35364
                                               25575                  26837                  25141                  24134
                                               20616                  23448                  20087                  19480
                                               16476                  20328                  17204                  16557
                                               19663                  24979                  20928                  20353
4/30/05                                        20073                  26562                  21012                  20415



                                        SIX      ONE      FIVE     TEN
BENCHMARK PERFORMANCE                  MONTHS    YEAR    YEARS    YEARS
------------------------------------------------------------------------

S&P 500(R) Index(1)                     3.28%    6.34%   -2.94%   10.26%
Russell 1000(R) Growth Index(2)         1.14     0.40    -10.75    7.71
Russell 3000(R) Growth Index(3)         0.87     0.30    -10.41    7.40
Average Lipper large-cap growth
  fund(4)                               0.93     1.10    -9.49     7.12

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Russell 3000(R) Growth Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all dividends and capital gains. The Russell 3000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ALL CAP GROWTH FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                 ENDING ACCOUNT                           VALUE (BASED
                                                  VALUE (BASED                          ON HYPOTHETICAL
                                 BEGINNING         ON ACTUAL          EXPENSES           5% ANNUALIZED           EXPENSES
                                  ACCOUNT         RETURNS AND           PAID               RETURN AND              PAID
                                   VALUE           EXPENSES)           DURING           ACTUAL EXPENSES)          DURING
SHARE CLASS                       11/1/04           4/30/05           PERIOD(1)             4/30/05              PERIOD(1)

CLASS A SHARES                   $1,000.00         $1,034.60           $ 7.37              $1,017.70              $ 7.30
--------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                   $1,000.00         $1,030.55           $11.13              $1,013.95              $11.04
--------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                   $1,000.00         $1,029.95           $11.12              $1,013.95              $11.04
--------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                   $1,000.00         $1,036.65           $ 4.70              $1,020.35              $ 4.66
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.46% for Class A, 2.21% for Class B and Class C, and 0.93% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).



 6   MainStay All Cap Growth Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

Common Stocks                                                                     99.1%
Short-Term Investments (collateral from securities lending is 6.6%)                7.4%
Liabilities in Excess of Cash and Other Assets                                    (6.5)%

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  UnitedHealth Group, Inc.
 2.  WellPoint, Inc.
 3.  PacifiCare Health Systems, Inc.
 4.  Praxair, Inc.
 5.  Danaher Corp.
 6.  Peabody Energy Corp.
 7.  Illinois Tool Works, Inc.
 8.  FedEx Corp.
 9.  United Technologies Corp.
10.  Caremark Rx, Inc.

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests in securities that have growth characteristics and that span the entire range of market capitalizations as described by the Russell 3000(R) Growth Index.(1) The Fund normally invests at least 80% of its assets in equity securities. In implementing this strategy, the Fund normally invests in securities of companies with investment characteristics such as: participation in expanding product or service markets, increasing unit sales volume, growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index,(2) and increasing return on investment. The Fund maintains a flexible approach and may invest in various types of companies and securities. We look for companies and securities that we feel are ready for a rise in price or may experience acceleration in growth of earnings, possibly as a result of changes in management, products, consumer demand, or the economy. We may sell a security if we no longer believe it will contribute to meeting the Fund's investment objective.

WHAT KEY FACTORS INFLUENCED THE EQUITY MARKET DURING THE REPORTING PERIOD?

The equity market was volatile during the six months ended April 30, 2005. The reporting period began with the reelection of George W. Bush and a strong market rally through the end of 2004. In the first few months of 2005, however, continued interest-rate hikes by the Federal Reserve, rising inflationary concerns, and record oil and gas prices caused the stock market to decline.

WHAT DECISIONS HAD THE BIGGEST INFLUENCE ON THE FUND'S PERFORMANCE?

Excluding all sales charges, the Fund outperformed its benchmark, the Russell 3000(R) Growth Index, during the reporting period. This resulted largely from strength in the Fund's holdings in the energy, financials, health care, and materials sectors. Performance was strong among companies in oil services, health care services, coal, and diversified financial services.

WHICH INDIVIDUAL SECURITIES HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE DURING THE REPORTING PERIOD?

The top-five contributors to the Fund's overall performance were WellPoint (+56%),(3) PacifiCare Health Systems (+68%), United Healthcare (+31%), Peabody Energy (+38%), and CareMark Rx (+34%). WellPoint, PacifiCare Health Systems, and United Healthcare are all HMOs. WellPoint delivered strong earnings growth after it merged with Anthem Health. Each of these HMOs benefited from solid enrollment and medical-cost containment, which led to positive earnings revisions and strong stock-price performance. Peabody Energy, a coal production company, benefited from rising coal prices that resulted from strong demand. Caremark Rx, a prescription-drug benefit management company, saw its shares rise on greater generic-drug substitution, strong specialty distribution growth, and increasing mail-order growth. The company delivered solid earnings-per-share growth and has consistently guided analysts' expectations higher.

WHICH STOCKS DETRACTED FROM PERFORMANCE?

Symantec (-34%), an antivirus-software provider, saw its shares fall sharply when the company announced the acquisition of Veritas Software, a storage-software company. Investors believed the acquisition would slow Symantec's growth rate. Internet-auction service company eBay (-33%) felt the effects of a deep recession in Germany and other European countries, as well as decelerating growth in U.S. transactions. This caused eBay to lower its earnings guidance, and the stock declined sharply. Harman International (-36%), a manufacturer of audio and video products serving the consumer and professional markets, declined because of increased competition and a slowdown in worldwide auto sales. The automotive industry is the key market for Harman's audio products. Shares of motorcycle manufacturer Harley-Davidson (-18%) fell as the company cut its motorcycle production because of increased inventory at its dealerships. The company's stock weakened when forward-earnings estimates were lowered. Boston Scientific (-16%), a manufacturer of medical instruments, is experiencing tremendous growth because of its leading drug-coated stent. This


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.
1. See footnote on page 5 for more information on the Russell 3000(R) Growth Index.
2. See footnote on page 5 for more information on the S&P 500(R) Index.
3. Percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the six months ended April 30, 2005, or for the portion of the reporting period such securities were held in the Fund, if shorter.

 8   MainStay All Cap Growth Fund
growth, however, is expected to slow dramatically, and investors are uncertain about the company's sustainable growth rate going forward.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

The Fund purchased D.R. Horton (+18%), one of the largest homebuilders in the United States. The company is benefiting from low interest rates and the "ownership society" mentality of U.S. citizens. In addition, D.R. Horton's order rates and backlogs are at an all-time high. The Fund added St. Joe (+34%), a real estate operator, whose vast land holdings allow it to build popular large-scale, mixed-use communities on prime property. We added medical-care provider Aetna (+26%) to the Fund. The company has restructured its operations and is delivering strong earnings growth while containing medical costs. Shares of biotech company Genentech (+53%) were purchased for the Fund and have seen dramatic share price appreciation, largely because of the company's strong drug pipeline and its blockbuster cancer drug, Avastin, which continued to show positive results in treating several types of cancer.

WHAT WERE SOME EXAMPLES OF SECURITIES THAT YOU SOLD DURING THE REPORTING PERIOD?

Puerto Rican financial services company Doral Financial (+7%) was sold after the company disclosed that rising interest rates had forced it to lower its assumptions for loan securitizations. Experience has taught us the propriety of selling after such disclosure, and we sold the Fund's position before it subsequently dropped more than 65%. We sold the Fund's position in Avaya (-13%), a supplier of telecommunications equipment, after competition and reduced customer spending caused sales to slow. The sale proved beneficial, since the company's stock later fell 40% from our average sale price. Electronic Arts (+29%) was sold as competition intensified in the entertainment software industry. XBox, Playstation, and GameCube are planning to introduce new game players for the 2006 season, and Electronic Arts has seen its growth slow dramatically. The Fund's position in data processing and electronic commerce solution provider First Data (+1%) was reduced, then eliminated, after the company reported a decline in its core payment-services business.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Fund's exposure to the consumer discretionary sector rose from 26.9% of net assets at the beginning of the reporting period to 29.9% at the end, with no impact on performance. The Fund's weighting in the energy sector rose from 7.6% to 10.7% over the period, which benefited results. An increase from 18.2% to 21.1% in the health care sector also enhanced results. The Fund's exposure to the industrials sector fell from 17% of net assets at the beginning of the reporting period to 14.5% at the end of April, which had a positive impact because the industrials sector underperformed the market as a whole. We also decreased the Fund's weighting in information technology, moving from a 17.7% weighting to 12.5%. The shift had a positive impact on performance.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE FUND?

We continue to focus on companies that can deliver above-average sales and earnings growth on a consistent basis. We believe that over the long term, these companies offer the best opportunities for outperforming the market. At the same time, however, we are mindful of valuation and will not overpay for a stock if it does not offer the potential for double-digit returns.

Although we are primarily bottom-up managers, selecting stocks on their individual merits, we continue to monitor the economy, geopolitical events, and other factors that may affect stock prices. As we look ahead, we continue to favor consumer, industrial, energy, and health care service companies because they appear to offer attractive risk-reward profiles.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                         SHARES          VALUE
COMMON STOCKS (99.1%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.3%)
L-3 Communications
  Holdings, Inc.                                         49,500   $  3,513,015
V  United Technologies Corp.                             49,900      5,075,828
                                                                  ------------
                                                                     8,588,843
                                                                  ------------
AIR FREIGHT & LOGISTICS (1.9%)
V  FedEx Corp.                                           59,800      5,080,010
                                                                  ------------
AUTOMOBILES (1.8%)
Harley-Davidson, Inc.                                    78,900      3,709,878
Winnebago Industries, Inc. (d)                           34,200        996,588
                                                                  ------------
                                                                     4,706,466
                                                                  ------------
BIOTECHNOLOGY (3.2%)
Amgen, Inc. (a)                                          43,000      2,503,030
Genentech, Inc. (a)                                      41,800      2,965,292
Gilead Sciences, Inc. (a)                                79,600      2,953,160
                                                                  ------------
                                                                     8,421,482
                                                                  ------------
CAPITAL MARKETS (1.7%)
Legg Mason, Inc.                                         24,200      1,714,812
Morgan Stanley                                           50,400      2,652,048
                                                                  ------------
                                                                     4,366,860
                                                                  ------------
CHEMICALS (2.1%)
V  Praxair, Inc. (d)                                    120,400      5,638,332
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (0.8%)
Cendant Corp.                                           100,300      1,996,973
                                                                  ------------

COMMUNICATIONS EQUIPMENT (0.8%)
QUALCOMM, Inc.                                           61,200      2,135,268
                                                                  ------------

COMPUTERS & PERIPHERALS (2.9%)
Apple Computer, Inc. (a)                                 78,400      2,827,104
Dell, Inc. (a)                                          106,200      3,698,946
Research In Motion Ltd. (a)                              19,200      1,236,672
                                                                  ------------
                                                                     7,762,722
                                                                  ------------
CONSTRUCTION MATERIALS (1.0%)
Eagle Materials, Inc.                                    33,742      2,539,086
                                                                  ------------

CONSUMER FINANCE (2.7%)
American Express Co.                                     41,000      2,160,700
Capital One Financial Corp.                              69,600      4,933,944
                                                                  ------------
                                                                     7,094,644
                                                                  ------------
DISTRIBUTORS (0.5%)
WESCO International, Inc. (a)                            58,600      1,416,948
                                                                  ------------


                                                         SHARES          VALUE
DIVERSIFIED FINANCIAL SERVICES (1.0%)
Citigroup, Inc.                                          57,993   $  2,723,351
                                                                  ------------

ELECTRICAL EQUIPMENT (1.1%)
Roper Industries, Inc.                                   42,900      2,903,043
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
Amphenol Corp. Class A (a)                              101,100      3,987,384
Garmin Ltd. (a)(d)                                       33,200      1,311,400
                                                                  ------------
                                                                     5,298,784
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (5.7%)
Baker Hughes, Inc.                                       75,400      3,326,648
BJ Services Co.                                          62,000      3,022,500
ENSCO International, Inc.                                71,100      2,317,860
Transocean, Inc. (a)                                     61,300      2,842,481
Weatherford International Ltd. (a)                       69,200      3,608,780
                                                                  ------------
                                                                    15,118,269
                                                                  ------------
FOOD & STAPLES RETAILING (0.6%)
Walgreen Co.                                             37,400      1,610,444
                                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES (4.2%)
Boston Scientific Corp. (a)                             122,100      3,611,718
Cooper Cos., Inc. (The)                                  42,600      2,877,630
Fisher Scientific
  International, Inc. (a)                                78,600      4,667,268
                                                                  ------------
                                                                    11,156,616
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (12.5%)
Aetna, Inc.                                              32,800      2,406,536
V  Caremark Rx, Inc.                                    126,700      5,074,335
V  PacifiCare Health
  Systems, Inc. (a)                                      95,000      5,677,200
V  UnitedHealth Group, Inc.                              99,452      9,399,209
WellChoice, Inc. (a)                                     66,200      3,720,440
V  WellPoint, Inc. (a)                                   51,500      6,579,125
                                                                  ------------
                                                                    32,856,845
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.2%)
Carnival Corp.                                           13,300        650,104
                                                                  ------------

HOUSEHOLD DURABLES (12.0%)
Centex Corp.                                             82,500      4,761,900
D.R. Horton, Inc.                                       160,000      4,880,000
Harman International
  Industries, Inc.                                       22,900      1,799,482

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
HOUSEHOLD DURABLES (CONTINUED)
Hovnanian Enterprises, Inc. Class A (a)(d)               84,600   $  4,295,142
Lennar Corp.                                             89,600      4,611,712
Mohawk Industries, Inc. (a)                              42,800      3,330,268
Toro Co. (The) (d)                                       79,400      3,280,808
WCI Communities, Inc. (a)(d)                            169,000      4,737,070
                                                                  ------------
                                                                    31,696,382
                                                                  ------------
INTERNET & CATALOG RETAIL (0.6%)
eBay, Inc. (a)                                           50,600      1,605,538
                                                                  ------------
INTERNET SOFTWARE & SERVICES (0.7%)
VeriSign, Inc.                                           66,600      1,762,236
                                                                  ------------

LEISURE EQUIPMENT & PRODUCTS (1.1%)
Brunswick Corp.                                          70,600      2,965,200
                                                                  ------------
MACHINERY (5.6%)
V  Danaher Corp.                                        109,800      5,559,174
Eaton Corp.                                              27,300      1,601,145
V  Illinois Tool Works, Inc.                             61,600      5,163,312
Terex Corp. (a)                                          63,300      2,366,154
                                                                  ------------
                                                                    14,689,785
                                                                  ------------
MEDIA (1.6%)
McGraw-Hill Cos., Inc. (The)                             18,300      1,593,564
Omnicom Group, Inc.                                      32,400      2,685,960
                                                                  ------------
                                                                     4,279,524
                                                                  ------------
METALS & MINING (3.7%)
Arch Coal, Inc. (d)                                      98,700      4,376,358
V  Peabody Energy Corp.                                 122,000      5,339,940
                                                                  ------------
                                                                     9,716,298
                                                                  ------------
MULTILINE RETAIL (3.0%)
Kohl's Corp. (a)                                         99,500      4,736,200
Target Corp.                                             67,300      3,123,393
                                                                  ------------
                                                                     7,859,593
                                                                  ------------
OIL & GAS (1.2%)
Newfield Exploration Co. (a)                             45,000      3,196,350
                                                                  ------------
PHARMACEUTICALS (1.0%)
Teva Pharmaceutical
  Industries Ltd. ADR (b)                                83,900      2,621,036
                                                                  ------------

REAL ESTATE (1.1%)
St. Joe Co. (The)                                        40,000      2,783,600
                                                                  ------------


                                                         SHARES          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
Analog Devices, Inc.                                     66,200   $  2,258,082
Intel Corp.                                              85,200      2,003,904
Maxim Integrated Products, Inc.                          36,200      1,353,880
Texas Instruments, Inc.                                 109,300      2,728,128
                                                                  ------------
                                                                     8,343,994
                                                                  ------------
SOFTWARE (3.3%)
Autodesk, Inc.                                           52,300      1,664,709
FactSet Research Systems, Inc.                           98,550      2,735,748
Microsoft Corp.                                          16,900        427,570
Symantec Corp. (a)                                      203,800      3,827,364
                                                                  ------------
                                                                     8,655,391
                                                                  ------------
SPECIALTY RETAIL (7.9%)
Advanced Auto Parts, Inc. (a)                            46,200      2,464,770
Bed Bath & Beyond, Inc. (a)                             102,000      3,795,420
Best Buy Co., Inc.                                       59,100      2,975,094
Chico's FAS, Inc. (a)                                   153,000      3,921,390
Lowe's Cos., Inc.                                        89,300      4,653,423
TJX Cos., Inc. (The)                                    134,600      3,048,690
                                                                  ------------
                                                                    20,858,787
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (2.1%)
Coach, Inc. (a)                                         153,400      4,111,120
NIKE, Inc. Class B                                       18,900      1,451,709
                                                                  ------------
                                                                     5,562,829
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (1.0%)
IndyMac Bancorp, Inc.                                    65,400      2,516,592
                                                                  ------------
Total Common Stocks
  (Cost $214,223,593)                                              261,178,225
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (7.4%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (0.8%)
American General Finance Corp.
  2.86%, due 5/4/05                                 $ 1,290,000      1,289,692
UBS Finance (Delaware) LLC
  2.93%, due 5/2/05                                     790,000        789,936
                                                                  ------------
Total Commercial Paper
  (Cost $2,079,628)                                                  2,079,628
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                         SHARES          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
x
INVESTMENT COMPANY (0.0%) (c)
AIM Institutional Funds Group (e)                       214,437   $    214,437
                                                                  ------------
Total Investment Company
  (Cost $214,437)                                                      214,437
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
x
MASTER NOTE (4.2%)
Bank of America LLC
  3.08%, due 5/2/05 (e)                             $11,000,000     11,000,000
                                                                  ------------
Total Master Note
  (Cost $11,000,000)                                                11,000,000
                                                                  ------------

REPURCHASE AGREEMENTS (2.4%)
Credit Suisse First Boston LLC 3.05%, dated
  4/30/05
  due 5/2/05
  Proceeds at Maturity $1,500,254 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,574,970 and a Market
  Value of $1,503,041)                                1,500,000      1,500,000
Dresdner Kleinwort Wasserstein Securities LLC
  3.07%, dated 4/30/05
  due 5/2/05
  Proceeds at Maturity $1,750,298 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,841,849 and a Market
  Value of $1,836,466)                                1,750,000      1,750,000

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
Merrill Lynch Pierce Fenner & Smith, Inc.
  3.08%, dated 4/30/05
  due 5/2/05
  Proceeds at Maturity $3,000,513 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $3,039,746 and a Market
  Value of $3,148,431)                              $ 3,000,000   $  3,000,000
                                                                  ------------
Total Repurchase Agreements
  (Cost $6,250,000)                                                  6,250,000
                                                                  ------------
Total Short-Term Investments
  (Cost $19,544,065)                                                19,544,065
                                                                  ------------
Total Investments
  (Cost $233,767,658) (f)                                 106.5%   280,722,290(g)
Liabilities in Excess of
  Cash and Other Assets                                    (6.5)   (17,292,976)
                                                    -----------   ------------
Net Assets                                                100.0%  $263,429,314
                                                    ===========   ============

(a)  Non-income producing security.
(b)  ADR-American Depositary Receipt.
(c)  Less than one tenth of a percent.
(d)  Represents securities out on loan or a portion which is out on loan.
(e) Represents a security or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  The cost for federal income tax purposes is $234,457,570.
(g) At April 30, 2005 net unrealized appreciation was $46,264,720, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $54,581,025 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,316,305.

 12   MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $233,767,658) including
  $17,458,400 market value of securities
  loaned                                        $280,722,290
Cash                                                   2,169
Receivables:
  Fund shares sold                                   463,311
  Dividends and interest                              47,039
Other assets                                          43,053
                                                ------------
    Total assets                                 281,277,862
                                                ------------

LIABILITIES:
Securities lending collateral                     17,464,438
Payables:
  Manager                                            169,949
  Fund shares redeemed                                85,077
  Transfer agent                                      53,658
  Professional                                        28,066
  NYLIFE Distributors                                  7,561
  Custodian                                            3,737
  Directors                                            2,693
Accrued expenses                                      33,369
                                                ------------
    Total liabilities                             17,848,548
                                                ------------
Net assets                                      $263,429,314
                                                ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $        680
  Class B                                                277
  Class C                                                 44
  Class I                                             12,481
Additional paid-in capital                       265,791,490
Accumulated net investment loss                     (356,997)
Accumulated net realized loss on investments     (48,973,293)
Net unrealized appreciation on investments        46,954,632
                                                ------------
Net assets                                      $263,429,314
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 12,891,441
                                                ============
Shares of capital stock outstanding                  680,423
                                                ============
Net asset value per share outstanding           $      18.95
Maximum sales charge (5.50% of offering) price          1.10
                                                ------------
Maximum offering price per share outstanding    $      20.05
                                                ============
CLASS B
Net assets applicable to outstanding shares     $  5,192,976
                                                ============
Shares of capital stock outstanding                  276,820
                                                ============
Net asset value and offering price per share
  outstanding                                   $      18.76
                                                ============
CLASS C
Net assets applicable to outstanding shares     $    830,478
                                                ============
Shares of capital stock outstanding                   44,267
                                                ============
Net asset value and offering price per share
  outstanding                                   $      18.76
                                                ============
CLASS I
Net assets applicable to outstanding shares     $244,514,419
                                                ============
Shares of capital stock outstanding               12,481,373
                                                ============
Net asset value and offering price per share
  outstanding                                   $      19.59
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $   943,337
  Income from securities loaned -- net                20,451
  Interest                                            19,817
                                                 -----------
    Total income                                     983,605
                                                 -----------
EXPENSES:
  Manager                                          1,176,639
  Professional                                        45,218
  Transfer agent -- Classes A, B and C                28,804
  Transfer agent -- Class I                           49,871
  Registration                                        24,712
  Distribution -- Class B                             16,862
  Distribution -- Class C                              2,611
  Custodian                                           16,194
  Service -- Class A                                  15,686
  Service -- Class B                                   5,583
  Service -- Class C                                     870
  Service -- Class I                                     118
  Directors                                           12,578
  Shareholder communication                           10,730
  Miscellaneous                                       21,825
                                                 -----------
    Total expenses before reimbursement            1,428,301
  Expense reimbursement from Manager                 (87,699)
                                                 -----------
    Net expenses                                   1,340,602
                                                 -----------
Net investment loss                                 (356,997)
                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   4,551,543
Net change in unrealized appreciation on
  investments                                      6,275,880
                                                 -----------
Net realized and unrealized gain on investments   10,827,423
                                                 -----------
Net increase in net assets resulting from
  operations                                     $10,470,426
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $3,430.

 14   MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                             2005            2004
DECREASE IN NET ASSETS:
Operations:
 Net investment loss                 $   (356,997)  $    (792,555)
 Net realized gain (loss) on
  investments                           4,551,543      (8,874,030)
 Net change in unrealized
  appreciation on investments           6,275,880      16,270,396
                                     ----------------------------
 Net increase in net assets
  resulting from operations            10,470,426       6,603,811
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              2,734,657      14,849,376
   Class B                              2,210,368       3,689,513
   Class C                                381,997         581,639
   Class I                             10,856,459      33,439,885
   Service Class                               --         375,349
                                     ----------------------------
                                       16,183,481      52,935,762
 Cost of shares redeemed:
   Class A                             (2,966,553)     (1,698,238)
   Class B                               (511,592)       (159,295)
   Class C                                (86,216)        (37,859)
   Class I                            (30,328,549)   (128,896,797)
   Service Class                               --     (11,412,859)
                                     ----------------------------
                                      (33,892,910)   (142,205,048)
                                     ----------------------------
    Decrease in net assets derived
     from capital share
     transactions                     (17,709,429)    (89,269,286)
                                     ----------------------------
    Net decrease in net assets         (7,239,003)    (82,665,475)

NET ASSETS:
Beginning of period                   270,668,317     353,333,792
                                     ----------------------------
End of period                        $263,429,314   $ 270,668,317
                                     ============================
Accumulated net investment loss at
 end of period                       $   (356,997)  $          --
                                     ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          CLASS A                          CLASS B                          CLASS C
                                ---------------------------      ---------------------------      ---------------------------
                                                JANUARY 2,                       JANUARY 2,                       JANUARY 2,
                                SIX MONTHS         2004*         SIX MONTHS         2004*         SIX MONTHS         2004*
                                  ENDED           THROUGH          ENDED           THROUGH          ENDED           THROUGH
                                APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,
                                 2005***           2004           2005***           2004           2005***           2004
Net asset value at beginning
  of period                      $ 18.32          $ 18.99         $ 18.21          $18.99          $ 18.22          $18.99
                                 -------          -------         -------          ------          -------          ------
Net investment loss (a)            (0.07)           (0.10)          (0.15)          (0.22)           (0.15)          (0.23)
Net realized and unrealized
  gain (loss) on investments        0.70            (0.57)           0.70           (0.56)            0.69           (0.54)
                                 -------          -------         -------          ------          -------          ------
Total from investment
  operations                        0.63            (0.67)           0.55           (0.78)            0.54           (0.77)
                                 -------          -------         -------          ------          -------          ------
Less dividends:
  From net realized gain on
    investments                       --               --              --              --               --              --
                                 -------          -------         -------          ------          -------          ------
Net asset value at end of
  period                         $ 18.95          $ 18.32         $ 18.76          $18.21          $ 18.76          $18.22
                                 =======          =======         =======          ======          =======          ======
Total investment return (b)         3.44%(c)        (3.53%)(c)       3.02%(c)       (4.11%)(c)        2.96%(c)       (4.05%)(c)
Supplemental Data:
    Net investment loss            (0.55%)+         (0.61%)+        (1.30%)+        (1.36%)+         (1.30%)+        (1.36%)+
    Net expenses                    1.46% +          1.31% +         2.21% +         2.06% +          2.21% +         2.06% +
    Expenses (before
      reimbursement)                1.52% +          1.37% +         2.27% +         2.12% +          2.27% +         2.12% +
Portfolio turnover rate               21%              44%             21%             44%              21%             44%
Net assets at end of period
  (in 000's)                     $12,891          $12,716         $ 5,193          $3,453          $   830          $  532

                                                          SERVICE CLASS++
                                -------------------------------------------------------------------
                                NOVEMBER 1,
                                   2003
                                  THROUGH
                                JANUARY 9,                     YEAR ENDED OCTOBER 31,
                                   2004            2003          2002          2001          2000
Net asset value at beginning
  of period                       $18.16         $ 15.63       $ 19.49       $ 36.88       $ 35.99
                                  ------         -------       -------       -------       -------
Net investment income (loss)
  (a)                              (0.01)          (0.05)        (0.09)        (0.14)        (0.29)
Net realized and unrealized
  gain (loss) on investments        0.97            2.58         (3.77)       (12.55)         4.59
                                  ------         -------       -------       -------       -------
Total from investment
  operations                        0.96            2.53         (3.86)       (12.69)         4.30
                                  ------         -------       -------       -------       -------
Less dividends:
  From net realized gain on
    investments                       --              --            --         (4.70)        (3.41)
                                  ------         -------       -------       -------       -------
Net asset value at end of
  period                          $19.12         $ 18.16       $ 15.63       $ 19.49       $ 36.88
                                  ======         =======       =======       =======       =======
Total investment return (b)         5.29%(c)       16.19%       (19.81%)      (38.49%)       11.93%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                       (0.26%)+        (0.29%)       (0.47%)       (0.57%)       (0.77%)
    Net expenses                    1.18% +         1.18%         1.18%         1.18%         1.18%
    Expenses (before
      reimbursement)                1.26% +         1.27%         1.27%         1.23%         1.18%
Portfolio turnover rate               44%             35%           63%           35%           48%
Net assets at end of period
  (in 000's)                      $    0         $10,573       $10,301       $14,732       $24,732

*    Commencement of Operations.
**   The Fund changed its fiscal year end from December 31 to October 31.
***  Unaudited.
+    Annualized.
++   Service Class shares ceased operations on January 9, 2004.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I and Service Class are not subject to sales charges.
(c)  Total return is not annualized.

 16   MainStay All Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                       CLASS I
--------------------------------------------------------------------------------------
    SIX MONTHS
      ENDED
    APRIL 30,                             YEAR ENDED OCTOBER 31,
     2005***          2004          2003          2002          2001           2000
     $  18.90       $  18.66      $  16.02      $  19.92      $  37.50      $    36.45
     --------       --------      --------      --------      --------      ----------
        (0.02)         (0.04)        (0.01)        (0.04)        (0.09)          (0.20)
         0.71           0.28          2.65         (3.86)       (12.79)           4.66
     --------       --------      --------      --------      --------      ----------
         0.69           0.24          2.64         (3.90)       (12.88)           4.46
     --------       --------      --------      --------      --------      ----------
           --             --            --            --         (4.70)          (3.41)
     --------       --------      --------      --------      --------      ----------
     $  19.59       $  18.90      $  18.66      $  16.02      $  19.92      $    37.50
     ========       ========      ========      ========      ========      ==========
         3.65%(c)       1.29%        16.48%       (19.58%)      (38.34%)         12.24%
        (0.05%)+       (0.23%)       (0.04%)       (0.22%)       (0.32%)         (0.52%)
         0.93% +        0.93%         0.93%         0.93%         0.93%           0.93%
         0.99% +        0.99%         1.02%         1.02%         0.98%           0.93%
           21%            44%           35%           63%           35%             48%
     $244,514       $253,968      $342,761      $320,059      $436,898      $1,197,216

            SERVICE CLASS++
    --------------------------------
    JANUARY 1,
       1999
      THROUGH            YEAR ENDED
    OCTOBER 31,         DECEMBER 31,
      1999**                1998
      $ 33.13             $ 25.24
      -------             -------
        (0.21)              (0.16)
         3.41               10.26
      -------             -------
         3.20               10.10
      -------             -------
        (0.34)              (2.21)
      -------             -------
      $ 35.99             $ 33.13
      =======             =======
         9.74%(c)           40.18%
        (0.74%)+            (0.56%)
         1.18% +             1.19%
         1.18% +             1.19%
           27%                 29%
      $25,987             $15,814

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

MAINSTAY ALL CAP VALUE FUND
INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -1.99%    0.44%  2.72%   6.93%
Excluding sales charges   3.72     6.29   3.89    7.54

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
4/30/95                                         9450                  10000                  10000                  10000
                                               11803                  13021                  12989                  12953
                                               13770                  16294                  15920                  15767
                                               18104                  22985                  22636                  22413
                                               16999                  28001                  25824                  24957
                                               16145                  30837                  24823                  24128
                                               18545                  26837                  26418                  25953
                                               18039                  23448                  25386                  25390
                                               14528                  20328                  22083                  21976
                                               18385                  24979                  27882                  27995
4/30/05                                        19541                  26562                  31765                  31790

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -1.71%    0.52%  2.80%   6.78%
Excluding sales charges   3.29     5.52   3.15    6.78

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
4/30/95                                        10000                  10000                  10000                  10000
                                               12399                  13021                  12989                  12953
                                               14360                  16294                  15920                  15767
                                               18765                  22985                  22636                  22413
                                               17515                  28001                  25824                  24957
                                               16496                  30837                  24823                  24128
                                               18827                  26837                  26418                  25953
                                               18185                  23448                  25386                  25390
                                               14527                  20328                  22083                  21976
                                               18260                  24979                  27882                  27995
4/30/05                                        19267                  26562                  31765                  31790

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        2.29%    4.52%  3.15%   6.78%
Excluding sales charges   3.29     5.52   3.15    6.78

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
4/30/95                                        10000                  10000                  10000                  10000
                                               12399                  13021                  12989                  12953
                                               14360                  16294                  15920                  15767
                                               18765                  22985                  22636                  22413
                                               17515                  28001                  25824                  24957
                                               16496                  30837                  24823                  24128
                                               18827                  26837                  26418                  25953
                                               18185                  23448                  25386                  25390
                                               14527                  20328                  22083                  21976
                                               18260                  24979                  27882                  27995
4/30/05                                        19267                  26562                  31765                  31790

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (1/2/91) through 12/31/03, performance for Class A, B, and C shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 18   MainStay All Cap Value Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          4.04%    6.87%  4.21%   7.82%

(PERFORMANCE GRAPH)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
4/30/95                                        10000                  10000                  10000                  10000
                                               12518                  13021                  12989                  12953
                                               14637                  16294                  15920                  15767
                                               19290                  22985                  22636                  22413
                                               18157                  28001                  25824                  24957
                                               17281                  30837                  24823                  24128
                                               19906                  26837                  26418                  25953
                                               19399                  23448                  25386                  25390
                                               15656                  20328                  22083                  21976
                                               19871                  24979                  27882                  27995
4/30/05                                        21236                  26562                  31765                  31790

                                                          SIX      ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    YEARS

S&P 500(R) Index(1)                                       3.28%   6.34%   -2.94%   10.26%
Russell 1000(R) Value Index(2)                            6.72    13.92    5.06    12.25
Russell 3000(R) Value Index(3)                            6.28    13.56    5.67    12.26
Average Lipper multi-cap value fund(4)                    5.18    9.77     4.80    10.20

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all dividends and capital gains. The Russell 3000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. You cannot invest directly in an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.mainstayfunds.com     19

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ALL CAP VALUE FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/04           4/30/05           PERIOD(1)           4/30/05            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,037.35           $ 7.12            $1,017.95            $ 7.05
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,033.20           $10.89            $1,014.20            $10.79
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,033.20           $10.89            $1,014.20            $10.79
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,040.55           $ 4.60            $1,020.45            $ 4.56
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.41% for Class A, 2.16% for Class B and Class C, and 0.91% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 20   MainStay All Cap Value Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

Common Stocks                                                                     97.4%
Convertible Preferred Stock                                                        1.6%
Short-Term Investments (collateral from securities lending is 0.0%*)               1.1%
Liabilities in Excess of Cash and Other Assets                                    (0.1)%

* Less than one tenth of a percent.

See Portfolio of Investments on page 24 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Pfizer, Inc.
 2.  Transocean, Inc.
 3.  Citigroup, Inc.
 4.  Computer Sciences Corp.
 5.  Sprint Corp.
 6.  JPMorgan Chase & Co.
 7.  Gap, Inc. (The)
 8.  Bank of America Corp.
 9.  Rowan Cos., Inc.
10.  Cadbury Schweppes PLC

                                                    www.mainstayfunds.com     21

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Richard A. Rosen and Mark T. Spellman of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests in securities that have value characteristics and that span the entire range of market capitalizations reflected in the Russell 3000(R) Value Index.(1) The Fund normally invests at least 80% of its assets in equity securities. In implementing this strategy, the Fund principally invests in common stocks that we believe are selling below their value when purchased, that typically pay dividends, and that are listed on a national securities exchange or are traded in the over-the-counter market. When assessing whether a stock is undervalued, we compare the stock's market price to the company's cash flow and interest-coverage ratios, the company's book value, the estimated value of the company's assets, and the company's growth rates and future earnings potential. There may be non-dividend- paying stocks in the portfolio if they meet the "undervalued" criteria. We may sell securities that we believe no longer contribute to the Fund's ability to meet its investment objective.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2005?

Stocks moved somewhat higher during the six-month period, although performance varied widely across capitalization levels and investment styles. Mid-cap and large-cap value stocks led the equity market, outpacing growth stocks of all capitalization levels by a significant margin. Specific industries were subject to volatile undercurrents during the reporting period. Energy stocks dominated the market as crude-oil prices topped $58 per barrel before backing off their record levels by the end of April. A pick-up in merger-and-acquisition activity in the energy sector also helped drive share prices higher. Information technology stocks were generally weaker, as incremental data showed slowing trends in revenue and order growth and mediocre progress in earnings growth. Meanwhile, the Federal Open Market Committee continued to raise the targeted federal funds rate, and the Federal Reserve intensified its rhetoric about inflation concerns.

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

High crude-oil prices benefited the shares of several of the Fund's energy sector holdings, particularly offshore drillers Transocean Energy (+32%)(2) and Pride International (+21%). A number of names in the health care sector also performed well. Positive surprises from hospital operators HCA (+53%) and Universal Health Services (+37%) drove their share prices up, as each reported better-than-expected first-quarter 2005 trends and results.

Soft-drink and confectionery company Cadbury Schweppes (+23%) rose during the reporting period. Cadbury Schweppes posted steadily improving results, driven by positive trends in the company's brands and by successful integration of recent acquisitions.

HOW DID THE FUND'S INFORMATION TECHNOLOGY STOCKS FARE DURING THE SIX MONTHS ENDED APRIL 30, 2005?

Several names in the information technology sector detracted from the Fund's performance. Shares of mainframe-software maker BMC Software (-14%) slid on disappointing earnings results. The Fund continued to hold this stock, however, since we found its longer-term prospects compelling despite softer-than-anticipated short-term trends. IBM (-15%) suffered from sluggish revenue and weak new-business-signing trends early in 2005. IBM subsequently announced a major restructuring plan to cut costs in the affected areas, and we were encouraged by the company's quick and decisive action.

WERE THERE OTHER STOCKS THAT DETRACTED FROM THE FUND'S RESULTS?

Small-cap industrial concern Insituform Technologies (-25%) saw its share price drop after reporting weaker-than-expected results. Since we believed that the market had overreacted, the Fund continued to hold the shares. Graphite-electrode manufacturer GrafTech International (-59%) also suffered from weaker-than-expected results. After meeting with senior management to review the company's recent results and strategy for the future, however, we

Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.
1. See footnote on page 19 for more information on the Russell 3000(R) Value Index.
2. Performance percentages reflect the price performance of the securities mentioned for the six months ended April 30, 2005, or for the portion of the reporting period shares were held in the Fund, if shorter. Performance percentages do not reflect the impact of dividends received, if any. Purchases and sales within the Fund's portfolio may cause the performance of Fund holdings to differ from that of the securities themselves.

 22   MainStay All Cap Value Fund
added to the Fund's position in the stock. Mortgage and specialty insurer PMI Group (-9%) also detracted from Fund performance for the period. We continued to hold the PMI shares on the belief that macroeconomic trends, improving credit quality, and increased market share in municipal-bond insurance may help the stock in the months ahead.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

At the end of April 2005, the Fund had overweighted positions relative to the Russell 3000(R) Value Index in consumer staples, energy, health care, information technology, and telecommunication services. As of the same date, the Fund was underweighted relative to the Index in utilities, consumer discretionary, financials, materials, and industrials.

WHAT DO YOU ANTICIPATE GOING FORWARD?

We believe that higher interest rates and slower gross-domestic-product growth may be important factors in the equity market over the near term.
Larger-capitalization names still seem to be offering more value than smaller-capitalization names, and this is reflected in many of the Fund's holdings in the health care and consumer staples sectors.

We also expect high energy prices to continue to affect the overall stock market as manufacturers struggle to contain energy costs or pass them along to their consumers. Many of the Fund's energy holdings have approached our price targets, and we have recently been selling shares. The Fund continues to overweight the energy sector relative to the Russell 3000(R) Value Index but to a lesser degree than at the start of the reporting period.

After a strong multiyear run in economic-recovery plays in the industrials and materials sectors, we have pared back or sold many of the Fund's positions. We intend to keep the Fund under-weighted in these two sectors for the near term.

Information technology stocks have disappointed to date in 2005, but we continue to find reasonable value in this sector and intend to remain over-weighted. We have yet to find much value in the utilities sector, in larger banks, or in real estate investment trusts (REITs), and we intend to keep the Fund underweighted in these areas.

We remain confident in our disciplined classic value strategy and will continue to seek opportunities among undervalued stocks with improving fundamental characteristics.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    www.mainstayfunds.com     23

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                      SHARES           VALUE
COMMON STOCKS (97.4%)+
----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.8%)
Northrop Grumman Corp.                                45,800   $   2,511,672
Raytheon Co.                                          33,700       1,267,457
                                                               -------------
                                                                   3,779,129
                                                               -------------
AUTO COMPONENTS (1.2%)
TRW Automotive Holdings Corp. (a)                     89,100       1,586,871
                                                               -------------

BEVERAGES (0.7%)
Molson Coors Brewing Co. Class B                      15,000         926,250
                                                               -------------

BUILDING PRODUCTS (0.8%)
American Standard Cos., Inc. (a)                      23,400       1,046,214
                                                               -------------
CAPITAL MARKETS (4.1%)
Goldman Sachs Group, Inc. (The)                       15,700       1,676,603
Merrill Lynch & Co., Inc.                             37,700       2,033,161
State Street Corp.                                    40,400       1,867,692
                                                               -------------
                                                                   5,577,456
                                                               -------------
CHEMICALS (0.7%)
Cambrex Corp.                                         49,500         940,500
                                                               -------------

COMMERCIAL BANKS (6.9%)
V  Bank of America Corp.                              67,854       3,056,144
PNC Financial Services
  Group, Inc. (The)                                   25,200       1,341,396
U.S. Bancorp                                          80,400       2,243,160
Wachovia Corp.                                        27,000       1,381,860
Wells Fargo & Co.                                     22,600       1,354,644
                                                               -------------
                                                                   9,377,204
                                                               -------------
COMMERCIAL SERVICES & SUPPLIES (0.4%)
Learning Tree International, Inc. (a)                 37,700         481,052
                                                               -------------
COMMUNICATIONS EQUIPMENT (4.5%)
Lucent Technologies, Inc.                            403,000         979,290
Motorola, Inc.                                       143,500       2,201,290
Nokia Corp. ADR (c)                                  183,700       2,935,526
                                                               -------------
                                                                   6,116,106
                                                               -------------
COMPUTERS & PERIPHERALS (2.9%)
Hewlett-Packard Co.                                   71,700       1,467,699
International Business Machines Corp.                 33,600       2,566,368
                                                               -------------
                                                                   4,034,067
                                                               -------------
CONSTRUCTION & ENGINEERING (0.6%)
Insituform Technologies, Inc. Class A (a)             53,600         799,176
                                                               -------------


                                                      SHARES           VALUE
CONTAINERS & PACKAGING (0.9%)
Owens-Illinois, Inc. (a)                              50,400   $   1,235,808
                                                               -------------

DIVERSIFIED FINANCIAL SERVICES (5.1%)
V  Citigroup, Inc.                                    82,533       3,875,749
V  JPMorgan Chase & Co.                               88,456       3,139,303
                                                               -------------
                                                                   7,015,052
                                                               -------------
DIVERSIFIED TELECOMMUNICATIONS (7.5%)
ALLTEL Corp.                                          18,400       1,048,064
BellSouth Corp.                                       51,900       1,374,831
Iowa Telecommunication Services, Inc.                 54,400       1,039,040
SBC Communications, Inc.                              61,700       1,468,460
V  Sprint Corp.                                      153,200       3,410,232
Verizon Communications, Inc.                          55,700       1,994,060
                                                               -------------
                                                                  10,334,687
                                                               -------------
ELECTRIC UTILITIES (0.7%)
FirstEnergy Corp.                                     23,800       1,035,776
                                                               -------------

ENERGY EQUIPMENT & SERVICES (8.7%)
ENSCO International, Inc.                             72,300       2,356,980
Pride International, Inc. (a)                        103,200       2,301,360
V  Rowan Cos., Inc. (a)                              114,700       3,042,991
V  Transocean, Inc. (a)                               89,000       4,126,930
                                                               -------------
                                                                  11,828,261
                                                               -------------
FOOD & STAPLES RETAILING (2.6%)
CVS Corp.                                             35,700       1,841,406
Kroger Co. (The) (a)                                 111,500       1,758,355
                                                               -------------
                                                                   3,599,761
                                                               -------------
FOOD PRODUCTS (5.3%)
V  Cadbury Schweppes PLC ADR (c)                      72,900       2,963,385
General Mills, Inc.                                   59,800       2,954,120
Kraft Foods, Inc. Class A                             40,100       1,299,641
                                                               -------------
                                                                   7,217,146
                                                               -------------
HEALTH CARE PROVIDERS & SERVICES (3.4%)
HCA, Inc.                                             36,100       2,015,824
Universal Health Services, Inc. Class B               46,600       2,644,084
                                                               -------------
                                                                   4,659,908
                                                               -------------
HOUSEHOLD PRODUCTS (1.9%)
Kimberly-Clark Corp.                                  42,400       2,647,880
                                                               -------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 24   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES           VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
INSURANCE (8.1%)
AFLAC, Inc.                                           46,700   $   1,898,355
Allstate Corp. (The)                                  38,600       2,167,776
Hartford Financial Services
  Group, Inc. (The)                                   33,700       2,438,869
Prudential Financial, Inc.                            38,300       2,188,845
St. Paul Travelers Cos., Inc. (The)                   64,734       2,317,477
                                                               -------------
                                                                  11,011,322
                                                               -------------
IT SERVICES (2.5%)
V  Computer Sciences Corp. (a)                        79,700       3,465,356
                                                               -------------

LEISURE EQUIPMENT & PRODUCTS (0.9%)
Mattel, Inc.                                          65,000       1,173,250
                                                               -------------

MACHINERY (1.3%)
Kadant, Inc. (a)                                      34,700         596,840
Navistar International Corp. (a)                      39,700       1,172,341
                                                               -------------
                                                                   1,769,181
                                                               -------------
MEDIA (0.9%)
Time Warner, Inc. (a)                                 73,300       1,232,173
                                                               -------------
METALS & MINING (2.4%)
Alcoa, Inc.                                           77,772       2,256,944
GrafTech International Ltd. (a)                      253,600         966,216
                                                               -------------
                                                                   3,223,160
                                                               -------------
MULTI-UTILITIES & UNREGULATED POWER (1.1%)
Duke Energy Corp.                                     51,700       1,509,123
                                                               -------------

OIL & GAS (3.0%)
ChevronTexaco Corp.                                   23,642       1,229,384
ConocoPhillips                                        15,600       1,635,660
Kerr-McGee Corp.                                      15,500       1,202,800
                                                               -------------
                                                                   4,067,844
                                                               -------------
PAPER & FOREST PRODUCTS (1.6%)
Abitibi-Consolidated, Inc.                           305,300       1,294,472
Bowater, Inc.                                         28,700         932,463
                                                               -------------
                                                                   2,226,935
                                                               -------------
PHARMACEUTICALS (6.3%)
Bristol-Myers Squibb Co.                              85,500       2,223,000
V  Pfizer, Inc.                                      208,000       5,651,360
Pharmaceuticals Holders Trust (e)                      9,500         711,550
                                                               -------------
                                                                   8,585,910
                                                               -------------


                                                      SHARES           VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.3%)
Texas Instruments, Inc.                               72,600   $   1,812,096
                                                               -------------

SOFTWARE (1.3%)
BMC Software, Inc. (a)                               112,500       1,822,500
                                                               -------------

SPECIALTY RETAIL (2.8%)
Christopher & Banks Corp.                             50,300         785,686
V  Gap, Inc. (The)                                   144,400       3,082,940
                                                               -------------
                                                                   3,868,626
                                                               -------------
THRIFTS & MORTGAGE FINANCE (2.2%)
PMI Group, Inc. (The)                                 65,100       2,288,916
Washington Mutual, Inc.                               17,100         706,572
                                                               -------------
                                                                   2,995,488
                                                               -------------
Total Common Stocks (Cost $118,456,991)                          133,001,268
                                                               -------------

CONVERTIBLE PREFERRED STOCK (1.6%)
----------------------------------------------------------------------------
PHARMACEUTICALS (1.6%)
Goldman Sachs Group, Inc. (The)
  2.875%, Series BSKT (d)                             20,000       2,149,820
                                                               -------------
Total Convertible Preferred Stock (Cost
  $2,007,159)                                                      2,149,820
                                                               -------------
                                                    PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS (1.1%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (1.1%)
American General Finance Corp. 2.86%, due 5/4/05    $825,000          824,804
UBS Finance (Delaware) LLC 2.93%, due 5/2/05         720,000          719,942
                                                                -------------
Total Commercial Paper (Cost $1,544,746)                            1,544,746
                                                                -------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    25


                                                      SHARES           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------
INVESTMENT COMPANY (0.0%) (b)
AIM Institutional Funds Group (f)                      6,215   $       6,215
                                                               -------------
Total Investment Company (Cost $6,215)                                 6,215
                                                               -------------
Total Short-Term Investments (Cost $1,550,961)                     1,550,961
                                                               -------------
Total Investments (Cost $122,015,111) (g)              100.1%    136,702,049(h)
Liabilities in Excess of
  Cash and Other Assets                                 (0.1)       (110,490)
                                                    --------   -------------
Net Assets                                             100.0%  $ 136,591,559
                                                    ========   =============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  ADR -- American Depositary Receipt.
(d) Synthetic Convertible -- an equity-linked security issued by an entity other than the issuer of the underlying equity instrument.
(e) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(f) Represents a security purchased with cash collateral received for a loaned security pending settlement.
(g) The cost for federal income tax purposes is $122,976,832.
(h)  At April 30, 2005 net unrealized appreciation was
     $13,725,217, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $17,982,682 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,257,465.

 26   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $122,015,111)                $136,702,049
Deposit with broker for securities loaned                 73
Receivables:
  Investment securities sold                         188,865
  Fund shares sold                                   155,110
  Dividends and interest                             238,914
Other assets                                          35,224
                                                ------------
    Total assets                                 137,320,235
                                                ------------
LIABILITIES:
Securities lending collateral (a)                      6,288
Payables:
  Investment securities purchased                    408,074
  Fund shares redeemed                               130,471
  Manager                                             76,133
  Transfer agent                                      53,815
  NYLIFE Distributors                                  8,442
  Custodian                                            2,804
  Directors                                            1,812
Accrued expenses                                      40,837
                                                ------------
    Total liabilities                                728,676
                                                ------------
Net assets                                      $136,591,559
                                                ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $        858
  Class B                                                516
  Class C                                                 96
  Class I                                              9,205
Additional paid-in capital                       134,036,490
Accumulated undistributed net investment
  income                                             649,134
Accumulated net realized loss on investments
  and option transactions                        (12,791,678)
Net unrealized appreciation on investments        14,686,938
                                                ------------
Net assets                                      $136,591,559
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 10,944,519
                                                ============
Shares of capital stock outstanding                  858,006
                                                ============
Net asset value per share outstanding           $      12.76
Maximum sales charge (5.50% of offering price)          0.74
                                                ------------
Maximum offering price per share outstanding    $      13.50
                                                ============
CLASS B
Net assets applicable to outstanding shares     $  6,546,200
                                                ============
Shares of capital stock outstanding                  516,132
                                                ============
Net asset value and offering price per
  share outstanding                             $      12.68
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  1,211,669
                                                ============
Shares of capital stock outstanding                   95,537
                                                ============
Net asset value and offering price per
  share outstanding                             $      12.68
                                                ============
CLASS I
Net assets applicable to outstanding shares     $117,889,171
                                                ============
Shares of capital stock outstanding                9,205,165
                                                ============
Net asset value and offering price per
  share outstanding                             $      12.81
                                                ============

(a) Collateral on unsettled sale of securities loaned.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    27

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 1,329,455
  Interest                                            53,376
  Income from securities loaned -- net                 8,149
                                                 -----------
    Total Income                                   1,390,980
                                                 -----------
EXPENSES:
  Manager                                            588,585
  Transfer agent -- Classes A, B and C                28,113
  Transfer agent -- Class I                           54,281
  Professional                                        28,081
  Registration                                        24,461
  Distribution -- Class B                             19,863
  Distribution -- Class C                              4,096
  Service -- Class A                                  12,887
  Service -- Class B                                   6,621
  Service -- Class C                                   1,365
  Custodian                                           12,117
  Directors                                            6,903
  Shareholder communication                            6,734
  Miscellaneous                                       14,398
                                                 -----------
    Total expenses before reimbursement              808,505
  Expense reimbursement from Manager                (112,442)
                                                 -----------
    Net expenses                                     696,063
                                                 -----------
Net investment income                                694,917
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
WRITTEN OPTION TRANSACTIONS:
Net realized gain from:
  Security transactions                            6,915,796
  Written option transactions                         12,525
                                                 -----------
Net realized gain on investments and written
  option transactions                              6,928,321
                                                 -----------
Net change in unrealized appreciation on
  investments                                     (2,417,139)
                                                 -----------
Net realized and unrealized gain on investments
  and written option transactions                  4,511,182
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 5,206,099
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $7,733.

 28   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                        2005           2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income          $    694,917   $  1,545,931
 Net realized gain on
  investments and written
  option transactions              6,928,321     14,464,552
 Net change in unrealized
  appreciation on investments
  and written option
  transactions                    (2,417,139)     1,615,665
                                ---------------------------
 Net increase in net assets
  resulting from operations        5,206,099     17,626,148
                                ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                           (78,877)            --
   Class B                           (21,342)            --
   Class C                            (4,738)            --
   Class I                        (1,285,863)    (2,046,476)
   Service Class                          --        (65,067)
                                ---------------------------
 Total dividends to
  shareholders                    (1,390,820)    (2,111,543)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                         2,701,611     10,262,130
   Class B                         3,034,768      3,852,520
   Class C                           464,845      1,014,648
   Class I                         8,647,422     23,435,990
   Service Class                          --        429,948

                                        2005           2004
 Net asset value of shares
  issued to shareholders in
  investments of dividends:
   Class A                      $     75,411   $         --
   Class B                            19,658             --
   Class C                             4,117             --
   Class I                         1,285,603      2,043,233
   Service Class                          --         52,463
                                ---------------------------
                                  16,233,435     41,090,932

 Cost of shares redeemed:
   Class A                        (1,273,261)    (1,210,034)
   Class B                          (327,484)      (104,583)
   Class C                          (156,958)      (139,405)
   Class I                       (13,715,346)   (85,783,397)
   Service Class                          --     (6,291,284)
                                ---------------------------
                                 (15,473,049)   (93,528,703)
                                ---------------------------
    Increase (decrease) in net
     assets derived from
     capital share
     transactions                    760,386    (52,437,771)
                                ---------------------------
    Net increase (decrease) in
     net assets                    4,575,665    (36,923,166)

NET ASSETS:
Beginning of period              132,015,894    168,939,060
                                ---------------------------
End of period                   $136,591,559   $132,015,894
                                ===========================
Accumulated undistributed net
 investment income at end of
 period                         $    649,134   $  1,345,037
                                ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                      CLASS A                           CLASS B                   CLASS C
                                            ----------------------------      ---------------------------      -------------
                                                             JANUARY 2,                       JANUARY 2,
                                            SIX MONTHS          2004*         SIX MONTHS         2004*         SIX MONTHS
                                               ENDED           THROUGH          ENDED           THROUGH          ENDED
                                             APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,      APRIL 30,
                                              2005***           2004           2005***           2004           2005***
Net asset value at beginning of period        $ 12.40          $12.08           $12.33          $12.08           $12.33
                                              -------          ------           ------          ------           ------
Net investment income (loss)                     0.04(c)         0.06(c)         (0.01)(c)       (0.01)(c)        (0.01)(c)
Net realized and unrealized gain (loss) on
  investments                                    0.42            0.26             0.42            0.26             0.42
                                              -------          ------           ------          ------           ------
Total from investment operations                 0.46            0.32             0.41            0.25             0.41
                                              -------          ------           ------          ------           ------
Less dividends and distributions:
  From net investment income                    (0.10)             --            (0.06)             --            (0.06)
  From net realized gain on investments            --              --               --              --               --
                                              -------          ------           ------          ------           ------
Total dividends and distributions               (0.10)             --            (0.06)             --            (0.06)
                                              -------          ------           ------          ------           ------
Net asset value at end of period              $ 12.76          $12.40           $12.68          $12.33           $12.68
                                              =======          ======           ======          ======           ======
Total investment return (a)                      3.72%(b)        2.65%(b)         3.29%(b)        2.07%(b)         3.29%(b)
Ratio (to average net assets)/Supplemental
  Data:
    Net investment gain (loss)                   0.60%+          0.65%+          (0.15%)+        (0.10%)+         (0.15%)+
    Net expenses                                 1.41%+          1.33%+           2.16%+          2.08% +          2.16%+
    Expenses (before reimbursement)              1.57%+          1.45%+           2.32%+          2.20% +          2.32%+
Portfolio turnover rate                            22%             48%              22%             48%              22%
Net assets at end of period (in 000's)        $10,945          $9,206           $6,546          $3,776           $1,212

                                              CLASS C
                                            -----------
                                            JANUARY 2,
                                               2004*
                                              THROUGH
                                            OCTOBER 31,
                                               2004
Net asset value at beginning of period        $12.08
                                              ------
Net investment income (loss)                   (0.01)(c)
Net realized and unrealized gain (loss) on
  investments                                   0.26
                                              ------
Total from investment operations                0.25
                                              ------
Less dividends and distributions:
  From net investment income                      --
  From net realized gain on investments           --
                                              ------
Total dividends and distributions                 --
                                              ------
Net asset value at end of period              $12.33
                                              ======
Total investment return (a)                     2.07%(b)
Ratio (to average net assets)/Supplemental
  Data:
    Net investment gain (loss)                 (0.10%)+
    Net expenses                                2.08% +
    Expenses (before reimbursement)             2.20% +
Portfolio turnover rate                           48%
Net assets at end of period (in 000's)        $  884

                                                                  SERVICE CLASS++
                                            -----------------------------------------------------------
                                            NOVEMBER 1,
                                               2003
                                              THROUGH
                                            JANUARY 9,                 YEAR ENDED OCTOBER 31,
                                               2004           2003        2002        2001        2000
Net asset value at beginning of period        $11.24         $ 9.36      $12.52      $13.97      $12.66
                                              ------         ------      ------      ------      ------
Net investment income                           0.02(c)        0.11(c)     0.10(c)     0.14(c)     0.10
Net realized and unrealized gain (loss) on
  investments                                   1.07           1.85       (1.85)      (1.16)       1.28
                                              ------         ------      ------      ------      ------
Total from investment operations                1.09           1.96       (1.75)      (1.02)       1.38
                                              ------         ------      ------      ------      ------
Less dividends and distributions:
  From net investment income                   (0.13)         (0.08)      (0.28)      (0.12)      (0.07)
  From net realized gain on investments           --             --       (1.13)      (0.31)         --
                                              ------         ------      ------      ------      ------
Total dividends and distributions              (0.13)         (0.08)      (1.41)      (0.43)      (0.07)
                                              ------         ------      ------      ------      ------
Net asset value at end of period              $12.20         $11.24      $ 9.36      $12.52      $13.97
                                              ======         ======      ======      ======      ======
Total investment return (a)                     9.77%(b)      21.14%     (16.64%)     (7.54%)     11.00%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       0.91%          1.12%       0.87%       1.03%       0.87%
    Net expenses                                1.14%          1.19%       1.19%       1.19%       1.19%
    Expenses (before reimbursement)             1.31%          1.36%       1.37%       1.25%       1.19%
Portfolio turnover rate                            7%            64%         65%         94%         96%
Net assets at end of period (in 000's)        $    0         $5,388      $4,296      $5,219      $5,776

*    Commencement of Operations.
**   The Fund changed its fiscal year end from December 31 to October 31.
***  Unaudited.
+    Annualized.
++   Service Class shares ceased operations on January 9, 2004.
(a)  Total return is calculated exclusive of sales charges. Class I and Service Class are not subject to sales charges.
(b)  Total return is not annualized.
(c)  Per share data based on average shares outstanding during the period.
(d)  Less than one cent per share.

 30   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                        CLASS I
----------------------------------------------------------------------------------------
    SIX MONTHS
       ENDED
     APRIL 30,                      YEAR ENDED OCTOBER 31,
      2005***           2004            2003          2002          2001          2000
     $  12.44         $  11.26        $   9.38      $  12.55      $  14.00      $  12.69
     --------         --------        --------      --------      --------      --------
         0.08(c)          0.11(c)         0.14(c)       0.13(c)       0.16(c)       0.15
         0.43             1.23            1.85         (1.86)        (1.15)         1.27
     --------         --------        --------      --------      --------      --------
         0.51             1.34            1.99         (1.73)        (0.99)         1.42
     --------         --------        --------      --------      --------      --------
        (0.14)           (0.16)          (0.11)        (0.31)        (0.15)        (0.11)
           --               --              --         (1.13)        (0.31)           --
     --------         --------        --------      --------      --------      --------
        (0.14)           (0.16)          (0.11)        (1.44)        (0.46)        (0.11)
     --------         --------        --------      --------      --------      --------
     $  12.81         $  12.44        $  11.26      $   9.38      $  12.55      $  14.00
     ========         ========        ========      ========      ========      ========
         4.04%(b)        11.97%          21.43%       (16.46%)       (7.29%)       11.31%
         1.10%+           1.04%           1.37%         1.12%         1.28%         1.12%
         0.91%+           0.94%           0.94%         0.94%         0.94%         0.94%
         1.07%+           1.06%           1.11%         1.12%         1.00%         0.94%
           22%              48%             64%           65%           94%           96%
     $117,889         $118,150        $163,551      $137,069      $140,919      $742,924

            SERVICE CLASS++
    --------------------------------
    JANUARY 1,
       1999                 YEAR
      THROUGH              ENDED
    OCTOBER 31,         DECEMBER 31,
      1999**                1998
      $11.76               $16.35
      ------               ------
        0.06                 0.14
        0.84                (1.57)
      ------               ------
        0.90                (1.43)
      ------               ------
       (0.00)(d)            (0.14)
          --                (3.02)
      ------               ------
       (0.00)(d)            (3.16)
      ------               ------
      $12.66               $11.76
      ======               ======
       (7.65%)(b)           (8.30%)
        0.59% +              0.79%
        1.21% +              1.23%
        1.21% +              1.23%
          49%                  76%
      $7,418               $9,740

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    31

MAINSTAY MID CAP OPPORTUNITY FUND
INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        0.49%    6.87%  9.96%   11.92%
Excluding sales charges   6.34    13.09   11.21   12.55

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
4/30/95                                         9450                  10000                  10000                  10000
                                               11806                  12787                  13079                  13021
                                               13968                  15057                  14512                  16294
                                               20509                  21224                  20458                  22985
                                               20355                  21626                  21673                  28001
                                               18127                  20655                  25142                  30837
                                               20920                  24704                  25214                  26837
                                               23240                  26782                  25037                  23448
                                               20407                  23170                  21498                  20328
                                               27264                  31262                  29120                  24979
4/30/05                                        30833                  37610                  33378                  26562

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        1.03%    7.29%  10.12%  11.65%
Excluding sales charges   6.03    12.29   10.39   11.65

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
4/30/95                                        10000                  10000                  10000                  10000
                                               12387                  12787                  13079                  13021
                                               14502                  15057                  14512                  16294
                                               21138                  21224                  20458                  22985
                                               20783                  21626                  21673                  28001
                                               18355                  20655                  25142                  30837
                                               21030                  24704                  25214                  26837
                                               23186                  26782                  25037                  23448
                                               20215                  23170                  21498                  20328
                                               26796                  31262                  29120                  24979
4/30/05                                        30088                  37610                  33378                  26562

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        4.98%   11.19%  10.41%  11.66%
Excluding sales charges   5.98    12.19   10.41   11.66

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
4/30/95                                        10000                  10000                  10000                  10000
                                               12400                  12787                  13079                  13021
                                               14520                  15057                  14512                  16294
                                               21169                  21224                  20458                  22985
                                               20804                  21626                  21673                  28001
                                               18368                  20655                  25142                  30837
                                               21049                  24704                  25214                  26837
                                               23209                  26782                  25037                  23448
                                               20256                  23170                  21498                  20328
                                               26863                  31262                  29120                  24979
4/30/05                                        30137                  37610                  33378                  26562

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (12/27/94) through 12/31/03, performance for Class A and B shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 32   MainStay Mid Cap Opportunity Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          6.59%   13.57%  11.52%  12.84%

(PERFORMANCE GRAPH)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
4/30/95                                        10000                  10000                  10000                  10000
                                               12519                  12787                  13079                  13021
                                               14844                  15057                  14512                  16294
                                               21851                  21224                  20458                  22985
                                               21731                  21626                  21673                  28001
                                               19393                  20655                  25142                  30837
                                               22443                  24704                  25214                  26837
                                               24988                  26782                  25037                  23448
                                               22005                  23170                  21498                  20328
                                               29457                  31262                  29120                  24979
4/30/05                                        33456                  37610                  33378                  26562

                                                          SIX      ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    YEARS
----------------------------------------------------------------------------------------

Russell Midcap(R) Value Index(1)                          8.81%   20.30%  12.73%   14.16%
Russell Midcap(R) Index(2)                                6.81    14.62    5.83    12.81
S&P 500(R) Index(3)                                       3.28     6.34   -2.94    10.26
Average Lipper mid-cap value fund(4)                      5.46    11.37   11.12    11.98

B shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1% sales charge and a 1% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge, CDSC, and fees and expenses for Class L shares. Effective 1/2/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares, or both.
1. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results for all indices assume reinvestment of all income and capital gains. The Russell Midcap(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.mainstayfunds.com     33

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP OPPORTUNITY FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/04           4/30/05           PERIOD(1)           4/30/05            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,063.80           $ 7.27            $1,017.90            $ 7.10
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,060.85           $11.09            $1,014.15            $10.84
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,060.45           $11.09            $1,014.15            $10.84
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,066.20           $ 5.33            $1,019.80            $ 5.21
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.42% for Class A, 2.17% for Class B and Class C, and 1.04% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).



 34   MainStay Mid Cap Opportunity Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

Common Stocks                                                                     94.5%
Short-Term Investment                                                              4.8%
Investment Companies                                                               4.3%
Liabilities in Excess of Cash and Other Assets                                    (3.6)%

See Portfolio of Investments on page 38 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Equity Office Properties Trust
 2.  Burlington Northern Santa Fe Corp.
 3.  Edison International
 4.  Astoria Financial Corp.
 5.  Burlington Resources, Inc.
 6.  Popular, Inc.
 7.  DPL, Inc.
 8.  UST, Inc.
 9.  KeyCorp
10.  First BanCorp

                                                    www.mainstayfunds.com     35

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Kathy A. O'Connor and Jeffrey Sanders of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to those of companies in the Russell Midcap(R) Index,(1) the Standard & Poor's MidCap 400(R) Index,(2) or a universe selected from the smallest 800 companies of the largest 1,000 companies ranked by market capitalization. In implementing this strategy, the Fund invests primarily in stocks of mid-capitalization companies that we determine to have strong or improving operating characteristics and to be relatively overlooked or undervalued by the market. The Fund uses a quantitative and statistical model to analyze the relative quality and value of stocks.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2005?

During the six months ended April 30, 2005, most broadly watched equity indices saw positive performance, but certain small-cap core and small-cap growth indices declined. Mid-capitalization stocks showed the strongest overall performance, followed by large- and then small-capitalization stocks. The market's general preference for value equities over growth stocks was clearly evident among mid-capitalization issues. During the reporting period, the domestic equity market was influenced by crude-oil price fluctuations, job-growth concerns, the decline of the U.S. dollar, and continuing instability in the Middle East.

HOW DID THE FUND PERFORM IN THIS MARKET ENVIRONMENT?

All share classes of MainStay Mid Cap Opportunity Fund underperformed the Russell Midcap(R) Value Index(3) for the period ended April 30, 2005. In the banks and technology hardware & equipment industry groups, the Fund's holdings underperformed peer stocks in the Index. The utilities industry group had strong performance for the six-month reporting period, but the Fund's underweighted position relative to the Russell Midcap(R) Value Index detracted from the Fund's relative performance.

The Russell Midcap(R) Value Index is a capitalization-weighted index, which means that it has larger weightings among securities with larger market capitalizations. MainStay Mid Cap Opportunity Fund attempts to have equal weights among the securities in its portfolio.

For the six months ended April 30, 2005, the Russell Midcap(R) Value Index was approximately 50% weighted in the top 25% of Index companies (from largest market capitalization to smallest). This significantly contributed to the return of the Russell Midcap(R) Value Index. On the other hand, MainStay Mid Cap Opportunity Fund was weighted only 42% in the top 25% of Index companies with rank determined by market capitalization. This underweighted position and lower overall exposure to the top 25% of companies relative to the Russell Midcap(R) Value Index held back the relative performance of the Fund.

It is important to note that the Fund was invested in some, but not all of the companies in the Russell Midcap(R) Value Index.

WHICH INDUSTRY GROUPS AND INDIVIDUAL STOCKS PROVIDED THE STRONGEST PERFORMANCE FOR THE FUND DURING THE SIX-MONTH REPORTING PERIOD?

The five strongest-performing industry groups were energy; food, beverage & tobacco; utilities; health care equipment & services; and retailing. Among the strongest contributors to the Fund's performance were petroleum refiner Premcor (+59.9%),(4) entertainment-software company Activision (+35.2%), health benefits provider Humana (+69.1%), steel manufacturer Nucor (+20.5%), and transportation and health care services provider Laidlaw International (+31.4%).

Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.
1. See footnote on page 33 for more information on the Russell Midcap(R) Index.
2. The S&P MidCap 400(R) Index is an unmanaged market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity, and industry-group representation and is generally considered representative of the market for domestic mid-cap stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. See footnote on page 33 for more information on the Russell Midcap(R) Value Index.
4. Percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the six months ended April 30, 2005, or for the portion of the reporting period such securities were held in the Fund, if shorter. Securities are mentioned in the order of their contribution to Fund performance, which takes total returns and weightings both into account.

 36   MainStay Mid Cap Opportunity Fund

WHICH INDUSTRY GROUPS AND INDIVIDUAL STOCKS DETRACTED FROM THE FUND'S
PERFORMANCE?

The Fund's five weakest-performing industry groups during the six-month reporting period were banks, technology hardware & equipment, capital goods, automobiles & components, and telecommunication services. The greatest negative contribution to the Fund's performance came from R&G Financial (-62.1%), a Puerto Rico bank holding company. The second-greatest negative contributor was telecommunications equipment company UTStarcom (-26.5%), followed by Nuveen Investments (-11.9%), smokeless tobacco and wine & spirits holding company UST (-12.3%), and steel manufacturer Steel Dynamics (-27.4%).

WERE THERE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund uses its proprietary model to select stocks that have relatively improving operating characteristics and are relatively undervalued. One of the stocks the Fund purchased during the reporting period was Toys "R" Us (+27.0%), a worldwide retailer of toys, apparel, and other children's products. The Fund purchased the stock in November 2004 and April 2005. We established a position in Apache (+9.9%), an energy company, in November 2004 and added to the position throughout the reporting period. The Fund also established a position in independent oil and gas exploration and production company Anadarko Petroleum (+8.4%) in November 2004 and added to the position in April 2005. All three of these companies exhibited improving fundamentals and, according to our proprietary model, were relatively undervalued at the time of purchase.

The Fund sells stocks that exhibit deteriorating operating results, are relatively overvalued, or both. In December 2004, the Fund sold its position in Saks (+17.8%), when the retailer decided to close some of its stores as part of a reorganization. The Fund sold its entire position in Outback Steakhouse (+17.4%) in February 2005 when our quantitative model showed that the stock had become overvalued. Homebuilder Toll Brothers (+17.1%) was sold for a similar reason in December 2004.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Weighting changes in the Fund result from a combination of security performance, industry performance, and the Fund's proprietary security selection process. During the reporting period, the Fund's weighting in the banks industry group increased from 12.2% of net assets at the end of October 2004 to 14.9% at the end of April 2005. Another significant change was in the consumer durables & apparel industry group, where the Fund's weighting declined from 9.1% at the beginning of the reporting period to 5.5% on April 30, 2005.

HOW DID THE FUND'S WEIGHTINGS COMPARE WITH THOSE OF THE RUSSELL MIDCAP(R) VALUE INDEX AT THE END OF THE REPORTING PERIOD?

As of April 30, 2005, the Fund was overweighted relative to the Russell Midcap(R) Value Index in the banks industry group as well as in food, beverage & tobacco; household & personal products; and energy. During the reporting period, the Fund's performance benefited from relatively overweighted positions in energy; food, beverage & tobacco; and household & personal products.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

As always, the Fund will continue to focus on stocks that our proprietary model indicates have relatively improving operating characteristics and are relatively undervalued.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    www.mainstayfunds.com     37

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (94.5%)+
-----------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS (0.1%)
CNF, Inc.                                                2,700   $    115,425
                                                                 ------------

AUTO COMPONENTS (0.7%)
Goodyear Tire & Rubber Co. (The) (a)                    43,500        516,345
                                                                 ------------

CAPITAL MARKETS (2.0%)
Bear Stearns Cos., Inc. (The)                            2,197        207,968
Nuveen Investments Class A                              36,900      1,254,231
                                                                 ------------
                                                                    1,462,199
                                                                 ------------
COMMERCIAL BANKS (8.0%)
V  First BanCorp                                        36,600      1,327,116
V  KeyCorp                                              41,700      1,382,772
V  Popular, Inc.                                        69,300      1,603,602
Regions Financial Corp.                                 30,900      1,034,841
TCF Financial Corp.                                     20,100        508,329
                                                                 ------------
                                                                    5,856,660
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (3.5%)
Brink's Co. (The)                                       17,900        577,454
Copart, Inc. (a)                                        22,400        485,632
Deluxe Corp.                                             5,800        231,594
Kelly Services, Inc. Class A                            49,600      1,302,496
                                                                 ------------
                                                                    2,597,176
                                                                 ------------
COMMUNICATIONS EQUIPMENT (0.9%)
UTStarcom, Inc. (a)                                     67,200        639,072
                                                                 ------------

COMPUTERS & PERIPHERALS (2.0%)
Apple Computer, Inc. (a)                                21,300        768,078
Imation Corp.                                           13,800        481,206
InFocus Corp. (a)                                       60,300        217,080
                                                                 ------------
                                                                    1,466,364
                                                                 ------------
CONSUMER FINANCE (1.7%)
AmeriCredit Corp. (a)                                   23,400        547,560
Student Loan Corp. (The)                                 1,800        348,750
WFS Financial, Inc. (a)                                  8,700        391,065
                                                                 ------------
                                                                    1,287,375
                                                                 ------------
CONTAINERS & PACKAGING (0.2%)
Crown Holdings, Inc. (a)                                 9,300        139,965
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (1.0%)
CIT Group, Inc.                                         17,400        700,872
                                                                 ------------


                                                        SHARES          VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
CenturyTel, Inc.                                        31,100   $    954,459
                                                                 ------------

ELECTRIC UTILITIES (4.8%)
V  DPL, Inc.                                            60,400      1,536,576
V  Edison International                                 51,800      1,880,340
Xcel Energy, Inc.                                        6,200        106,516
                                                                 ------------
                                                                    3,523,432
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Tektronix, Inc.                                          9,100        197,106
                                                                 ------------

FOOD & STAPLES RETAILING (0.5%)
Albertson's, Inc.                                       19,700        389,863
                                                                 ------------

FOOD PRODUCTS (3.1%)
Hershey Co. (The)                                       15,900      1,016,010
McCormick & Co., Inc. (b)                                6,900        238,671
Pilgrim's Pride Corp. Class B                           15,500        559,395
Tyson Foods, Inc. Class A                               29,600        499,944
                                                                 ------------
                                                                    2,314,020
                                                                 ------------
GAS UTILITIES (0.8%)
Southern Union Co. (a)                                  24,900        596,106
                                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.0%)
Bausch & Lomb, Inc.                                      4,000        300,000
Cytyc Corp. (a)                                         56,400      1,201,884
                                                                 ------------
                                                                    1,501,884
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (1.9%)
Humana, Inc. (a)                                        17,500        606,375
Manor Care, Inc.                                         8,400        280,140
PacifiCare Health Systems, Inc. (a)                      8,100        484,056
                                                                 ------------
                                                                    1,370,571
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (2.2%)
Choice Hotels International, Inc.                       18,000      1,089,360
Darden Restaurants, Inc.                                16,900        507,000
                                                                 ------------
                                                                    1,596,360
                                                                 ------------
HOUSEHOLD DURABLES (3.0%)
Black & Decker Corp. (The)                               9,100        761,033
Fortune Brands, Inc. (a)                                 4,900        414,442
NVR, Inc. (a)                                              400        287,340
Ryland Group, Inc. (The)                                 2,700        165,780
Stanley Works (The)                                     13,800        593,814
                                                                 ------------
                                                                    2,222,409
                                                                 ------------
HOUSEHOLD PRODUCTS (3.0%)
Clorox Co. (The)                                        15,700        993,810
Energizer Holdings, Inc. (a)                            20,800      1,184,976
                                                                 ------------
                                                                    2,178,786
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 38   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (0.1%)
Alleghany Corp. (a)                                        306   $     82,620
                                                                 ------------

INSURANCE (1.6%)
Conseco, Inc. (a)                                       13,700        263,588
MBIA, Inc.                                               4,900        256,662
Torchmark Corp.                                         12,600        673,218
                                                                 ------------
                                                                    1,193,468
                                                                 ------------
IT SERVICES (1.6%)
Convergys Corp. (a)                                     46,900        607,824
Sabre Holdings Corp. Class A                            29,100        569,196
                                                                 ------------
                                                                    1,177,020
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (2.3%)
Eastman Kodak Co.                                       29,200        730,000
Mattel, Inc.                                            55,100        994,555
                                                                 ------------
                                                                    1,724,555
                                                                 ------------
MACHINERY (0.9%)
Terex Corp. (a)                                         17,500        654,150
                                                                 ------------
METALS & MINING (2.3%)
Nucor Corp.                                             17,400        889,140
Steel Dynamics, Inc.                                    18,700        508,266
United States Steel Corp.                                7,400        316,424
                                                                 ------------
                                                                    1,713,830
                                                                 ------------
MULTILINE RETAIL (3.3%)
Dillard's, Inc. Class A                                 56,200      1,307,774
Federated Department Stores, Inc.                        3,500        201,250
Sears Holdings Corp. (a)                                 6,829        923,554
                                                                 ------------
                                                                    2,432,578
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (2.5%)
Equitable Resources, Inc.                               14,200        818,488
Reliant Energy, Inc. (a)                                56,100        570,537
Williams Cos., Inc. (The)                               24,700        420,394
                                                                 ------------
                                                                    1,809,419
                                                                 ------------
OIL & GAS (8.2%)
Amerada Hess Corp.                                       8,500        796,025
Anadarko Petroleum Corp.                                 4,500        328,680
Apache Corp.                                            18,500      1,041,365
V  Burlington Resources, Inc.                           34,600      1,681,906
Overseas Shipholding Group, Inc.                         3,200        180,576
Premcor, Inc.                                           18,300      1,210,545
Sunoco, Inc.                                             7,700        764,302
Valero Energy Corp.                                      1,000         68,530
                                                                 ------------
                                                                    6,071,929
                                                                 ------------
PAPER & FOREST PRODUCTS (0.8%)
Louisiana-Pacific Corp.                                 22,900        563,340
                                                                 ------------


                                                        SHARES          VALUE
PERSONAL PRODUCTS (0.6%)
Estee Lauder Cos., Inc. (The) Class A                   11,900   $    457,079
                                                                 ------------

REAL ESTATE (4.8%)
AMB Property Corp.                                       6,300        245,637
Apartment Investment & Management Co. Class A           16,800        640,416
Cousins Properties, Inc.                                 7,800        210,600
V  Equity Office Properties Trust                       61,100      1,922,817
Impac Mortgage Holdings, Inc.                           26,700        489,144
                                                                 ------------
                                                                    3,508,614
                                                                 ------------
ROAD & RAIL (4.0%)
V  Burlington Northern Santa Fe Corp.                   39,700      1,915,525
Laidlaw International, Inc. (a)                         43,900        982,921
Norfolk Southern Corp.                                   1,600         50,240
                                                                 ------------
                                                                    2,948,686
                                                                 ------------
SOFTWARE (1.7%)
Activision, Inc. (a)                                    30,000        433,800
Autodesk, Inc.                                          25,700        818,031
                                                                 ------------
                                                                    1,251,831
                                                                 ------------
SPECIALTY RETAIL (5.0%)
Abercrombie & Fitch Co. Class A                          5,200        280,540
AutoNation, Inc. (a)                                    47,000        858,690
Circuit City Stores, Inc. (a)                           59,400        938,520
Sherwin-Williams Co. (The)                              24,000      1,069,680
Toys "R" Us, Inc. (a)                                   15,200        385,320
Zale Corp. (a)                                           6,000        162,180
                                                                 ------------
                                                                    3,694,930
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Reebok International Ltd.                                3,600        146,196
                                                                 ------------

THRIFTS & MORTGAGE FINANCE (6.9%)
V  Astoria Financial Corp.                              65,850      1,745,683
Countrywide Financial Corp.                             10,598        383,542
Doral Financial Corp.                                    5,000         70,250
Fremont General Corp.                                   19,100        414,279
IndyMac Bancorp, Inc.                                    7,200        277,056
MGIC Investment Corp.                                   21,700      1,280,300
New Century Financial Corp.                              6,300        286,335
PMI Group, Inc. (The)                                    5,800        203,928
R&G Financial Corp. Class B                             13,500        191,835
Radian Group, Inc.                                       4,400        195,492
                                                                 ------------
                                                                    5,048,700
                                                                 ------------
TOBACCO (3.6%)
Reynolds American, Inc.                                 14,900      1,161,753
V  UST, Inc.                                            32,600      1,493,080
                                                                 ------------
                                                                    2,654,833
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    39


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
)x
TRADING COMPANIES & DISTRIBUTORS (1.1%)
Grainger (W.W.), Inc.                                   14,800   $    818,292
                                                                 ------------
Total Common Stocks (Cost $66,396,290)                             69,578,519
                                                                 ------------

INVESTMENT COMPANIES (4.3%)
-----------------------------------------------------------------------------
CAPITAL MARKETS (4.3%)
iShares Russell Midcap Index Fund (c)                    7,700        587,125
iShares Russell Midcap Value Index Fund (c)              8,000        880,800
iShares S&P MidCap 400/ BARRA Value Index Fund (c)       7,000        859,250
S&P MidCap 400 Index-MidCap SPDR Trust, Series 1
  (c)                                                    7,000        811,510
                                                                 ------------
Total Investment Companies
  (Cost $3,134,623)                                                 3,138,685
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE
)x
SHORT-TERM INVESTMENT (4.8%)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.8%)
Bank of New York (The)
  2.70%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity
  $3,547,798
  (Collateralized by Federal National Mortgage
  Association
  5.143%, due 3/1/33
  with a Principal Amount of
  $6,685,000 and a Market Value
  of $6,642,574 including
  accrued interest)                                 $3,547,000   $  3,547,000
                                                                 ------------
Total Short-Term Investment (Cost $3,547,000)                       3,547,000
                                                                 ------------
Total Investments (Cost $73,077,913) (d)                 103.6%    76,264,204(e)
Liabilities in Excess of
  Cash and Other Assets                                   (3.6)    (2,661,917)
                                                    ----------   ------------
Net Assets                                               100.0%  $ 73,602,287
                                                    ==========   ============

(a)  Non-income producing security.
(b)  Nonvoting shares.
(c) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(d)  The cost for federal income tax purposes is $73,087,931.
(e)  At April 30, 2005 net unrealized appreciation was
     $3,176,273, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,672,063 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,495,790.

 40   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $73,077,913)                  $76,264,204
Cash                                                 159,607
Receivables:
  Investment securities sold                       1,751,549
  Fund shares sold                                   562,738
  Dividends and interest                              44,638
Other assets                                          35,629
                                                 -----------
    Total assets                                  78,818,365
                                                 -----------
LIABILITIES:
Payables:
  Investment securities purchased                  5,007,760
  Fund shares redeemed                                73,531
  Manager                                             39,451
  Transfer agent                                      34,732
  NYLIFE Distributors                                 28,978
  Professional                                        16,068
  Custodian                                            1,131
Accrued expenses                                      14,427
                                                 -----------
    Total liabilities                              5,216,078
                                                 -----------
Net assets                                       $73,602,287
                                                 ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share) 1
  billion shares authorized:
  Class A                                        $    10,271
  Class B                                              7,873
  Class C                                              4,779
  Class I                                              7,609
Additional paid-in capital                        69,082,630
Accumulated undistributed net investment loss        (20,897)
Accumulated undistributed net realized gain on
  investments                                      1,323,731
Net unrealized appreciation on investments         3,186,291
                                                 -----------
Net assets                                       $73,602,287
                                                 ===========
CLASS A
Net assets applicable to outstanding shares      $24,876,178
                                                 ===========
Shares of capital stock outstanding                1,027,066
                                                 ===========
Net asset value per share outstanding            $     24.22
Maximum sales charge (5.50% of offering price)          1.41
                                                 -----------
Maximum offering price per share outstanding     $     25.63
                                                 ===========
CLASS B
Net assets applicable to outstanding shares      $18,777,254
                                                 ===========
Shares of capital stock outstanding                  787,304
                                                 ===========
Net asset value and offering price per
  share outstanding                              $     23.85
                                                 ===========
CLASS C
Net assets applicable to outstanding shares      $11,393,900
                                                 ===========
Shares of capital stock outstanding                  477,940
                                                 ===========
Net asset value and offering price per
  share outstanding                              $     23.84
                                                 ===========
CLASS I
Net assets applicable to outstanding shares      $18,554,955
                                                 ===========
Shares of capital stock outstanding                  760,913
                                                 ===========
Net asset value and offering price per
  share outstanding                              $     24.39
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    41

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                   $  464,623
  Interest                                            25,064
                                                  ----------
    Total income                                     489,687
                                                  ----------
EXPENSES:
  Manager                                            248,191
  Transfer agent -- Classes A, B and C                51,552
  Transfer agent -- Class I                           14,019
  Distribution -- Class B                             46,044
  Distribution -- Class C                             31,221
  Registration                                        27,553
  Service -- Class A                                  19,679
  Service -- Class B                                  15,348
  Service -- Class C                                  10,407
  Professional                                        16,784
  Custodian                                            6,443
  Shareholder communication                            4,099
  Portfolio pricing                                    2,794
  Trustees                                             2,623
  Miscellaneous                                        8,237
                                                  ----------
    Total expenses before reimbursement              504,994
  Expense reimbursement from Manager                 (71,040)
                                                  ----------
    Net expenses                                     433,954
                                                  ----------
Net investment income                                 55,733
                                                  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                   1,310,921
Net change in unrealized appreciation on
  investments                                       (667,952)
                                                  ----------
Net realized and unrealized gain on investments      642,969
                                                  ----------
Net increase in net assets resulting from
  operations                                      $  698,702
                                                  ==========

(a) Dividends recorded net of foreign withholding taxes in the amount of $513.

 42   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                              2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income (loss)        $      55,733   $        (19)
 Net realized gain on investments        1,310,921      1,340,083
 Net change in unrealized
  appreciation on investments             (667,952)     1,004,716
                                     ----------------------------
 Net increase in net assets
  resulting from operations                698,702      2,344,780
                                     ----------------------------

Dividends and distributions to shareholders:

 From net investment income:
   Class A                                 (21,607)            --
   Class B                                  (4,534)            --
   Class C                                  (3,471)            --
   Class I                                 (47,018)            --
   Service Class                                --             --
 From net realized gain on
  investments:
   Class A                                (336,321)            --
   Class B                                (246,314)            --
   Class C                                (191,557)           (11)
   Class I                                (541,186)      (109,405)
   Service Class                                --           (167)
                                     ----------------------------
 Total dividends and distributions
  to shareholders                       (1,392,008)      (109,583)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              19,886,265      6,832,118
   Class B                              14,089,563      5,871,147
   Class C                               7,285,424      4,954,042
   Class I                               4,902,589      8,968,490
   Service Class                                --         21,108

                                              2005           2004

 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                           $     259,475   $         --
   Class B                                 246,626             --
   Class C                                 180,288             10
   Class I                                 569,097        109,130
   Service Class                                --            167
                                     ----------------------------
                                        47,419,327     26,756,212
 Cost of shares redeemed:
   Class A                              (1,151,494)      (408,728)
   Class B                                (874,254)      (218,504)
   Class C                                (888,708)      (132,476)
   Class I                              (5,978,748)    (6,057,924)
   Service Class                                --        (24,327)
                                     ----------------------------
                                        (8,893,204)    (6,841,959)
                                     ----------------------------
   Increase in net assets derived
    from capital share transactions     38,526,123     19,914,253
                                     ----------------------------
   Net increase in net assets           37,832,817     22,149,450

NET ASSETS:
Beginning of period                     35,769,470     13,620,020
                                     ----------------------------
End of period                        $  73,602,287   $ 35,769,470
                                     ============================
Accumulated undistributed net
 investment loss at end of period    $     (20,897)  $         --
                                     ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    43

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          CLASS A                          CLASS B                           CLASS C
                                ---------------------------      ---------------------------      ------------------------------
                                                JANUARY 2,                       JANUARY 2,
                                SIX MONTHS        2004**         SIX MONTHS        2004**         SIX MONTHS
                                  ENDED           THROUGH          ENDED           THROUGH          ENDED         YEAR ENDED
                                APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,
                                 2005***           2004           2005***           2004           2005***           2004

Net asset value at beginning
  of period                      $ 23.45          $21.93          $ 23.14          $21.79          $ 23.14          $20.86
                                 -------          ------          -------          ------          -------          ------
Net investment income (loss)        0.01(a)        (0.01)           (0.05)(a)       (0.07)           (0.05)(a)       (0.07)
Net realized and unrealized
  gain (loss) on investments        1.51            1.53             1.48            1.42             1.47            2.50
                                 -------          ------          -------          ------          -------          ------
Total from investment
  operations                        1.52            1.52             1.43            1.35             1.42            2.43
                                 -------          ------          -------          ------          -------          ------
Less dividends and
  distributions:
  From net investment income       (0.04)             --            (0.01)             --            (0.01)             --
  From net realized gain on
    investments                    (0.71)             --            (0.71)             --            (0.71)          (0.15)
                                 -------          ------          -------          ------          -------          ------
Total dividends and
  distributions                    (0.75)             --            (0.72)             --            (0.72)          (0.15)
                                 -------          ------          -------          ------          -------          ------
Net asset value at end of
  period                         $ 24.22          $23.45          $ 23.85          $23.14          $ 23.84          $23.14
                                 =======          ======          =======          ======          =======          ======
Total investment return (b)         6.34%(c)        6.93%(c)         6.03%(c)        6.20%(c)         5.98%(c)       11.71%
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income
      (loss)                        0.35%+         (0.21%)+         (0.40%)+        (0.96%)+         (0.40%)+        (0.96%)
    Net expenses                    1.42%+          1.53% +#         2.17% +         2.28% +#         2.17% +         2.28%#
    Expenses (before
      reimbursement)                1.68%+          2.13% +#         2.43% +         2.88% +#         2.43% +         2.88%#
Portfolio turnover rate               35%             43%              35%             43%              35%             43%
Net assets at end of period
  (in 000's)                     $24,876          $6,554          $18,777          $5,756          $11,394          $4,951

                                  CLASS C
                                ------------
                                DECEMBER 30,
                                   2002**
                                  THROUGH
                                OCTOBER 31,
                                    2003
Net asset value at beginning
  of period                       $ 15.87
                                  -------
Net investment income (loss)        (0.06)(a)
Net realized and unrealized
  gain (loss) on investments         5.05
                                  -------
Total from investment
  operations                         4.99
                                  -------
Less dividends and
  distributions:
  From net investment income           --
  From net realized gain on
    investments                        --
                                  -------
Total dividends and
  distributions                        --
                                  -------
Net asset value at end of
  period                          $ 20.86
                                  =======
Total investment return (b)         31.44%(c)
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income
      (loss)                        (0.53%)+
    Net expenses                     2.13% +#
    Expenses (before
      reimbursement)                 2.37% +#
Portfolio turnover rate                90%
Net assets at end of period
  (in 000's)                      $     1

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of Operations.
***  Unaudited.
+    Annualized.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.09%, 0.13% and
     0.15% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended
     December 31, 2000.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Restated.

 44   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                               CLASS I
------------------------------------------------------------------------------------------------------
                                                               JANUARY 1,
     SIX MONTHS                                                   2001
       ENDED                                                     THROUGH              YEAR ENDED
     APRIL 30,              YEAR ENDED OCTOBER 31,             OCTOBER 31,           DECEMBER 31,
      2005***          2004          2003          2002           2001*           2000          1999

      $ 23.57        $ 21.01       $ 16.16       $ 16.30         $ 16.93        $ 16.06       $ 17.73
      -------        -------       -------       -------         -------        -------       -------
         0.05(a)        0.05          0.08(a)       0.09            0.06           0.06          0.11
         1.54           2.66          4.84         (0.14)          (0.69)          0.88         (0.13)
      -------        -------       -------       -------         -------        -------       -------
         1.59           2.71          4.92         (0.05)          (0.63)          0.94         (0.02)
      -------        -------       -------       -------         -------        -------       -------
        (0.06)            --         (0.07)        (0.09)             --          (0.06)        (0.11)
        (0.71)         (0.15)           --            --              --          (0.01)        (1.54)
      -------        -------       -------       -------         -------        -------       -------
        (0.77)         (0.15)        (0.07)        (0.09)             --          (0.07)        (1.65)
      -------        -------       -------       -------         -------        -------       -------
      $ 24.39        $ 23.57       $ 21.01       $ 16.16         $ 16.30        $ 16.93       $ 16.06
      =======        =======       =======       =======         =======        =======       =======
         6.59%(c)      12.97%        30.59%        (0.38%)         (3.72%)(c)      5.83%         0.04%
         0.73%+         0.26%         0.47%         0.46%           0.41%+         0.35%         0.51%
         1.04%+         1.06%#        1.13%#        1.17%#          1.19%+#(d)     1.06%#        1.05%
         1.30%+         1.66%#        1.37%#        1.29%#          1.22%+#(d)     1.06%#        1.05%
           35%            43%           90%           75%             69%           114%           51%
      $18,555        $18,508       $13,617       $51,231         $56,907        $67,401       $83,064

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    45

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         SERVICE CLASS++
                                            -----------------------------------------
                                            NOVEMBER 1,                     JULY 1,
                                               2003           YEAR           2002*
                                              THROUGH         ENDED         THROUGH
                                            JANUARY 9,     OCTOBER 31,    OCTOBER 31,
                                               2004           2003           2002
Net asset value at beginning of period        $20.97         $16.16         $17.77
                                              ------         ------         ------
Net investment income                           0.00(b)        0.05(a)        0.06
Net realized and unrealized gain (loss) on
  investments                                   1.35           4.81          (1.67)
                                              ------         ------         ------
Total from investment operations                1.35           4.86          (1.61)
                                              ------         ------         ------
Less dividends and distributions:
  From net investment income                      --          (0.05)            --
  From net realized gain on investments        (0.15)            --             --
                                              ------         ------         ------
Total dividends and distributions              (0.15)         (0.05)            --
                                              ------         ------         ------
Net asset value at end of period              $22.17         $20.97         $16.16
                                              ======         ======         ======
Total investment return (c)                     6.47%(d)      30.18%         (9.06%)(d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)               (0.22%)+        0.22%          0.21%+
    Net expenses                                1.31% +#       1.38%#         1.42%+#
    Expenses (before reimbursement)             2.45% +#       1.62%#         1.54%+#
Portfolio turnover rate                            9%            90%            75%
Net assets at end of period (in 000's)        $    0         $    2         $    0(e)

*    Commencement of Operations.
+    Annualized.
++   Service Class shares ceased operations on January 9, 2004.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.09% and 0.13% of average net assets for the
     years or periods ended January 9, 2004, October 31, 2003 and
     October 31, 2002, respectively.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges.
     Service Class is not subject to sales charges.
(d)  Total return is not annualized.
(e)  Less than one thousand dollars.

 46   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY S&P 500 INDEX FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges       -0.15%   2.47%  -3.91%  9.44%
Excluding sales charges   2.93    5.64   -3.32   9.77

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY S&P 500 INDEX FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
4/30/95                                                                     9700                              10000
                                                                           12536                              13021
                                                                           15592                              16294
                                                                           21881                              22985
                                                                           26587                              28001
                                                                           29169                              30837
                                                                           25375                              26837
                                                                           22074                              23448
                                                                           19072                              20328
                                                                           23332                              24979
4/30/05                                                                    24638                              26562

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          3.14%   6.04%  -3.08%  10.03%

(PERFORMANCE GRAPH)

                                                                MAINSTAY S&P 500 INDEX FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
4/30/95                                                                    10000                              10000
                                                                           12952                              13021
                                                                           16151                              16294
                                                                           22711                              22985
                                                                           27659                              28001
                                                                           30402                              30837
                                                                           26493                              26837
                                                                           23097                              23448
                                                                           19999                              20328
                                                                           24525                              24979
4/30/05                                                                    26006                              26562

                                               SIX      ONE      FIVE     TEN
BENCHMARK PERFORMANCE                         MONTHS    YEAR    YEARS    YEARS

S&P 500(R) Index(1)                            3.28%    6.34%   -2.94%   10.26%
Average Lipper S&P 500 Index objective
  fund(2)                                      3.01     5.75    -3.47     9.83

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The Manager has contractually agreed to limit the Fund's total fund operating expenses through December 31, 2005. There is no guarantee that the contractual waiver will continue after that date. From inception (1/2/91) through 12/31/03, performance for Class A shares (first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge and fees and expenses for Class A shares.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                    www.mainstayfunds.com     47

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY S&P 500 INDEX FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                       ENDING ACCOUNT
                                               ENDING ACCOUNT                           VALUE (BASED
                                                VALUE (BASED                          ON HYPOTHETICAL
                               BEGINNING         ON ACTUAL          EXPENSES           5% ANNUALIZED           EXPENSES
                                ACCOUNT         RETURNS AND           PAID               RETURN AND              PAID
                                 VALUE           EXPENSES)           DURING           ACTUAL EXPENSES)          DURING
SHARE CLASS                     11/1/04           4/30/05           PERIOD(1)             4/30/05              PERIOD(1)

CLASS A SHARES                 $1,000.00         $1,029.40            $2.92              $1,022.10               $2.91
------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00         $1,031.45            $1.66              $1,023.35               $1.66
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.58% for Class A, and 0.33% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).



 48   MainStay S&P 500 Index Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

Common Stocks                                                                    90.9%
Short-Term Investments (collateral from securities lending is 2.1%)              10.9%
Liabilities in Excess of Cash and Other Assets                                  (1.8)%

See Portfolio of Investments on page 52 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Electric Co.
 2.  ExxonMobil Corp.
 3.  Microsoft Corp.
 4.  Citigroup, Inc.
 5.  Johnson & Johnson
 6.  Pfizer, Inc.
 7.  Bank of America Corp.
 8.  Wal-Mart Stores, Inc.
 9.  Intel Corp.
10.  Procter & Gamble Co. (The)

                                                    www.mainstayfunds.com     49

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Francis J. Ok of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its total assets in stocks contained in the S&P 500(R) Index(1) in the same proportion, to the extent feasible, as they are represented in the Index. In implementing this strategy, we use statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the Index.

WHAT WERE THE MAJOR FACTORS THAT AFFECTED THE STOCK MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2005?

For much of the six-month reporting period, U.S. equity-market sentiment was subdued, as factors such as crude-oil price fluctuations, job-growth concerns, the declining value of the U.S. dollar versus other major currencies, and instability in the Middle East continued to affect the U.S. economy. During the reporting period, the Federal Open Market Committee raised the federal funds target rate by 25 basis points four times--in November and December 2004 and in February and March 2005. (A basis point is 1/100th of one percentage point.) These four rate hikes brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. The Federal Reserve remains optimistic that the economy is well on its way to recovery after the 2001 recession. Although it appears that longer-term inflation expectations remain well contained, the Federal Reserve is now focused on trying to ease inflation.

Broadly watched equity indices ended the six-month reporting period with mixed results. Mid-capitalization stocks performed best, followed by large-capitalization and then small-capitalization stocks. The market clearly favored value equities over growth stocks for large- and mid-cap issues, although different data sources suggested different style preferences among small-cap issues.(2)

WHAT WERE THE BEST-PERFORMING INDUSTRY GROUPS(3) IN THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

From a total-return perspective, health care equipment & services (+18.40%)(4) was the best-performing industry group for the six months ended April 30, 2005. Other top-performing industry groups included utilities (+16.32%), energy (+15.88%), food, beverage & tobacco (+12.99%), and household & personal products (+10.35%).

Some of the industry groups with the highest total returns were among the strongest contributors to the performance of the Index. Other industry groups, however, had strong impact on Index performance because of higher weightings, despite lower total returns. On the basis of impact, which takes weightings and total returns both into account, the leading industry group was energy (+15.88%), followed by health care equipment & services (+18.40%), food, beverage & tobacco (+12.99%), capital goods (+5.85%), and pharmaceuticals & biotechnology (+6.34%).

WHICH INDUSTRY GROUPS WERE THE WORST PERFORMERS?

On the basis of total returns alone, the worst-performing industry groups in the Index for the six-month reporting period were automobiles & components (-23.89%), technology hardware & equipment (-6.86%), retailing (-6.85%), transportation (-4.91%), and food & staples retailing (-4.64%).

For the six months ended April 30, 2005, technology hardware & equipment (-6.86%) was the industry group with the greatest negative impact on Index performance when weightings and total returns were

Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 47 for more information on the S&P 500(R) Index.
2. Specifically, for the six months ended April 30, 2005, the Russell 2000(R) Growth Index underperformed the Russell 2000(R) Value Index, while the S&P SmallCap 600/Barra Growth Index outperformed the S&P SmallCap 600/Barra Value Index. Each of these indices is unmanaged, contains different issues, and is considered to be generally representative of small-cap growth or small-cap value stocks, as the index name suggests. An investment cannot be made directly into an index.
3. The Global Industry Classification Standard categorizes companies by sector, industry group, industry, and subindustry. Results in this section of the semiannual report reflect industry group and company performance. In the Portfolio of Investments that follows, companies are listed by industry.
4. Percentages reflect the total-return performance, including reinvestment of all dividends and capital gains, of the industry groups or the securities mentioned for the six months ended 4/30/05. Purchases and sales within the Fund's portfolio may cause the performance of Fund holdings to differ from that of the industry groups or securities themselves.

 50   MainStay S&P 500 Index Fund
both considered. Retailing (-6.85%) was next, followed by automobiles & components (-23.89%), food & staples retailing (-4.64%), and media (-1.16%).

WHICH INDIVIDUAL STOCKS HAD THE HIGHEST TOTAL RETURNS DURING THE REPORTING
PERIOD?

For the six months ended April 30, 2005, the S&P 500(R) Index company with the best total return was Humana (+80.94%). Valero Energy (+60.00%) had the second-best total return, followed by WellPoint (+58.89%), Aetna (+54.52%), and HCA (+52.89%).

As impressive as these returns may be, the five stocks that made the greatest positive contribution to the performance of the S&P 500(R) Index all had higher weightings and lower total returns. On the basis of impact, which takes weightings and total returns both into account, the strongest positive contributor to the performance of the Index for the six-month reporting period was ExxonMobil (+17.07%), followed by Altria Group (+37.24%), Johnson & Johnson (+18.61%), General Electric (+7.39%), and Citigroup (+7.80%).

WHICH STOCKS WERE THE WEAKEST PERFORMERS DURING THE REPORTING PERIOD?

For the six months ended April 30, 2005, the S&P 500(R) Index stock with the worst total return was Delphi (-60.17%). Other particularly weak performers included JDS Uniphase (-53.31%), Sanmina-SCI (-50.00%), Maytag (-43.15%), and Gateway (-41.71%).

On the basis of impact, which takes weightings and total returns both into account, Wal-Mart Stores (-12.10%) made the greatest negative contribution to the performance of the Index for the six-month reporting period. American International Group (-15.98%) was next, followed by eBay (-35.04%), International Business Machines (-14.57%), and Fannie Mae (-22.40%).

WERE ANY CHANGES MADE TO THE FUND OR TO THE INDEX DURING THE REPORTING PERIOD?

The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization, or face financial difficulties. Standard & Poor's may also occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of the U.S. economy. During the six months ended April 30, 2005, nine companies were added to the S&P 500(R) Index and nine companies were deleted from it.

Among the additions were such well-known companies as Archstone-Smith Trust, L-3 Communications Holdings, News Corp., and XTO Energy. Among the deletions were familiar names such as Deluxe, PeopleSoft, WellPoint Health Networks, Winn-Dixie, and Worthington Industries. Sears, Roebuck merged with Kmart and was deleted from the Index but simultaneously reappeared as Sears Holdings. Adolf Coors merged with Molson and was deleted when Molson Coors Brewing was added to the Index.

WHAT DO YOU ANTICIPATE GOING FORWARD?

As always, the markets will continue to be buffeted by shifting economic, monetary, and geopolitical variables. Because we are index investors, however, we do not attempt to predict how specific forces will affect the stock market. Instead, we seek to track the performance of the S&P 500(R) Index wherever the markets may move.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    www.mainstayfunds.com     51

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                         SHARES            VALUE
COMMON STOCKS (90.9%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.0%)
Boeing Co. (The)                                        105,531   $    6,281,205
General Dynamics Corp.                                   25,394        2,667,640
Goodrich Corp.                                           15,212          613,044
Honeywell International, Inc.                           107,846        3,856,573
L-3 Communications
  Holdings, Inc.                                         14,634        1,038,574
Lockheed Martin Corp.                                    50,896        3,102,111
Northrop Grumman Corp.                                   45,689        2,505,585
Raytheon Co.                                             57,436        2,160,168
Rockwell Collins, Inc.                                   22,578        1,035,879
United Technologies Corp.                                64,960        6,607,731
                                                                  --------------
                                                                      29,868,510
                                                                  --------------
AIR FREIGHT & LOGISTICS (0.9%)
FedEx Corp.                                              38,205        3,245,515
Ryder System, Inc.                                        8,133          300,352
United Parcel Service, Inc. Class B                     141,908       10,119,459
                                                                  --------------
                                                                      13,665,326
                                                                  --------------
AIRLINES (0.1%)
Delta Air Lines, Inc. (a)(d)                             17,773           58,473
Southwest Airlines Co.                                   93,349        1,389,033
                                                                  --------------
                                                                       1,447,506
                                                                  --------------
AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co.                                  8,888          155,096
Dana Corp.                                               19,073          217,814
Delphi Corp.                                             71,086          234,584
Goodyear Tire &
  Rubber Co. (The) (a)                                   22,282          264,487
Johnson Controls, Inc.                                   24,210        1,328,403
Visteon Corp.                                            16,389           57,361
                                                                  --------------
                                                                       2,257,745
                                                                  --------------
AUTOMOBILES (0.4%)
Ford Motor Co.                                          232,111        2,114,531
General Motors Corp. (d)                                 71,583        1,909,834
Harley-Davidson, Inc.                                    36,996        1,739,553
                                                                  --------------
                                                                       5,763,918
                                                                  --------------
BEVERAGES (2.2%)
Anheuser-Busch Cos., Inc. (d)                            98,489        4,616,179
Brown-Forman Corp. Class B                               11,452          635,586
Coca-Cola Co. (The) (c)                                 287,149       12,473,753
Coca-Cola Enterprises, Inc.                              44,686          907,126
Molson Coors Brewing Co. Class B                         10,176          628,368
Pepsi Bottling Group, Inc. (The)                         25,049          718,155
PepsiCo, Inc.                                           212,763       11,838,133
                                                                  --------------
                                                                      31,817,300
                                                                  --------------


                                                         SHARES            VALUE
BIOTECHNOLOGY (1.1%)
Amgen, Inc. (a)                                         158,813   $    9,244,505
Biogen Idec, Inc. (a)                                    42,271        1,531,901
Chiron Corp. (a)                                         18,679          637,888
Genzyme Corp. (a)                                        31,407        1,840,764
Gilead Sciences, Inc. (a)                                54,832        2,034,267
MedImmune, Inc. (a)                                      31,533          799,992
                                                                  --------------
                                                                      16,089,317
                                                                  --------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc. (a)                         22,836        1,020,998
Masco Corp.                                              56,790        1,788,317
                                                                  --------------
                                                                       2,809,315
                                                                  --------------
CAPITAL MARKETS (2.5%)
Bank of New York Co., Inc. (The)                         98,709        2,757,929
Bear Stearns Cos., Inc. (The)                            14,375        1,360,737
Charles Schwab Corp. (The)                              145,510        1,506,028
E*TRADE Financial Corp. (a)                              47,024          522,437
Federated Investors, Inc. Class B                        12,095          344,103
Franklin Resources, Inc.                                 25,071        1,721,876
Goldman Sachs Group, Inc. (The)                          56,715        6,056,595
Janus Capital Group, Inc.                                29,936          388,869
Lehman Brothers Holdings, Inc.                           34,955        3,206,073
Mellon Financial Corp.                                   53,674        1,486,233
Merrill Lynch & Co., Inc.                               117,953        6,361,205
Morgan Stanley                                          141,082        7,423,735
Northern Trust Corp.                                     25,733        1,158,757
State Street Corp.                                       42,270        1,954,142
T. Rowe Price Group, Inc.                                15,693          865,783
                                                                  --------------
                                                                      37,114,502
                                                                  --------------
CHEMICALS (1.5%)
Air Products & Chemicals, Inc.                           28,823        1,692,775
Dow Chemical Co. (The)                                  120,870        5,551,559
E.I. du Pont de Nemours & Co.                           126,356        5,952,630
Eastman Chemical Co.                                      9,849          531,846
Ecolab, Inc.                                             28,023          916,632
Engelhard Corp.                                          15,451          473,264
Great Lakes Chemical Corp.                                6,490          201,450
Hercules, Inc. (a)                                       14,216          188,078
International Flavors & Fragrances, Inc.                 11,218          425,162

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 52   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
Monsanto Co.                                             33,724   $    1,976,901
PPG Industries, Inc.                                     21,950        1,482,723
Praxair, Inc.                                            40,865        1,913,708
Rohm & Haas Co.                                          24,629        1,075,302
Sigma-Aldrich Corp.                                       8,776          512,782
                                                                  --------------
                                                                      22,894,812
                                                                  --------------
COMMERCIAL BANKS (5.4%)
AmSouth Bancorp                                          44,996        1,184,295
V  Bank of America Corp.                                513,836       23,143,173
BB&T Corp.                                               69,552        2,727,134
Comerica, Inc.                                           21,596        1,236,587
Compass Bancshares, Inc.                                 15,668          674,037
Fifth Third Bancorp                                      65,936        2,868,216
First Horizon National Corp.                             15,602          647,951
Huntington Bancshares, Inc.                              29,437          692,064
KeyCorp                                                  51,478        1,707,011
M&T Bank Corp.                                           12,469        1,289,918
Marshall & Ilsley Corp.                                  26,296        1,121,261
National City Corp.                                      75,327        2,558,105
North Fork Bancorp., Inc.                                59,699        1,680,527
PNC Financial Services Group, Inc. (The)                 35,827        1,907,071
Regions Financial Corp.                                  58,938        1,973,834
SunTrust Banks, Inc.                                     42,971        3,129,578
Synovus Financial Corp.                                  39,431        1,105,251
U.S. Bancorp                                            234,905        6,553,849
Wachovia Corp.                                          200,970       10,285,645
Wells Fargo & Co.                                       214,947       12,883,923
Zions Bancorp                                            11,356          795,261
                                                                  --------------
                                                                      80,164,691
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Allied Waste Industries, Inc. (a)                        34,380          274,696
Apollo Group, Inc. Class A (a)                           21,051        1,518,198
Avery Dennison Corp.                                     12,867          673,588
Cendant Corp.                                           133,766        2,663,281
Cintas Corp.                                             18,967          731,936
Donnelley (R.R.) & Sons Co.                              27,329          899,397
Equifax, Inc.                                            17,095          575,247
H&R Block, Inc.                                          20,900        1,041,029
Monster Worldwide, Inc. (a)                              15,284          351,685
Pitney Bowes, Inc.                                       29,240        1,307,613
Robert Half International, Inc.                          20,361          505,360
Waste Management, Inc.                                   72,015        2,051,707
                                                                  --------------
                                                                      12,593,737
                                                                  --------------
COMMUNICATIONS EQUIPMENT (2.3%)
ADC Telecommunications, Inc. (a)                        102,789          233,331
Andrew Corp. (a)                                         20,400          250,308


                                                         SHARES            VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Avaya, Inc. (a)                                          60,817   $      527,892
CIENA Corp. (a)                                          72,574          166,920
Cisco Systems, Inc. (a)                                 819,319       14,157,832
Comverse Technology, Inc. (a)                            25,035          570,548
Corning, Inc. (a)                                       178,649        2,456,424
JDS Uniphase Corp. (a)                                  183,104          270,994
Lucent Technologies, Inc. (a)(d)                        561,640        1,364,785
Motorola, Inc.                                          310,766        4,767,150
QLogic Corp. (a)                                         11,676          388,110
QUALCOMM, Inc.                                          208,649        7,279,764
Scientific-Atlanta, Inc.                                 19,323          590,897
Tellabs, Inc. (a)                                        58,535          454,232
                                                                  --------------
                                                                      33,479,187
                                                                  --------------
COMPUTERS & PERIPHERALS (3.2%)
Apple Computer, Inc. (a)                                103,545        3,733,833
Dell, Inc. (a)                                          311,673       10,855,570
EMC Corp. (a)                                           304,934        4,000,734
Gateway, Inc. (a)                                        37,980          129,512
Hewlett-Packard Co.                                     367,008        7,512,654
International Business Machines Corp.                   206,972       15,808,521
Lexmark International, Inc. Class A (a)                  16,037        1,113,770
NCR Corp. (a)                                            23,637          780,021
Network Appliance, Inc. (a)                              46,424        1,236,271
Sun Microsystems, Inc. (a)                              428,212        1,554,410
                                                                  --------------
                                                                      46,725,296
                                                                  --------------
CONSTRUCTION & ENGINEERING (0.0%) (b)
Fluor Corp.                                              10,836          558,704
                                                                  --------------

CONSTRUCTION MATERIALS (0.0%) (b)
Vulcan Materials Co.                                     13,083          693,922
                                                                  --------------

CONSUMER FINANCE (1.1%)
American Express Co.                                    148,749        7,839,072
Capital One Financial Corp.                              31,314        2,219,849
MBNA Corp.                                              161,958        3,198,671
Providian Financial Corp. (a)                            37,147          619,240
SLM Corp.                                                54,440        2,593,522
                                                                  --------------
                                                                      16,470,354
                                                                  --------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                               13,957          551,302
Bemis Co., Inc.                                          13,581          374,292
Pactiv Corp. (a)                                         18,818          403,458
Sealed Air Corp. (a)                                     10,587          512,834
Temple-Inland, Inc.                                      14,512          489,780
                                                                  --------------
                                                                       2,331,666
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    53


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                        22,157   $      950,535
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (3.5%)
CIT Group, Inc.                                          26,768        1,078,215
V  Citigroup, Inc.                                      662,389       31,105,787
JPMorgan Chase & Co.                                    450,488       15,987,819
Moody's Corp.                                            17,391        1,428,497
Principal Financial Group, Inc.                          37,922        1,481,993
                                                                  --------------
                                                                      51,082,311
                                                                  --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.6%)
ALLTEL Corp.                                             38,325        2,182,992
AT&T Corp.                                              101,451        1,940,758
BellSouth Corp.                                         232,183        6,150,528
CenturyTel, Inc.                                         17,054          523,387
Citizens Communications Co.                              42,492          541,773
Qwest Communications International, Inc. (a)(d)         211,812          724,397
SBC Communications, Inc. (d)                            418,737        9,965,941
Sprint Corp.                                            187,313        4,169,587
Verizon Communications, Inc.                            351,083       12,568,771
                                                                  --------------
                                                                      38,768,134
                                                                  --------------
ELECTRIC UTILITIES (2.4%)
Allegheny Energy, Inc. (a)                               17,394          425,109
Ameren Corp.                                             24,777        1,280,971
American Electric Power Co., Inc.                        48,574        1,710,776
Carolina Power & Light                                   31,361        1,316,848
CenterPoint Energy, Inc.                                 36,657          434,019
Cinergy Corp.                                            24,254          960,458
CMS Energy Corp. (a)                                     27,342          353,259
Consolidated Edison, Inc.                                30,736        1,330,254
Dominion Resources, Inc.                                 43,161        3,254,339
DTE Energy Co.                                           22,009        1,011,313
Edison International                                     41,337        1,500,533
Entergy Corp.                                            27,045        1,982,399
Exelon Corp.                                             84,268        4,171,266
FirstEnergy Corp.                                        41,857        1,821,617
FPL Group, Inc.                                          49,606        2,024,917
PG&E Corp. (a)                                           45,676        1,585,871
Pinnacle West Capital Corp.                              11,645          487,925
PPL Corp.                                                23,957        1,299,907
Public Service Enterprise Group, Inc.                    30,183        1,753,632
Southern Co. (The)                                       94,202        3,103,956
TECO Energy, Inc.                                        26,191          435,033


                                                         SHARES            VALUE
ELECTRIC UTILITIES (CONTINUED)
TXU Corp.                                                30,458   $    2,612,992
Xcel Energy, Inc.                                        50,816          873,019
                                                                  --------------
                                                                      35,730,413
                                                                  --------------
ELECTRICAL EQUIPMENT (0.4%)
American Power Conversion Corp.                          22,828          553,807
Cooper Industries, Ltd. Class A                          11,768          749,151
Emerson Electric Co.                                     53,194        3,333,667
Rockwell Automation, Inc.                                22,139        1,023,486
                                                                  --------------
                                                                       5,660,111
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. (a)                           54,810        1,137,308
Jabil Circuit, Inc. (a)                                  23,245          641,562
Molex, Inc. (a)                                          21,233          539,531
PerkinElmer, Inc.                                        16,391          303,233
Sanmina-SCI Corp. (a)                                    66,318          265,935
Solectron Corp. (a)                                     123,135          406,345
Symbol Technologies, Inc.                                30,719          410,713
Tektronix, Inc.                                          11,368          246,231
Thermo Electron Corp. (a)                                20,314          507,444
Waters Corp. (a)                                         15,334          607,686
                                                                  --------------
                                                                       5,065,988
                                                                  --------------
ENERGY EQUIPMENT & SERVICES (1.1%)
Baker Hughes, Inc.                                       42,836        1,889,924
BJ Services Co.                                          20,604        1,004,445
Halliburton Co.                                          63,985        2,661,136
Nabors Industries, Ltd. (a)                              17,899          964,219
National-Oilwell, Inc.                                   21,267          845,151
Noble Corp. (a)                                          17,228          876,905
Rowan Cos., Inc.                                         13,559          359,720
Schlumberger Ltd.                                        74,782        5,115,837
Transocean, Inc. (a)                                     40,676        1,886,146
                                                                  --------------
                                                                      15,603,483
                                                                  --------------
FOOD & STAPLES RETAILING (2.6%)
Albertson's, Inc. (d)                                    46,700          924,193
Costco Wholesale Corp.                                   59,840        2,428,307
CVS Corp.                                                50,725        2,616,396
Kroger Co. (The) (a)                                     92,851        1,464,260
Safeway, Inc. (a)                                        56,732        1,207,824
SUPERVALU, Inc.                                          17,164          541,696
Sysco Corp.                                              80,757        2,794,192
Walgreen Co. (d)                                        129,437        5,573,557
V  Wal-Mart Stores, Inc.                                429,402       20,242,011
                                                                  --------------
                                                                      37,792,436
                                                                  --------------
FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland Co.                               79,017        1,421,516
Campbell Soup Co.                                        41,257        1,226,983
ConAgra Foods, Inc.                                      65,343        1,747,925

 54   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
FOOD PRODUCTS (CONTINUED)
General Mills, Inc.                                      46,268   $    2,285,639
H.J. Heinz Co.                                           44,370        1,635,035
Hershey Foods Corp.                                      27,709        1,770,605
Kellogg Co.                                              44,500        2,000,275
McCormick & Co., Inc.                                    17,168          593,841
Sara Lee Corp.                                          100,005        2,139,107
Wm. Wrigley Jr. Co.                                      24,789        1,713,664
                                                                  --------------
                                                                      16,534,590
                                                                  --------------
GAS UTILITIES (0.3%)
KeySpan Corp.                                            20,340          771,496
Kinder Morgan, Inc.                                      13,942        1,066,006
Nicor, Inc.                                               5,599          206,995
NiSource, Inc.                                           34,429          800,128
Peoples Energy Corp.                                      4,838          191,585
Sempra Energy                                            30,214        1,220,041
                                                                  --------------
                                                                       4,256,251
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Applera Corp.-Applied Biosystems Group                   24,853          526,884
Bausch & Lomb, Inc.                                       6,779          508,425
Baxter International, Inc.                               78,523        2,913,203
Becton, Dickinson & Co.                                  32,014        1,873,459
Biomet, Inc.                                             32,037        1,239,512
Boston Scientific Corp. (a)                              96,293        2,848,347
C.R. Bard, Inc.                                          13,306          946,988
Fisher Scientific International, Inc. (a)                14,834          880,843
Guidant Corp.                                            40,874        3,027,946
Hospira, Inc. (a)                                        19,777          663,518
Medtronic, Inc.                                         153,285        8,078,120
Millipore Corp. (a)                                       6,324          304,943
St. Jude Medical, Inc. (a)                               45,718        1,784,374
Stryker Corp. (d)                                        47,475        2,304,911
Zimmer Holdings, Inc. (a)                                31,313        2,549,504
                                                                  --------------
                                                                      30,450,977
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (2.4%)
Aetna, Inc.                                              37,345        2,740,003
AmerisourceBergen Corp.                                  13,339          817,414
Cardinal Health, Inc.                                    55,003        3,056,517
Caremark Rx, Inc. (a)                                    57,943        2,320,617
CIGNA Corp.                                              16,663        1,532,663
Express Scripts, Inc. (a)                                 8,341          747,687
HCA, Inc.                                                52,141        2,911,553
Health Management Associates, Inc. (a)                   30,894          764,009
Humana, Inc. (a)                                         20,402          706,929
IMS Health, Inc.                                         29,426          705,636


                                                         SHARES            VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Laboratory Corp. of America Holdings (a)                 17,166   $      849,717
Manor Care, Inc.                                         10,923          364,282
McKesson Corp.                                           37,450        1,385,650
Medco Health Solutions, Inc. (a)                         34,891        1,778,394
Quest Diagnostics, Inc.                                  11,608        1,228,126
Tenet Healthcare Corp. (a)                               59,376          710,731
UnitedHealth Group, Inc.                                 81,265        7,680,355
WellPoint, Inc. (a)                                      38,637        4,935,877
                                                                  --------------
                                                                      35,236,160
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE (1.3%)
Carnival Corp.                                           66,762        3,263,327
Darden Restaurants, Inc.                                 18,737          562,110
Harrah's Entertainment, Inc.                             14,415          945,912
Hilton Hotels Corp.                                      48,809        1,065,510
International Game Technology                            43,702        1,175,147
Marriott International, Inc. Class A                     25,463        1,597,803
McDonald's Corp.                                        161,298        4,727,644
Starbucks Corp. (a)                                      50,678        2,509,575
Starwood Hotels & Resorts Worldwide, Inc.                26,949        1,464,409
Wendy's International, Inc.                              14,424          619,222
Yum! Brands, Inc.                                        36,964        1,735,829
                                                                  --------------
                                                                      19,666,488
                                                                  --------------
HOUSEHOLD DURABLES (0.5%)
Black & Decker Corp. (The)                               10,173          850,768
Centex Corp.                                             16,083          928,311
Fortune Brands, Inc.                                     18,358        1,552,720
KB HOME                                                  10,600          604,200
Leggett & Platt, Inc.                                    24,238          653,456
Maytag Corp. (d)                                         10,104           97,908
Newell Rubbermaid, Inc.                                  34,880          757,942
Pulte Homes, Inc.                                        15,052        1,075,465
Snap-on, Inc.                                             7,362          244,198
Stanley Works (The)                                       9,569          411,754
Whirlpool Corp.                                           8,464          525,276
                                                                  --------------
                                                                       7,701,998
                                                                  --------------
HOUSEHOLD PRODUCTS (1.7%)
Clorox Co. (The)                                         19,446        1,230,932
Colgate-Palmolive Co.                                    66,582        3,315,118
Kimberly-Clark Corp.                                     61,010        3,810,074
V  Procter & Gamble Co. (The)                           319,722       17,312,946
                                                                  --------------
                                                                      25,669,070
                                                                  --------------
INDUSTRIAL CONGLOMERATES (4.4%)
3M Co.                                                   97,923        7,488,172
V  General Electric Co. (c)                           1,343,516       48,635,279

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    55


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (CONTINUED)
Textron, Inc.                                            17,104   $    1,288,786
Tyco International Ltd.                                 255,160        7,989,060
                                                                  --------------
                                                                      65,401,297
                                                                  --------------
INSURANCE (3.7%)
ACE, Ltd.                                                36,030        1,547,849
AFLAC, Inc.                                              63,630        2,586,559
Allstate Corp. (The)                                     86,091        4,834,871
Ambac Financial Group, Inc.                              13,773          920,725
American International Group, Inc.                      330,145       16,787,873
Aon Corp.                                                40,160          837,336
Chubb Corp. (The)                                        24,263        1,984,228
Cincinnati Financial Corp.                               21,154          851,237
Hartford Financial Services Group, Inc. (The)            37,488        2,713,007
Jefferson-Pilot Corp.                                    17,353          871,294
Lincoln National Corp.                                   22,103          993,972
Loews Corp.                                              20,213        1,432,697
Marsh & McLennan Cos., Inc.                              67,003        1,878,094
MBIA, Inc.                                               17,811          932,940
MetLife, Inc.                                            92,919        3,614,549
Progressive Corp. (The)                                  25,400        2,318,258
Prudential Financial, Inc.                               66,374        3,793,274
SAFECO Corp.                                             16,071          846,460
St. Paul Travelers Cos., Inc. (The)                      84,872        3,038,418
Torchmark Corp.                                          13,681          730,976
UnumProvident Corp.                                      37,687          630,127
XL Capital Ltd. Class A                                  17,605        1,237,631
                                                                  --------------
                                                                      55,382,375
                                                                  --------------
INTERNET & CATALOG RETAIL (0.3%)
eBay, Inc. (a)                                          153,401        4,867,414
                                                                  --------------

INTERNET SOFTWARE & SERVICES (0.4%)
Yahoo!, Inc. (a)                                        165,262        5,703,192
                                                                  --------------

IT SERVICES (1.0%)
Affiliated Computer Services, Inc. Class A (a)           16,010          763,197
Automatic Data Processing, Inc.                          73,914        3,210,824
Computer Sciences Corp. (a)                              24,216        1,052,912
Convergys Corp. (a)                                      18,025          233,604
Electronic Data Systems Corp.                            65,625        1,269,844
First Data Corp.                                        101,680        3,866,890
Fiserv, Inc. (a)                                         24,542        1,038,127
Paychex, Inc.                                            45,065        1,378,989
Sabre Holdings Corp. Class A                             16,640          325,478


                                                         SHARES            VALUE
IT SERVICES (CONTINUED)
SunGard Data Systems, Inc. (a)                           36,609   $    1,222,740
Unisys Corp. (a)                                         42,727          277,298
                                                                  --------------
                                                                      14,639,903
                                                                  --------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                          12,256          514,752
Eastman Kodak Co.                                        36,305          907,625
Hasbro, Inc.                                             21,113          399,458
Mattel, Inc.                                             52,815          953,311
                                                                  --------------
                                                                       2,775,146
                                                                  --------------
MACHINERY (1.3%)
Caterpillar, Inc.                                        43,434        3,824,364
Cummins, Inc.                                             5,410          367,881
Danaher Corp.                                            34,901        1,767,038
Deere & Co.                                              31,249        1,954,312
Dover Corp.                                              25,818          938,742
Eaton Corp.                                              19,392        1,137,342
Illinois Tool Works, Inc.                                34,814        2,918,109
Ingersoll-Rand Co. Class A                               22,001        1,691,217
ITT Industries, Inc.                                     11,740        1,062,000
Navistar International Corp.                              8,306          245,276
PACCAR, Inc.                                             22,058        1,497,738
Pall Corp.                                               15,746          422,465
Parker-Hannifin Corp.                                    15,254          914,325
                                                                  --------------
                                                                      18,740,809
                                                                  --------------
MEDIA (3.5%)
Clear Channel Communications, Inc.                       66,840        2,134,870
Comcast Corp. Class A (a)                               280,361        9,002,392
Dow Jones & Co., Inc.                                     8,933          298,719
Gannett Co., Inc.                                        31,849        2,452,373
Interpublic Group of Cos., Inc. (The) (a)                53,630          689,682
Knight-Ridder, Inc.                                       9,542          617,367
McGraw-Hill Cos., Inc. (The)                             24,102        2,098,802
Meredith Corp.                                            5,725          269,075
New York Times Co. (The) Class A                         18,460          615,826
News Corp. Ltd. (The) Class A                           365,496        5,584,779
Omnicom Group, Inc.                                      23,668        1,962,077
Time Warner, Inc. (a)                                   582,546        9,792,598
Tribune Co.                                              37,787        1,458,578
Univision Communications, Inc. Class A                   37,007          972,914
Viacom, Inc. Class B                                    216,131        7,482,455
Walt Disney Co. (The) (d)                               259,473        6,850,087
                                                                  --------------
                                                                      52,282,594
                                                                  --------------
METALS & MINING (0.6%)
Alcoa, Inc.                                             110,464        3,205,665
Allegheny Technologies, Inc.                             11,324          253,658

 56   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
METALS & MINING (CONTINUED)
Freeport-McMoRan Copper & Gold, Inc. Class B             22,688   $      786,366
Newmont Mining Corp.                                     56,290        2,137,331
Nucor Corp. (d)                                          20,252        1,034,877
Phelps Dodge Corp.                                       12,291        1,055,183
United States Steel Corp.                                14,487          619,464
                                                                  --------------
                                                                       9,092,544
                                                                  --------------
MULTILINE RETAIL (1.1%)
Big Lots, Inc. (a)                                       14,330          145,879
Dillard's, Inc. Class A                                   8,985          209,081
Dollar General Corp.                                     38,232          778,021
Family Dollar Stores, Inc.                               21,240          573,055
Federated Department Stores, Inc.                        21,408        1,230,960
J.C. Penney Co., Inc. Holding Co.                        34,271        1,624,788
Kohl's Corp. (a)                                         41,274        1,964,642
May Department Stores Co.                                36,973        1,297,013
Nordstrom, Inc.                                          15,996          813,077
Sears Holdings Corp.                                     12,177        1,646,818
Target Corp.                                            113,468        5,266,050
                                                                  --------------
                                                                      15,549,384
                                                                  --------------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
AES Corp. (The) (a)                                      82,247        1,322,532
Calpine Corp. (a)(d)                                     67,761          121,292
Constellation Energy Group, Inc.                         22,377        1,176,135
Duke Energy Corp.                                       118,876        3,469,990
Dynegy, Inc. Class A (a)                                 41,971          140,603
El Paso Corp.                                            81,541          814,594
Williams Cos., Inc. (The)                                72,231        1,229,372
                                                                  --------------
                                                                       8,274,518
                                                                  --------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)                                         121,338        1,607,728
                                                                  --------------

OIL & GAS (6.4%)
Amerada Hess Corp.                                       10,797        1,011,139
Anadarko Petroleum Corp.                                 30,042        2,194,268
Apache Corp.                                             41,382        2,329,393
Ashland, Inc.                                             8,428          566,699
Burlington Resources, Inc.                               49,058        2,384,709
ChevronTexaco Corp.                                     266,769       13,871,988
ConocoPhillips                                           88,177        9,245,358
Devon Energy Corp.                                       60,806        2,746,607
EOG Resources, Inc.                                      30,305        1,441,003
V  ExxonMobil Corp.                                     809,392       46,159,626
Kerr-McGee Corp.                                         20,684        1,605,078


                                                         SHARES            VALUE
OIL & GAS (CONTINUED)
Marathon Oil Corp.                                       43,984   $    2,048,335
Occidental Petroleum Corp.                               50,313        3,471,597
Sunoco, Inc.                                              8,820          875,473
Unocal Corp.                                             34,334        1,872,920
Valero Energy Corp.                                      32,579        2,232,639
XTO Energy, Inc.                                         44,035        1,328,536
                                                                  --------------
                                                                      95,385,368
                                                                  --------------
PAPER & FOREST PRODUCTS (0.4%)
Georgia-Pacific Corp.                                    32,940        1,128,854
International Paper Co.                                  62,192        2,132,564
Louisiana-Pacific Corp.                                  14,034          345,236
MeadWestvaco Corp.                                       25,639          755,068
Weyerhaeuser Co.                                         30,751        2,109,826
                                                                  --------------
                                                                       6,471,548
                                                                  --------------
PERSONAL PRODUCTS (0.6%)
Alberto-Culver Co.                                       10,751          478,419
Avon Products, Inc.                                      59,788        2,396,303
Gillette Co. (The)                                      125,639        6,487,998
                                                                  --------------
                                                                       9,362,720
                                                                  --------------
PHARMACEUTICALS (6.8%)
Abbott Laboratories (d)                                 197,637        9,715,835
Allergan, Inc.                                           16,647        1,171,782
Bristol-Myers Squibb Co.                                247,651        6,438,926
Forest Laboratories, Inc. (a)                            44,501        1,587,797
V  Johnson & Johnson                                    376,942       25,869,529
King Pharmaceuticals, Inc. (a)                           30,654          245,232
Lilly (Eli) & Co.                                       143,604        8,396,526
Merck & Co., Inc.                                       279,930        9,489,627
Mylan Laboratories, Inc.                                 34,089          562,469
V  Pfizer, Inc.                                         945,667       25,693,772
Schering-Plough Corp.                                   186,922        3,901,062
Watson Pharmaceuticals, Inc. (a)                         13,859          415,770
Wyeth                                                   169,362        7,611,128
                                                                  --------------
                                                                     101,099,455
                                                                  --------------
REAL ESTATE (0.5%)
Apartment Investment & Management Co. Class A            12,163          463,654
Archstone-Smith Trust                                    25,303          910,149
Equity Office Properties Trust                           51,069        1,607,141
Equity Residential                                       35,862        1,231,860
Plum Creek Timber Co., Inc.                              23,338          806,095
ProLogis                                                 23,281          921,695
Simon Property Group, Inc.                               28,067        1,854,387
                                                                  --------------
                                                                       7,794,981
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    57


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ROAD & RAIL (0.5%)
Burlington Northern Santa Fe Corp.                       47,947   $    2,313,443
CSX Corp.                                                27,320        1,096,351
Norfolk Southern Corp.                                   50,702        1,592,043
Union Pacific Corp.                                      33,060        2,113,526
                                                                  --------------
                                                                       7,115,363
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.8%)
Advanced Micro Devices, Inc. (a)                         49,921          710,376
Altera Corp. (a)                                         47,210          978,663
Analog Devices, Inc.                                     47,263        1,612,140
Applied Materials, Inc. (a)                             211,395        3,143,444
Applied Micro Circuits Corp. (a)                         39,091          104,373
Broadcom Corp. Class A (a)                               36,870        1,102,782
Freescale Semiconductor, Inc. Class B                    50,888          959,748
V  Intel Corp.                                          789,356       18,565,653
KLA-Tencor Corp. (a)                                     24,896          971,442
Linear Technology Corp.                                  38,966        1,392,645
LSI Logic Corp. (a)                                      48,778          261,450
Maxim Integrated Products, Inc.                          41,402        1,548,435
Micron Technology, Inc. (a)                              77,787          755,312
National Semiconductor Corp. (a)                         45,031          859,191
Novellus Systems, Inc. (a)                               17,716          415,086
NVIDIA Corp. (a)                                         21,117          463,308
PMC-Sierra, Inc. (a)                                     22,749          183,357
Teradyne, Inc. (a)                                       24,657          271,720
Texas Instruments, Inc.                                 218,212        5,446,571
Xilinx, Inc.                                             44,178        1,190,155
                                                                  --------------
                                                                      40,935,851
                                                                  --------------
SOFTWARE (3.5%)
Adobe Systems, Inc.                                      30,871        1,835,898
Autodesk, Inc.                                           29,069          925,266
BMC Software, Inc. (a)                                   28,080          454,896
Citrix Systems, Inc. (a)                                 21,514          484,065
Computer Associates International, Inc.                  67,441        1,814,163
Compuware Corp. (a)                                      49,132          292,335
Electronic Arts, Inc. (a)                                38,996        2,081,997
Intuit, Inc. (a)                                         23,504          947,211
Mercury Interactive Corp. (a)                            10,721          443,099
V  Microsoft Corp. (c)                                1,282,614       32,450,134
Novell, Inc. (a)                                         47,990          283,621
Oracle Corp. (a)                                        569,599        6,584,565
Parametric Technology Corp. (a)                          34,271          182,322
Siebel Systems, Inc. (a)                                 65,265          587,385


                                                         SHARES            VALUE
SOFTWARE (CONTINUED)
Symantec Corp. (a)                                       89,958   $    1,689,411
VERITAS Software Corp. (a)                               53,525        1,102,080
                                                                  --------------
                                                                      52,158,448
                                                                  --------------
SPECIALTY RETAIL (2.0%)
AutoNation, Inc. (a)                                     28,643          523,308
AutoZone, Inc. (a)                                        8,589          712,887
Bed Bath & Beyond, Inc. (a)                              38,379        1,428,082
Best Buy Co., Inc.                                       37,804        1,903,053
Circuit City Stores, Inc.                                24,232          382,866
Gap, Inc. (The)                                         100,528        2,146,273
Home Depot, Inc. (The)                                  278,395        9,846,831
Limited Brands, Inc.                                     48,400        1,049,796
Lowe's Cos., Inc.                                        97,919        5,102,559
Office Depot, Inc. (a)                                   39,654          776,425
OfficeMax, Inc.                                          11,835          384,401
RadioShack Corp.                                         20,038          500,349
Sherwin-Williams Co. (The)                               15,999          713,075
Staples, Inc.                                            94,141        1,795,269
Tiffany & Co.                                            18,459          556,539
TJX Cos., Inc. (The)                                     61,087        1,383,621
Toys "R" Us, Inc. (a)                                    27,232          690,331
                                                                  --------------
                                                                      29,895,665
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. (a)                                          48,464        1,298,835
Jones Apparel Group, Inc.                                15,551          473,528
Liz Claiborne, Inc.                                      13,807          489,182
NIKE, Inc. Class B                                       29,135        2,237,859
Reebok International Ltd.                                 7,101          288,372
V.F. Corp.                                               12,657          716,260
                                                                  --------------
                                                                       5,504,036
                                                                  --------------
THRIFTS & MORTGAGE FINANCE (1.6%)
Countrywide Financial Corp.                              73,541        2,661,449
Fannie Mae                                              122,682        6,618,694
Freddie Mac                                              87,258        5,368,112
Golden West Financial Corp.                              35,772        2,229,669
MGIC Investment Corp.                                    12,290          725,110
Sovereign Bancorp, Inc.                                  47,469          976,437
Washington Mutual, Inc.                                 110,643        4,571,769
                                                                  --------------
                                                                      23,151,240
                                                                  --------------
TOBACCO (1.3%)
Altria Group, Inc.                                      262,204       17,040,638
Reynolds American, Inc.                                  14,765        1,151,227
UST, Inc.                                                20,914          957,861
                                                                  --------------
                                                                      19,149,726
                                                                  --------------
TRADING COMPANIES & DISTRIBUTORS (0.0%) (b)
Grainger (W.W.), Inc.                                    10,584          585,189
                                                                  --------------

 58   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Nextel Communications, Inc. Class A                     142,816   $    3,997,420
                                                                  --------------
Total Common Stocks
  (Cost $1,236,109,178)                                            1,343,838,667(f)
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (10.9%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (7.6%)
7-Eleven, Inc.
  2.77%, due 5/5/05 (c)                             $16,900,000       16,894,791
  2.78%, due 5/6/05 (c)                              14,000,000       13,994,587
AIG Funding, Inc.
  2.74%, due 5/3/05 (c)                              21,000,000       20,996,773
  2.89%, due 5/11/05 (c)                              1,600,000        1,598,715
Coca-Cola Co. (The)
  2.94%, due 5/10/05 (c)                             10,900,000       10,891,988
Cooperative Association of Tractor Dealer
  3.02%, due 5/6/05 (c)                               3,000,000        2,998,742
Dealers Capital Access Trust
  2.82%, due 5/3/05 (c)                               8,600,000        8,598,651
UBS Finance (Delaware) LLC
  2.98%, due 5/13/05 (c)                             20,000,000       19,980,168
USAA Capital Corp.
  2.75%, due 5/4/05 (c)                               1,800,000        1,799,587
  2.91%, due 5/12/05 (c)                              9,600,000        9,591,462
Wisconsin Public Service Corp.
  2.98%, due 5/10/05 (c)                              5,853,000        5,848,639
                                                                  --------------
Total Commercial Paper
  (Cost $113,194,103)                                                113,194,103
                                                                  --------------

                                                         SHARES
INVESTMENT COMPANY (0.0%) (b)
AIM Institutional Funds Group (e)                       629,544          629,544
                                                                  --------------
Total Investment Company
  (Cost $629,544)                                                        629,544
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT            VALUE
MASTER NOTE (0.6%)
Bank of America LLC
  3.08%, due 5/2/05 (e)                             $ 8,850,000   $    8,850,000
                                                                  --------------
Total Master Note
  (Cost $8,850,000)                                                    8,850,000
                                                                  --------------

REPURCHASE AGREEMENTS (1.5%)
Credit Suisse First Boston LLC
  3.05%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $5,501,146 (e)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $5,774,880 and a Market Value of
  $5,610,146)                                         5,500,000        5,500,000
Dresdner Kleinwort Wasserstein
  3.07%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity
  $8,302,123 (e)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $8,740,619 and a Market Value of
  $8,715,075)                                         8,300,000        8,300,000
Merrill Lynch Pierce Fenner & Smith, Inc.
  3.08%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity
  $5,501,412 (e)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $5,572,392 and a Market Value of
  $5,775,049)                                         5,500,000        5,500,000
Morgan Stanley & Co., Inc.
  3.05%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity
  $2,300,585 (e)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $2,476,149 and a Market Value of
  $2,374,686)                                         2,300,000        2,300,000
                                                                  --------------
Total Repurchase Agreements
  (Cost $21,600,000)                                                  21,600,000
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    59

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
U.S. GOVERNMENT (1.2%)
United States Treasury Bills
  3.00%, due 10/6/05 (c)                            $ 8,000,000   $    7,895,435
  3.01%, due 10/13/05 (c)                            10,000,000        9,863,436
                                                                  --------------
Total U.S. Government
  (Cost $17,756,844)                                                  17,758,871
                                                                  --------------
Total Short-Term Investments
  (Cost $162,030,491)                                                162,032,518
                                                                  --------------
Total Investments
  (Cost $1,398,139,669) (g)                               101.8%   1,505,871,185(h)
Liabilities in Excess of
  Cash and Other Assets                                    (1.8)     (26,894,901)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,478,976,284
                                                    ===========   ==============

                                                                         UNREALIZED
                                                    CONTRACTS         APPRECIATION/
                                                         LONG    (DEPRECIATION) (I)
FUTURES CONTRACTS (-0.4%)
-----------------------------------------------------------------------------------
Standard & Poor's 500 Index
  June 2005                                               459   $        (6,555,429)
  Mini June 2005                                            1                   444
                                                                -------------------
Total Futures Contracts
  (Settlement Value
  $132,995,800) (f)                                             $        (6,554,985)
                                                                ===================

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Segregated as collateral for futures contracts.
(d) Represents securities out on loan or a portion which is out on loan.
(e) Represents a security or a portion thereof, purchased with cash collateral received for securities on loan.
(f) The combined market value of common stocks and settlement value of Index futures contracts represents
     99.9% of net assets.
(g) The cost for federal income tax purposes is $1,411,327,862.
(h)  At April 30, 2005 net unrealized appreciation was
     $94,543,323, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $227,044,465 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $132,501,142.
(i) Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2005.

 60   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,398,139,669) including
  $29,467,396 market value of securities
  loaned                                      $1,505,871,185
Cash                                                  77,258
Receivables:
  Fund shares sold                                 1,942,728
  Variation margin on futures contracts            1,767,598
  Dividends and interest                           1,621,997
Other assets                                          99,689
                                              --------------
    Total assets                               1,511,380,455
                                              --------------

LIABILITIES:
Securities lending collateral                     31,079,544
Payables:
  Fund shares redeemed                               619,131
  Manager                                            260,395
  Professional                                        92,592
  Transfer agent                                      78,684
  NYLIFE Distributors                                 59,011
  Shareholders communication                          35,569
  Directors                                           30,848
  Investment securities purchased                     29,633
  Custodian                                           18,010
Accrued expenses                                     100,754
                                              --------------
    Total liabilities                             32,404,171
                                              --------------
Net assets                                    $1,478,976,284
                                              ==============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized:
  Class A                                     $       11,116
  Class I                                             44,208
Additional paid-in capital                     1,415,025,596
Accumulated undistributed net investment
  income                                           6,733,804
Accumulated net realized loss on investments
  and futures contracts                          (44,014,971)
Net unrealized appreciation on investments
  and futures contracts                          101,176,531
                                              --------------
Net assets                                    $1,478,976,284
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  295,271,424
                                              ==============
Shares of capital stock outstanding               11,115,954
                                              ==============
Net asset value per share outstanding         $        26.56
Maximum sales charge (3.00% of offering
  price)                                                0.82
                                              --------------
Maximum offering price per share outstanding  $        27.38
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $1,183,704,860
                                              ==============
Shares of capital stock outstanding               44,208,487
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        26.78
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    61

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $15,459,599
  Interest                                         1,311,830
  Income from securities loaned -- net                22,327
                                                 -----------
    Total income                                  16,793,756
                                                 -----------
EXPENSES:
  Manager                                          3,455,959
  Service -- Class A                                 364,253
  Transfer agent -- Class A                          233,297
  Transfer agent -- Class I                           18,980
  Professional                                       160,732
  Custodian                                           63,513
  Directors                                           60,446
  Shareholder communication                           53,324
  Registration                                        20,033
  Miscellaneous                                       66,719
                                                 -----------
    Total expenses before reimbursement            4,497,256
  Expense reimbursement from Manager              (1,845,583)
                                                 -----------
    Net expenses                                   2,651,673
                                                 -----------
Net investment income                             14,142,083
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions                           (9,404,743)
  Futures transactions                             5,457,241
                                                 -----------
Net realized loss on investments                  (3,947,502)
                                                 -----------
Net change in unrealized appreciation on
  investments:
  Security transactions                           34,621,910
  Futures transactions                            (7,270,181)
                                                 -----------
Net unrealized gain on investments                27,351,729
                                                 -----------
Net realized and unrealized gain on investments   23,404,227
                                                 -----------
Net increase in net assets resulting from
  operations                                     $37,546,310
                                                 ===========

 62   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                             2005             2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income             $   14,142,083   $   15,150,402
 Net realized gain (loss) on
  investments and futures
  contracts                            (3,947,502)       2,084,240
 Net change in unrealized
  appreciation (depreciation) on
  investments and futures
  contracts                            27,351,729       76,378,479
                                   -------------------------------
 Net increase in net assets
  resulting from operations            37,546,310       93,613,121
                                   -------------------------------
Dividends to shareholders:
 From net investment income:
   Class A                             (3,521,725)      (9,637,543)
   Class I                            (16,314,897)      (2,029,302)
                                   -------------------------------
Total dividends to shareholders       (19,836,622)     (11,666,845)
                                   -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares:
   Class A                             84,481,371      339,361,707
   Class I                            300,769,874      331,146,317
   Service Class                               --       16,110,983
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Class A                              3,418,486               --
   Class I                             16,313,839        9,634,831
   Service Class                               --        2,029,023
                                   -------------------------------
                                      404,983,570      698,282,861
 Cost of shares redeemed:
   Class A                            (78,000,277)     (65,366,049)
   Class I                           (128,565,669)    (201,319,436)
   Service Class                               --     (225,114,946)
                                   -------------------------------
                                     (206,565,946)    (491,800,431)
                                   -------------------------------
    Increase in net assets
     derived from capital shares
     transactions                     198,417,624      206,482,430
                                   -------------------------------
    Net increase in net assets        216,127,312      288,428,706

NET ASSETS:
Beginning of period                 1,262,848,972      974,420,266
                                   -------------------------------
End of period                      $1,478,976,284   $1,262,848,972
                                   ===============================
Accumulated undistributed net
 investment income at the end of
 period                            $    6,733,804   $   12,428,343
                                   ===============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    63

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                          CLASS A                                        CLASS I
                                ---------------------------      -------------------------------------------------------
                                                JANUARY 2,
                                SIX MONTHS         2004*         SIX MONTHS
                                  ENDED           THROUGH          ENDED
                                APRIL 30,       OCTOBER 31,      APRIL 30,               YEAR ENDED DECEMBER 31,
                                 2005***           2004           2005***          2004          2003          2002
Net asset value at beginning
  of period                      $  26.11        $  25.46        $   26.35       $  24.43      $  20.57      $  25.84
                                 --------        --------        ----------      --------      --------      --------
Net investment income                0.68            0.20             0.57           0.33          0.32(a)       0.31
Net realized and unrealized
  gain (loss) on investments         0.10            0.45             0.27           1.88          3.85         (3.86)
                                 --------        --------        ----------      --------      --------      --------
Total from investment
  operations                         0.78            0.65             0.84           2.21          4.17         (3.55)
                                 --------        --------        ----------      --------      --------      --------
Less dividends and
  distributions:
  From net investment income        (0.33)             --            (0.41)         (0.29)        (0.31)        (0.32)
  From net realized gain on
    investments                        --              --               --             --            --         (1.40)
                                 --------        --------        ----------      --------      --------      --------
Total dividends and
  distributions                     (0.33)             --            (0.41)         (0.29)        (0.31)        (1.72)
                                 --------        --------        ----------      --------      --------      --------
Net asset value at end of
  period                         $  26.56        $  26.11        $   26.78       $  26.35      $  24.43      $  20.57
                                 ========        ========        ==========      ========      ========      ========
Total investment return (b)          2.93%(c)        2.55%(c)         3.14%(c)       9.10%        20.59%       (15.23%)
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income            1.85%+          1.09%+           2.10%+         1.38%         1.46%         1.31%
    Net expenses                     0.58%+          0.59%+           0.33%+         0.30%         0.30%         0.30%
    Expenses (before
      reimbursement)                 0.85%+          0.87%+           0.60%+         0.58%         0.61%         0.59%
Portfolio turnover rate                 2%              2%               2%             2%            3%            4%
Net assets at end of period
  (in 000's)                     $295,271        $280,346        $1,183,705      $982,503      $777,843      $527,277

                                        CLASS I
                                ------------------------

                                YEAR ENDED DECEMBER 31,
                                  2001           2000
Net asset value at beginning
  of period                     $  37.38      $    36.99
                                --------      ----------
Net investment income               0.30(a)         0.37
Net realized and unrealized
  gain (loss) on investments       (9.06)           1.86
                                --------      ----------
Total from investment
  operations                       (8.76)           2.23
                                --------      ----------
Less dividends and
  distributions:
  From net investment income       (0.36)          (0.38)
  From net realized gain on
    investments                    (2.42)          (1.46)
                                --------      ----------
Total dividends and
  distributions                    (2.78)          (1.84)
                                --------      ----------
Net asset value at end of
  period                        $  25.84      $    37.38
                                ========      ==========
Total investment return (b)       (24.90%)          5.98%
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income           1.03%           0.95%
    Net expenses                    0.30%           0.30%
    Expenses (before
      reimbursement)                0.57%           0.54%
Portfolio turnover rate                5%             11%
Net assets at end of period
  (in 000's)                    $612,937      $1,503,224

*    Commencement of Operations.
**   The Fund changed its fiscal year end from December 31 to October 31.
***  Unaudited.
+    Annualized.
++   Service Class shares ceased operations on January 9, 2004.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total Return is calculated exclusive of sales charges. Class I and Service Class are not subject to sales charges.
(c)  Total return is not annualized.

 64   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                             SERVICE CLASS++
    -------------------------------------------------------------------------------------------------
    NOVEMBER 1,
       2003                                                              JANUARY 1,
      THROUGH                          YEAR ENDED                          THROUGH        YEAR ENDED
    JANUARY 9,                         OCTOBER 31,                       OCTOBER 31,      OCTOBER 31,
       2004            2003          2002        2001         2000         1999**            1998
      $24.23         $  20.42      $  25.68     $ 37.16      $ 36.80       $ 33.28          $ 26.99
      ------         --------      --------     -------      -------       -------          -------
       (0.22)            0.26(a)       0.27        0.24(a)      0.27          0.21             0.31
        1.92             3.81        (3.84)       (9.04)        1.85          3.62             7.31
      ------         --------      --------     -------      -------       -------          -------
        1.70             4.07        (3.57)       (8.80)        2.12          3.83             7.62
      ------         --------      --------     -------      -------       -------          -------
       (0.24)           (0.26)       (0.29)       (0.26)      (0.30)            --            (0.31)
          --               --        (1.40)       (2.42)      (1.46)         (0.31)           (1.02)
      ------         --------      --------     -------      -------       -------          -------
       (0.24)           (0.26)       (1.69)       (2.68)      (1.76)         (0.31)           (1.33)
      ------         --------      --------     -------      -------       -------          -------
      $25.69         $  24.23      $ (1.69)     $ 25.68      $ 37.16       $ 36.80          $ 33.28
      ======         ========      ========     =======      =======       =======          =======
        7.04%(c)        20.20%       (15.41%)    (25.10%)       5.72%        11.60%(c)        28.24%
        1.33%+           1.21%         1.06%       0.78%        0.70%         0.81%+           1.04%
        0.55%+           0.55%         0.55%       0.55%        0.55%         0.55%+           0.55%
        0.85%+           0.86%         0.84%       0.82%        0.79%         0.80%+           0.81%
           2                3%            4%          5%          11%            7%               8%
      $    0         $196,577      $128,537     $90,127      $64,254       $61,647          $36,442

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    65

MAINSTAY SMALL CAP OPPORTUNITY FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        1.78%   11.44%  12.26%  13.64%
Excluding sales charges   7.70    17.92   13.54   14.28

(PERFORMANCE GRAPH)                                         (With sales charges)

                                  MAINSTAY
                                  SMALL CAP                                                             LIPPER SMALL-
                                 OPPORTUNITY      RUSSELL 2000        S&P SMALL                           CAP VALUE
                                    FUND           VALUE INDEX      CAP 600 INDEX     S&P 500 INDEX      FUNDS INDEX
                                 -----------      ------------      -------------     -------------     -------------
4/30/95                              9450             10000             10000             10000             10000
                                    11909             12628             13569             13021             12319
                                    13860             14466             14079             16294             13565
                                    21208             20508             20661             22985             19271
                                    18890             17364             17707             28001             15959
                                    19031             18127             21337             30837             17132
                                    19503             22523             23063             26837             20813
                                    23537             27575             26878             23448             24957
                                    20874             22379             21248             20328             20649
                                    30447             31879             29735             24979             30293
4/30/05                             35904             35003             32835             26562             33269


                                RUSSELL 2000
                                    INDEX
                                ------------
4/30/95                             10000
                                    13299
                                    13306
                                    18948
                                    17195
                                    20362
                                    19780
                                    21100
                                    16720
                                    23744
4/30/05                             24864

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        2.60%   11.93%  12.43%  13.24%
Excluding sales charges   7.20    16.93   12.68   13.24

(PERFORMANCE GRAPH)                                         (With sales charges)

                                  MAINSTAY
                                  SMALL CAP                                                             LIPPER SMALL-
                                 OPPORTUNITY      RUSSELL 2000        S&P SMALL                           CAP VALUE
                                    FUND           VALUE INDEX      CAP 600 INDEX     S&P 500 INDEX      FUNDS INDEX
                                 -----------      ------------      -------------     -------------     -------------
4/30/95                             10000             10000             10000             10000             10000
                                    12491             12628             13569             13021             12319
                                    14341             14466             14079             16294             13565
                                    21650             20508             20661             22985             19271
                                    19069             17364             17707             28001             15959
                                    19079             18127             21337             30837             17132
                                    19397             22523             23063             26837             20813
                                    23233             27575             26878             23448             24957
                                    20480             22379             21248             20328             20649
                                    29641             31879             29735             24979             30293
4/30/05                             34660             35003             32835             26562             33269


                                RUSSELL 2000
                                    INDEX
                                ------------
4/30/95                             10000
                                    13299
                                    13306
                                    18948
                                    17195
                                    20362
                                    19780
                                    21100
                                    16720
                                    23744
4/30/05                             24864

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (1/12/87) through 12/31/03, performance for Class A and B shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and B shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1% sales charge and a 1% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class L shares. Effective 1/02/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares, or both.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 66   MainStay Small Cap Opportunity Fund

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        6.34%   16.00%  12.70%  13.27%
Excluding sales charges   7.26    17.00   12.70   13.27

(PERFORMANCE GRAPH)                                         (With sales charges)

                                  MAINSTAY
                                  SMALL CAP                                                             LIPPER SMALL-
                                 OPPORTUNITY      RUSSELL 2000        S&P SMALL                           CAP VALUE
                                    FUND           VALUE INDEX      CAP 600 INDEX     S&P 500 INDEX      FUNDS INDEX
                                 -----------      ------------      -------------     -------------     -------------
4/30/95                             10000             10000             10000             10000             10000
                                    12495             12628             13569             13021             12319
                                    14358             14466             14079             16294             13565
                                    21672             20508             20661             22985             19271
                                    19101             17364             17707             28001             15959
                                    19112             18127             21337             30837             17132
                                    19431             22523             23063             26837             20813
                                    23260             27575             26878             23448             24957
                                    20517             22379             21248             20328             20649
                                    29701             31879             29735             24979             30293
4/30/05                             34751             35003             32835             26562             33269


                                RUSSELL 2000
                                    INDEX
                                ------------
4/30/95                             10000
                                    13299
                                    13306
                                    18948
                                    17195
                                    20362
                                    19780
                                    21100
                                    16720
                                    23744
4/30/05                             24864

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          7.90%   18.57%  13.86%  14.61%

(PERFORMANCE GRAPH)

                                  MAINSTAY
                                  SMALL CAP                                                             LIPPER SMALL-
                                 OPPORTUNITY      RUSSELL 2000        S&P SMALL                           CAP VALUE
                                    FUND           VALUE INDEX      CAP 600 INDEX     S&P 500 INDEX      FUNDS INDEX
                                 -----------      ------------      -------------     -------------     -------------
4/30/95                             10000             10000             10000             10000             10000
                                    12636             12628             13569             13021             12319
                                    14758             14466             14079             16294             13565
                                    22648             20508             20661             22985             19271
                                    20224             17364             17707             28001             15959
                                    20437             18127             21337             30837             17132
                                    20998             22523             23063             26837             20813
                                    25386             27575             26878             23448             24957
                                    22579             22379             21248             20328             20649
                                    32979             31879             29735             24979             30293
4/30/05                             39104             35003             32835             26562             33269


                                RUSSELL 2000
                                    INDEX
                                ------------
4/30/95                             10000
                                    13299
                                    13306
                                    18948
                                    17195
                                    20362
                                    19780
                                    21100
                                    16720
                                    23744
4/30/05                             24864

                                       SIX      ONE      FIVE     TEN
BENCHMARK PERFORMANCE                 MONTHS    YEAR    YEARS    YEARS

Russell 2000(R) Value Index(1)         1.52%    9.80%   14.07%   13.35%
S&P 500(R) Index(2)                    3.28     6.34    -2.94    10.26
Russell 2000(R) Index(3)              -0.15     4.71     4.08     9.54
S&P SmallCap 600(R) Index(4)           2.57    10.43     9.00    12.62
Lipper Small-Cap Value Funds
  Index(5)                             3.58     9.83    14.20    12.77
Average Lipper small-cap value
  fund(6)                              3.17     9.06    13.81    12.86

1. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all income and capital gains. The Russell 2000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. S&P SmallCap 600(R) Index is an unmanaged market-value weighted index of 600 small-capitalization common stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
5. The Lipper Small-Cap Value Funds Index is an unmanaged index that tracks the performance, after expenses, of the 30 largest small-company value funds. Results assume reinvestment of all dividend and capital-gain distributions. An investment cannot be made directly into an index.
6. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.mainstayfunds.com     67

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP OPPORTUNITY FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                       ENDING ACCOUNT
                                               ENDING ACCOUNT                           VALUE (BASED
                                                VALUE (BASED                          ON HYPOTHETICAL
                               BEGINNING         ON ACTUAL          EXPENSES           5% ANNUALIZED           EXPENSES
                                ACCOUNT         RETURNS AND           PAID               RETURN AND              PAID
                                 VALUE           EXPENSES)           DURING           ACTUAL EXPENSES)          DURING
SHARE CLASS                     11/1/04           4/30/05           PERIOD(1)             4/30/05              PERIOD(1)

CLASS A SHARES                 $1,000.00         $1,077.65           $ 8.19              $1,017.05              $ 7.95
------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00         $1,072.80           $12.03              $1,013.30              $11.68
------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00         $1,073.40           $12.03              $1,013.30              $11.68
------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00         $1,079.45           $ 5.83              $1,019.35              $ 5.66
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.59% for Class A, 2.34% for Class B and Class C, and 1.13% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 68   MainStay Small Cap Opportunity Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

Common Stocks                                                                     97.9%
Investment Companies                                                               2.5%
Liabilities in Excess of Cash and Other Assets                                    (0.4)%

See Portfolio of Investments on page 72 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  AmerUs Group Co.
 2.  GATX Corp.
 3.  Laidlaw International, Inc.
 4.  Shopko Stores, Inc.
 5.  Overseas Shipholding Group, Inc.
 6.  Westar Energy, Inc.
 7.  United Fire & Casualty Co.
 8.  Nash Finch Co.
 9.  Genesis HealthCare Corp.
10.  PNM Resources, Inc.

                                                    www.mainstayfunds.com     69

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Kathy A. O'Connor and Jeffrey Sanders of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to those of companies in the Russell 2000(R) Index, the S&P SmallCap 600(R) Index, or a universe selected from the smallest 2,000 companies of the largest 3,000 companies, ranked by market capitalization.(1) In implementing this strategy, the Fund focuses primarily on small-capitalization stocks that have strong or improving operating characteristics and have been overlooked by the market. The Fund uses a quantitative and statistical model to analyze the relative quality and value of stocks.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2005?

During the six months ended April 30, 2005, most broadly watched equity indices saw positive performance, but certain small-cap core and small-cap growth indices declined. Mid-cap stocks performed relatively better than their large- and small-cap counterparts. The market clearly favored value equities over growth stocks for large- and mid-cap issues, although different data sources suggested different style preferences among small-cap issues.(2) Throughout much of the reporting period, the domestic equity market was influenced by crude-oil price fluctuations, job-growth concerns, the decline of the U.S. dollar, and continuing instability in the Middle East.

HOW DID THE FUND PERFORM IN THIS MARKET ENVIRONMENT?

MainStay Small Cap Opportunity Fund outperformed the Russell 2000(R) Value Index(3) for the six months ended April 30, 2005. The Fund's relative performance in the energy, retailing, and insurance industry groups was stronger than that of peer stocks in the Index. The Fund held overweighted positions relative to the Index in the energy and insurance industry groups, so the Fund's outperformance in these industry groups strengthened relative performance.

WHICH INDUSTRY GROUPS AND INDIVIDUAL STOCKS PROVIDED THE STRONGEST PERFORMANCE FOR THE FUND DURING THE SIX-MONTH REPORTING PERIOD?

The five strongest-performing industry groups were energy, retailing, insurance, materials, and commercial services & supplies. Among the strongest contributors to the Fund's performance were steel manufacturer Oregon Steel Mills (+60.6%),(4) Massachusetts-based automobile-insurance company Safety Insurance Group (+38.1%), steel service center Olympic Steel (+44.4%), Wisconsin-based retailer ShopKo Stores (+29.1%), and construction holding company Building Materials Holding (+31.4%).

WHICH INDUSTRY GROUPS AND INDIVIDUAL STOCKS DETRACTED FROM THE FUND'S
PERFORMANCE?

The Fund's five weakest-performing industry groups during the six-month reporting period were banks, automobiles & components, technology hardware & equipment, transportation, and consumer services. The greatest negative contribution to the Fund's performance came from Visteon (-53.0%), a worldwide supplier of automotive systems, modules, and components. The second-greatest negative contributor was cemetery company Steward Enterprises (-22.6%), followed by insurance and financial services company UICI (-25.5%), network-infrastructure-equipment company MRV Communications (-45.7%), and metal distributor Ryerson Tull (-32.4%).

WERE THERE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund uses its proprietary model to select stocks that have relatively improving operating characteristics and are relatively undervalued. One of the stocks


Stocks of small-capitalization companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.
1. See footnote on page 67 for more information on the Russell 2000(R) Index and the S&P SmallCap 600(R) Index.
2. Specifically, for the six months ended April 30, 2005, the Russell 2000(R) Growth Index underperformed the Russell 2000(R) Value Index, while the S&P SmallCap 600/Barra Growth Index outperformed the S&P SmallCap 600/Barra Value Index. Each of these indices is unmanaged, contains different issues, and is considered to be generally representative of small-cap growth or small-cap value stocks, as the index name suggests. An investment cannot be made directly into an index.
3. See footnote on page 67 for more information on the Russell 2000(R) Value Index.
4. Percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the six months ended April 30, 2005, or for the portion of the reporting period such securities were held in the Fund, if shorter. Securities are mentioned in the order of their contribution to Fund performance, which takes total returns and weightings both into account.

 70   MainStay Small Cap Opportunity Fund
the Fund purchased during the reporting period was Titanium Metals (+60.0%), a producer of titanium melted and mill products, whose sales increased 29% in the first quarter of 2005 compared to the first quarter of 2004. The Fund purchased the stock in November 2004 and added to it in April 2005. We established a position in Alliance Imaging (+31.9%), a diagnostic-imaging-services company, in November 2004 and added to the position in April 2005. The Fund also established a position in ShopKo Stores (+29.1%) from February through April 2005. The company, which was one of the Fund's top performers, increased gross margins through improved promotional planning and markdown management. All three of these companies exhibited improving fundamentals and, according to our proprietary model, were relatively undervalued at the time of purchase.

The Fund sells stocks that exhibit deteriorating operating results, are relatively overvalued, or both. The Fund sold its entire position in Oregon Steel Mills (+60.6%) in January and February 2005. The Fund sold tubular steel products company NS Group (+54.4%) in January and February 2005 and eliminated its position in Olympic Steel (+44.4%) in December 2004 and January 2005. According to our proprietary quantitative model, all three of these stocks had become overvalued.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Weighting changes in the Fund result from a combination of security performance, industry performance, and the Fund's proprietary security selection process. The Fund held 3.59% of its net assets in the utilities industry group on October 31, 2004. Over the course of the reporting period, this weighting increased to 8.76% by April 30, 2005. The Fund's weighting in the energy industry group declined from 18.56% at the beginning of the reporting period to 12.18% at the end of April 2005.

HOW DID THE FUND'S WEIGHTINGS COMPARE WITH THOSE OF THE RUSSELL MIDCAP(R) VALUE INDEX AT THE END OF THE REPORTING PERIOD?

As of April 30, 2005, the Fund was overweighted relative to the Russell 2000(R) Value Index in the insurance, energy, and transportation industry groups. As previously mentioned, the Fund benefited from its overweighted positions in the insurance and energy industry groups. As of the same date, the Fund was underweighted relative to the Russell 2000(R) Value Index in the utilities, banks, and real estate industry groups. The underweighted position in banks helped relative performance, because the industry group as a whole showed weak results.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

As always, the Fund will continue to focus on stocks that our proprietary model indicates have relatively improving operating characteristics and are relatively undervalued.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    www.mainstayfunds.com     71

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                       SHARES          VALUE
COMMON STOCKS (97.9%)+
----------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS (0.6%)
Park-Ohio Holdings Corp. (a)                          156,400   $  2,211,496
                                                                ------------

AUTO COMPONENTS (1.2%)
Midas, Inc. (a)                                        53,400      1,154,508
R&B, Inc. (a)                                          52,200        652,500
Sauer-Danfoss, Inc.                                     4,900         96,873
Visteon Corp.                                         690,500      2,416,750
                                                                ------------
                                                                   4,320,631
                                                                ------------
BUILDING PRODUCTS (0.7%)
NCI Building Systems, Inc. (a)                         71,800      2,327,756
                                                                ------------
CAPITAL MARKETS (0.2%)
Capital Southwest Corp.                                 9,400        710,593
                                                                ------------
CHEMICALS (0.3%)
Terra Industries, Inc. (a)                            138,100        952,890
                                                                ------------
COMMERCIAL BANKS (3.6%)
BFC Financial Corp. Class A (a)                         5,198         44,859
Columbia Bancorp                                        5,000        159,500
Provident Bankshares Corp.                            214,932      6,293,209
Umpqua Holdings Corp.                                 283,000      6,288,260
                                                                ------------
                                                                  12,785,828
                                                                ------------
COMMERCIAL SERVICES & SUPPLIES (3.0%)
Ambassadors International, Inc.                        27,800        359,176
Century Business Services (a)                          19,900         70,844
Cenveo, Inc. (a)                                      336,800      2,630,408
Consolidated Graphics, Inc. (a)                         9,400        431,460
Hudson Highland Group, Inc. (a)                       113,300      1,562,407
IAAI Finance Corp.                                     95,300      2,687,460
PICO Holdings, Inc. (a)                                81,423      1,961,480
United Rentals, Inc. (a)                               52,800        970,992
                                                                ------------
                                                                  10,674,227
                                                                ------------
COMMUNICATIONS EQUIPMENT (0.6%)
Digi International, Inc. (a)                           57,600        613,440
MRV Communications, Inc. (a)                          835,900      1,596,569
                                                                ------------
                                                                   2,210,009
                                                                ------------
COMPUTERS & PERIPHERALS (0.0%) (c)
Intergraph Corp. (a)                                    4,100        121,237
                                                                ------------

CONSTRUCTION & ENGINEERING (0.2%)
Washington Group International, Inc. (a)               12,000        497,160
                                                                ------------


                                                       SHARES          VALUE
CONSTRUCTION MATERIALS (0.5%)
Texas Industries, Inc.                                 35,800   $  1,653,244
                                                                ------------

CONSUMER FINANCE (1.0%)
Advanta Corp. Class B                                  66,200      1,625,210
ASTA Funding, Inc.                                      7,500        156,750
Metris Cos., Inc. (a)                                 152,400      1,847,088
                                                                ------------
                                                                   3,629,048
                                                                ------------
CONTAINERS & PACKAGING (0.3%)
Caraustar Industries, Inc. (a)                         98,800        883,272
                                                                ------------

DISTRIBUTORS (0.0%) (c)
WESCO International, Inc. (a)                           5,000        120,900
                                                                ------------

DIVERSIFIED FINANCIAL SERVICES (2.3%)
V  GATX Corp.                                         249,200      8,153,824
                                                                ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Commonwealth Telephone Enterprises, Inc.               38,800      1,802,648
                                                                ------------

ELECTRIC UTILITIES (3.7%)
Allegheny Energy, Inc. (a)                             26,500        647,660
CMS Energy Corp. (a)                                  250,300      3,233,876
El Paso Electric Co.                                  125,700      2,452,407
V  PNM Resources, Inc.                                242,800      6,713,420
                                                                ------------
                                                                  13,047,363
                                                                ------------
ELECTRICAL EQUIPMENT (1.8%)
General Cable Corp. (a)                                38,800        471,420
Regal-Beloit Corp.                                    218,100      5,768,745
                                                                ------------
                                                                   6,240,165
                                                                ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Agilysys, Inc.                                         99,100      1,310,102
                                                                ------------

ENERGY EQUIPMENT & SERVICES (1.1%)
Lufkin Industries, Inc.                                49,200      1,447,464
Maverick Tube Corp. (a)                                59,200      1,722,128
SEACOR Holdings, Inc. (a)                              11,600        661,316
                                                                ------------
                                                                   3,830,908
                                                                ------------
FOOD & STAPLES RETAILING (3.3%)
Ingles Markets, Inc. Class A                          175,500      2,269,215
V  Nash Finch Co.                                     193,300      6,837,021

 72   MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
FOOD & STAPLES RETAILING (CONTINUED)
NeighborCare, Inc. (a)                                 46,400   $  1,332,608
Smart & Final, Inc. (a)                                98,500        975,150
                                                                ------------
                                                                  11,413,994
                                                                ------------
FOOD PRODUCTS (2.7%)
Ralcorp Holdings, Inc.                                147,700      5,851,874
Sanderson Farms, Inc.                                  20,700        750,168
Seaboard Corp.                                          2,160      1,846,800
Sensient Technologies Corp.                            58,900      1,178,589
                                                                ------------
                                                                   9,627,431
                                                                ------------
GAS UTILITIES (0.0%) (C)
New Jersey Resources Corp.                              1,800         78,048
                                                                ------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Dade Behring Holdings, Inc. (a)                        17,400      1,073,058
                                                                ------------
HEALTH CARE PROVIDERS & SERVICES (6.7%)
Alderwoods Group, Inc. (a)                            115,900      1,512,495
Alliance Imaging, Inc.                                 97,200      1,014,768
V  Genesis HealthCare Corp.                           169,400      6,759,060
Gentiva Health Services, Inc. (a)                     156,200      3,058,396
Magellan Health Services, Inc. (a)                    153,600      5,231,616
MedCath Corp. (a)                                      35,400        978,810
Res-Care, Inc. (a)                                      8,600        122,894
Stewart Enterprises, Inc. Class A (a)                 891,100      4,811,940
                                                                ------------
                                                                  23,489,979
                                                                ------------
HOTELS, RESTAURANTS & LEISURE (2.4%)
Jack In The Box, Inc. (a)                              50,200      1,835,312
La Quinta Corp.                                       249,300      2,168,910
Magna Entertainment Corp.                             345,700      1,811,468
Marcus Corp. (The)                                    130,700      2,502,905
                                                                ------------
                                                                   8,318,595
                                                                ------------
HOUSEHOLD DURABLES (2.0%)
Blount International, Inc. (a)                        165,400      2,449,574
Brookfield Homes Corp.                                 12,700        545,211
M.D.C. Holdings, Inc.                                  14,028        917,151
National Presto Industries, Inc.                       78,000      3,042,000
                                                                ------------
                                                                   6,953,936
                                                                ------------
INSURANCE (13.2%)
Allmerica Financial Corp. (a)                          56,000      1,879,920
American Physicians Capital, Inc.                       4,200        130,326
V  AmerUs Group Co.                                   176,600      8,301,966
Argonaut Group, Inc. (a)                              306,200      6,022,954
Commerce Group, Inc.                                  107,800      6,368,824
Delphi Financial Group, Inc. Class A                   22,950        952,884
Donegal Group, Inc. Class B                            26,000        458,380


                                                       SHARES          VALUE
INSURANCE (CONTINUED)
FBL Financial Group, Inc.                              28,100   $    736,220
Harleysville Group, Inc.                               13,500        280,665
Horace Mann Educators Corp.                            32,100        525,798
Kansas City Life Insurance Co.                          7,800        356,382
LandAmerica Financial Group, Inc.                       7,400        367,040
Midland Co. (The)                                      16,000        502,400
National Western Life Insurance Co. Class A (a)         2,700        446,364
Ohio Casualty Corp. (a)                               164,900      3,866,905
PMA Capital Corp. Class A (a)                          14,200        100,678
Selective Insurance Group, Inc.                        14,900        657,835
Stewart Information Services Corp.                     11,400        410,628
UICI                                                  164,500      3,819,690
V  United Fire & Casualty Co.                         211,000      7,148,680
Vesta Insurance Group, Inc.                           113,000        276,850
Zenith National Insurance Corp.                        46,100      2,651,211
                                                                ------------
                                                                  46,262,600
                                                                ------------
INTERNET & CATALOG RETAIL (0.6%)
Blair Corp.                                            47,035      1,545,571
Systemax, Inc. (a)                                     59,700        433,422
                                                                ------------
                                                                   1,978,993
                                                                ------------
LEISURE EQUIPMENT & PRODUCTS (0.7%)
JAKKS Pacific, Inc.                                   119,800      2,251,042
Steinway Musical Instruments, Inc.                      7,100        214,491
                                                                ------------
                                                                   2,465,533
                                                                ------------
MACHINERY (3.1%)
EnPro Industries, Inc. (a)                            216,000      5,432,400
NACCO Industries, Inc. Class A                         32,900      3,426,535
Reliance Steel & Aluminum Co.                          14,300        539,539
Terex Corp. (a)                                        39,800      1,487,724
                                                                ------------
                                                                  10,886,198
                                                                ------------
MEDIA (0.3%)
Carmike Cinemas, Inc.                                  25,600        896,000
                                                                ------------

METALS & MINING (3.9%)
AK Steel Corp. (a)                                    275,900      2,000,275
Castle (A.M.) & Co. (a)                               117,200      1,400,540
Commercial Metals Co.                                  38,000        969,380
Metals USA, Inc. (a)                                  260,800      3,818,112
Ryerson Tull, Inc.                                    199,600      2,085,820
Steel Dynamics, Inc.                                   38,100      1,035,558
Steel Technologies, Inc.                               48,100        923,039
Titanium Metals Corp. (a)                              24,900        837,138
USEC, Inc.                                             36,500        479,975
                                                                ------------
                                                                  13,549,837
                                                                ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    73


                                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
MULTILINE RETAIL (2.5%)
Dillard's, Inc. Class A                                46,000   $  1,070,420
V  Shopko Stores, Inc. (a)                            326,800      7,830,128
                                                                ------------
                                                                   8,900,548
                                                                ------------
MULTI-UTILITIES & UNREGULATED POWER (4.8%)
Dynegy, Inc. Class A (a)                            1,029,700      3,449,495
Energen Corp.                                          14,300        885,885
Sierra Pacific Resources (a)                          496,900      5,376,458
V  Westar Energy, Inc.                                316,800      7,254,720
                                                                ------------
                                                                  16,966,558
                                                                ------------
OIL & GAS (10.8%)
Cabot Oil & Gas Corp.                                  11,600        341,504
Callon Petroleum Co. (a)                              203,000      2,758,770
Cimarex Energy Co.                                     63,600      2,257,800
Denbury Resources, Inc. (a)                            57,800      1,834,572
Encore Acquisition Co.                                 66,800      2,452,896
Frontier Oil Corp.                                     75,300      3,168,624
Giant Industries, Inc. (a)                             37,100        968,681
Harvest Natural Resources, Inc. (a)                    17,500        188,825
Houston Exploration Co. (The) (a)                      97,400      4,961,556
V  Overseas Shipholding Group, Inc.                   136,100      7,680,123
Petroleum Development Corp. (a)                        20,500        524,800
Plains Exploration & Production Co. (a)                22,086        710,727
Remington Oil & Gas Corp.                              25,800        752,586
St. Mary Land & Exploration Co.                       113,900      2,471,630
Swift Energy Co. (a)                                   73,200      1,927,356
Tesoro Corp. (a)                                       32,500      1,233,050
Vintage Petroleum, Inc.                               131,500      3,799,035
                                                                ------------
                                                                  38,032,535
                                                                ------------
PAPER & FOREST PRODUCTS (0.2%)
Louisiana-Pacific Corp.                                31,700        779,820
                                                                ------------

REAL ESTATE (6.9%)
American Home Mortgage Investment Corp.               162,100      5,300,670
California Coastal Communities, Inc. (a)               78,100      2,286,768
Corrections Corp. of America (a)                      145,200      5,495,820
CRIIMI MAE, Inc. (a)                                   87,100      1,825,616
CRT Properties, Inc.                                  120,500      2,782,345
FelCor Lodging Trust, Inc. (a)                        146,000      1,787,040
LaSalle Hotel Properties                              112,900      3,429,902
Senior Housing Properties Trust                        82,300      1,423,790
                                                                ------------
                                                                  24,331,951
                                                                ------------


                                                       SHARES          VALUE
ROAD & RAIL (5.2%)
Florida East Coast Industries, Inc.                   132,700   $  5,653,020
Kansas City Southern (a)                               61,000      1,154,120
V  Laidlaw International, Inc.                        359,900      8,058,161
Overnite Corp.                                         47,800      1,433,044
RailAmerica, Inc. (a)                                 136,100      1,404,552
SCS Transportation, Inc. (a)                           43,000        657,470
                                                                ------------
                                                                  18,360,367
                                                                ------------
SPECIALTY RETAIL (1.1%)
Burlington Coat Factory Warehouse Corp.               102,800      2,832,140
Rent-Way, Inc. (a)                                     82,200        641,160
Stage Stores, Inc. (a)                                 13,800        521,915
                                                                ------------
                                                                   3,995,215
                                                                ------------
TEXTILES, APPAREL & LUXURY GOODS (2.3%)
Haggar Corp.                                            5,400        104,760
Hartmarx Corp. (a)                                    192,100      1,657,823
Phillips-Van Heusen Corp. (a)                          18,500        478,780
Warnaco Group, Inc. (The)                             265,700      5,967,622
                                                                ------------
                                                                   8,208,985
                                                                ------------
THRIFTS & MORTGAGE FINANCE (1.7%)
BankAtlantic Bancorp, Inc. Class A                     76,300      1,301,678
BankUnited Financial Corp. (a)                         60,500      1,444,740
Berkshire Hills Bancorp, Inc.                           5,900        185,260
Commercial Capital Bancorp, Inc.                       54,732        864,218
First Financial Service Corp.                           8,300        213,725
New Century Financial Corp.                            31,800      1,445,310
Sterling Financial Corp. (a)                           15,822        517,221
                                                                ------------
                                                                   5,972,152
                                                                ------------
TRADING COMPANIES & DISTRIBUTORS (0.2%)
Huttig Building Products, Inc. (a)                     58,000        603,200
                                                                ------------

WIRELESS TELECOMMUNICATION SERVICES (1.0%)
Dobson Communications Corp. Class A (a)             1,317,800      2,635,600
SBA Communications Corp. (a)                           99,700        845,456
                                                                ------------
                                                                   3,481,056
                                                                ------------
Total Common Stocks (Cost $334,780,960)                          344,109,890
                                                                ------------

INVESTMENT COMPANIES (2.5%)
----------------------------------------------------------------------------
CAPITAL MARKETS (2.5%)
iShares Russell 2000 Index Fund (b)                    21,000      2,420,040
iShares Russell 2000 Value Index Fund (b)              14,000      2,445,100

 74   MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                       SHARES          VALUE
INVESTMENT COMPANIES (CONTINUED)
----------------------------------------------------------------------------
CAPITAL MARKETS (CONTINUED)
iShares S&P SmallCap 600/BARRA Value Index Fund
  (b)                                                  22,100   $  2,473,653
iShares S&P SmallCap 600 Index Fund (b)                10,000      1,500,100
                                                                ------------
                                                                   8,838,893
                                                                ------------
Total Investment Companies (Cost $8,307,376)                       8,838,893
                                                                ------------
Total Investments (Cost $343,088,336) (d)               100.4%   352,948,783(e)
Liabilities in Excess of
  Cash and Other Assets                                  (0.4)    (1,262,283)
                                                       ------   ------------
Net Assets                                              100.0%  $351,686,500
                                                       ======   ============

(a)  Non-income producing security.
(b) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(c)  Less than one tenth of a percent.
(d)  The cost for federal income tax purpose is $343,339,434.
(e)  At April 30, 2005 net unrealized appreciation was
     $9,609,349, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $30,441,525 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $20,832,176.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    75

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $343,088,336)                $352,948,783
Receivables:
  Investment securities sold                       7,836,178
  Fund shares sold                                 1,488,830
  Dividends and interest                             184,295
Other assets                                          38,476
                                                ------------
    Total assets                                 362,496,562
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                  4,584,588
  Due to custodian                                 3,120,781
  Fund shares redeemed                             2,571,315
  Manager                                            299,593
  Transfer agent                                      73,053
  NYLIFE Distributors                                 52,141
  Custodian                                            3,127
Accrued expenses                                     105,464
                                                ------------
    Total liabilities                             10,810,062
                                                ------------
Net assets                                      $351,686,500
                                                ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  1 billion shares authorized:
  Class A                                       $     34,355
  Class B                                             19,189
  Class C                                              9,560
  Class I                                            140,694
Additional paid-in capital                       305,728,718
Accumulated net investment loss                     (483,398)
Accumulated undistributed net realized gain on
  investments                                     36,376,935
Net unrealized appreciation on investments         9,860,447
                                                ------------
Net assets                                      $351,686,500
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 59,125,301
                                                ============
Shares of capital stock outstanding                3,435,475
                                                ============
Net asset value per share outstanding           $      17.21
Maximum sales charge (5.50% of offering
  prices)                                               1.00
                                                ------------
Maximum offering price per share outstanding    $      18.21
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 32,450,534
                                                ============
Shares of capital stock outstanding                1,918,945
                                                ============
Net asset value and offering price per share
  outstanding                                   $      16.91
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 16,166,376
                                                ============
Shares of capital stock outstanding                  956,000
                                                ============
Net asset value and offering price per share
  outstanding                                   $      16.91
                                                ============
CLASS I
Net assets applicable to outstanding shares     $243,944,289
                                                ============
Shares of capital stock outstanding               14,069,417
                                                ============
Net asset value and offering price per share
  outstanding                                   $      17.34
                                                ============

 76   MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                     $  1,531,211
  Interest                                            87,834
                                                ------------
    Total income                                   1,619,045
                                                ------------
EXPENSES:
  Manager                                          1,569,557
  Transfer agent -- Classes A, B and C                97,248
  Transfer agent -- Class I                           43,321
  Distribution -- Class B                             94,751
  Distribution -- Class C                             40,697
  Service -- Class A                                  56,819
  Service -- Class B                                  31,584
  Service -- Class C                                  13,565
  Professional                                        43,389
  Registration                                        31,425
  Custodian                                           26,927
  Shareholder communication                           20,219
  Trustees                                            12,525
  Miscellaneous                                       20,416
                                                ------------
    Net expenses                                   2,102,443
                                                ------------
Net investment loss                                 (483,398)
                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  36,565,660
Net change in unrealized appreciation on
  investments                                    (22,042,169)
                                                ------------
Net realized and unrealized gain on
  investments                                     14,523,491
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 14,040,093
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    77

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                              2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income (loss)        $    (483,398)  $    498,063
 Net realized gain on investments       36,565,660     40,242,703
 Net change in unrealized
  appreciation on investments          (22,042,169)    (4,766,868)
                                     ----------------------------
 Net increase in net assets
  resulting from operations             14,040,093     35,973,898
                                     ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class I                                      --       (529,938)
   Service Class                                --         (2,449)
 From net realized gain on
  investments:
   Class A                              (5,109,697)            --
   Class B                              (2,976,305)            --
   Class C                              (1,216,425)           (69)
   Class I                             (31,247,732)    (8,783,780)
   Service Class                                --        (58,903)
                                     ----------------------------
 Total dividends and distributions
  to shareholders                      (40,550,159)    (9,375,139)
                                     ----------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              42,976,318     26,466,450
   Class B                              18,716,787     15,449,601
   Class C                              12,106,056      5,487,844
   Class I                              75,074,539    120,485,449
   Service Class                                --        150,100

                                              2005           2004

Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions:
   Class A                           $   3,678,083   $         --
   Class B                               2,891,454             --
   Class C                                 864,881             69
   Class I                              29,358,442      8,970,892
   Service Class                                --         61,284
                                     ----------------------------
                                       185,666,560    177,071,689
 Cost of shares redeemed:
   Class A                              (7,629,690)    (2,619,360)
   Class B                              (1,557,797)    (1,096,142)
   Class C                              (1,136,761)      (189,760)
   Class I                             (36,665,056)  (123,333,409)
   Service Class                                --     (1,347,714)
                                     ----------------------------
                                       (46,989,304)  (128,586,385)
                                     ----------------------------
    Increase in net assets derived
     from capital share
     transactions                      138,677,256     48,485,304
                                     ----------------------------
    Net increase in net assets         112,167,190     75,084,063

NET ASSETS:
Beginning of period                    239,519,310    164,435,247
                                     ----------------------------
End of period                        $ 351,686,500   $239,519,310
                                     ============================
Accumulated net investment loss at
 end of period                       $    (483,398)  $          0
                                     ============================

 78   MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          CLASS A                          CLASS B                           CLASS C
                                ---------------------------      ---------------------------      ------------------------------
                                                JANUARY 2,                       JANUARY 2,
                                SIX MONTHS        2004**         SIX MONTHS        2004**         SIX MONTHS
                                  ENDED           THROUGH          ENDED           THROUGH          ENDED         YEAR ENDED
                                APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,
                                 2005***           2004           2005***           2004           2005***           2004
Net asset value at beginning
  of period                      $ 18.58          $ 16.78         $ 18.38          $ 16.71         $ 18.37          $16.15
                                 -------          -------         -------          -------         -------          ------
Net investment income (loss)       (0.02)(e)        (0.09)(e)       (0.02)(e)        (0.19)(e)       (0.02)(e)       (0.25)(e)
Net realized and unrealized
  gain (loss) on investments        1.56             1.89            1.46             1.86            1.47            3.28
                                 -------          -------         -------          -------         -------          ------
Total from investment
  operations                        1.54             1.80            1.44             1.67            1.45            3.03
                                 -------          -------         -------          -------         -------          ------
Less dividends and
  distributions:
  From net investment income          --               --              --               --              --              --
  From net realized gain on
    investments                    (2.91)              --           (2.91)              --           (2.91)          (0.81)
                                 -------          -------         -------          -------         -------          ------
Total dividends and
  distributions                    (2.91)              --           (2.91)              --           (2.91)          (0.81)
                                 -------          -------         -------          -------         -------          ------
Net asset value at end of
  period                         $ 17.21          $ 18.58         $ 16.91          $ 18.38         $ 16.91          $18.37
                                 =======          =======         =======          =======         =======          ======
Total investment return (b)         7.70%(c)        10.73%(c)        7.20%(c)         9.99%(c)        7.26%(c)       19.29%
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income
      (loss)                       (0.56%)++        (0.36%)++       (1.31%)++        (1.12%)++       (1.31%)++       (1.13%)
    Net expenses                    1.59% ++         1.87% ++        2.34% ++         2.62% ++#       2.34% ++        2.62% #
    Expenses (before
      reimbursement)                1.59% ++         1.87% ++#       2.34% ++         2.62% ++#       2.34% ++        2.62% #
Portfolio turnover rate               58%             132%             58%             132%             58%            132%
Net assets at end of period
  (in 000's)                     $59,125          $24,621         $32,451          $14,905         $16,166          $5,518

                                  CLASS C
                                ------------
                                DECEMBER 30,
                                   2002**
                                  THROUGH
                                OCTOBER 31,
                                    2003
Net asset value at beginning
  of period                        $11.46
                                   ------
Net investment income (loss)        (0.05)(e)
Net realized and unrealized
  gain (loss) on investments         4.74
                                   ------
Total from investment
  operations                         4.69
                                   ------
Less dividends and
  distributions:
  From net investment income           --
  From net realized gain on
    investments                        --
                                   ------
Total dividends and
  distributions                        --
                                   ------
Net asset value at end of
  period                           $16.15
                                   ======
Total investment return (b)         40.92%(c)
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income
      (loss)                        (0.47%)++
    Net expenses                     2.27% ++#
    Expenses (before
      reimbursement)                 2.34% ++#
Portfolio turnover rate               132%
Net assets at end of period
  (in 000's)                       $    2

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of Operations.
***  Unaudited.
+    Less than 0.01% of average net assets.
++   Annualized.
#    Includes transfer agent fees paid directly which amounted to 0.02%, 0.08%, 0.07% and 0.08%
     of average net assets for the years or periods ended October 31, 2004, October 31, 2003,
     October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended December
     31, 2000 and less than 0.01% of average net assets for the other years indicated.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Restated.
(e)  Per share data based on average shares outstanding during the period.

 80   MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                 CLASS I
    -------------------------------------------------------------------------------------------------
                                                              JANUARY 1,
    SIX MONTHS                                                   2001
      ENDED                                                     THROUGH              YEAR ENDED
    APRIL 30,              YEAR ENDED OCTOBER 31,             OCTOBER 31,           DECEMBER 31,
     2005***          2004          2003          2002           2001*           2000          1999
     $  18.67       $  16.26      $  11.58      $  11.04       $  10.65        $  11.76      $  11.93
     --------       --------      --------      --------       --------        --------      --------
        (0.04)(e)       0.06(e)       0.07(e)       0.15           0.08           (0.00)(a)      0.01
         1.62           3.21          4.74          0.50           0.31           (1.11)         0.35
     --------       --------      --------      --------       --------        --------      --------
         1.58           3.27          4.81          0.65           0.39           (1.11)         0.36
     --------       --------      --------      --------       --------        --------      --------
           --          (0.05)        (0.13)        (0.11)            --              --         (0.01)
        (2.91)         (0.81)           --            --             --              --         (0.52)
     --------       --------      --------      --------       --------        --------      --------
        (2.91)         (0.86)        (0.13)        (0.11)            --              --         (0.53)
     --------       --------      --------      --------       --------        --------      --------
     $  17.34       $  18.67      $  16.26      $  11.58       $  11.04        $  10.65      $  11.76
     ========       ========      ========      ========       ========        ========      ========
         7.90%(c)      20.72%        42.04%         5.84%          3.66%(c)       (9.44%)        3.05%
        (0.11%)++       0.32%         0.53%         1.08%          0.70%++         0.00%+        0.05%
         1.13% ++       1.18%#        1.27%#        1.26%#         1.23%(d)++#     1.21%#        1.18%#
         1.13% ++       1.18%#        1.34%#        1.27%#         1.23%(d)++#     1.21%#        1.18%#
           58%           132%          135%          103%            77%            105%           56%
     $243,944       $194,476      $163,362      $111,181       $108,105        $157,630      $251,229

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    81

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                       SERVICE CLASS+++
                                            ---------------------------------------
                                            NOVEMBER 1,                   JULY 1,
                                               2003                       2002**
                                              THROUGH     YEAR ENDED      THROUGH
                                            JANUARY 9,    OCTOBER 31,   OCTOBER 31,
                                               2004          2003          2002
Net asset value at beginning of period        $16.24        $11.58        $13.91
                                              ------        ------        ------
Net investment income (loss)                    0.03(e)      (0.04)(d)     (0.00)(a)
Net realized and unrealized gain (loss) on
  investments                                   1.74          4.75         (2.33)
                                              ------        ------        ------
Total from investment operations                1.77          4.79         (2.33)
                                              ------        ------        ------
Less dividends and distributions:
  From net investment income                   (0.03)        (0.13)           --
  From net realized gain on investments        (0.81)           --            --
                                              ------        ------        ------
Total dividends and distributions              (0.84)        (0.13)           --
                                              ------        ------        ------
Net asset value at end of period              $17.17        $16.24        $11.58
                                              ======        ======        ======
Total investment return (b)                    11.07%(c)     41.80%       (16.75%)(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                1.02%++       0.28%         0.83%++
    Net expenses                                1.44%++#      1.52%#        1.51%++#
    Expenses (before reimbursement)             1.44%++#      1.59%#        1.52%++#
Portfolio turnover rate                          135%          135%          103%
Net assets at end of period (in 000's)        $    0        $1,071        $   88

*    The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
+    Less than 0.01% of average net assets.
++   Annualized.
+++  Service Class shares ceased operations on January 9, 2004.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.08% and 0.07% of average net assets for the
     years or periods ended January 9, 2004, October 31, 2003 and
     October 31, 2002, respectively.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges.
     Service Class is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Per share data based on average shares outstanding during the period.

 82   MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY CASH RESERVES FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

CLASS I SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          0.94%   1.40%  2.39%   3.80%

7-DAY CURRENT YIELD: 2.38%
(PERFORMANCE GRAPH)

                                                                                                   AVERAGE LIPPER INSTITUTIONAL
                                                                MAINSTAY CASH RESERVES FUND             MONEY MARKET FUND
                                                                ---------------------------        ----------------------------
4/30/95                                                                    10000                              10000
                                                                           10545                              10561
                                                                           11082                              11113
                                                                           11674                              11718
                                                                           12262                              12317
                                                                           12902                              12972
                                                                           13684                              13771
                                                                           14057                              14150
                                                                           14228                              14340
                                                                           14321                              14453
4/30/05                                                                    14521                              14678

SWEEP SHARES CLASS SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          0.69%   0.90%  1.88%   3.23%

7-DAY CURRENT YIELD: 1.88%
(PERFORMANCE GRAPH)

                                                                                                   AVERAGE LIPPER INSTITUTIONAL
                                                                MAINSTAY CASH RESERVES FUND             MONEY MARKET FUND
                                                                ---------------------------        ----------------------------
4/30/95                                                                    10000                              10000
                                                                           10467                              10561
                                                                           10927                              11113
                                                                           11454                              11718
                                                                           11958                              12317
                                                                           12519                              12972
                                                                           13212                              13771
                                                                           13505                              14150
                                                                           13602                              14340
                                                                           13622                              14453
4/30/05                                                                    13744                              14678

                                                          SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   YEARS   YEARS
--------------------------------------------------------------------------------------

Average Lipper institutional money market fund(2)         0.97%   1.47%  2.44%   3.91%

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fees, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Sweep Shares Class shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .25%, and are available only through financial institutions participating in a sweep account arrangement. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (1/2/91) through 12/7/98, performance for the Sweep Shares Class shares (first offered 12/8/98) includes the performance of Class I shares.
1. As of 4/30/05, MainStay Cash Reserves Fund had an effective 7-day yield of 2.41% and a 7-day current yield of 2.38% for Class I shares and an effective 7-day yield of 1.90% and a 7-day current yield of 1.88% for Sweep Shares Class shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 1.98% and 1.96% for Class I shares and 1.54% and 1.53% for Sweep Shares Class shares. These expense limitations are voluntary and may be terminated or revised at any time. The current yield is more reflective of the Fund's earnings than the total return.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested. The average Lipper institutional money market fund is considered to be the Fund's broad-based securities-market index for comparison purposes.

                                                    www.mainstayfunds.com     83

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CASH RESERVES FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                 ENDING ACCOUNT                           VALUE (BASED
                                                  VALUE (BASED                          ON HYPOTHETICAL
                                 BEGINNING         ON ACTUAL          EXPENSES           5% ANNUALIZED           EXPENSES
                                  ACCOUNT         RETURNS AND           PAID               RETURN AND              PAID
                                   VALUE           EXPENSES)           DURING           ACTUAL EXPENSES)          DURING
SHARE CLASS                       11/1/04           4/30/05           PERIOD(1)             4/30/05              PERIOD(1)

CLASS I SHARES                   $1,000.00         $1,009.40            $2.49              $1,022.50               $2.51
--------------------------------------------------------------------------------------------------------------------------

SWEEP SHARES                     $1,000.00         $1,006.90            $4.98              $1,020.00               $5.01
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Class I, and 1.00% for Sweep Shares Class) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 84   MainStay Cash Reserves Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

Commercial Paper                                                                  60.2%
Certificates of Deposit                                                           15.7%
Corporate Bonds                                                                   10.8%
U.S. Government & Federal Agencies                                                 7.3%
Medium-Term Notes                                                                  4.7%
Asset-Backed Securities                                                            3.4%
Liabilities in Excess of Cash and Other Assets                                    (2.1)%

See Portfolio of Investments on page 88 for specific holdings within these categories.

                                                    www.mainstayfunds.com     85

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Mark C. Boyce and David E. Clement, CFA, of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund invests in high-quality, short-term securities that are denominated in U.S. dollars and mature in 13 months or less. The Fund may invest in obligations of the U.S. government and its agencies or instrumentalities. It may also invest in CDs, bankers' acceptances, commercial paper, loans, time deposits, repurchase agreements, and corporate debt securities. The Fund's investments may also include variable rate notes, floaters, and asset-backed securities.

WHAT MAJOR FACTORS INFLUENCED THE MONEY MARKETS DURING THE SIX MONTHS ENDED APRIL 30, 2005?

The most significant factor affecting the money markets was Federal Reserve action to tighten the money supply. During the reporting period, the Federal Open Market Committee increased the targeted federal funds rate four times--in November and December 2004 and in February and March 2005--with a 25 basis point move on each occasion. This brought the targeted federal funds rate to 2.75% at the end of the six-month reporting period. The financial markets anticipate that the Federal Open Market Committee will continue to tighten interest rates for the foreseeable future.

DID YOU ADJUST THE FUND'S DURATION POSITIONING IN RESPONSE TO THE FEDERAL OPEN MARKET COMMITTEE'S RATE HIKES?

During the six-month reporting period, the Fund's duration was managed in the range of 45 to 65 days. At the end of the reporting period, the Fund had a duration of 62 days. This strategy allowed the Fund to react more quickly to interest rate changes as we sought to benefit from rising interest rates. Going forward, we believe that this strategy may continue to have a positive impact on the Fund's performance because it is widely anticipated that interest rates will continue to rise.

DID THE STEEPENING OF THE MONEY-MARKET YIELD CURVE INFLUENCE THE FUND'S INVESTMENT DECISIONS?

During the reporting period, the money-market yield curve, as measured by the difference between the overnight federal funds rate and 12-month LIBOR,(1) was generally upward sloping, although there was some volatility in the money markets. In December 2004, the money-market yield curve reached its lowest level, a 69 basis point difference between the overnight federal funds rate and 12-month LIBOR. During March 2005, the difference reached 118 basis points.

The Fund was able to opportunistically benefit from the steepening money-market yield curve by purchasing securities with longer maturities that offered higher yields. For example, we purchased some 3.05% HBOS Treasury Services Yankee CDs due December 30, 2005, and 2.78% World Omni Auto Receivables due February 12, 2006.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

Commercial paper, which provides a high degree of liquidity, continued to be the key market sector for the Fund during the reporting period. We also looked for yield-enhancement opportunities in the short-term corporate-note sector. Among short corporates, some of the Fund's key investments included notes of Alabama Power, Bank One, Goldman Sachs Group, and 3M.

We also added incremental yield through investments in the asset-backed and floating-rate securities sectors, although we gave up some liquidity in the process. During the reporting period, we purchased asset-backed securities issued by Capital One Prime Auto, USAA Auto Owner, Nissan Auto Receivables, World Omni Auto Receivables, and Caterpillar Financial Asset. Among floating-rate securities, we bought JP Morgan Chase, Nationwide Building Society, UBS, and TIAA Global Markets for the Fund. We also purchased Yankee certificates of deposit for the Fund, including issues by BNP Paribas, HBOS Treasury Services, Toronto Dominion Bank, and Suntrust Bank.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. The London interbank offered rate (LIBOR) is a floating interest rate that is widely used as a base rate in bank, corporate, and government lending agreements.

 86   MainStay Cash Reserves Fund

DID THE FUND CHANGE ITS ASSET CLASS WEIGHTINGS?

In an effort to add incremental yield to the portfolio, we increased the Fund's weighting in short-term corporate notes. In so doing, we decreased the Fund's weighting in commercial paper.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Looking forward, we expect the Federal Open Market Committee to continue to raise the federal funds target rate throughout 2005. To meet the Fund's investment objective, our strategy will remain focused on keeping the Fund's weighted average maturity short and seeking securities that are likely to benefit from higher short-term interest rates.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    www.mainstayfunds.com     87

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (102.1%)+
------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (3.4%)
Capital One Prime Auto Receivables
  Series 2004-3 Class A1
  2.51685%, due 12/15/05                            $ 1,994,709   $  1,994,709
Caterpillar Financial Asset
  Series 2005-A Class A1
  3.2056%, due 4/25/06                                5,000,000      5,000,000
Nissan Auto Receivables Owners Trust
  Series 2004-C Class A1
  1.93%, due 9/15/05                                    441,242        441,242
  Series 2005-A Class A1
  2.6396%, due 1/17/06                                3,057,761      3,057,761
USAA Auto Owner Trust
  Series 2004-3 Class A1
  2.3365%, due 11/15/05                               3,596,875      3,596,875
World Omni Auto Receivables
  Series 2005-A Class A1
  2.78%, due 2/12/06                                  3,232,301      3,232,301
                                                                  ------------
                                                                    17,322,888
                                                                  ------------
CERTIFICATES OF DEPOSIT (15.7%)
BNP Paribas NY Branch
  3.295%, due 9/26/05 (d)                            15,000,000     15,000,000
Dresdner Bank AG
  1.97%, due 5/10/05 (c)(d)                          10,000,000     10,000,000
HBOS Treasury Services
  3.05%, due 12/30/05 (d)                            10,000,000     10,001,898
Morgan Stanley
  2.95%, due 5/2/05                                  15,987,000     15,987,000
Suntrust Bank
  3.14%, due 8/18/05                                 10,000,000     10,000,000
Toronto Dominion Bank
  3.11%, due 9/8/05 (d)                              10,000,000     10,000,000
UBS AG Stamford CT
  3.03%, due 7/5/05 (b)(d)                           10,000,000      9,999,162
                                                                  ------------
                                                                    80,988,060
                                                                  ------------
COMMERCIAL PAPER (60.2%)
American Honda Finance Corp.
  2.70%, due 5/5/05                                   8,310,000      8,307,507
Barton Capital Corp.
  2.81%, due 5/4/05                                   9,930,000      9,927,675
Blue Ridge Asset Funding
  2.82%, due 5/9/05                                   9,386,000      9,380,118
Cafco LLC
  2.89%, due 5/26/05                                 15,000,000     14,969,896
CIT Group, Inc.
  3.25%, due 9/29/05                                 10,000,000      9,863,681

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
Coca-Cola Enterprises, Inc.
  2.92%, due 5/6/05                                 $10,000,000   $  9,995,944
Countrywide Home Loans, Inc.
  2.17%, due 5/2/05                                  15,000,000     14,998,829
CRC Funding LLC
  2.96%, due 6/15/05                                 10,000,000      9,963,000
Danske Corp.
  3.01%, due 7/7/05                                   3,190,000      3,172,130
E.I. du Pont de Nemours & Co.
  2.92%, due 6/13/05                                 10,000,000      9,965,122
Florida Power & Light Co.
  2.92%, due 5/17/05                                 10,000,000      9,987,022
Fortune Brands, Inc.
  2.75%, due 5/12/05                                 15,000,000     14,987,396
Goldman Sachs Group, Inc.
  2.78%, due 5/11/05                                 10,000,000      9,992,278
Govco, Inc.
  2.93%, due 6/7/05                                   5,711,000      5,693,802
HBOS Treasury Services
  2.87%, due 6/9/05                                  10,450,000     10,417,509
Hershey Foods Corp.
  2.11%, due 5/2/05                                   4,064,000      4,063,691
Hershey Foods Corp.
  2.85%, due 5/16/05                                 10,000,000      9,988,125
Honeywell International
  2.85%, due 5/3/05                                  11,650,000     11,648,155
IBM Capital, Inc.
  3.02%, due 7/13/05                                 11,585,000     11,514,055
Illinois Tool Works, Inc.
  2.80%, due 5/25/05                                 15,000,000     14,972,000
Lehman Brothers Holdings, Inc.
  3.23%, due 10/7/05                                  5,000,000      4,928,671
Market Street Funding Corp.
  2.83%, due 5/13/05                                 10,000,000      9,990,567
Morgan Stanley Dean Witter
  2.80%, due 5/5/05                                   5,587,000      5,585,262
PACCAR Financial Corp.
  2.80%, due 6/2/05                                  11,295,000     11,266,888
Procter & Gamble Co. (The)
  3.03%, due 7/20/05                                 10,000,000      9,932,667
Sheffield Receivables Corp.
  3.19%, due 9/2/05                                   7,000,000      6,923,085
Shell Finance (UK) PLC
  2.85%, due 7/6/05                                  10,000,000      9,945,367

+ Percentages indicated are based on Fund net assets.

 88   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Three Rivers Funding Corp.
  2.93%, due 5/16/05                                $15,000,000   $ 14,981,687
Variable Funding Capital Co.
  2.85%, due 5/24/05                                 15,000,000     14,972,687
Verizon Network Funding
  2.76%, due 5/6/05                                   5,000,000      4,998,083
Windmill Funding Corp.
  2.90%, due 6/8/05                                                 12,214,495
                                                                  ------------
                                                                   309,547,394
                                                                  ------------
CORPORATE BONDS (10.8%)
3M Co.
  5.6743%, due 12/12/05 (a)                           2,000,000      2,033,935
Alabama Power Co.
  Series H
  5.49%, due 11/1/05                                  4,250,000      4,293,586
Bank One Corp.
  6.25%, due 2/1/06                                   5,972,000      6,097,979
General Electric Co.
  3.211%, due 10/24/05 (b)                           13,000,000     13,005,910
Goldman Sachs Group, Inc.
  7.625%, due 8/17/05                                10,000,000     10,144,410
National Rural Utilities Co.
  6.00%, due 5/15/06                                  5,000,000      5,115,550
Nationwide Building Society
  3.20%, due 7/22/05 (a)(b)                          10,000,000     10,001,071
TIAA Global Markets
  3.29%, due 1/13/06 (a)(b)                           5,000,000      5,007,129
                                                                  ------------
                                                                    55,699,570
                                                                  ------------
MEDIUM-TERM NOTES (4.7%)
Lehman Brothers Holdings, Inc.
  Series A
  2.95%, due 5/16/05 (b)                              7,000,000      7,000,000
Pfizer, Inc.
  2.69%, due 11/4/05 (b)                             17,000,000     17,000,000
                                                                  ------------
                                                                    24,000,000
                                                                  ------------

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
U.S. GOVERNMENT & FEDERAL AGENCIES (7.3%)
Federal National Mortgage Association
  1.75%, due 5/23/05                                $10,000,000   $ 10,000,000
United States Treasury Bills
  2.635%, due 5/19/05                                13,560,000     13,542,135
  2.743%, due 6/16/05                                 8,955,000      8,923,619
United States Treasury Note
  1.625%, due 5/2/05                                  5,000,000      5,000,000
                                                                  ------------
                                                                    37,465,754
                                                                  ------------
Total Short-Term Investments
  (Amortized Cost $525,023,666) (e)                       102.1%   525,023,666
Liabilities in Excess of Cash and Other Assets             (2.1)   (10,653,420)
                                                          -----   ------------
Net Assets                                                100.0%  $514,370,246
                                                          =====   ============

(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at April 30, 2005.
(c)  Coupon interest bearing security.
(d) Yankee certificate of deposit (CD) -- dollar-denominated CD issued in the United States by foreign banks and corporations.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.


    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    89

The table below sets forth the diversification of Cash Reserves Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                                       AMORTIZED
                                                            COST     PERCENT+
Agency                                              $ 37,465,754          7.3%
Auto -- Cars/Light Trucks                              8,307,507          1.6
Automobile -- Sequential                               8,823,884          1.7
Beverages -- Non-Alcoholic                             9,995,944          2.0
Chemicals -- Diversified                               9,965,122          1.9
Commercial Banks -- Central U.S.                      10,000,000          2.0
Commercial Banks -- Eastern U.S.                      24,999,162          4.9
Commercial Banks -- Non U.S.                          10,000,000          2.0
Computers                                             11,514,055          2.2
Consumer Products -- Miscellaneous                    14,987,396          2.9
Cosmetics & Toiletries                                 9,932,667          1.9
Diversified Manufacturing                             41,660,000          8.1
Electric -- Integrated                                14,280,608          2.8
Finance -- Auto Loans                                 14,765,891          2.9
Finance -- Commercial                                 14,861,764          2.9
Finance -- Corporate Loans                             9,380,118          1.8
Finance -- Investment Banker/Broker                   53,637,621         10.4
Finance -- Mortgage Loan/Banker                       24,998,900          4.9
Finance -- Other Services                             30,779,481          6.0
Finance -- Receivables                                83,981,093         16.3
Food -- Confectionary                                 14,051,816          2.7
Medical -- Drugs                                      17,000,000          3.3
Money Center Banks                                    33,591,537          6.5
Oil Companies -- Integrated                            9,945,367          1.9
Super-Regional Banks -- U.S.                           6,097,979          1.2
                                                    ------------   ----------
                                                     525,023,666        102.1
Liabilities in Excess of
  Cash and Other Assets                              (10,653,420)        (2.1)
                                                    ------------      -------
Net Assets                                          $514,370,246        100.0%
                                                    ============      =======

+    Percentages indicated are based on Fund net assets.

 90   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (amortized cost $525,023,666)                 $525,023,666
Cash                                                   1,410
Receivables:
  Interest                                         1,187,081
  Fund shares sold                                 1,098,584
Other assets                                          45,698
                                                ------------
    Total assets                                 527,356,439
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                  7,329,418
  Fund shares redeemed                             5,251,943
  Manager                                            177,649
  NYLIFE Distributors                                107,581
  Shareholder communication                           38,592
  Transfer agent                                      17,674
  Custodian                                            7,343
  Directors                                            3,852
Accrued expenses                                      52,141
                                                ------------
    Total liabilities                             12,986,193
                                                ------------
Net assets                                      $514,370,246
                                                ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  8 billion shares authorized:
  Class I                                       $    251,628
  Sweep Shares Class                                 262,744
Additional paid-in capital                       513,859,371
Accumulated net realized loss on investments          (3,497)
                                                ------------
Net assets                                      $514,370,246
                                                ============
CLASS I
Net assets applicable to outstanding shares     $251,612,712
                                                ============
Shares of capital stock outstanding              251,627,689
                                                ============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                ============
SWEEP SHARES CLASS
Net assets applicable to outstanding shares     $262,757,534
                                                ============
Shares of capital stock outstanding              262,743,891
                                                ============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    91

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                        $6,037,038
                                                  ----------
EXPENSES:
  Manager                                          1,261,076
  Distribution -- Sweep Shares Class                 328,350
  Service -- Sweep Shares Class                      328,350
  Professional                                        68,237
  Shareholder communication                           60,412
  Custodian                                           24,491
  Transfer agent                                      23,742
  Directors                                           21,275
  Registration                                        19,082
  Portfolio pricing                                    2,029
  Miscellaneous                                       27,045
                                                  ----------
    Total expenses before reimbursement            2,164,089
  Expense reimbursement from Manager                (245,857)
                                                  ----------
    Net expenses                                   1,918,232
                                                  ----------
Net investment income                              4,118,806
                                                  ----------

REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                        (789)
                                                  ----------
Net increase in net assets resulting from
  operations                                      $4,118,017
                                                  ==========

 92   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                               2005             2004
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income               $    4,118,806   $    2,447,467
 Net realized loss on investments              (789)          (2,708)
                                     -------------------------------
 Net increase in net assets
  resulting from operations               4,118,017        2,444,759
                                     -------------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class I                               (2,302,897)      (1,733,035)
   Service Class                                 --          (10,535)
   Sweep Shares Class                    (1,815,909)        (703,897)

 From net realized gain on
  investments:
   Class I                                       --           (3,677)
   Service Class                                 --             (208)
   Sweep Shares Class                            --           (4,426)
                                     -------------------------------
 Total dividends and distributions
  to shareholders                        (4,118,806)      (2,455,778)
                                     -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class I                              330,987,310      506,072,909
   Service Class                                 --        2,796,267
   Sweep Shares Class                   152,396,401      136,261,850

 Net asset value of shares
  issued to shareholders
  in reinvestment of dividends
  and distributions:
   Class I                                2,302,897        1,742,010
   Service Class                                 --            5,989
   Sweep Shares Class                     1,815,909          544,302
                                     -------------------------------
                                        487,502,517      647,423,327

 Cost of shares redeemed:
   Class I                             (328,219,323)    (482,325,843)
   Service Class                                 --      (20,300,483)
   Sweep Shares Class                  (152,268,643)    (148,842,045)
                                     -------------------------------
                                       (480,487,966)    (651,468,371)
                                     -------------------------------
    Increase (decrease) in net
     assets derived from capital
     share transactions                   7,014,551       (4,045,044)
                                     -------------------------------
    Net increase (decrease) in net
     assets                               7,013,762       (4,056,063)

NET ASSETS:
Beginning of period                     507,356,484      511,412,547
                                     -------------------------------
End of period                        $  514,370,246   $  507,356,484
                                     ===============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    93

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                    CLASS I
                                -------------------------------------------------------------------------------
                                   SIX
                                 MONTHS
                                  ENDED
                                APRIL 30,                           YEAR ENDED OCTOBER 31,
                                  2005*          2004          2003          2002          2001          2000
Net asset value at beginning
  of period                     $   1.00       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                --------       --------      --------      --------      --------      --------
Net investment income               0.01           0.01          0.01          0.02          0.04          0.06
Net realized gain on
  investments                       0.00(a)        0.00(a)       0.00(a)       0.00(a)         --            --
                                --------       --------      --------      --------      --------      --------
Total from investment
  operations                        0.01           0.01          0.01          0.02          0.04          0.06
                                --------       --------      --------      --------      --------      --------
Less dividends and
  distributions:
  From net investment income       (0.01)         (0.01)        (0.01)        (0.02)        (0.04)        (0.06)
  From net realized gain on
    investments                    (0.00)(a)      (0.00)(a)     (0.00)(a)     (0.00)(a)        --            --
                                --------       --------      --------      --------      --------      --------
Total dividends and
  distributions                    (0.01)         (0.01)        (0.01)        (0.02)        (0.04)        (0.06)
                                --------       --------      --------      --------      --------      --------
Net asset value at end of
  period                        $   1.00       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                ========       ========      ========      ========      ========      ========
Total investment return             0.94%(b)       0.77%         0.83%         1.65%         4.67%         5.98%
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income           2.39%+         0.77%         0.84%         1.61%         4.50%         5.81%
    Net expenses                    0.50%+         0.50%         0.50%         0.50%         0.50%         0.50%
    Expenses (before
      reimbursement)                0.60%+         0.60%         0.60%         0.62%         0.61%         0.57%
Net assets at end of period
  (in 000's)                    $251,613       $246,542      $221,058      $329,921      $199,495      $160,942

                                                                          SWEEP SHARES CLASS
                                            -------------------------------------------------------------------------------
                                               SIX
                                             MONTHS
                                              ENDED
                                            APRIL 30,                           YEAR ENDED OCTOBER 31,
                                              2005*          2004          2003          2002          2001          2000
Net asset value at beginning of period      $   1.00       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            --------       --------      --------      --------      --------      --------
Net investment income                           0.01           0.00(a)       0.00(a)       0.01          0.04          0.05
Net realized gain on investments                0.00(a)        0.00(a)       0.00(a)       0.00(a)         --            --
                                            --------       --------      --------      --------      --------      --------
Total from investment operations                0.01           0.00(a)       0.00(a)       0.01          0.04          0.05
                                            --------       --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                   (0.01)         (0.00)(a)     (0.00)(a)     (0.01)        (0.04)        (0.05)
  From net realized gain on investments        (0.00)(a)      (0.00)(a)     (0.00)(a)      0.00(a)         --            --
                                            --------       --------      --------      --------      --------      --------
Total dividends and distributions              (0.01)         (0.00)(a)     (0.00)(a)     (0.01)        (0.04)        (0.05)
                                            --------       --------      --------      --------      --------      --------
Net asset value at end of period            $   1.00       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            ========       ========      ========      ========      ========      ========
Total investment return                         0.69%(b)       0.27%         0.33%         1.14%         4.15%         5.46%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income                       2.39%+         0.27%         0.34%         1.11%         4.00%         5.31%
    Net expenses                                1.00%+         1.00%         1.00%         1.00%         1.00%         1.00%
    Expenses (before reimbursement)             1.10%+         1.10%         1.10%         1.12%         1.11%         1.07%
Net assets at end of period (in 000's)      $262,757       $260,814      $272,856      $291,312      $285,034      $221,935

*    Unaudited.
+    Annualized.
++   Service Class shares ceased operations on January 9, 2004.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

 94   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                             SERVICE CLASS++
----------------------------------------------------------------------------------------------------------
    NOVEMBER 1,
       2003                                                                  JANUARY 1,
      THROUGH                                                                  THROUGH         YEAR ENDED
    JANUARY 9,                     YEAR ENDED OCTOBER 31,                    OCTOBER 31,      DECEMBER 31,
       2004            2003          2002          2001          2000           1999              1998
      $ 1.00         $  1.00       $  1.00        $ 1.00        $ 1.00         $ 1.00           $   1.00
      ------         -------       -------        ------        ------         ------           --------
        0.00(a)         0.01          0.01          0.04          0.06           0.04               0.05
        0.00(a)         0.00(a)       0.00(a)         --            --             --                 --
      ------         -------       -------        ------        ------         ------           --------
        0.00(a)         0.01          0.01          0.04          0.06           0.04               0.05
      ------         -------       -------        ------        ------         ------           --------
       (0.00)(a)       (0.01)        (0.01)        (0.04)        (0.06)         (0.04)              0.05
       (0.00)(a)       (0.00)(a)     (0.00)(a)        --            --             --                 --
      ------         -------       -------        ------        ------         ------           --------
       (0.00)(a)       (0.01)        (0.01)        (0.04)        (0.06)         (0.04)              0.05
      ------         -------       -------        ------        ------         ------           --------
      $ 1.00         $  1.00       $  1.00        $ 1.00        $ 1.00         $ 1.00           $   1.10
      ======         =======       =======        ======        ======         ======           ========
        0.07%(b)        0.58%         1.39%         4.41%         5.72%          3.74%(b)           4.99%
        0.38%+          0.59%         1.36%         4.25%         5.56%          4.43%              4.87%
        0.75%+          0.75%         0.75%         0.75%         0.75%          0.75%              0.75%
        0.86%+          0.85%         0.87%         0.86%         0.82%          0.87%              0.88%
      $    0         $17,498       $11,659        $1,685        $1,586         $5,630           $103,765

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    95

MAINSTAY FLOATING RATE FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR   INCEPTION
--------------------------------------------------
With sales charges       -1.35%   0.42%    0.42%
Excluding sales charges   1.71    3.53     3.53

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                    CREDIT SUISSE FIRST BOSTON
                                                                MAINSTAY FLOATING RATE FUND            LEVERAGED LOAN INDEX
                                                                ---------------------------         --------------------------
5/3/04                                                                      9700                              10000
4/30/05                                                                    10042                              10505

CLASS B SHARES--MAXIMUM 3% CDSC IF REDEEMED WITHIN THE FIRST FOUR YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges       -1.67%   -0.24%    -0.24%
Excluding sales charges   1.33     2.76      2.76

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                    CREDIT SUISSE FIRST BOSTON
                                                                MAINSTAY FLOATING RATE FUND            LEVERAGED LOAN INDEX
                                                                ---------------------------         --------------------------
5/3/04                                                                     10000                              10000
4/30/05                                                                     9976                              10505

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR   INCEPTION
--------------------------------------------------
With sales charges        0.33%   1.75%    1.75%
Excluding sales charges   1.33    2.75     2.75

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                    CREDIT SUISSE FIRST BOSTON
                                                                MAINSTAY FLOATING RATE FUND            LEVERAGED LOAN INDEX
                                                                ---------------------------         --------------------------
5/3/04                                                                     10000                              10000
4/30/05                                                                    10175                              10505

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.0% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 3% if redeemed within the first four years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 96   MainStay Floating Rate Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR   INCEPTION
--------------------------------------------------
                          1.83%   3.79%    3.79%

(PERFORMANCE GRAPH)

                                                                                                    CREDIT SUISSE FIRST BOSTON
                                                                MAINSTAY FLOATING RATE FUND            LEVERAGED LOAN INDEX
                                                                ---------------------------         --------------------------
5/3/04                                                                     10000                              10000
4/30/05                                                                    10379                              10505

                                                          SIX     ONE      SINCE
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   INCEPTION

Credit Suisse First Boston(TM) Leveraged Loan Index(1)    2.72%   5.05%    5.05%
Average Lipper loan participation fund(2)                 1.74    3.44     3.44

1. The Credit Suisse First Boston(TM) Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse First Boston(TM) Leveraged Loan Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.mainstayfunds.com     97

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY FLOATING RATE FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                    ENDING ACCOUNT                         VALUE (BASED
                                                     VALUE (BASED                        ON HYPOTHETICAL
                                    BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                     ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                      VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                          11/1/04           4/30/05           PERIOD(1)           4/30/05            PERIOD(1)

CLASS A SHARES                      $1,000.00         $1,017.10            $5.20            $1,019.80             $5.21
-------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                      $1,000.00         $1,013.35            $8.94            $1,016.05             $8.95
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                      $1,000.00         $1,013.35            $8.94            $1,016.05             $8.95
-------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00         $1,018.35            $3.95            $1,021.05             $3.96
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.04% for Class A, 1.79% for Class B and Class C, and 0.79% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 98   MainStay Floating Rate Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

Floating Rate Loans                                                               84.9%
Short-Term Investment                                                             10.2%
Foreign Floating Rate Loans                                                        5.6%
Foreign Corporate Bond                                                             0.2%
Liabilities in Excess of Cash and Other Assets                                    (0.9)%

See Portfolio of Investments on page 103 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Fidelity National Information Services, Inc.
     Term Loan B 4.66%, due 3/9/13
 2. Refco Finance Holdings LLC Term Loan B 5.02%, due 8/5/11
 3.  PP Acquisition Corp. Term Loan 5.35%, due
     11/12/11
 4.  Intelsat Bermuda Ltd. Term Loan 4.84325%, due
     7/28/11
 5. Reliant Energy, Inc. Term Loan 5.395%-6.0875%, due 4/30/10
 6.  Visant Holding Corp. Term Loan C 5.19%, due
     12/21/11
 7.  Direct TV Term Loan B 4.454%, due 4/13/13
 8.  Spring Industries, Inc. Term Loan 5.875%, due
     12/7/10
 9.  Solo Cup Co. Term Loan B 5.00%-5.093%, due
     2/27/11
10.  Maguire Properties, Inc. Term Loan B 6.50%, due
     3/15/10

                                                    www.mainstayfunds.com     99

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Robert Dial and Anthony Malloy of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in a portfolio of floating-rate loans and other floating-rate debt securities. The Fund may also purchase fixed-income debt securities and money-market securities or instruments. When we believe that market or economic conditions are unfavorable to investors, up to 100% of the Fund's assets may be invested in money-market or short-term debt securities. The Fund may also invest in these types of securities or hold cash while we are looking for suitable investment opportunities or to maintain liquidity.

In implementing this strategy, we seek to identify investment opportunities based on the financial condition and competitiveness of individual companies. We also seek to invest in companies that have a high margin of safety and are leaders in industries with high barriers to entry. We prefer companies with positive free cash flow, solid asset coverage, and management teams that have strong track records. In virtually every phase of the investment process, we attempt to control risk and limit defaults.

WHAT WERE THE MOST SIGNIFICANT FACTORS AND RISKS THAT INFLUENCED THE FLOATING-RATE LOAN MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2005?

The Federal Open Market Committee met four times during the six months ended April 30, 2005, and raised its target for the federal funds rate 25 basis points at each meeting. (A basis point is 1/100th of one percentage point.) These rate hikes raised the targeted federal funds rate from 1.75% at the end of October 2004 to 2.75% at the end of April 2005. As a result, reference U.S. dollar London interbank offer rates (LIBOR)(1) rose commensurately. Rising reference rates prompted strong investor interest in floating-rate loans during the reporting period. In recent periods, growing demand for these securities has caused the median new-issue allocation level granted to market participants to decline substantially. Demand growth has also caused credit spreads(2) to narrow and prices to remain relatively high in the secondary market (as tracked by the Credit Suisse First Boston(TM) Leveraged Loan Index).(3) Since LIBOR has risen more than credit spreads have declined, however, the Fund experienced a rising yield during the reporting period.

HOW DID YOU POSITION THE FUND'S PORTFOLIO DURING THE REPORTING PERIOD?

The Fund invests in floating-rate loans that have a weighted average effective duration of less than three months. These securities may have final maturities of seven to nine years, but their underlying interest-rate contracts are typically pegged to LIBOR and generally reset every 30, 60, or 90 days. As of the end of April 2005, the weighted average reset figure for the Fund was 56 days. This means that as short-term interest rates increase, the Fund tends to adjust within 56 days, raising the yield it pays to investors. An inverse dynamic would apply when interest rates decline. As of April 30, 2005, the Fund's portfolio had a weighted average spread of 243.5 basis points above the weighted average LIBOR reference rate.

WHAT WERE THE MAJOR FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's comparative benchmark is the Credit Suisse First Boston(TM) Leveraged Loan Index (the Index). Excluding all sales charges, for the six months ended April 30, 2005, Class A shares returned 1.71% and Class B and Class C shares returned 1.33%. Over the same period, Class I shares returned 1.83%.(4) These returns were lower than the Index return of 2.72% for several reasons. First, the Fund faces real-world expenses that a hypothetical index does not. Second, for liquidity purposes, the Fund maintains prudent cash balances as appropriate for an open-ended Fund with longer-settlement assets. Third, higher Fund net yields resulted in significant cash inflows, especially during March and April 2005. These inflows temporarily increased the Fund's cash

Floating-rate funds are generally considered to have speculative characteristics that involve default risk of principal and interest, collateral impairment, nondiversification, borrower industry concentration, and limited liquidity. The Fund may invest in foreign securities. U.S. dollar denominated securities of foreign issuers may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.
1. London interbank offer rates (LIBOR) are floating interest rates that are widely used as reference rates in bank, corporate, and government lending agreements.
2. The term "credit spread" refers to the marginal interest rate paid in addition to a benchmark interest rate linked to a market, index, or instrument.
3. See footnote on page 97 for more information on the Credit Suisse First Boston(TM) Leveraged Loan Index.
4. For full information and disclosure about Fund performance see pages 96 and 97.

 100   MainStay Floating Rate Fund
position from 11% to 14%. The higher cash position and the lag associated with the longer-settlement nature of the loans asset class contributed to relative underperformance. Fourth, amortization of secondary-market purchase premiums affected relative returns, because the Index tracks assets at primary-issue prices, which are generally at par or a small discount. Fifth, the conservative orientation of the Fund affected relative performance. In an effort to minimize net-asset-value volatility, the Fund holds a significantly underweighted position relative to the Index in more speculative loans, including unrated loans and loans rated CCC(5) and below.

It is worth noting that the Fund pays a floating-rate dividend, unlike the Index, which does not pay dividends. The Fund's 30-day yield on April 30, 2005, was 4.05%.

WHICH INDUSTRIES DID YOU FIND ATTRACTIVE DURING THE PERIOD?

The largest industry concentrations in the Fund were broadcasting & cable TV (10.06% of net assets), health care (9.32%), chemicals (7.98%), utilities (7.48%), and consumer non-durable goods (6.61%). Among its largest industry concentrations, the Fund was overweighted relative to the Index in health care, chemicals, utilities, and nondurable consumer goods. We felt comfortable with overweighted positions in health care and nondurable consumer goods because of the defensive nature of the industries. We overweighted the chemicals and utilities sectors for the historically strong cash flow and because issuers in these sectors typically provide substantial collateral coverage. The Fund held a modestly underweighted position relative to the Index in broadcasting & cable TV because of relative value judgments.

HOW WAS THE FUND'S PORTFOLIO POSITIONED IN TERMS OF CREDIT QUALITY?

As we mentioned, the Fund was significantly underweighted relative to the Credit Suisse First Boston(TM) Leveraged Loan Index in unrated loans and loans rated CCC or below. As of April 30, 2005, the Fund held 0.39% of its investments in loans rated CCC or lower, compared to 3.38% for the Index. At the same time, the Fund held 1.21% in unrated loans, compared to 7.42% in the Index. The Fund had a weighted average credit rating of approximately Ba3/B1 from Moody's(6) and BB-/B+ from Standard & Poor's.(7)

WHAT DO YOU ANTICIPATE GOING FORWARD?

We expect further Federal Open Market Committee tightening in 2005, which should continue to bolster investor demand in the floating-rate loan asset class. The combination of a growing economy, low default rates, and strong technicals will likely enable deals with higher leverage and looser covenants to clear the market. In fact, leverage has already crept

5. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6. Bonds rated Ba by Moody's Investors Service are judged by Moody's to have speculative elements, and Moody's believes that the future of the bonds cannot be considered well-assured. Moody's believes that often, the protection of interest and principal payments on such bonds may be very moderate and thereby not well safeguarded during both good and bad times in the future. According to Moody's, uncertainty of position characterizes bonds in this class. Bonds rated B by Moody's Investors Service are deemed by Moody's to generally lack characteristics of the desirable investment. According to Moody's, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers, 1, 2, and 3, to certain generic rating categories. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. Certain ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

                                                   www.mainstayfunds.com     101
upward, primarily because of a growing number of aggressive deals. The average debt multiple of new, large leveraged buyouts expanded during the reporting period to its highest reading since 1998. Although difficult to measure, covenant positions on loans seem to be eroding.

Like most credit markets, the leveraged-loan market seems increasingly overbought. We expect the spread environment to remain challenging in 2005. Maintaining appropriate investment levels for the Fund given natural repayments and refinancing activity will require creativity and careful analysis as we balance risk against the need to remain fully invested. A resurgence of merger-and-acquisition-related deal flow, may help to alleviate some of the spread compression.

Perhaps the greater challenge in this seemingly benign credit environment is to remain focused on conditions that may affect credit quality. We are committed to capital preservation through fundamental research, underwriting scrutiny, and constant portfolio surveillance. We believe the Fund is attractively positioned as we look toward the second half of 2005.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 102   MainStay Floating Rate Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

LONG-TERM INVESTMENTS (90.7%)+
FOREIGN CORPORATE BOND (0.2%)
------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Intelsat Bermuda Ltd.
  7.805%, due 1/15/12 (a)                           $ 1,000,000   $  1,002,500
                                                                  ------------

Total Foreign Corporate Bond
  (Cost $1,000,000)                                                  1,002,500
                                                                  ------------

FLOATING RATE LOANS (84.9%) (b)
------------------------------------------------------------------------------

AEROSPACE & DEFENSE (1.4%)
Hexcel Corp.
  Term Loan B
  4.75%-4.875%, due 3/1/12                            2,000,000      2,020,626
TransDigm, Inc.
  Term Loan
  5.30%, due 7/22/10                                  2,472,525      2,504,977
Vought Aircraft Industries, Inc.
  Term Loan
  5.57%, due 12/22/11                                 4,489,412      4,545,529
                                                                  ------------

                                                                     9,071,132
                                                                  ------------

ALUMINUM (0.4%)
Novelis, Inc.
  Term Loan
  4.50%, due 1/9/12                                   2,372,485      2,405,645
                                                                  ------------

APPAREL, ACCESSORIES & LUXURY GOODS (1.9%)
St. John's Knits International, Inc.
  Tranche B Term Loan
  5.5625%, due 3/23/12                                5,500,000      5,541,250
V  Visant Holding Corp.
  Term Loan C
  5.19%, due 12/21/11                                 6,577,500      6,669,309
                                                                  ------------

                                                                    12,210,559
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
AUTO PARTS & EQUIPMENT (3.0%)
Accuride Corp.
  Term Loan B
  5.25%-5.50%, due 1/31/12                          $ 3,233,636   $  3,228,246
Affinia Group, Inc.
  Term Loan B
  5.44%, due 11/30/11                                 2,369,063      2,394,530
Dayco Products LLC
  Term Loan B
  5.77%-6.37%, due 6/23/11                            2,977,500      3,025,884
HLI Operating Co., Inc.
  Term Loan
  5.85%-6.66%, due 6/4/09                             1,669,976      1,665,801
  2nd Lien Term Loan 8.41%-8.83%, due 6/30/10         1,000,000        992,500
Key Automotive Group
  Term Loan B
  5.85%-7.75%, due 6/29/10                            1,422,067      1,427,400
  Term Loan C
  8.60%-8.64%, due 6/29/11                            2,000,000      1,977,500
Safelite Glass Corp.
  Term Loan A
  8.10%, due 9/30/07                                    306,993        274,758
  Term Loan B
  8.60%, due 9/30/07                                    612,101        547,831
TRW Automotive Holdings Corp.
  Term Loan E
  3.875%, due 10/31/10                                1,995,000      2,001,234
  Term Loan B
  4.375%, due 6/30/12                                 1,995,000      1,996,995
United Components, Inc.
  Tranche C Term Loan
  5.29%, due 6/30/10                                    348,000        351,915
                                                                  ------------
                                                                    19,884,594
                                                                  ------------
BROADCASTING & CABLE TV (7.3%)
Atlantic Broadband Finance LLC
  Tranche B-1 Term Loan
  5.70%, due 9/1/11                                   3,000,000      3,061,251
Bragg Communications, Inc.
  Term Loan B
  5.39%, due 8/31/11                                  2,985,000      3,014,850
Charter Communications Operating LLC
  Term Loan A
  6.19%, due 4/27/11                                  2,000,000      1,968,864
Charter Operating Co. LLC
  Term Loan B
  6.37%-6.44%, due 4/7/11                             4,967,475      4,908,486
V  Direct TV
  Term Loan B
  4.454%, due 4/13/13                                 6,500,000      6,516,250
Emmis Operating Co.
  Term Loan B
  4.66%, due 11/10/11                                 2,992,500      3,027,829
Insight Midwest Holdings LLC
  Term Loan B
  5.75%, due 12/31/09                                 1,979,950      2,007,794
MCC Iowa LLC
  Tranche C
  5.25%-5.59%, due 9/30/10                            1,959,195      1,959,501

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   103

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
BROADCASTING & CABLE TV (CONTINUED)
Mediacom Broadcasting
  Term Loan A
  4.33%-4.89%, due 3/31/10                          $ 2,923,469   $  2,907,025
Mission Broadcasting, Inc.
  Term Loan
  4.87%, due 10/1/12                                  3,405,352      3,419,542
Nexstar Broadcasting, Inc.
  Term Loan
  4.87%, due 10/1/12                                  3,594,648      3,609,627
Olympus Cable Holdings, Inc.
  Term Loan B
  7.75%, due 9/30/10                                  3,000,000      2,967,321
Persona Cable, Inc.
  Term Loan B
  6.0925%, due 8/1/11                                 2,985,000      3,018,581
Rainbow National Services LLC
  Term B Loan
  5.69%, due 3/31/12                                  1,000,000      1,012,500
UPC Financing
  Term Loan
  6.60%, due 12/31/11                                 4,000,000      4,038,752
                                                                  ------------

                                                                    47,438,173
                                                                  ------------

BUILDING PRODUCTS (1.4%)
Nortek, Inc.
  Term Loan
  5.34%-7.00%, due 8/27/11                            4,985,000      5,043,160
Stile Acquisition Corp.
  U.S. Term Loan
  6.75%, due 4/6/13                                   2,001,702      2,001,390
  Canadian Term Loan
  7.25%, due 4/6/13                                   1,998,298      1,997,986
                                                                  ------------

                                                                     9,042,536
                                                                  ------------

CASINOS & GAMING (1.8%)
Boyd Gaming Corp.
  Term Loan B
  4.53%-5.13%, due 6/30/11                            3,468,775      3,508,885
Resorts International Holdings LLC
  2nd Lien Term Loan
  5.75%, due 4/26/13                                  2,000,000      2,002,500
  Term B Loan
  7.25%, due 4/26/12                                    984,252        992,044
Venetian Casino Resort LLC
  Term Loan B
  4.81%, due 6/15/11 (c)                              4,974,359      5,000,474
                                                                  ------------

                                                                    11,503,903
                                                                  ------------

COMMODITY CHEMICALS (0.8%)
Huntsman International LLC
  Term Loan B
  5.50%, due 12/31/10                                 5,413,609      5,494,813
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.9%)
Agco Corp.
  Term Loan
  4.82%-4.843%, due 3/31/08                         $ 1,336,735   $  1,353,444
New Flyer
  Term Loan
  4.37429%, due 2/27/10                                 380,952        385,238
  Term Loan B
  4.85%-5.38%, due 2/27/10                            1,036,238      1,047,896
Terex Corp.
  Term Loan B
  4.89%, due 7/3/09                                   3,104,253      3,136,590
                                                                  ------------
                                                                     5,923,168
                                                                  ------------
DISTILLERS & VINTNERS (0.4%)
Constellation Brands, Inc.
  Term Loan B
  4.5625%-5.1875%,
    due 11/30/11                                      2,596,354      2,616,639
                                                                  ------------
DIVERSIFIED CHEMICALS (1.0%)
BCP Crystal US Holdings Corp.
  Term Loan
  5.625%, due 4/6/11                                  4,444,922      4,509,374
Brentag
  Term Loan B
  5.88%, due 2/27/12                                  2,000,000      2,024,584
                                                                  ------------
                                                                     6,533,958
                                                                  ------------
DIVERSIFIED COMMERCIAL SERVICES (0.7%)
Coinstar, Inc.
  Term Loan
  5.13%, due 7/7/11                                   1,243,983      1,265,753
Pike Electric, Inc.
  Term Loan
  5.1875%, due 7/2/12                                 2,600,000      2,634,125
  Tranche C Term Loan
  5.1875%, due 12/10/12                                 986,667        999,000
                                                                  ------------
                                                                     4,898,878
                                                                  ------------
DIVERSIFIED METALS & MINING (1.6%)
Foundation PA Coal Co.
  Term Loan B
  4.78%-5.38%, due 7/30/11                            3,276,596      3,318,920
International Mills Service
  Tranche C Term Loan
  5.57%, due 12/31/10                                 1,995,000      2,014,950

 104   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
DIVERSIFIED METALS & MINING (CONTINUED)
Murray Energy
  1st Lien Term Loan
  5.9375%, due 1/28/10                              $ 2,000,000   $  1,997,500
  2nd Lien Term Loan
  10.64%, due 1/28/11                                   500,000        521,250
Trout Coal Holdings LLC
  1st Lien Term Loan
  7.25%, due 3/23/11                                  2,000,000      2,000,626
  2nd Lien Term Loan
  9.75%, due 3/23/12                                    500,000        508,125
                                                                  ------------

                                                                    10,361,371
                                                                  ------------

DRUG RETAIL (0.8%)
Jean Coutu Group, Inc. (The)
  Term Loan B
  5.375%-5.50%, due 7/30/11                           4,979,987      5,052,352
                                                                  ------------

ELECTRIC UTILITIES (0.5%)
Allegheny Energy Supply Co. LLC
  Term Advance
  5.59%-5.88%, due 3/8/11                             3,361,151      3,387,199
                                                                  ------------

ELECTRICAL COMPONENTS & EQUIPMENT (1.2%)
Exide Technologies, Inc.
  U.S. Term Loan D
  6.063%-6.50%, due 5/5/10                              610,513        615,091
V  PP Acquisition Corp.
  Term Loan
  5.35%, due 11/12/11                                 6,995,903      7,065,862
                                                                  ------------

                                                                     7,680,953
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
ENVIRONMENTAL SERVICES (1.1%)
Allied Waste North America, Inc.
  Tranche A Credit Linked Deposit
  4.9925%, due 1/15/12                              $ 1,351,351   $  1,352,365
  Term Loan
  5.00%-5.37%, due 1/15/12                            5,648,649      5,655,709
                                                                  ------------
                                                                     7,008,074
                                                                  ------------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.4%)
Mosaic Co. (The)
  Term Loan B
  4.375%-4.688%, due 2/21/12                          2,500,000      2,522,918
                                                                  ------------

FOREST PRODUCTS (0.5%)
RLC Industries Co.
  Term Loan B
  4.5925%, due 2/24/10                                3,097,485      3,105,228
                                                                  ------------

FOREST PRODUCTS & PAPER (0.2%)
Boise Cascade LLC
  Tranche D Term Loan
  4.74%, due 10/28/11                                 1,315,069      1,328,384
                                                                  ------------

HEALTH CARE DISTRIBUTORS (0.4%)
VWR International, Inc.
  Term Loan B
  5.65%, due 4/7/11                                   2,746,000      2,784,903
                                                                  ------------

HEALTH CARE EQUIPMENT (1.1%)
Medical Device Manufacturing, Inc.
  Term Loan C
  5.34%, due 6/30/10                                  2,977,500      3,003,553
Sunrise Medical Holdings, Inc.
  Term Loan B1
  6.25%, due 5/13/10                                  3,967,462      3,967,462
                                                                  ------------
                                                                     6,971,015
                                                                  ------------
HEALTH CARE FACILITIES (3.4%)
Community Health Systems, Inc.
  Term Loan
  4.64%, due 8/19/11                                  4,979,987      5,028,752
HCA, Inc.
  Term Loan
  4.07%, due 11/9/09                                  3,000,000      2,984,064
Healthsouth Corp.
  LC Facility
  5.35%, due 3/21/10                                    637,500        640,289
  Term Loan
  5.52%, due 6/14/07                                  2,362,500      2,372,836
Lifepoint Hospitals, Inc.
  Term B Loans
  4.57875%-4.615%,
    due 4/15/12                                       3,000,000      3,003,750
Select Medical Corp.
  Tranche B Term Loan
  4.63%, due 2/24/12                                  6,000,000      5,982,000
Vanguard Health Holdings Co.
  Term Loan
  6.34%, due 9/23/11                                  1,990,000      2,023,581
                                                                  ------------
                                                                    22,035,272
                                                                  ------------
HEALTH CARE SERVICES (2.7%)
Alliance Imaging, Inc.
  Term Loan C
  5.125%-5.50%, due 12/29/11                          4,934,295      4,992,890
AMR HoldCo, Inc./Emcare HoldCo., Inc.
  Term Loan
  5.27%-5.50%, due 2/10/12                            5,000,000      5,056,250

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   105

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
HEALTH CARE SERVICES (CONTINUED)
Concentra Operating Corp.
  Term Loan
  5.10%-5.37%, due 6/30/10                          $ 3,034,784   $  3,073,984
Rural Metro Operating Co., LLC
  LC Facility
  5.37%, due 3/4/11                                     411,765        412,279
  Term Loan
  5.43%, due 3/4/11                                   1,588,235      1,590,221
US Oncology, Inc.
  Term Loan B
  5.51%-6.125%, due 8/20/11                           2,396,699      2,435,645
                                                                  ------------

                                                                    17,561,269
                                                                  ------------

HEALTH CARE SUPPLIES (0.2%)
Advanced Medical Optics, Inc.
  Term Loan
  4.84%-4.97%, due 6/25/09                            1,547,981      1,569,265
                                                                  ------------

HOME FURNISHINGS (1.5%)
Berkline/Benchcraft LLC
  1st Lien Term Loan
  6.00%, due 11/3/11                                  3,209,375      3,209,375
  2nd Lien Term Loan
  11.02%, due 5/3/12                                    750,000        766,875
Sealy Mattress Co.
  Term Loan C
  4.73%-6.25%, due 4/6/12                             2,491,071      2,497,299
Simmons Co.
  Term Loan C
  5.4375%-7.25%, due 12/19/11                         1,426,245      1,445,261
  Senior Unsecured Floater
  7.00%, due 6/19/12                                  2,000,000      2,032,500
                                                                  ------------

                                                                     9,951,310
                                                                  ------------

HOUSEHOLD PRODUCTS (2.9%)
Amscan Holdings, Inc.
  Term Loan
  5.62%-5.89%, due 4/30/12                            5,575,955      5,589,895
Johnsondiversey Holdings, Inc.
  Term Loan B
  4.50%-4.61%, due 11/3/09                            1,850,808      1,871,630
Rayovac Corp.
  Term Loan
  4.77%-5.13%, due 2/6/12                             5,000,000      5,082,815
V  Solo Cup Co.
  Term Loan B
  5.00%-5.093%, due 2/27/11                           6,207,500      6,277,334
                                                                  ------------

                                                                    18,821,674
                                                                  ------------

HOUSEWARES & SPECIALTIES (0.8%)
Jarden Corp.
  Term Loan
  5.05%-5.0925%, due 1/21/12                          5,000,000      5,019,790
                                                                  ------------

INDUSTRIAL CONGLOMERATES (0.1%)
SPX Corp.
  Tranche B-1
  5.375%, due 9/30/09                                   580,631        582,372
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
INDUSTRIAL MACHINERY (1.2%)
Flowserve Corp.
  Tranche C Term Loan
  5.6875%-5.875%, due 6/30/09                       $   727,866   $    740,604
Gleason Corp.
  1st Lien US Term Loan
  5.79%-5.93%, due 7/27/11                              987,323        998,430
  2nd Lien Eurodollar Term Loan
  8.097%, due 1/31/12 (d)                             2,000,000      2,035,000
Mueller Industries, Inc.
  Term Loan
  5.64%-5.94%, due 4/25/11                            3,884,425      3,918,413
                                                                  ------------
                                                                     7,692,447
                                                                  ------------
INTERNET RETAIL (0.3%)
Ftd.com, Inc.
  Term Loan
  5.14%-7.00%, due 2/28/11                            1,862,353      1,885,632
                                                                  ------------

INVESTMENT BANKING & BROKERAGE (1.1%)
V  Refco Finance Holdings LLC
  Term Loan B
  5.02%, due 8/5/11                                   7,034,414      7,091,568
                                                                  ------------

LEISURE FACILITIES (0.4%)
24 Hour Fitness Worldwide, Inc.
  Term Loan (Add On)
  6.25%, due 7/1/09                                   2,470,782      2,504,755
Six Flags Theme Parks, Inc.
  Term Loan B
  5.38%, due 6/30/09                                    488,290        489,307
                                                                  ------------
                                                                     2,994,062
                                                                  ------------
LEISURE PRODUCTS (0.4%)
Fender Musical Instruments Corp.
  1st Lien Term Loan
  7.00%, due 3/30/12                                  1,000,000      1,005,000
  2nd Lien Term Loan
  9.25%, due 9/30/12                                  1,500,000      1,485,000
                                                                  ------------
                                                                     2,490,000
                                                                  ------------

 106   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
METAL & GLASS CONTAINERS (2.7%)
Ball Corp.
  Term B Dollar Loan
  4.8144%, due 12/19/09                             $ 2,074,242   $  2,079,427
BWAY Corp.
  Term Loan B
  5.25%, due 6/30/11                                  3,552,744      3,600,113
Graham Packaging Co., LLC
  Term Loan B
  5.50%-5.6875%, due 10/7/11                          5,486,250      5,552,869
  2nd Lien Term Loan C
  7.313%, due 4/7/12                                  1,000,000      1,022,750
Kerr Group, Inc.
  Term Loan B
  6.60%, due 8/13/10                                    846,068        855,058
Owens-Brockway Glass Container, Inc.
  Term Loan B
  5.73%, due 4/1/08                                     525,619        535,343
Owens-Illinois Group, Inc.
  Term Loan A1
  5.53%, due 4/1/07                                     973,465        988,067
Precise Technology, Inc.
  1st Lien Term Loan B
  6.125%, due 3/22/11                                   903,331        910,671
Silgan Corp.
  Term Loan B
  4.87%, due 11/30/08                                 2,037,970      2,063,445
                                                                  ------------

                                                                    17,607,743
                                                                  ------------

MOVIES & ENTERTAINMENT (3.0%)
Loews Cineplex Entertainment Corp.
  Term Loan B
  5.00%-5.3725%, due 6/30/11                          2,954,405      2,996,874
Metro-Goldwyn-Mayer Studios, Inc.
  Term Loan A
  5.38%, due 4/8/11                                   2,000,000      1,994,688
  Term Loan
  5.38%, due 4/8/12                                   6,000,000      6,001,878
Regal Cinemas, Inc.
  Term Loan
  4.8425%, due 11/10/10                               3,904,812      3,957,109
WMG Acquisition Corp.
  Term Loan
  5.13%-5.65%, due 2/28/11                            4,973,722      5,008,538
                                                                  ------------

                                                                    19,959,087
                                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER (5.5%)
AES Corp. (The)
  Term Loan
  5.25%-5.57%, due 4/30/08                            2,000,000      2,016,000
Calpine Generating Co.
  1st Lien Term Loan
  6.61%, due 4/1/09                                   5,000,000      5,026,250
Cogentrix Energy, Inc.
  Term Loan
  4.71%, due 4/14/12                                  3,000,000      3,006,000
Kgen LLC
  Tranche A Term Loan
  5.635%, due 8/5/11                                  5,000,000      4,850,000
Midwest Generation LLC
  Term Loan
  4.85%-5.39%, due 4/27/11                            2,311,050      2,342,106
NRG Energy, Inc.
  Credit-Linked Deposit
  4.8675%, due 12/24/11                               2,844,982      2,872,721
  Term Loan
  4.9675%-5.255%, due 12/24/11                        3,648,690      3,684,264
V  Reliant Energy, Inc.
  Term Loan
  5.395%-6.0875%, due 4/30/10                         6,982,500      6,978,136
Texas Genco LLC
  Initial Term Loan
  4.97%-5.0925%, due 12/14/11                         3,529,615      3,551,675
  Delayed Draw Term Loan
  5.06%, due 12/14/11                                 1,461,538      1,470,673
                                                                  ------------

                                                                    35,797,825
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
OFFICE SERVICES & SUPPLIES (2.1%)
American Reprographics Co., LLC
  1st Lien Term Loan B
  6.04%, due 6/18/09                                $ 2,570,799   $  2,577,226
V  Fidelity National Information Services, Inc.
  Term Loan B
  4.66%, due 3/9/13                                   8,475,000      8,442,539
Language Line, Inc.
  Term Loan B
  7.35%-7.42%, due 6/10/11                            2,304,816      2,328,586
Relizon Co.
  Tranche B Term Loan
  5.54%-5.85%, due 2/20/11                              669,228        670,064
  Incremental Tranche B-1 Term Loan
  5.85%, due 2/20/11                                     73,054         73,145
                                                                  ------------
                                                                    14,091,560
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   107

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
OIL & GAS DRILLING (0.2%)
Pride Offshore, Inc.
  Term Loan B
  4.64%, due 7/26/11                                $ 1,118,333   $  1,133,710
                                                                  ------------

OIL & GAS EQUIPMENT & SERVICES (0.8%)
Dresser Rand Group, Inc.
  Term Loan B1
  5.125%-5.4375%, due 10/29/11                        1,138,923      1,154,583
Dresser, Inc.
  1st Lien Term Loan C
  5.60%, due 4/10/09                                  1,853,659      1,888,415
Universal Compression Holdings, Inc.
  Term Loan
  4.85%, due 2/15/12                                  2,000,000      2,026,250
                                                                  ------------

                                                                     5,069,248
                                                                  ------------

OIL & GAS EXPLORATION & PRODUCTION (0.6%)
LB Pacific L.P.
  Term Loan
  5.8452%-6.13%, due 3/3/12                           2,000,000      2,013,750
Quest Cherokee, LLC
  Letter of Credit Facility
  7.715%, due 12/31/08                                  222,222        223,333
  Term Loan B
  7.85%, due 7/22/10                                  1,768,889      1,777,733
                                                                  ------------

                                                                     4,014,816
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
OIL & GAS REFINING & MARKETING & TRANSPORTATION (0.6%)
Lyondell-Citgo Refining L.P.
  Term Loan B
  4.5913%, due 5/21/07                              $ 2,481,250   $  2,512,266
Williams Production RMT Co.
  Term Loan C
  5.46%, due 5/30/08                                  1,385,413      1,404,463
                                                                  ------------
                                                                     3,916,729
                                                                  ------------
PACKAGED FOODS & MEATS (3.6%)
American Seafoods Group LLC
  Term Loan A
  6.09%, due 9/30/07                                  1,257,674      1,259,247
Culligan International Co.
  Term Loan
  5.41%, due 9/30/10                                  1,978,097      2,002,823
Del Monte Corp.
  Term Loan
  4.69%, due 2/8/12                                   2,000,000      2,025,500
Dole Food Co., Inc.
  Term Loan B
  4.50%-6.25%, due 4/18/12                            2,729,703      2,749,037
Michael Foods, Inc.
  Term Loan B
  4.8413%-5.098%, due 11/21/10                        2,464,429      2,495,234
Nellson Nutraceutical, Inc.
  1st Lien Term Loan
  9.75%, due 10/4/09                                    912,220        784,509
OSI Group LLC
  Dutch Term Loan
  5.343%, due 9/2/11                                  1,105,556      1,117,993
  German Term Loan
  5.343%, due 9/2/11                                    884,444        894,394
  U.S. Term Loan
  5.343%, due 9/2/11                                  1,990,000      2,012,387
Pinnacle Foods Holding Corp.
  Term Loan
  6.04%-6.37%, due 11/25/10                           4,972,443      5,022,168
Reddy Ice Group, Inc.
  Supplemental Term Loan
  5.5644%, due 8/15/09                                  738,750        741,520
  Term Loan
  5.5644%, due 8/15/09                                2,206,251      2,221,418
                                                                  ------------
                                                                    23,326,230
                                                                  ------------
PAPER PACKAGING (0.9%)
Graphic Packaging International Corp.
  Term Loan C
  5.29%-5.91%, due 8/8/10                             2,751,403      2,787,859
Smurfit-Stone Container Enterprises, Inc.
  Tranche B Loan
  4.688%-4.938%, due 11/1/11                          2,088,538      2,120,300
  Tranche C Loan
  4.875%-4.938%, due 11/1/11                            642,627        652,400
  Deposit Fund
  5.093%, due 11/1/10                                   261,990        266,247
                                                                  ------------
                                                                     5,826,806
                                                                  ------------
PAPER PRODUCTS (0.4%)
Appleton Papers, Inc.
  Term Loan
  4.79%-5.55%, due 6/11/10                            2,977,500      3,003,553
                                                                  ------------

PERSONAL PRODUCTS (0.8%)
Aearo Co.
  Term Loan
  5.625%, due 4/7/11                                  2,970,000      3,003,413
Del Laboratories, Inc.
  Term Loan
  5.00%-5.55%, due 7/27/11                            1,995,000      2,006,222
                                                                  ------------
                                                                     5,009,635
                                                                  ------------

 108   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
PHARMACEUTICALS (0.3%)
Warner Chilcott Corp.
  Tranche B Acquisition
  5.72%, due 1/18/12                                $ 1,637,731   $  1,650,014
  Tranche C Acquisition
  5.72%, due 1/18/12                                    659,926        664,875
                                                                  ------------

                                                                     2,314,889
                                                                  ------------

PUBLISHING (2.9%)
Dex Media East LLC
  Term Loan B
  4.52%-5.05%, due 5/8/09                             1,798,828      1,822,625
Dex Media West LLC
  Term Loan B
  4.62%-5.05%, due 3/9/10                             3,078,101      3,117,541
Freedom Communications, Inc.
  Term Loan B
  4.59%-4.60%, due 5/18/12                            4,000,000      4,000,000
Morris Publishing Group LLC
  Term Loan A
  4.625%, due 9/30/10                                 1,030,435      1,037,519
  Term Loan C
  4.875%, due 3/31/11                                 1,951,631      1,973,587
Network Communications, Inc.
  Term Loan B
  5.62%-6.14%, due 6/30/11                            2,992,500      3,022,425
R.H. Donnelley Corp.
  Tranche A-3 Term Loan
  4.50%-4.85%, due 12/31/09                           1,238,532      1,251,359
  Tranche D
  4.70%-4.88%, due 6/30/11                            2,615,436      2,646,345
                                                                  ------------

                                                                    18,871,401
                                                                  ------------

REAL ESTATE INVESTMENT TRUSTS (2.9%)
General Growth Properties
  Term Loan A
  5.10%, due 11/12/08                                 1,995,515      2,003,623
  Tranche B Term Loan
  5.11%, due 11/12/07                                 2,987,027      3,005,075
Macerich Co.
  Term Loan
  6.25%, due 4/25/10                                  3,500,000      3,495,625
  Interim Term Loan
  6.35%, due 4/25/06                                  4,500,000      4,494,375
V  Maguire Properties, Inc.
  Term Loan B
  6.50%, due 3/15/10                                  6,000,000      6,030,000
                                                                  ------------

                                                                    19,028,698
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.0%)
CB Richard Ellis Services, Inc.
  Term Loan
  4.69%-6.75%, due 3/31/10                          $ 4,280,160   $  4,296,210
LNR Property Group
  Term Loan
  5.81%, due 2/3/08                                   1,959,940      1,966,800
                                                                  ------------
                                                                     6,263,010
                                                                  ------------
RESTAURANTS (0.8%)
Buffets, Inc.
  Term Loan
  6.2663%, due 6/28/09                                2,272,981      2,284,346
CKE Restaurants, Inc.
  Term Loan
  5.4375%, due 5/1/10                                   844,231        852,674
Dominos Pizza, Inc.
  Term Loan
  4.875%, due 6/25/10                                 1,844,058      1,870,183
                                                                  ------------
                                                                     5,007,203
                                                                  ------------
SOFT DRINKS (0.5%)
Dr. Pepper/Seven Up Bottling Co.
  Term Loan B
  5.08%-5.3388%, due 12/19/10                         3,523,671      3,578,288
                                                                  ------------

SPECIALTY CHEMICALS (4.5%)
Gentek, Inc.
  1st Lien Term Loan
  5.66%-6.01%, due 2/28/11                            3,000,000      2,982,189
  2nd Lien Term Loan
  8.8906%, due 2/28/12                                1,500,000      1,463,438
Hercules, Inc.
  Term Loan B
  4.8425%-4.8731%, due 10/8/10                        4,531,173      4,586,399
Innophos, Inc.
  Tranche B Term Loan
  5.22%-5.55%, due 8/13/10                            1,990,952      2,005,884
Koch Cellulose
  LC Facility Deposit
  4.60%, due 5/7/11                                     593,660        602,936
  Term Loan
  5.09%, due 5/7/11                                   1,932,161      1,962,351
Kraton Polymers LLC
  Term Loan
  5.5625%-6.125%, due 12/23/10                        1,102,804      1,119,346
Nalco Chemical Co.
  Term Loan B
  4.92%-5.05%, due 11/4/10                            1,728,881      1,752,923

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   109

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
SPECIALTY CHEMICALS (CONTINUED)
Polymer Group, Inc.
  1st Lien Term Loan
  6.34%, due 4/27/10                                $ 2,807,500   $  2,856,631
PQ Corp.
  Term Loan
  5.125%, due 2/11/12                                 3,000,000      3,033,750
Resolution Specialty Materials LLC
  Term Loan
  5.6875%, due 8/2/10                                 1,990,000      2,004,925
Rockwood Specialties Group, Inc.
  Tranche D Term Loan
  5.43%, due 12/10/12                                 5,000,000      5,052,085
                                                                  ------------

                                                                    29,422,857
                                                                  ------------

SPECIALTY STORES (1.0%)
Advanced Auto Stores, Inc.
  Delayed Draw Term Loan
  4.6875%-4.875%, due 9/30/10                           556,154        563,106
  Tranche B Term Loan
  4.6875%-4.75%, due 9/30/10                            941,487        953,255
Affinity Group, Inc.
  Term Loan B1
  5.97%-6.12%, due 6/17/09                            1,658,129      1,676,091
Eye Care Centers of America, Inc.
  Term Loan
  6.06%-6.37%, due 3/1/12                             3,500,000      3,545,938
                                                                  ------------

                                                                     6,738,390
                                                                  ------------

SYSTEMS SOFTWARE (0.5%)
Telcordia Technologies, Inc.
  Term Loan
  5.8288%, due 9/15/12                                3,500,000      3,474,846
                                                                  ------------

TEXTILES (1.0%)
V  Spring Industries, Inc.
  Term Loan
  5.875%, due 12/7/10                                 6,234,375      6,351,270
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TIRE & RUBBER (0.3%)
Goodyear Tire & Rubber Co.
  2nd Lien Term Loan
  5.89%, due 4/30/10                                $ 1,750,000   $  1,732,813
                                                                  ------------

TRUCKING (0.4%)
Performance Transportation Services
  Tranche A Credit-Linked
  7.2425%, due 1/31/10                                  586,957        584,022
  Term Loan
  7.3425%, due 1/31/12                                  910,761        906,207
Sirva Worldwide, Inc.
  Tranche B Term Loan
  5.37%-5.62%, due 12/1/10                            1,000,000        981,250
                                                                  ------------
                                                                     2,471,479
                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (3.8%)
American Tower, Inc.
  Term Loan A
  4.52%, due 2/28/11                                  5,000,000      5,015,625
Centennial Cellular Operating Co. LLC
  Term Loan
  4.843%-5.63%, due 2/9/11                            3,972,444      4,015,894
Nextel Partners Operating Corp.
  Term Loan C
  5.438%, due 5/31/11                                 3,000,000      3,039,999
PanAmSat Corp.
  Term Loan B1
  5.31%, due 8/22/11                                  2,977,410      3,014,913
  Term Loan A1
  5.45%, due 8/20/09                                    656,251        660,428
  Term Loan A2
  5.45%, due 8/20/09                                    305,955        307,902
Spectrasite Communications, Inc.
  Term Loan B
  4.52%, due 5/19/12                                  3,990,000      4,019,925
Western Wireless Corp.
  Term Loan A
  5.10%-5.32%, due 5/28/10                            1,658,878      1,660,655
  Term Loan B
  5.87%-6.19%, due 5/31/11                            2,977,500      2,988,666
                                                                  ------------
                                                                    24,724,007
                                                                  ------------
Total Floating Rate Loans
  (Cost $552,954,063)                                              553,657,149
                                                                  ------------

FOREIGN FLOATING RATE LOANS (5.6%)
------------------------------------------------------------------------------
ALUMINUM (0.2%)
Novelis, Inc.
  Term Loan
  4.50%, due 1/9/12                                   1,365,976      1,385,069
                                                                  ------------

 110   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

FOREIGN FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
BROADCASTING & CABLE TV (0.8%)
New Skies Satellites B.V.
  Term Loan
  5.50%-5.688%, due 5/2/11                          $ 3,227,478   $  3,237,564
UPC Broadband Holdings B.V.
  Term Loan H-2
  5.752%, due 9/30/12                                 2,000,000      1,998,572
                                                                  ------------

                                                                     5,236,136
                                                                  ------------

CONSTRUCTION MATERIALS (0.6%)
St. Mary's Cement, Inc.
  Term Loan B
  5.0925%, due 12/4/09                                3,979,874      4,014,698
                                                                  ------------

DIVERSIFIED CHEMICALS (0.5%)
Invista Canada Co.
  Tranche B2 Term Loan
  5.375%, due 4/29/11                                 1,021,794      1,040,314
Invista S.A.R.L.
  Tranche B1 Term Loan
  5.375%, due 4/29/11                                 2,355,088      2,397,774
                                                                  ------------

                                                                     3,438,088
                                                                  ------------

ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
Exide Technologies, Inc.
  Euro Term Loan D
  6.063%-6.50%, due 5/5/10                              946,294        953,392
                                                                  ------------

ELECTRONIC EQUIPMENT MANUFACTURERS (0.8%)
Invensys International Holdings, Ltd.
  Bonding Facility
  5.951%, due 3/5/09                                    972,960        980,257
  First Lien Term Loan
  6.881%, due 9/5/09                                  1,250,000      1,267,188
  Term Loan B
  6.881%, due 9/5/09                                  2,941,998      2,982,451
                                                                  ------------

                                                                     5,229,896
                                                                  ------------

GENERAL MERCHANDISE STORES (0.6%)
Dollarama Group L.P.
  Term Loan B
  5.02%, due 11/18/11                                 3,990,000      4,012,444
                                                                  ------------

PHARMACEUTICALS (0.1%)
Warner Chilcott Corp.
  Tranche D Acquisition
  5.72%, due 1/18/12                                    304,867        307,154
                                                                  ------------

TRADING COMPANIES & DISTRIBUTORS (0.8%)
Ashtead Group PLC
  Term Loan B
  5.0625%, due 11/12/09                               5,000,000      5,064,585
                                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (1.1%)
V  Intelsat Bermuda Ltd.
  Term Loan
  4.84325%, due 7/28/11                               6,982,500      7,024,395
                                                                  ------------

Total Foreign Floating Rate Loans
  (Cost $36,640,291)                                                36,665,857
                                                                  ------------

Total Long-Term Investments
  (Cost $590,594,354)                                              591,325,506
                                                                  ------------

SHORT TERM INVESTMENT (10.2%)
------------------------------------------------------------------------------

FEDERAL AGENCY
Federal Home Loan Bank
  2.65%, due 5/2/05                                  66,804,000     66,799,082
                                                                  ------------

Total Short-Term Investment
  (Cost $66,799,082)                                                66,799,082
                                                                  ------------

Total Investments
  (Cost $657,393,436) (e)                                 100.9%   658,124,588(f)
                                                                  ------------

Liabilities in Excess of
  Cash and Other Assets                                    (0.9)    (5,796,782)
                                                           -----   ------------
Net Assets                                                100.0%  $652,327,806
                                                          ======  ============

(a)  May be sold to institutional investors only.
(b) Floating Rate Loans generally pay interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate
     ("LIBOR") or other short-term rates. The rate show is the rate(s) in effect at April 30, 2005. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate
     Loan (see Note 2(H)).
(c)  This security has additional commitments and contingencies (see Note 6).
(d)  Illiquid security.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f) At April 30, 2005 net unrealized appreciation was $731,152, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,271,522 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,540,370.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   111

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $657,393,436)                $658,124,588
Cash                                               1,381,764
Receivables:
  Fund shares sold                                 8,077,521
  Investment securities sold                       2,024,776
  Interest                                         2,553,041
Other Assets                                         116,647
                                                ------------
    Total assets                                 672,278,337
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                 17,631,197
  Fund shares redeemed                               786,216
  Manager                                            304,335
  NYLIFE Distributors                                113,062
  Transfer agent                                      73,399
Accrued expenses                                     222,296
Dividend payable                                     820,026
                                                ------------
    Total liabilities                             19,950,531
                                                ------------
Net assets                                      $652,327,806
                                                ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of .001 per share)
  1 billion shares authorized:
  Class A                                       $     45,056
  Class B                                              5,554
  Class C                                             14,185
  Class I                                                312
Additional paid-in capital                       652,684,029
Distribution in excess of net investment
  income                                            (374,155)
Net realized loss on investments                    (778,327)
Net unrealized appreciation on investments           731,152
                                                ------------
Net assets                                      $652,327,806
                                                ============
CLASS A
Net assets applicable to outstanding shares     $451,351,993
                                                ============
Shares of capital stock outstanding               45,056,012
                                                ============
Net asset value per share outstanding           $      10.02
                                                ============
Maximum sales charge (3.00% of offering price)          0.31
                                                ------------
Maximum offering price per share outstanding    $      10.33
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 55,662,792
                                                ============
Shares of capital stock outstanding                5,553,523
                                                ============
Net asset value per share outstanding           $      10.02
                                                ============
CLASS C
Net assets applicable to outstanding shares     $142,182,638
                                                ============
Shares of capital stock outstanding               14,184,941
                                                ============
Net asset value per share outstanding           $      10.02
                                                ============
CLASS I
Net assets applicable to outstanding shares     $  3,130,383
                                                ============
Shares of capital stock outstanding                  312,327
                                                ============
Net asset value per share outstanding           $      10.02
                                                ============

 112   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $11,476,452
                                                 -----------
    Total Income                                  11,476,452
                                                 -----------
EXPENSES:
  Manager                                          1,467,691
  Service -- Class A                                 427,334
  Service -- Class B                                  52,590
  Service -- Class C                                 128,517
  Distribution -- Class B                            157,770
  Distribution -- Class C                            385,550
  Transfer agent                                     140,832
  Professional                                       107,248
  Offering                                            81,794
  Custodian                                           29,927
  Directors                                           19,397
  Portfolio pricing                                   19,298
  Shareholder communication                           18,288
  Registration                                         3,510
  Miscellaneous                                       56,319
                                                 -----------
    Net expenses                                   3,096,065
                                                 -----------
Net investment income                              8,380,387
                                                 -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                    (549,319)
Net change in unrealized appreciation on
  investments                                       (460,039)
                                                 -----------
Net realized and unrealized loss on investments   (1,009,358)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 7,371,029
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   113

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                              2005       2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $  8,380,387   $  2,982,232
 Net realized loss on investments         (549,319)      (229,008)
 Net change in unrealized
  appreciation on investments             (460,039)     1,191,191
                                      ---------------------------
 Net increase in net assets
  resulting from operations              7,371,029      3,944,415
                                      ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                              (6,233,181)    (2,420,439)
   Class B                                (612,434)      (337,800)
   Class C                              (1,486,525)      (596,756)
   Class I                                 (48,237)       (17,539)
                                      ---------------------------
 Total dividends to shareholders        (8,380,377)    (3,372,534)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             245,710,530    269,458,103
   Class B                              25,042,837     42,644,547
   Class C                              72,937,912     89,961,938
   Class I                                 847,607      2,283,052

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Class A                               3,163,445      1,301,078
   Class B                                 496,114        269,715
   Class C                                 950,262        384,865
   Class I                                  46,572         16,626
                                      ---------------------------
                                       349,195,279    406,319,924
 Cost of shares redeemed:+
   Class A                             (51,809,006)   (16,151,177)
   Class B                              (8,019,917)    (4,759,409)
   Class C                             (17,279,262)    (4,669,150)
   Class I                                 (57,689)        (4,320)
                                      ---------------------------
                                       (77,165,874)   (25,584,056)
                                      ---------------------------
    Increase in net assets derived
     from capital share transactions   272,029,405    380,735,868
                                      ---------------------------
    Net increase in net assets         271,020,057    381,307,749
NET ASSETS:
Beginning of year                      381,307,749             --
                                      ---------------------------
End of year                           $652,327,806   $381,307,749
                                      ===========================
Distribution in excess of net
 investment income at end of period   $   (374,155)  $   (374,165)
                                      ===========================

+ Cost of shares redeemed net of redemption fee of $43,747 for the six months ended April 30, 2005 and $47,683 for the year ended October 31, 2004, respectively.

 114   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                 CLASS A                          CLASS B
                                                       ---------------------------      ---------------------------
                                                                         MAY 3,                           MAY 3,
                                                       SIX MONTHS         2004*         SIX MONTHS        2004**
                                                         ENDED           THROUGH          ENDED           THROUGH
                                                       APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,
                                                         2005**           2004            2005**           2004
Net asset value at beginning of period                  $  10.03        $  10.00         $ 10.03          $ 10.00
                                                        --------        --------         -------          -------
Net investment income                                       0.18            0.14(a)         0.14             0.10(a)
Net realized and unrealized gain (loss) on
  investments                                              (0.01)           0.04           (0.01)            0.04
                                                        --------        --------         -------          -------
Total from investment operations                            0.17            0.18            0.13             0.14
                                                        --------        --------         -------          -------
Less dividends:
  From net investment income                               (0.18)          (0.15)          (0.14)           (0.11)
                                                        --------        --------         -------          -------
Redemption fee                                              0.00(b)         0.00(b)         0.00(b)          0.00(b)
                                                        --------        --------         -------          -------
Net asset value at end of period                        $  10.02        $  10.03         $ 10.02          $ 10.03
                                                        ========        ========         =======          =======
Total investment return (c)                                 1.71%(d)        1.79%(d)        1.33%(d)         1.41%(d)
Ratios (to average net assets)/Supplemental Data:
    Net investment income                                   3.65%+          2.83%+          2.90%+           2.08%+
    Net expenses                                            1.04%+          1.07%+          1.79%+           1.82%+
    Expenses (before reimbursement)                         1.04%+          1.07%+          1.79%+           1.82%+
Portfolio turnover rate                                        4%              3%              4%               3%
Net assets at end of period (in 000's)                  $451,352        $254,969         $55,663          $38,233

*    Commencement of Operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.

 116   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

              CLASS C                          CLASS I
    ---------------------------      ---------------------------
                      MAY 3,                           MAY 3,
    SIX MONTHS         2004*         SIX MONTHS         2004*
      ENDED           THROUGH          ENDED           THROUGH
    APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,
      2005**           2004            2005**           2004
     $  10.03         $ 10.00          $10.03          $10.00
     --------         -------          ------          ------
         0.14            0.10(a)         0.19            0.15(a)
        (0.01)           0.04           (0.01)           0.04
     --------         -------          ------          ------
         0.13            0.14            0.18            0.19
     --------         -------          ------          ------
        (0.14)          (0.11)          (0.19)          (0.16)
     --------         -------          ------          ------
         0.00(b)         0.00(b)         0.00(b)         0.00(b)
     --------         -------          ------          ------
     $  10.02         $ 10.03          $10.02          $10.03
     ========         =======          ======          ======
         1.33%(d)        1.41%(d)        1.83%(d)        1.92%(d)
         2.90%+          2.08%+          3.90%+          3.08%+
         1.79%+          1.82%+          0.79%+          0.82%+
         1.79%+          1.82%+          0.79%+          0.82%+
            4%              3%              4%              3%
     $142,184         $85,807          $3,130          $2,298

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   117

MAINSTAY INDEXED BOND FUND
INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges       -2.39%   1.40%  6.03%   5.93%
Excluding sales charges   0.63    4.54   6.68    6.25

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INDEXED BOND FUND          CITIGROUP BIG BOND INDEX
                                                                 --------------------------          ------------------------
4/30/95                                                                     9700                              10000
                                                                           10470                              10855
                                                                           11086                              11637
                                                                           12201                              12914
                                                                           12788                              13728
                                                                           12870                              13889
                                                                           14319                              15608
                                                                           15303                              16832
                                                                           16856                              18591
                                                                           17011                              18941
4/30/05                                                                    17783                              19961

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          0.78%   4.77%  6.93%   6.50%

(PERFORMANCE GRAPH)

                                                                 MAINSTAY INDEXED BOND FUND          CITIGROUP BIG BOND INDEX
                                                                 --------------------------          ------------------------
4/30/95                                                                    10000                              10000
                                                                           10818                              10855
                                                                           11481                              11637
                                                                           12665                              12914
                                                                           13306                              13728
                                                                           13426                              13889
                                                                           14971                              15608
                                                                           16036                              16832
                                                                           17706                              18591
                                                                           17912                              18941
4/30/05                                                                    18766                              19961

                                                     SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                               MONTHS   YEAR   YEARS   YEARS

Citigroup Broad Investment Grade (BIG) Bond
Index(1)                                             1.01%   5.39%  7.52%   7.16%
Average Lipper general U.S. government fund(2)       1.07    4.80   6.21    5.94

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (1/2/91) through 12/31/03, performance for Class A shares (first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge and fees and expenses for Class A shares.
1. The Citigroup Broad Investment Grade (BIG) Bond Index--the BIG Index--is an unmanaged index that is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. The BIG Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 118   MainStay Indexed Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INDEXED BOND FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/04           4/30/05           PERIOD(1)           4/30/05            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,006.30            $3.98            $1,021.00             $4.01
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,007.85            $2.44            $1,022.55             $2.46
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.80% for Class A, and 0.49% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                   www.mainstayfunds.com     119

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                73.5%
Short-Term Investments (collateral from securities lending is 25.6%)              40.5%
Corporate Bonds                                                                   20.1%
Foreign Corporate Bonds                                                            3.2%
Yankee Bonds                                                                       1.3%
Asset-Backed Securities                                                            0.8%
Liabilities in Excess of Cash and Other Assets                                   (39.4)%

See Portfolio of Investments on page 123 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note 3.375%, due 2/15/08
 2.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security) 5.50%, due 5/15/34 TBA
 3.  Federal National Mortgage Association (Mortgage
     Pass-Through Security) 5.00%, due 5/15/34 TBA
 4.  United States Treasury Note 4.00%, due 2/15/14
 5.  United States Treasury Bond 5.375%, due 2/15/31
 6.  Federal National Mortgage Association (Mortgage
     Pass-Through Security) 6.00%, due 5/15/34 TBA
 7.  Federal National Mortgage Association (Mortgage
     Pass-Through Security) 5.50%, due 5/15/34 TBA
 8.  United States Treasury Note 3.125%, due 5/15/07
 9.  United States Treasury Note 2.625%, due 11/15/06
10.  United States Treasury Note 2.375%, due 8/15/06

 120   MainStay Indexed Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Paul Cunningham and Donald F. Serek of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its total assets in fixed-income securities, including investment-grade corporate bonds, U.S. dollar-denominated securities of foreign issuers, U.S. Treasury or agency issues, and other securities. In implementing this strategy, we employ a specialized method to track the performance of the Citigroup Broad Investment Grade Bond Index (the BIG Index).(1) Typically, the Fund does not invest in all of the securities in the BIG Index. Instead it invests in a representative selection of fixed-income securities that, in the aggregate, are expected to mirror the performance of the BIG Index.

WHAT WERE THE MAJOR FACTORS THAT AFFECTED THE INVESTMENT-GRADE BOND MARKET DURING THE SIX-MONTH REPORTING PERIOD?

Bond prices fluctuated during the Fund's semiannual period in response to the changing outlook for the U.S. economy and for inflation. As expected, when the economy appeared to be strengthening or when inflation appeared to be accelerating, interest rates rose and bond prices fell. (Interest rates and bond prices tend to move in opposite directions.) On the other hand, when the economic recovery appeared to be losing momentum or when inflation appeared to be decelerating, interest rates declined and bond prices rose.

During the reporting period, the Federal Open Market Committee raised interest rates 25 basis points on four separate occasions--in November and December 2004 and in February and March 2005. (A basis point is 1/100th of one percentage point.) These four rate hikes brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end. The 10-year Treasury note closed the reporting period at 4.20%, although it traded as low as 3.99% in February 2005 and as high as 4.64% in March 2005.

HOW DID YOU POSITION THE FUND DURING THE REPORTING PERIOD?

The Fund seeks to track the total-return performance of the BIG Index. Since the Fund does not hold every security in the Index, the Fund's performance will vary from that of the Index. Aside from activity to accommodate new investments and share redemptions, most of the Fund's investment activity during the reporting period was intended to reduce excess exposure of the Fund relative to the benchmark.

HOW DID THE FUND PERFORM RELATIVE TO THE BIG INDEX?

The Fund's results and those of its benchmark are provided on page 118. Excluding all sales charges, both share classes of the Fund underperformed the BIG Index for the six months ended April 30, 2005, largely because of sector and issue selection. Of course, the Fund incurs expenses that an unmanaged index does not. As a result, there are times when the Fund's performance will lag the Index.

HOW DID THE VARIOUS SECTORS OF THE BIG INDEX PERFORM?

For the six months ended April 30, 2005, mortgage-backed securities showed the strongest performance, with a total return of 1.43%.(2) In the credit component of the BIG Index, A-rated bonds(3) returned


Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, interest- rate, and maturities risk and can lose principal value when interest rates rise. The Fund may experience a turnover rate of 100%, which may generate short-term capital gains, which are taxable to the shareholder.
1. See footnote on page 118 for more information on the Citigroup Broad Investment Grade Bond Index.
2. Performance figures represent total-return performance for BIG Index securities in the sectors mentioned. Since the Fund does not invest in all of the securities in the Index, Fund results may differ.
3. Debt rated AA by Standard & Poor's is deemed by Standard & Poor's to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

                                                   www.mainstayfunds.com     121

1.29%, and AA-rated bonds returned 0.58%. At -0.10%, bonds rated BBB provided the weakest performance.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE FUND?

As we approach the middle of 2005, we believe that the performance of the investment-grade fixed-income market and the Fund may be affected by several factors. Economic reports that indicate strength in the economy--such as an improving job market or heightened inflation--will likely cause interest rates to rise. Other concerns, such as geopolitical unrest, terrorism, and issuer-specific uncertainties, could also have an impact on the bond market and on the Fund.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 122   MainStay Indexed Bond Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
LONG-TERM BONDS (98.9%)+
ASSET-BACKED SECURITIES (0.8%)
-------------------------------------------------------------------------------
AIRLINES (0.1%)
Northwest Airlines, Inc. Series 2000-1 Class G
  8.072%, due 10/1/19                               $    176,968   $    194,816
                                                                   ------------

CREDIT CARDS (0.7%)
Bank One Issuance Trust Series 2002-A3 Class A3
  3.59%, due 9/15/07                                   1,000,000        990,367
MBNA Credit Card Master Note Trust
  Series 2002-A1 Class A1
  4.95%, due 1/15/07                                   1,000,000      1,018,937
                                                                   ------------
                                                                      2,009,304
                                                                   ------------
Total Asset-Backed Securities (Cost $2,205,392)                       2,204,120
                                                                   ------------

CORPORATE BONDS (20.1%)
-------------------------------------------------------------------------------
AEROSPACE (0.5%)
Boeing Co. (The)
  6.125%, due 2/15/33                                    250,000        277,060
General Dynamics Corp.
  4.25%, due 5/15/13                                     100,000         96,887
Goodrich Corp.
  6.45%, due 12/15/07                                     46,000         48,366
Litton Industries, Inc.
  8.00%, due 10/15/09                                    100,000        113,666
Lockheed Martin Corp.
  7.65%, due 5/1/16                                      250,000        303,599
Northrop Grumman Corp.
  7.125%, due 2/15/11                                    100,000        112,475
  7.875%, due 3/1/26                                     100,000        128,209
Raytheon Co.
  5.50%, due 11/15/12                                    100,000        104,825
  6.40%, due 12/15/18                                    100,000        110,615
  6.75%, due 8/15/07                                      88,000         92,527
                                                                   ------------
                                                                      1,388,229
                                                                   ------------
AUTOMOTIVE MANUFACTURERS (1.5%)
DaimlerChrysler North America Holdings, Inc.
  4.05%, due 6/4/08                                      250,000        240,825
  6.40%, due 5/15/06                                     250,000        254,158
  8.50%, due 1/18/31                                     250,000        285,504

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
AUTOMOTIVE MANUFACTURERS (CONTINUED)
Ford Motor Credit Co.
  6.50%, due 1/25/07                                $    250,000   $    249,975
  6.875%, due 2/1/06                                     200,000        202,303
  7.00%, due 10/1/13 (d)                                 350,000        314,991
  7.25%, due 10/25/11                                    250,000        231,075
  7.375%, due 2/1/11                                     500,000        468,298
  7.875%, due 6/15/10                                    504,000        485,048
General Motors Acceptance Corp.
  5.85%, due 1/14/09                                     100,000         91,578
  6.125%, due 9/15/06                                    700,000        695,827
  6.15%, due 4/5/07                                      100,000         98,076
  6.875%, due 8/28/12                                    400,000        344,581
General Motors Corp.
  7.125%, due 7/15/13 (d)                                100,000         79,394
  8.375%, due 7/15/33 (d)                                500,000        380,590
Toyota Motor Credit Corp.
  4.25%, due 3/15/10                                     100,000         99,570
                                                                   ------------
                                                                      4,521,793
                                                                   ------------
BANKING (3.1%)
ABN-Amro Bank N.V.
  7.55%, due 6/28/06                                     403,000        419,511
Bank of America Corp.
  5.375%, due 6/15/14                                    250,000        260,469
  5.875%, due 2/15/09                                    250,000        263,443
  7.40%, due 1/15/11                                     500,000        568,808
Bank One Corp.
  5.90%, due 11/15/11                                    250,000        266,485
  6.875%, due 8/1/06                                     250,000        259,007
Bankers Trust Corp.
  8.25%, due 5/1/05                                      250,000        250,000
Branch Banking & Trust Co.
  Wilson North Carolina Series BKNT
  4.875%, due 1/15/13                                    100,000        100,719
Capital One Bank
  Series BNKT
  4.25%, due 12/1/08                                     100,000         98,807
  5.125%, due 2/15/14                                    100,000         99,219
Citigroup, Inc.
  4.875%, due 5/7/15                                     250,000        248,863
  5.00%, due 3/6/07                                      250,000        254,135
  5.625%, due 8/27/12                                    100,000        105,370
  5.875%, due 2/22/33                                    250,000        262,149

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   123

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
BANKING (CONTINUED)
Fleet National Bank
  5.75%, due 1/15/09                                $    250,000   $    261,281
HSBC Bank USA
  Series BNKT
  3.875%, due 9/15/09                                    100,000         97,603
JPMorgan Chase & Co.
  4.875%, due 3/15/14                                    250,000        248,122
  6.75%, due 2/1/11                                      500,000        552,385
Key Bank National Association
  5.00%, due 7/17/07                                     100,000        101,913
MBNA America Bank
  5.375%, due 1/15/08                                    300,000        306,885
Mellon Funding Corp.
  5.00%, due 12/1/14                                     250,000        253,149
National City Bank of Pennsylvania
  6.25%, due 3/15/11                                     250,000        272,866
PNC Bank NA
  Series BNKT
  5.25%, due 1/15/17                                      75,000         75,972
PNC Funding Corp.
  7.50%, due 11/1/09                                     100,000        111,862
SunTrust Banks, Inc.
  5.05%, due 7/1/07                                      250,000        254,515
U.S. Bank National Association
  6.375%, due 8/1/11                                     250,000        274,263
UFJ Bank Ltd.
  7.40%, due 6/15/11                                     100,000        112,739
Union Bank of Switzerland-New York
  7.25%, due 7/15/06                                     250,000        258,594
Wachovia Bank National Association
  4.85%, due 7/30/07                                     500,000        510,329
  4.875%, due 2/1/15                                     250,000        249,502
Wachovia Corp.
  6.25%, due 8/4/08                                      250,000        264,864
Washington Mutual Financial Corp.
  6.875%, due 5/15/11                                    100,000        111,749
Washington Mutual, Inc.
  4.00%, due 1/15/09                                     100,000         98,203
  4.20%, due 1/15/10                                     250,000        245,266
  7.50%, due 8/15/06                                     250,000        260,222

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
BANKING (CONTINUED)
Wells Fargo Bank NA
  6.45%, due 2/1/11                                 $    500,000   $    546,859
                                                                   ------------
                                                                      8,926,128
                                                                   ------------
BEVERAGE/BOTTLING (0.3%)
Anheuser-Busch Cos., Inc.
  5.95%, due 1/15/33                                     250,000        274,598
Coca-Cola Enterprises, Inc.
  8.50%, due 2/1/22                                      252,000        339,375
Pepsi Bottling Holdings, Inc.
  5.625%, due 2/17/09 (a)                                250,000        261,467
                                                                   ------------
                                                                        875,440
                                                                   ------------
BROADCAST/OUTDOOR (0.1%)
Clear Channel Communications, Inc.
  5.50%, due 9/15/14                                     100,000         94,715
  6.00%, due 11/1/06                                     200,000        203,276
  7.65%, due 9/15/10                                     100,000        107,955
                                                                   ------------
                                                                        405,946
                                                                   ------------
BUILDING PRODUCTS (0.1%)
American Standard, Inc.
  7.375%, due 2/1/08                                      50,000         53,670
CRH America, Inc.
  5.30%, due 10/15/13                                    100,000        101,699
Masco Corp.
  6.75%, due 3/15/06                                     100,000        102,391
                                                                   ------------
                                                                        257,760
                                                                   ------------
CABLE (1.1%)
AT&T Broadband Corp.
  8.375%, due 3/15/13                                    250,000        303,503
Comcast Cable Communications, Inc.
  6.375%, due 1/30/06                                    100,000        101,691
  7.125%, due 6/15/13                                    250,000        284,648
Comcast Corp.
  7.05%, due 3/15/33                                     100,000        116,866
Cox Communications, Inc.
  7.75%, due 8/15/06-11/1/10                             300,000        328,966
Liberty Media Corp.
  8.25%, due 2/1/30                                      100,000        102,123
News America, Inc.
  5.30%, due 12/15/14                                    200,000        200,335
  7.25%, due 5/18/18                                     100,000        115,170
Time Warner, Inc.
  5.625%, due 5/1/05                                     250,000        250,000
  6.625%, due 5/15/29                                    250,000        271,795
  6.75%, due 4/15/11                                     250,000        274,643
  6.875%, due 5/1/12                                     125,000        139,208
  7.625%, due 4/15/31                                    150,000        182,790

 124   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
CABLE (CONTINUED)
Viacom, Inc.
  5.625%, due 8/15/12                               $    250,000   $    251,737
Walt Disney Co. (The)
  6.375%, due 3/1/12                                     250,000        272,659
  6.75%, due 3/30/06                                     100,000        102,578
                                                                   ------------
                                                                      3,298,712
                                                                   ------------
CHEMICALS (0.3%)
Dow Chemical Co. (The)
  6.00%, due 10/1/12                                     100,000        108,304
E.I. du Pont de Nemours & Co.
  4.75%, due 11/15/12                                    250,000        253,725
Eastman Chemical Co.
  7.25%, due 1/15/24                                     100,000        117,545
ICI Wilmington, Inc.
  4.375%, due 12/1/08                                    100,000         98,873
Praxair, Inc.
  3.95%, due 6/1/13                                      100,000         95,118
Rohm & Haas Co.
  7.85%, due 7/15/29                                     100,000        134,195
                                                                   ------------
                                                                        807,760
                                                                   ------------
CONGLOMERATE/DIVERSIFIED MANUFACTURING (0.2%)
Emerson Electric Co.
  7.125%, due 8/15/10                                    250,000        281,457
Honeywell International, Inc.
  7.50%, due 3/1/10                                      100,000        113,104
United Technologies Corp.
  6.35%, due 3/1/11                                      250,000        273,181
                                                                   ------------
                                                                        667,742
                                                                   ------------
CONSUMER PRODUCTS (0.2%)
Procter & Gamble Co. (The)
  6.875%, due 9/15/09                                    250,000        276,456
Unilever Capital Corp.
  6.875%, due 11/1/05                                    285,000        289,648
                                                                   ------------
                                                                        566,104
                                                                   ------------
DIVERSIFIED TELECOMMUNICATIONS (1.1%)
ALLTEL Corp.
  4.656%, due 5/17/07                                    100,000        100,850
  7.00%, due 7/1/12                                      250,000        284,052
BellSouth Corp.
  5.20%, due 9/15/14                                     100,000        101,303
  6.875%, due 10/15/31                                   250,000        287,642
CenturyTel, Inc.
  Series H
  8.375%, due 10/15/10                                   100,000        113,894

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
DIVERSIFIED TELECOMMUNICATIONS (CONTINUED)
SBC Communications, Inc.
  5.10%, due 9/15/14                                $    200,000   $    200,090
  5.875%, due 2/1/12                                     100,000        106,103
  6.15%, due 9/15/34                                     250,000        259,400
Sprint Capital Corp.
  8.375%, due 3/15/12                                    500,000        592,099
  8.75%, due 3/15/32                                     100,000        134,468
Telecom Italia Capital
  4.95%, due 9/30/14                                     150,000        146,111
  6.375%, due 11/15/33                                   100,000        104,263
Verizon Global Funding Corp.
  6.125%, due 6/15/07                                    250,000        259,788
  7.75%, due 12/1/30                                     250,000        311,079
Verizon Pennsylvania
  Series A
  5.65%, due 11/15/11                                    250,000        259,194
                                                                   ------------
                                                                      3,260,336
                                                                   ------------
ELECTRIC UTILITIES (1.3%)
American Electric Power Co., Inc.
  5.375%, due 3/15/10                                    200,000        205,832
Arizona Public Service Co.
  6.375%, due 10/15/11                                   100,000        109,203
CenterPoint Energy Houston Electric LLC
  Series K2
  6.95%, due 3/15/33                                     100,000        120,231
Consolidated Edison Co. of New York
  Series 2002 A
  5.625%, due 7/1/12                                     100,000        105,356
Constellation Energy Group, Inc.
  6.125%, due 9/1/09                                     100,000        106,049
Consumers Energy Co.
  Series B
  5.375%, due 4/15/13                                    100,000        102,018
Dominion Resources, Inc.
  5.00%, due 3/15/13                                     100,000        100,103
  Series B
  6.25%, due 6/30/12                                     150,000        162,059
DTE Energy Co.
  7.05%, due 6/1/11                                      100,000        111,435
Duke Energy Corp.
  6.45%, due 10/15/32                                    250,000        274,040
FirstEnergy Corp.
  Series B
  6.45%, due 11/15/11                                    200,000        214,799
FPL Group Capital, Inc.
  7.375%, due 6/1/09                                     250,000        277,006

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   125

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)
MidAmerican Energy Holdings Co.
  5.875%, due 10/1/12                               $    100,000   $    105,338
MidAmerican Funding LLC
  6.75%, due 3/1/11                                      100,000        109,964
Northern States Power Co.
  6.875%, due 8/1/09                                     100,000        109,238
Oncor Electric Delivery Co.
  6.375%, due 5/1/12                                     100,000        108,748
  7.00%, due 9/1/22                                      100,000        115,764
Pacific Electric & Gas Co.
  6.05%, due 3/1/34                                      250,000        267,136
Pepco Holdings, Inc.
  6.45%, due 8/15/12                                     100,000        108,096
Progress Energy, Inc.
  6.85%, due 4/15/12                                     250,000        272,979
PSI Energy, Inc.
  5.00%, due 9/15/13                                     100,000        100,995
Scana Corp.
  6.25%, due 2/1/12                                      100,000        108,841
Sempra Energy
  6.00%, due 2/1/13                                      100,000        105,996
Southern California Edison Co.
  5.00%, due 1/15/14                                     100,000        101,238
  6.00%, due 1/15/34                                     100,000        107,940
Southern Power Co.
  Series B
  6.25%, due 7/15/12                                     100,000        107,889
Union Electric Co.
  4.65%, due 10/1/13                                     100,000         99,631
Wisconsin Energy Corp.
  6.50%, due 4/1/11                                      100,000        109,209
                                                                   ------------
                                                                      3,927,133
                                                                   ------------
ELECTRONICS (0.1%)
Motorola, Inc.
  7.50%, due 5/15/25                                     100,000        116,842
                                                                   ------------
ENVIRONMENTAL SERVICES (0.1%)
Waste Management, Inc.
  7.00%, due 10/15/06                                    100,000        103,899
  7.125%, due 12/15/17                                   100,000        115,029
                                                                   ------------
                                                                        218,928
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
FINANCE -- OTHER (0.3%)
American Express Treasury
  Series E
  3.625%, due 2/20/09                               $    250,000   $    243,910
National Rural Utilities Cooperative Finance Corp.
  5.75%, due 8/28/09                                     250,000        262,173
SLM Corp.
  5.625%, due 8/1/33                                     250,000        256,788
UFJ Finance Aruba AEC
  6.75%, due 7/15/13                                     100,000        110,228
                                                                   ------------
                                                                        873,099
                                                                   ------------
FOOD PROCESSORS (0.6%)
Archer-Daniels-Midland Co.
  8.125%, due 6/1/12                                     250,000        303,919
Campbell Soup Co.
  4.875%, due 10/1/13                                    100,000        101,200
ConAgra Foods, Inc.
  6.00%, due 9/15/06                                     100,000        102,435
  7.875%, due 9/15/10                                    100,000        115,305
General Mills, Inc.
  5.125%, due 2/15/07                                    100,000        101,834
  6.00%, due 2/15/12                                      65,000         69,939
H.J. Heinz Finance Co.
  6.625%, due 7/15/11                                    250,000        277,825
Kellogg Co.
  Series B
  6.00%, due 4/1/06                                      100,000        102,002
  6.60%, due 4/1/11                                      100,000        110,587
Kraft Foods, Inc.
  6.25%, due 6/1/12                                      250,000        271,560
Sara Lee Corp.
  6.25%, due 9/15/11                                     150,000        163,332
Tyson Foods, Inc.
  7.25%, due 10/1/06                                     140,000        146,097
                                                                   ------------
                                                                      1,866,035
                                                                   ------------
FOREIGN SOVEREIGN (0.1%)
Republic of Korea
  8.875%, due 4/15/08                                    250,000        280,760
                                                                   ------------

GAMING (0.0%) (g)
Harrah's Operating Co., Inc.
  8.00%, due 2/1/11                                      100,000        114,116
                                                                   ------------

GAS PIPELINES (0.2%)
Enterprise Products Partners L.P.
  Series B
  6.875%, due 3/1/33                                     100,000        107,628

 126   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
GAS PIPELINES (CONTINUED)
Kinder Morgan Energy Partners, L.P.
  5.15%, due 3/1/15                                 $    100,000   $     99,387
  6.75%, due 3/15/11                                     100,000        110,104
  7.125%, due 3/15/12                                    150,000        169,405
TransCanada Pipelines Ltd.
  4.00%, due 5/15/13                                     100,000         95,105
                                                                   ------------
                                                                        581,629
                                                                   ------------
GAS UTILITIES -- LOCAL DISTRIBUTORS (0.2%)
KeySpan Corp.
  4.65%, due 4/1/13                                      100,000         99,649
Michigan Consolidated Gas Co.
  Series B
  7.15%, due 5/30/06                                     375,000        387,441
NiSource Finance Corp.
  6.15%, due 3/1/13                                      100,000        108,243
  7.625%, due 11/15/05                                   100,000        102,042
                                                                   ------------
                                                                        697,375
                                                                   ------------
HEALTH CARE FACILITIES (0.1%)
HCA, Inc.
  6.75%, due 7/15/13                                     100,000        103,009
  7.125%, due 6/1/06                                     100,000        102,616
                                                                   ------------
                                                                        205,625
                                                                   ------------
HOME BUILDERS (0.1%)
Centex Corp.
  7.50%, due 1/15/12                                     100,000        112,960
Pulte Homes, Inc.
  7.875%, due 8/1/11                                     100,000        113,460
                                                                   ------------
                                                                        226,420
                                                                   ------------
INDEPENDENT FINANCE (1.6%)
American General Finance Corp.
  Series G
  5.75%, due 3/15/07                                     250,000        256,523
CIT Group, Inc.
  5.75%, due 9/25/07                                     250,000        258,360
  7.75%, due 4/2/12                                      250,000        291,516
CitiFinancial Credit Co.
  8.70%, due 6/15/10                                     227,000        269,921
General Electric Capital Corp.
  5.00%, due 6/15/07                                     750,000        763,085
  6.00%, due 6/15/12                                   1,000,000      1,075,035
  6.75%, due 3/15/32                                     250,000        298,347
  Series A
  6.80%, due 11/1/05                                     250,000        254,075

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
INDEPENDENT FINANCE (CONTINUED)
Household Finance Corp.
  5.75%, due 1/30/07                                $    250,000   $    256,807
  6.375%, due 10/15/11                                   350,000        381,133
  6.40%, due 6/17/08                                     250,000        264,641
International Lease Finance Corp.
  Series O
  4.375%, due 11/1/09                                    250,000        247,951
                                                                   ------------
                                                                      4,617,394
                                                                   ------------
INFORMATION/DATA TECHNOLOGY (0.3%)
Computer Sciences Corp.
  5.00%, due 2/15/13                                     100,000         99,916
Electronic Data Systems Corp.
  Series B
  6.50%, due 8/1/13                                      100,000        102,075
First Data Corp.
  4.70%, due 8/1/13                                      100,000         99,619
Hewlett-Packard Co.
  3.625%, due 3/15/08                                    250,000        246,714
International Business Machines Corp.
  4.25%, due 9/15/09                                     150,000        149,579
  6.50%, due 1/15/28                                     100,000        114,425
  7.50%, due 6/15/13                                     100,000        117,962
                                                                   ------------
                                                                        930,290
                                                                   ------------
INTEGRATED OIL (0.5%)
Amerada Hess Corp.
  7.30%, due 8/15/31                                     100,000        114,306
Amoco Co.
  6.50%, due 8/1/07                                      250,000        262,924
Conoco, Inc.
  6.35%, due 4/15/09                                     150,000        161,097
ConocoPhillips
  5.90%, due 10/15/32                                    250,000        270,796
Marathon Oil Corp.
  6.80%, due 3/15/32                                     100,000        113,223
Pemex Project Funding Master Trust
  7.375%, due 12/15/14                                   350,000        380,275
Texaco Capital, Inc.
  9.75%, due 3/15/20                                     176,000        264,984
                                                                   ------------
                                                                      1,567,605
                                                                   ------------
LIFE INSURANCE (0.3%)
Aetna, Inc.
  7.875%, due 3/1/11                                     100,000        115,297
AIG Sunamer Global Financing VI
  6.30%, due 5/10/11 (a)                                 250,000        270,540

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   127

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
LIFE INSURANCE (CONTINUED)
Assurant, Inc.
  5.625%, due 2/15/14                               $    100,000   $    103,599
MetLife, Inc.
  6.125%, due 12/1/11                                    100,000        108,269
Prudential Financial, Inc.
  5.10%, due 9/20/14                                     100,000        101,111
UnitedHealth Group, Inc.
  5.00%, due 8/15/14                                     100,000        101,401
WellPoint, Inc.
  5.95%, due 12/15/34                                    150,000        154,884
                                                                   ------------
                                                                        955,101
                                                                   ------------
MACHINERY (0.2%)
Caterpillar, Inc.
  8.00%, due 2/15/23                                     250,000        329,156
Deere (John) Capital Corp.
  7.00%, due 3/15/12                                     250,000        284,694
                                                                   ------------
                                                                        613,850
                                                                   ------------
METALS/MINING (0.2%)
Alcoa, Inc.
  6.00%, due 1/15/12                                     250,000        269,170
BHP Finance USA Ltd.
  4.80%, due 4/15/13                                     100,000        100,611
Phelps Dodge Corp.
  8.75%, due 6/1/11                                      100,000        120,098
                                                                   ------------
                                                                        489,879
                                                                   ------------
MORTGAGE BANKING (0.1%)
Countrywide Home Loans, Inc.
  3.25%, due 5/21/08                                     250,000        241,415
  5.625%, due 5/15/07                                    100,000        102,487
                                                                   ------------
                                                                        343,902
                                                                   ------------
OIL REFINING & MARKETING (0.1%)
Valero Energy Corp.
  7.50%, due 4/15/32                                     100,000        118,101
                                                                   ------------

OIL SERVICE (0.0%) (g)
Halliburton Co.
  5.50%, due 10/15/10                                    100,000        104,080
                                                                   ------------

PAPER/FOREST PRODUCTS (0.2%)
International Paper Co.
  5.25%, due 4/1/16                                      100,000         98,205
  5.85%, due 10/30/12                                    100,000        103,514
MeadWestvaco Corp.
  6.85%, due 4/1/12                                      100,000        110,343

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
PAPER/FOREST PRODUCTS (CONTINUED)
Weyerhaeuser Co.
  6.75%, due 3/15/12                                $    200,000   $    213,508
  7.375%, due 3/15/32                                    100,000        108,760
                                                                   ------------
                                                                        634,330
                                                                   ------------
PHARMACEUTICALS (0.5%)
Bristol-Myers Squibb Co.
  5.75%, due 10/1/11                                     250,000        264,717
GlaxoSmithKline Capital, Inc.
  4.375%, due 4/15/14                                    100,000         97,503
Lilly (Eli) & Co.
  4.50%, due 3/15/18                                     100,000         95,359
Merck & Co., Inc.
  4.75%, due 3/1/15                                      250,000        245,897
Pfizer, Inc.
  4.65%, due 3/1/18                                      300,000        291,788
Schering-Plough Corp.
  6.50%, due 12/1/33                                     100,000        115,991
Wyeth
  5.50%, due 3/15/13                                     250,000        258,907
                                                                   ------------
                                                                      1,370,162
                                                                   ------------
POWER (0.1%)
Exelon Corp.
  6.75%, due 5/1/11                                      200,000        219,521
PSE&G Power LLC
  7.75%, due 4/15/11                                     100,000        114,807
                                                                   ------------
                                                                        334,328
                                                                   ------------
PROPERTY & CASUALTY INSURANCE (0.4%)
ACE Ltd.
  6.00%, due 4/1/07                                      175,000        179,757
Allstate Corp. (The)
  5.00%, due 8/15/14                                     100,000        101,295
  7.20%, due 12/1/09                                     100,000        111,452
Aon Corp.
  7.375%, due 12/14/12                                   100,000        113,206
Berkshire Hathaway, Inc.
  4.85%, due 1/15/15                                     250,000        248,183
Chubb Corp. (The)
  5.20%, due 4/1/13                                      100,000        102,348
Hartford Financial Services Group, Inc. (The)
  7.90%, due 6/15/10                                     100,000        113,287
Marsh & McLennan Cos., Inc.
  5.375%, due 7/15/14                                    100,000         97,480
SAFECO Corp.
  4.20%, due 2/1/08                                      100,000         99,606
Travelers Property Casualty Corp.
  5.00%, due 3/15/13                                     100,000        100,468
                                                                   ------------
                                                                      1,267,082
                                                                   ------------

 128   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
PUBLISHING (0.0%) (G)
Belo Corp.
  8.00%, due 11/1/08                                $    100,000   $    109,428
                                                                   ------------

RAILROADS (0.4%)
Burlington Northern Santa Fe Corp.
  6.75%, due 7/15/11                                     100,000        111,171
  7.125%, due 12/15/10                                   100,000        112,354
CSX Corp.
  6.30%, due 3/15/12                                     100,000        108,904
  7.95%, due 5/1/27                                      100,000        128,752
Norfolk Southern Corp.
  6.00%, due 4/30/08                                     100,000        104,511
  7.80%, due 5/15/27                                     150,000        192,591
Union Pacific Corp.
  5.75%, due 10/15/07                                    100,000        103,312
  6.125%, due 1/15/12                                    100,000        107,378
  6.65%, due 1/15/11                                     100,000        109,549
                                                                   ------------
                                                                      1,078,522
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (0.4%)
Avalonbay Communities, Inc.
  4.95%, due 3/15/13                                     100,000         99,247
Boston Properties, Inc.
  6.25%, due 1/15/13                                     100,000        107,443
Camden Property Trust
  4.375%, due 1/15/10                                    100,000         97,917
EOP Operating LP
  4.75%, due 3/15/14                                     100,000         96,014
  7.75%, due 11/15/07                                    425,000        458,008
ERP Operating LP
  6.95%, due 3/2/11                                      100,000        110,618
Simon Property Group, L.P.
  5.375%, due 8/28/08                                    100,000        102,446
                                                                   ------------
                                                                      1,071,693
                                                                   ------------
RESTAURANTS (0.1%)
Yum! Brands, Inc.
  8.875%, due 4/15/11                                    100,000        120,759
                                                                   ------------

RETAIL STORES -- FOOD/DRUGS (0.2%)
Albertson's, Inc.
  8.00%, due 5/1/31                                      100,000        116,592
Kroger Co. (The)
  5.50%, due 2/1/13                                      250,000        255,271
Safeway, Inc.
  5.80%, due 8/15/12                                     200,000        207,019
                                                                   ------------
                                                                        578,882
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
RETAIL STORES -- OTHER (0.4%)
Federated Department Stores, Inc.
  6.625%, due 9/1/08                                $    100,000   $    106,172
Lowe's Cos., Inc.
  6.875%, due 2/15/28                                    100,000        120,200
May Department
  Stores Co. (The)
  6.70%, due 9/15/28                                     100,000        107,100
Target Corp.
  5.875%, due 3/1/12                                     150,000        160,808
  7.00%, due 7/15/31                                     100,000        124,545
Wal-Mart Stores, Inc.
  6.875%, due 8/10/09                                    250,000        274,355
  7.55%, due 2/15/30                                     100,000        131,365
                                                                   ------------
                                                                      1,024,545
                                                                   ------------
SECONDARY OIL & GAS PRODUCERS (0.2%)
Burlington Resources, Inc.
  7.375%, due 3/1/29                                     104,000        126,384
Devon Financing Corp. ULC
  6.875%, due 9/30/11                                    200,000        222,115
Kerr-McGee Corp.
  6.625%, due 10/15/07                                   100,000        101,414
Occidental Petroleum Corp.
  7.20%, due 4/1/28                                      100,000        122,133
Union Oil Co. of California
  7.35%, due 6/15/09                                     100,000        111,221
                                                                   ------------
                                                                        683,267
                                                                   ------------
SECURITIES (1.8%)
Bear Stearns Cos., Inc. (The)
  5.70%, due 11/15/14                                    250,000        261,834
Credit Suisse FirstBoston USA, Inc.
  3.875%, due 1/15/09                                    125,000        122,592
  4.875%, due 1/15/15                                    250,000        247,540
  5.125%, due 1/15/14                                    100,000        101,712
  6.50%, due 1/15/12                                     250,000        275,621
Goldman Sachs
  Group, Inc. (The)
  4.75%, due 7/15/13                                     250,000        245,648
  5.15%, due 1/15/14                                     625,000        629,057
  5.70%, due 9/1/12                                      250,000        262,099
Lehman Brothers Holdings, Inc.
  Series G
  4.80%, due 3/13/14                                     200,000        197,813
  6.625%, due 2/5/06                                     250,000        255,224
  7.00%, due 2/1/08                                      250,000        268,028
Merrill Lynch & Co., Inc.
  Series B (MTN)
  5.30%, due 9/30/15                                     250,000        255,726
  6.00%, due 2/17/09                                     250,000        263,543

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   129

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
SECURITIES (CONTINUED)
Morgan Stanley
  3.625%, due 4/1/08                                $    250,000   $    244,953
  4.00%, due 1/15/10                                     350,000        340,889
  6.10%, due 4/15/06                                     250,000        255,069
  6.60%, due 4/1/12                                      175,000        191,642
  6.75%, due 10/15/13                                    175,000        195,923
Salomon, Smith Barney Holdings, Inc.
  6.875%, due 6/15/05                                    504,000        506,179
                                                                   ------------
                                                                      5,121,092
                                                                   ------------
SERVICE -- OTHER (0.2%)
Bunge Limited Finance Corp.
  5.35%, due 4/15/14 (a)                                 100,000        102,149
Cendant Corp.
  6.25%, due 1/15/08                                     200,000        208,463
IAC/InterActive Corp.
  7.00%, due 1/15/13                                     100,000        106,170
Science Applications International Corp.
  6.25%, due 7/1/12                                      100,000        107,762
                                                                   ------------
                                                                        524,544
                                                                   ------------
SUPRANATIONAL (0.1%)
International Bank of Reconstruction & Development
  Series C
  (zero coupon), due 3/11/31                             504,000        130,640
                                                                   ------------

TEXTILES/APPAREL/SHOES (0.0%) (g)
Jones Apparel Group, Inc.
  5.125%, due 11/15/14                                    50,000         47,837
                                                                   ------------

TOBACCO (0.0%) (g)
Altria Group, Inc.
  7.65%, due 7/1/08                                      100,000        109,348
                                                                   ------------

VEHICLE PARTS (0.0%) (g)
Delphi Corp.
  6.50%, due 5/1/09                                      100,000         79,000
                                                                   ------------

WIRELESS (0.2%)
AT&T Wireless Services, Inc.
  7.35%, due 3/1/06                                      150,000        154,338
  8.125%, due 5/1/12                                     100,000        118,229
  8.75%, due 3/1/31                                      100,000        136,375

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
WIRELESS (CONTINUED)
Cingular Wireless LLC
  6.50%, due 12/15/11                               $    100,000   $    109,012
                                                                   ------------
                                                                        517,954
                                                                   ------------
Total Corporate Bonds
  (Cost $57,733,702)                                                 58,627,527
                                                                   ------------

FOREIGN CORPORATE BONDS (3.2%)
-------------------------------------------------------------------------------
BANKING (0.3%)
Bank of Tokyo-Mitsubishi, Ltd.
  8.40%, due 4/15/10                                     100,000        116,179
HSBC Holding PLC
  7.50%, due 7/15/09                                     250,000        278,919
Landwirtschaftliche Rentenbank
  Series E
  3.25%, due 6/16/08                                     250,000        243,992
Royal Bank of Scotland Group PLC
  5.00%, due 11/12/13                                    100,000        101,755
                                                                   ------------
                                                                        740,845
                                                                   ------------
BEVERAGE/BOTTLING (0.1%)
Diageo Capital PLC
  3.375%, due 3/20/08                                    250,000        244,836
                                                                   ------------

BUILDING PRODUCTS (0.0%) (G)
Hanson Australia Funding
  5.25%, due 3/15/13                                     100,000        100,293
                                                                   ------------

DIVERSIFIED TELECOMMUNICATIONS (0.5%)
British Telecommunications PLC
  8.375%, due 12/15/10                                   100,000        117,317
  8.875%, due 12/15/30                                   100,000        136,554
Deutsche Telekom International Finance BV
  5.25%, due 7/22/13                                     100,000        102,113
  8.50%, due 6/15/10                                     350,000        405,913
France Telecom S.A.
  9.25%, due 3/1/31                                      250,000        338,458
Koninklijke (Royal) KPN N.V.
  8.00%, due 10/1/10                                     100,000        115,201
Telefonica Europe B.V.
  7.35%, due 9/15/05                                     150,000        152,064
  8.25%, due 9/15/30                                     100,000        135,329
Telefonos de Mexico, S.A. de C.V.
  4.50%, due 11/19/08                                    100,000         98,489
                                                                   ------------
                                                                      1,601,438
                                                                   ------------

 130   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
FOREIGN AGENCY (0.3%)
Korea Development Bank
  4.25%, due 11/13/07                               $    100,000   $     99,814
Kreditanstalt fuer Wiederaufbau
  3.375%, due 1/23/08                                    550,000        543,105
World Savings Bank
  4.125%, due 12/15/09                                   100,000         98,818
                                                                   ------------
                                                                        741,737
                                                                   ------------
FOREIGN SOVEREIGN (1.3%)
Canadian Government
  5.25%, due 11/5/08                                     500,000        521,468
Malaysian Government
  7.50%, due 7/15/11                                     100,000        114,743
Republic of Chile
  5.50%, due 1/15/13                                     100,000        103,980
Republic of Finland
  4.75%, due 3/6/07                                      250,000        253,826
Republic of Italy
  Series DTC
  4.375%, due 10/25/06                                   250,000        252,219
  5.625%, due 6/15/12                                    750,000        809,216
Republic of Poland
  5.25%, due 1/15/14                                     100,000        103,350
Republic of South Africa
  7.375%, due 4/25/12                                    100,000        112,250
United Mexican States
  Series A
  5.875%, due 1/15/14                                    500,000        505,000
  6.375%, due 1/16/13                                    550,000        573,650
  7.50%, due 1/14/12                                     250,000        277,500
  Series A
  8.50%, due 2/1/06                                      250,000        259,500
                                                                   ------------
                                                                      3,886,702
                                                                   ------------
LIFE INSURANCE (0.1%)
Axa
  8.60%, due 12/15/30                                    105,000        140,155
                                                                   ------------

OIL EQUIPMENT (0.1%)
Transocean, Inc.
  7.375%, due 4/15/18                                    100,000        120,212
                                                                   ------------
PAPER/FOREST PRODUCTS (0.0%) (g)
Stora Enso Oyj
  7.375%, due 5/15/11                                    100,000        112,492
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
REGIONAL GOVERNMENT (0.4%)
Hydro-Quebec
  Series JL
  6.30%, due 5/11/11                                $    250,000   $    273,138
Province of British Columbia
  5.375%, due 10/29/08                                   250,000        261,114
Province of Ontario
  6.00%, due 2/21/06                                     511,000        520,265
                                                                   ------------
                                                                      1,054,517
                                                                   ------------
SECONDARY OIL & GAS PRODUCERS (0.0%) (g)
Anadarko Finance Co.
  Series B
  6.75%, due 5/1/11                                      100,000        111,202
                                                                   ------------

SERVICE -- OTHER (0.0%) (g)
Thomson Corp. (The)
  6.20%, due 1/5/12                                      100,000        108,418
                                                                   ------------

WIRELESS (0.1%)
Vodafone Group PLC
  7.75%, due 2/15/10                                     250,000        284,620
                                                                   ------------
Total Foreign Corporate Bonds
  (Cost $9,116,071)                                                   9,247,467
                                                                   ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (73.5%)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (1.5%)
  Series 430
  2.875%, due 9/15/06                                  1,000,000        988,678
  3.375%, due 9/14/07 (d)                              1,500,000      1,483,142
  4.25%, due 5/15/09 (d)                               2,000,000      2,005,536
                                                                   ------------
                                                                      4,477,356
                                                                   ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (5.0%)
  2.75%, due 8/15/06                                   1,000,000        987,618
  2.875%, due 12/15/06 (c)                             3,000,000      2,955,186
  4.00%, due 12/15/09 (d)                              3,250,000      3,230,302
  4.50%, due 7/15/13 (d)                               1,000,000      1,001,514
  5.00%, due 7/15/14                                   1,000,000      1,033,423
  5.25%, due 1/15/06                                   2,000,000      2,024,136
  5.50%, due 9/15/11                                   1,000,000      1,061,591
  6.25%, due 7/15/32                                   2,000,000      2,382,790
                                                                   ------------
                                                                     14,676,560
                                                                   ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (12.0%)
  4.00%, due 1/1/20-4/1/20                             3,500,000      3,398,359
  4.50%, due 11/1/18-6/1/34                            1,500,483      1,463,384
  4.50%, due 5/15/19
    TBA (b)                                            2,500,000      2,473,438
  5.00%, due 5/1/18-11/1/33                            5,467,880      5,475,847

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   131

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.00%, due 11/13/33
    TBA (b)                                         $  3,500,000   $  3,482,188
  5.50%, due 3/1/17-11/1/33                            1,146,680      1,173,818
V  5.50%, due 5/15/34
    TBA (b)                                           10,500,000     10,614,849
  6.00%, due 12/1/13-4/1/33                            4,116,655      4,283,480
  6.50%, due 4/1/11-7/1/32                             1,704,020      1,774,696
  7.00%, due 6/1/11-3/1/32                               527,130        556,833
  7.50%, due 9/1/11-2/1/32                               196,998        210,951
  8.00%, due 7/1/26                                       14,482         15,815
                                                                   ------------
                                                                     34,923,658
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.4%)
  3.25%, due 11/15/07-8/15/08                          3,000,000      2,932,116
  4.625%, due 10/15/13                                 2,000,000      2,013,490
  5.00%, due 1/15/07                                   1,500,000      1,528,157
  6.21%, due 8/6/38                                      475,000        570,312
                                                                   ------------
                                                                      7,044,075
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (16.3%)
  4.50%, due 4/1/18-7/1/34                             6,388,672      6,310,113
  5.00%, due 10/1/17-5/1/34                            2,480,039      2,501,483
  5.00%, due 5/15/19
    TBA (b)                                            2,000,000      2,013,750
V    5.00%, due 5/15/34
    TBA (b)                                            9,500,000      9,405,000
  5.50%, due 6/1/16-9/1/34                             9,327,158      9,449,237
V    5.50%, due 5/15/34
    TBA (b)                                            5,000,000      5,046,875
  6.00%, due 6/1/16-5/1/33                             1,895,548      1,953,902
V    6.00%, due 5/15/34
    TBA (b)                                            5,000,000      5,132,810
  6.50%, due 3/1/11-9/1/32                             3,871,126      4,031,777
  7.00%, due 5/1/11-5/1/32                             1,180,496      1,245,778
  7.50%, due 3/1/30-8/1/31                               144,433        154,759
  8.00%, due 7/1/07-1/1/28                               128,137        138,998
  9.50%, due 3/1/16-9/1/19                                99,397        105,586
                                                                   ------------
                                                                     47,490,068
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (3.7%)
  5.00%, due 7/15/33-8/15/33                           1,164,527      1,164,434
  5.00%, due 5/20/35
    TBA (b)                                            1,000,000        997,812
  5.50%, due 3/15/33-6/15/34                           2,492,349      2,538,330
  5.50%, due 5/20/35
    TBA (b)                                            1,000,000      1,031,719
  6.00%, due 1/15/32                                   1,867,093      1,927,698

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.00%, due 5/15/35
    TBA (b)                                         $    500,000   $    515,469
  6.50%, due 2/15/29-10/15/32                            958,759      1,004,368
  6.50%, due 5/20/35
    TBA (b)                                              500,000        523,281
  7.00%, due 3/15/07-8/15/32                             570,529        603,354
  7.50%, due 8/15/08-3/15/32                             272,310        291,511
  8.00%, due 6/15/26-11/15/30                            117,843        127,762
  8.50%, due 7/15/26-11/15/26                             12,745         13,916
                                                                   ------------
                                                                     10,739,654
                                                                   ------------
UNITED STATES TREASURY BONDS (5.2%)
V    5.375%, due 2/15/31 (d)                           4,800,000      5,421,374
  6.00%, due 2/15/26 (d)                               2,500,000      2,958,105
  6.25%, due
    8/15/23-5/15/30 (d)                                2,807,000      3,321,276
  7.50%, due 11/15/16                                    403,000        517,666
  8.50%, due 2/15/20                                     201,000        287,140
  8.75%, due 5/15/17-8/15/20                             756,000      1,092,873
  8.875%, due 2/15/19                                    302,000        438,348
  9.875%, due 11/15/15                                   302,000        444,577
  10.375%, due 11/15/12                                  252,000        292,162
  11.25%, due 2/15/15                                    201,000        313,615
  12.75%, due 11/15/10                                   201,000        211,011
                                                                   ------------
                                                                     15,298,147
                                                                   ------------
UNITED STATES TREASURY NOTES (27.4%)
V  2.375%, due 8/15/06 (d)                             5,000,000      4,929,490
V  2.625%, due 11/15/06                                5,000,000      4,930,470
  2.75%, due 6/30/06-8/15/07                           1,000,000        991,992
  3.00%, due 12/31/06 (d)                              2,225,000      2,203,533
  3.125%, due 1/31/07-9/15/08                          5,800,000      5,708,493
V  3.125%, due 5/15/07 (d)                             5,000,000      4,948,440
V  3.375%, due 2/15/08 (d)                            25,920,000     25,691,178
  3.375%, due 9/15/09-10/15/09                         2,500,000      2,450,781
  3.625%, due 1/15/10                                    500,000        494,414
  3.75%, due 3/31/07 (d)                               4,200,000      4,207,711
  3.875%, due 5/15/09 (d)                              2,500,000      2,504,005
  4.00%, due   3/15/10-2/15/15 (d)                     8,950,000      8,940,008
V  4.00%, due 2/15/14 (d)                              6,650,000      6,572,328
  4.25%, due 11/15/14                                  1,900,000      1,906,234
  4.75%, due 5/15/14 (d)                               2,600,000      2,710,297
  6.125%, due 8/15/07                                    705,000        742,894
                                                                   ------------
                                                                     79,932,268
                                                                   ------------
  Total U.S. Government & Federal Agencies
    (Cost $212,857,312)                                             214,581,786(f)
                                                                   ------------

 132   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
YANKEE BONDS (1.3%) (h)
-------------------------------------------------------------------------------
BANKING (0.3%)
Abbey National PLC
  7.95%, due 10/26/29                               $    100,000   $    132,426
Australia & New Zealand Banking Group Ltd.
  7.55%, due 9/15/06                                     353,000        369,270
HSBC Bank PLC
  6.95%, due 3/15/11                                     200,000        227,809
Santander Financial Issuances
  6.375%, due 2/15/11                                    100,000        108,986
                                                                   ------------
                                                                        838,491
                                                                   ------------
CONGLOMERATE/DIVERSIFIED MANUFACTURING (0.1%)
Tyco International Group Ltd. SA
  6.375%, due 10/15/11                                   250,000        270,918
                                                                   ------------

DIVERSIFIED TELECOMMUNICATIONS (0.1%)
TELUS Corp.
  7.50%, due 6/1/07                                      100,000        106,185
  8.00%, due 6/1/11                                      100,000        115,500
                                                                   ------------
                                                                        221,685
                                                                   ------------
ELECTRIC UTILITIES (0.0%) (g)
United Utilities PLC
  5.375%, due 2/1/19                                     100,000         99,243
                                                                   ------------
GAS PIPELINES (0.0%) (g)
TransCanada Pipelines Ltd.
  4.00%, due 6/15/13                                     100,000         95,705
                                                                   ------------

INTEGRATED OIL (0.1%)
Norsk Hydro ASA
  7.25%, due 9/23/27                                     250,000        307,435
Petro-Canada
  4.00%, due 7/15/13                                     100,000         93,637
                                                                   ------------
                                                                        401,072
                                                                   ------------
METALS/MINING (0.1%)
Alcan, Inc.
  6.45%, due 3/15/11                                     100,000        110,142
Inco Ltd.
  5.70%, due 10/15/15                                    100,000        103,174
                                                                   ------------
                                                                        213,316
                                                                   ------------
RAILROADS (0.0%) (g)
Canadian National Railway Co.
  6.375%, due 10/15/11                                   100,000        109,698
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
REGIONAL GOVERNMENT (0.2%)
Province of Manitoba
  5.50%, due 10/1/08                                $    250,000   $    260,243
Province of Quebec
  Series NJ
  7.50%, due 7/15/23                                     302,000        388,131
                                                                   ------------
                                                                        648,374
                                                                   ------------
SECONDARY OIL & GAS PRODUCERS (0.1%)
Canadian National Resources Ltd.
  5.45%, due 10/1/12                                     100,000        103,547
EnCana Corp.
  4.75%, due 10/15/13                                    100,000         98,610
  6.30%, due 11/1/11                                     100,000        108,903
                                                                   ------------
                                                                        311,060
                                                                   ------------
SUPRANATIONAL (0.3%)
Inter-American Development Bank
  6.80%, due 10/15/25                                    604,000        736,528
                                                                   ------------
Total Yankee Bonds
  (Cost $3,675,211)                                                   3,946,090
                                                                   ------------
Total Long-Term Bonds
  (Cost $285,587,688)                                               288,606,990
                                                                   ------------

SHORT-TERM INVESTMENTS (40.5%)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (12.9%) (c)
Becton, Dickinson & Co.
  2.82%, due 5/17/05                                   3,000,000      2,996,228
E.I. du Pont de Nemours & Co.
  2.74%, due 5/4/05                                    5,000,000      4,998,858
Florida Power & Light Co.
  2.92%, due 5/19/05                                   3,240,000      3,235,268
Illinois Tool Works, Inc.
  2.80%, due 5/10/05                                   5,000,000      4,996,485
International Business Machines Corp.
  2.83%, due 5/12/05                                   5,000,000      4,995,674
Minnesota Mining and Manufacturing Co.
  2.73%, due 5/19/05                                   3,065,000      3,060,800
UBS Finance (Delaware) LLC
  2.93%, due 5/2/05                                    4,715,000      4,714,616
Wells Fargo & Co.
  2.87%, due 5/23/05                                   5,785,000      5,774,845
Wisconsin Public Service Co.
  2.82%, due 5/6/05                                    3,000,000      2,998,825
                                                                   ------------
Total Commercial Paper
  (Cost $37,771,599)                                                 37,771,599
                                                                   ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   133

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------
FEDERAL AGENCIES (2.0%) (C)
Federal Farm Credit Bank
  2.69%, due 5/5/05                                 $  5,405,000   $  5,403,383
United States Treasury Bill
  2.91%, due 9/1/05                                      300,000        297,008
                                                                   ------------
Total Federal Agencies
  (Cost $5,700,391)                                                   5,700,391
                                                                   ------------
                                                          SHARES
INVESTMENT COMPANY (0.3%)
AIM Institutional Funds Group
  2.88%, due 5/2/05 (e)                                  853,994        853,994
                                                                   ------------
Total Investment Company
  (Cost $853,994)                                                       853,994
                                                                   ------------
                                                       PRINCIPAL
                                                          AMOUNT
MASTER NOTE (3.5%)
Bank of America LLC
  3.08%, due 5/2/05 (e)                             $ 10,250,000     10,250,000
                                                                   ------------
Total Master Note
  (Cost $10,250,000)                                                 10,250,000
                                                                   ------------

REPURCHASE AGREEMENTS (21.8%)
Credit Suisse First Boston Corp.
  3.05%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity
  $11,602,948 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $12,222,074 and a Market
  Value of $11,873,414)                               11,600,000     11,600,000
Deutsche Bank Securities, Inc.
  3.06%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $6,001,530 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $6,031,095 and a Market
  Value of $6,120,000)                                 6,000,000      6,000,000

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Dresdner Kleinwort Wasserstein Securities, LLC.
  3.07%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $10,002,558 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $10,520,336 and a Market
  Value of $10,489,591)                             $ 10,000,000   $ 10,000,000
Merrill Lynch Pierce Fenner & Smith, Inc.
  3.08%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $12,003,080 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $12,145,788 and a Market
  Value of $12,587,507)                               12,000,000     12,000,000
Morgan Stanley & Co., Inc.
  3.05%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $13,203,355 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $14,217,400 and a Market
  Value of $13,634,828)                               13,200,000     13,200,000
Wachovia Capital Markets LLC
  3.07% dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $11,002,796 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $25,882,886 and a Market
  Value of $11,336,974)                               11,000,000     11,000,000
                                                                   ------------
Total Repurchase Agreements
  (Cost $63,800,000)                                                 63,800,000
                                                                   ------------
Total Short-Term Investments
  (Cost $118,375,984)                                               118,375,984
                                                                   ------------
Total Investments
  (Cost $403,963,672) (i)                                  139.4%  406,982,974(j)
Liabilities in Excess of Cash and Other Assets             (39.4)  (114,986,007)
                                                    ------------   ------------
Net Assets                                                 100.0%  $291,996,967
                                                    ============   ============

 134   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                    CONTRACTS         UNREALIZED
                                                         LONG   APPRECIATION (k)
FUTURES CONTRACTS (0.0%) (g)
--------------------------------------------------------------------------------
United States Treasury Note
  June 2005 (5 Year)                                       23   $         10,223
                                                                ----------------
Total Futures Contracts
  (Settlement Value $2,484,199) (f)                             $         10,223
                                                                ================

(a)  May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at April 30, 2005 is $40,721,722.
(c) Segregated, partially segregated or designated as collateral for futures contracts and TBAs.
(d) Represents securities out on loan or a portion which is out on loan.
(e) Represents a security or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  The combined market value of U.S. Government and Federal
     Agencies investments and settlement value of U.S.
     Treasury Note futures contracts represents 76.3% of net assets.
(g)  Less than one tenth of a percent.
(h) Yankee bond -- dollar-denominated bond issued in the United States by foreign banks and corporations.
(i) The cost for federal income tax purposes is $404,066,098.
(j)  At April 30, 2005 net unrealized appreciation was
     $2,916,876, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,898,160 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,981,284.
(k) Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2005.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   135

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $403,963,672) including
  $74,903,994 market value of securities
  loaned                                        $406,982,974
Cash                                                   2,408
Cash at lending agent                                     62
Receivables:
  Investment securities sold                         989,887
  Interest                                         2,527,665
  Fund shares sold                                   300,556
Other assets                                          31,833
                                                ------------
    Total assets                                 410,835,385
                                                ------------

LIABILITIES:
Securities lending collateral                     74,904,056
Payables:
  Investment securities purchased                 43,431,199
  Fund shares redeemed                               272,327
  Manager                                             82,397
  Transfer agent                                      20,066
  Variation margin on futures contracts               17,628
  NYLIFE Distributors                                 11,923
  Custodian                                            7,760
Accrued expenses                                      87,360
Dividends payable                                      3,702
                                                ------------
    Total liabilities                            118,838,418
                                                ------------
Net assets                                      $291,996,967
                                                ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized:
  Class A                                       $      5,371
  Class I                                             21,421
Additional paid-in capital                       292,818,848
Accumulated distribution in excess of net
  investment income                                      (42)
Accumulated net realized loss on investments
  and futures contracts                           (3,878,156)
Net unrealized appreciation on investments and
  futures contracts                                3,029,525
                                                ------------
Net assets                                      $291,996,967
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 58,517,373
                                                ============
Shares of capital stock outstanding                5,370,945
                                                ============
Net asset value per share outstanding           $      10.90
Maximum sales charge (3.00% of offering price)          0.33
                                                ------------
Maximum offering price per share outstanding    $      11.23
                                                ============
CLASS I
Net assets applicable to outstanding shares     $233,479,594
                                                ============
Shares of beneficial interest outstanding         21,420,806
                                                ============
Net asset value and offering price per share
  outstanding                                   $      10.90
                                                ============

 136   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 5,568,642
  Income from securities loaned -- net                62,868
                                                 -----------
    Total income                                   5,631,510
                                                 -----------
EXPENSES:
  Manager                                            678,765
  Service -- Class A                                  66,041
  Professional                                        45,392
  Portfolio pricing                                   38,051
  Transfer agent -- Class A                           19,384
  Transfer agent -- Class I                           14,848
  Custodian                                           33,900
  Registration                                        15,889
  Directors                                           12,128
  Shareholder communication                           11,453
  Miscellaneous                                       17,914
                                                 -----------
    Total expenses before reimbursement and
      waiver                                         953,765
  Expense reimbursement from Manager                 (66,458)
  Expense waiver from Manager                       (136,644)
                                                 -----------
    Net expenses                                     750,663
                                                 -----------
Net investment income                              4,880,847
                                                 -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments from:
  Security transactions                             (261,196)
  Futures transactions                               (33,056)
                                                 -----------
Net realized loss on investments                    (294,252)
                                                 -----------
Net change in unrealized appreciation on
  investments:
  Security transactions                           (2,300,106)
  Futures transactions                               (51,581)
                                                 -----------
Net unrealized loss on investments                (2,351,687)
                                                 -----------
Net realized and unrealized loss on investments   (2,645,939)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 2,234,908
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   137

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                             2005            2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  4,880,847   $   7,953,195
 Net realized gain (loss) on
  investments and futures contracts      (294,252)        918,947
 Net change in unrealized
  appreciation (depreciation) on
  investments                          (2,351,687)      2,429,573
                                     ----------------------------
 Net increase in net assets
  resulting from operations             2,234,908      11,301,715
                                     ----------------------------

Dividends to shareholders:
 From net investment income:
   Class A                             (1,133,053)     (1,084,652)
   Class I                             (5,128,716)     (6,323,062)
   Service Class                               --        (156,873)
                                     ----------------------------
 Total dividends to shareholders       (6,261,769)     (7,564,587)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             20,650,993      66,652,900
   Class I                             50,751,304      62,155,413
   Service Class                               --       5,106,292

 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                              5,113,506       1,078,191
   Class I                              1,121,911       6,314,766
   Service Class                               --         156,825
                                     ----------------------------
                                       77,637,714     141,464,387
 Cost of shares redeemed:
   Class A                            (27,332,947)    (20,219,408)
   Class I                            (10,551,113)    (47,411,486)
   Service Class                               --     (36,166,785)
                                     ----------------------------
                                      (37,884,060)   (103,797,679)
                                     ----------------------------
    Increase in net assets derived
     from capital share
     transactions                      39,753,654      37,666,708
                                     ----------------------------
    Net increase in net assets         35,726,793      41,403,836

NET ASSETS:
Beginning of period                   256,270,174     214,866,338
                                     ----------------------------
End of period                        $291,996,967   $ 256,270,174
                                     ============================
Accumulated undistributed (over
 distributed) net investment income
 at end of period                    $        (42)  $   1,380,880
                                     ============================

 138   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                CLASS A                             CLASS I
                                       -------------------------   ------------------------------------------
                                           SIX       JANUARY 2,       SIX
                                         MONTHS         2004*       MONTHS
                                          ENDED        THROUGH       ENDED
                                        APRIL 30,    OCTOBER 31,   APRIL 30,       YEAR ENDED OCTOBER 31,
                                         2005***        2004        2005***      2004       2003       2002
Net asset value at beginning of
  period                                 $ 11.07       $ 10.95     $  11.07    $  10.89   $  10.86   $  11.21
                                         -------       -------     --------    --------   --------   --------
Net investment income                       0.20          0.33         0.18        0.34       0.39       0.52(d)
Net realized and unrealized gain
  (loss) on investments                    (0.12)         0.13        (0.11)       0.19       0.04       0.08
                                         -------       -------     --------    --------   --------   --------
Total from investment operations            0.08          0.46         0.07        0.53       0.43       0.60
                                         -------       -------     --------    --------   --------   --------
Less dividends:
  From net investment income               (0.25)        (0.34)       (0.24)      (0.35)     (0.40)     (0.95)
                                         -------       -------     --------    --------   --------   --------
Net asset value at end of period         $ 10.90       $ 11.07     $  10.90    $  11.07   $  10.89   $  10.86
                                         =======       =======     ========    ========   ========   ========
Total investment return (a)                 0.63%(b)      3.65%(b)     0.78%(b)     5.01%     3.97%      5.92%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                     3.36%+        3.16%+       3.65%+      3.43%      3.39%      4.83%
  Net expenses                              0.80%+        0.78%+       0.49%+      0.50%      0.50%      0.50%
  Expenses (before reimbursement and
    waiver)                                 0.95%+        0.94%+       0.64%+      0.66%      0.68%      0.74%
Portfolio turnover rate                       83%(e)       104%          83%(e)      104%      110%        56%
Net assets at end of period (in
  000's)                                 $58,517       $48,062     $233,480    $208,208   $184,051   $125,169

                                               CLASS I
                                       -----------------------

                                       YEAR ENDED OCTOBER 31,
                                        2001            2000
Net asset value at beginning of
  period                               $ 10.73        $  10.76
                                       -------        --------
Net investment income                     0.65(d)         0.72
Net realized and unrealized gain
  (loss) on investments                   0.72            0.00(c)
                                       -------        --------
Total from investment operations          1.37            0.72
                                       -------        --------
Less dividends:
  From net investment income             (0.89)          (0.75)
                                       -------        --------
Net asset value at end of period       $ 11.21        $  10.73
                                       =======        ========
Total investment return (a)              13.44%           7.27%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   6.00%(e)        6.63%
  Net expenses                            0.50%           0.50%
  Expenses (before reimbursement and
    waiver)                               0.71%           0.63%
Portfolio turnover rate                     57%             20%
Net assets at end of period (in
  000's)                               $81,890        $136,033

*    Commencement of Operations.
**   The fund changed its fiscal year from December 31 to October 31.
***  Unaudited.
+    Annualized.
++   Service Class shares ceased operation on January 9, 2004.
(a)  Total return is calculated exclusive of sales charge. Class I and Service Class are not subject to sales charges.
(b)  Total return is not annualized.
(c)  Less than one cent per share.
(d)  Per share data based on average shares outstanding during the period.
(e)  The portfolio turnover rate not including mortgage dollar rolls for the six months ending
     April 30, 2005 is 26%.
(f)  As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                                        SERVICE
                                                              CLASS I    CLASS
Decrease net investment income                                ($0.02)   ($0.02)
Increase net realized and unrealized gains and losses           0.02      0.02
Decrease ratio of net investment income                        (0.16%)   (0.15%)

 140   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                         SERVICE CLASS++
--------------------------------------------------------------------------------------------------
    NOVEMBER 1,
       2003
      THROUGH
    JANUARY 9,                                 YEAR ENDED OCTOBER 31,
       2004                2003               2002               2001               2000
      $10.88              $ 10.85           $ 11.19            $ 10.70             $10.74
      ------              -------           -------            -------             ------
        0.05                 0.36              0.49(d)            0.62(d)            0.67
        0.17                 0.04              0.08               0.73               0.01
      ------              -------           -------            -------             ------
        0.22                 0.40              0.57               1.35               0.68
      ------              -------           -------            -------             ------
       (0.05)               (0.37)            (0.91)             (0.86)             (0.72)
      ------              -------           -------            -------             ------
      $11.05              $ 10.88           $ 10.85            $ 11.19             $10.70
      ======              =======           =======            =======             ======
        2.05%(b)             3.71%             5.61%             13.21%              6.87%
        3.32%+               3.14%             4.58%              5.75%(e)           6.38%
        0.75%+               0.75%             0.75%              0.75%              0.75%
        0.93%+               0.93%             0.99%              0.96%              0.88%
          45%                 110%               56%                57%                20%
      $    0              $30,815           $17,670            $10,470             $3,634

              SERVICE CLASS++
---  ----------------------------------

     JANUARY 1,
       THROUGH              YEAR ENDED
     OCTOBER 31,           DECEMBER 31,
       1999**                  1998
       $10.92                 $10.74
       ------                 ------
         0.61                   0.66
        (0.79)                  0.18
       ------                 ------
        (0.18)                  0.84
       ------                 ------
           --                  (0.66)
       ------                 ------
       $10.74                 $10.92
       ======                 ======
        (1.65%)(b)              7.86%
         6.17%+                 6.12%
         0.75%+                 0.75%
         0.87%+                 0.90%
           31%                    14%
       $3,345                 $3,881

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   141

MAINSTAY INTERMEDIATE TERM BOND FUND
INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -3.97%   -0.02%  5.31%   5.43%
Excluding sales charges   0.55     4.69   6.29    5.92

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
4/30/95                                                                     9550                              10000
                                                                           10290                              10864
                                                                           10942                              11634
                                                                           11983                              12903
                                                                           12590                              13713
                                                                           12510                              13886
                                                                           13954                              15606
                                                                           14657                              16829
                                                                           16027                              18590
                                                                           16209                              18929
4/30/05                                                                    16969                              19924

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -4.75%   -1.08%  5.19%   5.14%
Excluding sales charges   0.19     3.92   5.52    5.14

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
4/30/95                                                                    10000                              10000
                                                                           10695                              10864
                                                                           11288                              11634
                                                                           12267                              12903
                                                                           12801                              13713
                                                                           12623                              13886
                                                                           13981                              15606
                                                                           14565                              16829
                                                                           15809                              18590
                                                                           15888                              18929
4/30/05                                                                    16510                              19924

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges       -0.80%   2.92%  5.52%   5.14%
Excluding sales charges   0.19    3.92   5.52    5.14

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
4/30/95                                                                    10000                              10000
                                                                           10695                              10864
                                                                           11288                              11634
                                                                           12267                              12903
                                                                           12801                              13713
                                                                           12623                              13886
                                                                           13981                              15606
                                                                           14565                              16829
                                                                           15809                              18590
                                                                           15888                              18929
4/30/05                                                                    16510                              19924

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (1/2/91) through 12/31/03, performance for Class A, B, and C shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 142   MainStay Intermediate Term Bond Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          0.79%   5.15%  6.57%   6.19%

(PERFORMANCE GRAPH)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
4/30/95                                                                    10000                              10000
                                                                           10800                              10864
                                                                           11511                              11634
                                                                           12636                              12903
                                                                           13308                              13713
                                                                           13258                              13886
                                                                           14820                              15606
                                                                           15599                              16829
                                                                           17097                              18590
                                                                           17334                              18929
4/30/05                                                                    18227                              19924

                                                          SIX     ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   YEARS    YEARS
---------------------------------------------------------------------------------------

Lehman Brothers(R) Aggregate Bond Index(1)                0.98%   5.26%   7.49%   7.14%
Average Lipper intermediate investment grade fund(2)      0.75    4.51    6.77    6.31

1. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Aggregate Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     143

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERMEDIATE TERM BOND FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/04           4/30/05           PERIOD(1)           4/30/05            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,005.50            $6.07            $1,018.90             $6.11
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,001.85            $9.78            $1,015.15             $9.84
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,001.85            $9.78            $1,015.15             $9.84
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,007.85            $3.73            $1,021.25             $3.76
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.22% for Class A, 1.97% for Class B and Class C, and 0.75% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 144   MainStay Intermediate Term Bond Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                57.9%
Short-Term Investments (collateral from securities lending is 11.3%)              29.2%
Corporate Bonds                                                                   22.7%
Foreign Corporate Bonds                                                            4.2%
Mortgage-Backed Securities                                                         3.8%
Asset-Backed Securities                                                            2.9%
Foreign Government Bonds                                                           1.6%
Yankee Bonds                                                                       1.4%
Municipal Bond                                                                     0.3%
Preferred Stock                                                                    0.1%
Warrants                                                                           0.0%*
Liabilities in Excess of Cash and Other Assets                                   (24.1)%

* Less than one tenth of a percent.

See Portfolio of Investments on page 148 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal National Mortgage Association (Mortgage
     Pass-Through Security) 5.50%, due
     5/18/19-6/13/35 TBA
 2.  Federal National Mortgage Association (Mortgage
     Pass-Through Security) 6.00%, due 6/13/35 TBA
 3.  Federal National Mortgage Association (Mortgage
     Pass-Through Security) 4.50%, due 4/1/18-11/1/18
 4.  United States Treasury Note 4.625%, due 5/15/06
 5.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security) 5.50%, due 2/1/33-3/1/35
 6.  United States Treasury Bond 6.00%, due 2/15/26
 7.  Federal National Mortgage Association 5.50%, due
     5/2/06
 8.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security) 5.00%, due 8/1/33
 9.  Federal National Mortgage Association 4.75%, due
     1/2/07
10. Federal National Mortgage Association 6.625%, due 9/15/09

                                                   www.mainstayfunds.com     145

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Gary Goodenough and Christopher Harms of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in bonds, and at least 65% of its total assets will be invested in debt securities rated Baa or better by Moody's Investors Service, Inc.,(1) or BBB or better by S&P when purchased, or if unrated, determined to be of comparable quality. The effective maturity of the portfolio is usually in the three- to 10-year range. The Fund may invest in both U.S. and foreign debt securities. In implementing this strategy, we conduct a continuing review of yields and other information from a proprietary data base. Among the principal factors we consider in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector are fundamental economic cycle analysis, credit quality, and interest rate trends. We make shifts in maturity based on a broad range of fundamental and technical indicators.

WHAT ECONOMIC FORCES AFFECTED THE BOND MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2005?

The U.S. economy grew at its historical average pace during the reporting period, and corporate profitability remained solid. Consumer-related inflationary pressures were absent, because businesses could not meaningfully increase prices. The Federal Reserve maintained its policy of gradually raising interest rates. During the reporting period, the Federal Open Market Committee increased the targeted federal funds rate four times, with a 25 basis point move on each occasion. This brought the federal funds target rate to 2.75% at the end of April 2005.

HOW DID THESE FACTORS AFFECT TREASURY YIELDS?

U.S. Treasury yields showed contrasting price action in the early and late portions of the reporting period. From November 2004 through February 2005, Treasurys traded in a fairly narrow range, which hinted that the bond market and the economy had settled into a comfort zone. Treasurys turned more volatile in the final two months of the reporting period. Yields rose in March because of inflationary concerns but then retreated to their prior levels on a "soft patch" of economic data in April.

Looking at the period as a whole, the Treasury yield curve flattened. The longer-end of the yield curve was supported by solid demand from foreign investors and pension funds. Short-term yields were pushed higher as the Federal Reserve tightened monetary policy. During the six-month period, two-year Treasury yields rose from 2.56% to 3.65%, five-year Treasurys advanced from 3.29% to 3.90%, 10-year Treasurys climbed a modest 17 basis points from 4.03% to 4.20%, and 30-year Treasury yields declined from 4.79% to 4.52%.

HOW DID YOU POSITION THE FUND'S PORTFOLIO AMONG THE VARIOUS BOND SECTORS?

As of April 30, 2005, the Fund's net assets were invested 13% in Treasurys, 10% in agency debentures, 35% in residential mortgage-backed securities issued by government-sponsored and government-related enterprises, 4% in commercial mortgage-backed securities, 3% in asset-backed securities, 23% in investment-grade corporates, 7% in high-yield corporates, and 5% in money-market instruments. Compared with the Lehman Brothers(R) Aggregate Bond Index,(2) the Fund held overweighted positions in mortgage-backed securities, asset-backed securities, high-yield corporates, and money market instruments. The Fund held a neutral-to-the-Index position in investment-grade corporates and held underweighted positions in Treasurys and agency debentures.


Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. Bonds rated Baa by Moody's Investors Service are considered by Moody's to be medium-grade obligations (i.e., obligations that Moody's believes are neither highly protected nor poorly secured). It is Moody's opinion that interest payments and principal security appear adequate for the present, but that certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Moody's believes that such bonds lack outstanding investment characteristics and that they in fact have speculative characteristics as well. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
2. See footnote on page 143 for more information on the Lehman Brothers(R) Aggregate Bond Index.

 146   MainStay Intermediate Term Bond Fund

HOW DID THE FUND'S EXPOSURE TO THE CORPORATE BOND SECTOR IMPACT PERFORMANCE?

The Fund began the reporting period with a 35% allocation to investment-grade and high-yield corporates. Compared to the 25% credit allocation in the Lehman Brothers(R) Aggregate Bond Index, the Fund was overweighted by 10 percentage points (or 40%). This initially enhanced results, as credit spreads tightened during the fourth quarter of 2004 on the back of declining default rates, lower volatility in the equity market, and solid demand from investors seeking incremental yield in a low interest-rate environment.

A benign economic backdrop and worldwide demand for yield carried the strong momentum into the new year. By March 2005, corporate spreads were reminiscent of spring 1997, the last quiet period for corporate bonds prior to an annual series of unsettling events that included the Asian currency crisis, the bursting of the Nasdaq bubble, September 11, 2001, and the fallout from lax corporate governance. The market appeared to be growing complacent about event risk, and we reacted by cutting the Fund's corporate allocation to 31% of net assets. Since the credit allocation of the Lehman Brothers(R) Aggregate Bond Index remained at 25%, our adjustment reduced the Fund's corporate overweight to just six percentage points (or 24%). These actions, however, were not sufficient to avoid the fallout that occurred when corporate spreads widened over the next two months of the reporting period.

WHAT DO YOU ANTICIPATE FOR THE ECONOMY AND INTEREST RATES GOING FORWARD?

Looking ahead, it may be difficult to say whether the U.S. economy is best characterized as a glass half-empty or as a glass half-full. Particular attention will no doubt be paid to payroll and inflation data. Economic naysayers typically cite a variety of concerns, including mixed monthly employment data, sluggish capital spending, a record trade deficit, high oil prices, and the inflationary effects of a weak U.S. dollar.

An alternate, more constructive, perspective relies on the following lines of reasoning. The corporate sector may be operating leaner than in past recoveries, leading to hiring that is less robust. Corporate America has transitioned from a labor-intensive to a capital-intensive enterprise. The run-up in oil reflects the tight balance between global supply and demand, and as these transients pass, prices may retreat to more reasonable levels. The U.S. dollar could strengthen on its own accord in response to economic growth, and new mortgage products could extend the refinancing trend. If so, the economy may be in better shape than a soft patch in April 2005 suggested. This optimistic view is supported by pockets of data, such as the booming rate of new home sales. The Federal Reserve clearly believes that a 2.75% targeted federal funds rate remains accommodative.

HOW ARE YOU POSITIONING THE FUND GIVEN YOUR OUTLOOK?

While the market ruminates over mixed data signals, a short duration is not advisable, so we have neutralized the Fund's duration posture relative to the benchmark. We can still implicitly express a bearish interest-rate view elsewhere in the Fund's portfolio. For example, we favor mortgage-backed securities backed by 15-year loans, half the term of the traditional 30-year product, because the durations of these securities are less prone to extend as Treasury yields rise. A healthy commitment to securitized product complements the Fund's credit allocation. We believe that the securities offer reasonably attractive yields relative to Treasurys and that spreads are unlikely to move much while interest-rate volatility is low. Since market exuberance has tightened spreads considerably, the Fund cut its corporate exposure in the first quarter of 2005 and may do so again in the second quarter as investor confidence wanes and event risk emerges.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   www.mainstayfunds.com     147

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LONG-TERM INVESTMENTS (94.8%)+
ASSET-BACKED SECURITIES (2.9%)
-----------------------------------------------------------------------------
CONSUMER FINANCE (1.2%)
Harley-Davidson Motorcycle Trust
  Series 2004-1 Class A2
  2.53%, due 11/15/11                               $1,695,000   $  1,646,254
                                                                 ------------

CONSUMER LOANS (0.5%)
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1 Class A4
  5.55%, due 10/20/23                                  675,000        715,590
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (0.4%)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                   460,000        468,299
                                                                 ------------

MULTI-UTILITIES & UNREGULATED POWER (0.7%)
Public Service of New Hampshire Funding LLC
  Pass-Through Certificates Series 2002-1 Class A
  4.58%, due 2/1/08                                    871,639        879,270
                                                                 ------------

THRIFTS & MORTGAGE FINANCE (0.1%)
Vanderbilt Mortgage Finance
  Series 1999-B Class 1A4
  6.545%, due 4/7/18                                   154,076        156,305
                                                                 ------------
Total Asset-Backed Securities
  (Cost $3,882,741)                                                 3,865,718
                                                                 ------------

CORPORATE BONDS (22.7%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.0%) (b)
Sequa Corp.
  9.00%, due 8/1/09                                     45,000         47,475
                                                                 ------------
AIRLINES (0.6%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29                                  590,000        153,400
Southwest Airlines Co.
  5.25%, due 10/1/14                                   645,000        636,968
                                                                 ------------
                                                                      790,368
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
AUTO COMPONENTS (0.2%)
Collins & Aikman Products
  12.875%, due 8/15/12 (a)(d)                       $  185,000   $     55,500
Goodyear Tire & Rubber Co. (The)
  6.625%, due 12/1/06                                  240,000        241,800
                                                                 ------------
                                                                      297,300
                                                                 ------------
AUTOMOBILES (0.1%)
General Motors Corp.
  8.375%, due 7/15/33 (d)                              265,000        201,713
                                                                 ------------

BEVERAGES (0.6%)
Miller Brewing Co.
  4.25%, due 8/15/08 (a)                               825,000        816,818
                                                                 ------------

BIOTECHNOLOGY (0.0%) (B)
Amgen, Inc.
  (zero coupon), due 3/1/32 (i)                         45,000         32,963
                                                                 ------------

BUILDING PRODUCTS (0.1%)
Dayton Superior Corp.
  10.75%, due 9/15/08                                  160,000        156,800
                                                                 ------------

CAPITAL MARKETS (1.5%)
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                   450,000        446,507
Goldman Sachs Group, Inc. (The)
  6.345%, due 2/15/34                                  800,000        837,516
LaBranche & Co., Inc.
  11.00%, due 5/15/12 (a)                              120,000        126,000
Morgan Stanley
  3.625%, due 4/1/08                                   630,000        617,282
                                                                 ------------
                                                                    2,027,305
                                                                 ------------
CHEMICALS (0.3%)
Crompton Corp.
  9.875%, due 8/1/12 (a)                               255,000        291,975
Invista S.A.R.L.
  9.25%, due 5/1/12 (a)                                 65,000         69,306
Witco Corp.
  7.75%, due 4/1/23                                     85,000         87,550
                                                                 ------------
                                                                      448,831
                                                                 ------------
COMMERCIAL BANKS (0.8%)
BankBoston NA
  7.00%, due 9/15/07                                   520,000        553,973
FleetBoston Financial Corp.
  3.85%, due 2/15/08                                   500,000        495,038
                                                                 ------------
                                                                    1,049,011
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 148   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Geo Sub Corp.
  11.00%, due 5/15/12 (a)                           $  200,000   $    196,000
                                                                 ------------
CONSUMER FINANCE (1.5%)
Capital One Bank
  5.75%, due 9/15/10                                   355,000        370,712
Ford Motor Credit Co.
  7.00%, due 10/1/13 (d)                               658,000        592,184
General Motors Acceptance Corp.
  5.625%, due 5/15/09                                   20,000         18,104
  6.75%, due 12/1/14                                    65,000         54,453
  6.875%, due 9/15/11                                  410,000        359,209
  8.00%, due 11/1/31                                    25,000         21,035
HSBC Finance Corp.
  7.25%, due 5/15/06                                   208,000        215,008
MBNA Corp.
  6.25%, due 1/17/07                                   370,000        381,591
                                                                 ------------
                                                                    2,012,296
                                                                 ------------
CONTAINERS & PACKAGING (0.2%)
Owens-Illinois, Inc.
  8.10%, due 5/15/07                                   185,000        193,325
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (1.3%)
Canwest Media, Inc.
  8.00%, due 9/15/12 (a)                                90,000         92,025
Dollar Financial Group, Inc.
  9.75%, due 11/15/11                                   15,000         15,750
FGIC Corp.
  6.00%, due 1/15/34 (a)                               835,000        899,355
J Paul Getty Trust, Series 2003
  5.875%, due 10/1/33                                  460,000        496,863
Rainbow National Services LLC
  8.75%, due 9/1/12 (a)                                190,000        203,300
  10.375%, due 9/15/12 (a)                              45,000         50,850
                                                                 ------------
                                                                    1,758,143
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
Qwest Communications International, Inc.
  7.75%, due 2/15/11 (a)                               165,000        155,100
Qwest Corp.
  9.125%, due 3/15/12 (a)                               20,000         21,200
Qwest Services Corp.
  14.00%, due 12/15/10 (a)                             230,000        258,750
SBC Communications, Inc.
  4.125%, due 9/15/09                                  415,000        408,135

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
TSI Telecommunication
  Services, Inc., Series B
  12.75%, due 2/1/09                                $  100,000   $    111,000
                                                                 ------------
                                                                      954,185
                                                                 ------------
ELECTRIC UTILITIES (1.5%)
American Electric Power Co., Inc.
  5.375%, due 3/15/10                                  215,000        221,269
Kiowa Power Partners LLC
  5.737%, due 3/30/21 (a)                              825,000        828,267
Tenaska Virginia Partners L.P.
  6.119%, due 3/30/24 (a)                              973,351      1,025,163
                                                                 ------------
                                                                    2,074,699
                                                                 ------------
ELECTRICAL EQUIPMENT (0.3%)
Emerson Electric Co.
  6.00%, due 8/15/32                                   340,000        375,143
                                                                 ------------

ENERGY EQUIPMENT & SERVICES (0.1%)
Lone Star Technologies, Inc. Series B
  9.00%, due 6/1/11                                     50,000         52,500
Parker Drilling Co.
  9.625%, due 10/1/13 (a)                               15,000         16,500
Seitel, Inc.
  11.75%, due 7/15/11                                   25,000         27,875
                                                                 ------------
                                                                       96,875
                                                                 ------------
FOOD & STAPLES RETAILING (1.1%)
CVS Corp.
  5.298%, due 1/11/27 (a)                              594,396        606,112
  5.789%, due 1/10/26 (a)                              426,853        444,319
Duane Reade, Inc.
  7.51%, due 12/15/10 (a)(g)                           135,000        135,675
Safeway, Inc.
  4.125%, due 11/1/08                                  355,000        347,105
                                                                 ------------
                                                                    1,533,211
                                                                 ------------
FOOD PRODUCTS (0.7%)
Cargill, Inc.
  4.375%, due 6/1/13 (a)                               245,000        238,890
  5.00%, due 11/15/13 (a)                              570,000        578,691
Chiquita Brands International, Inc.
  7.50%, due 11/1/14                                     5,000          4,575
Pinnacle Foods Holding Corp.
  8.25%, due 12/1/13 (a)                               105,000         87,150
                                                                 ------------
                                                                      909,306
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.1%)
Fisher Scientific International, Inc.
  6.75%, due 8/15/14 (a)                               155,000        156,162
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. www.mainstayfunds.com    149

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (1.1%)
AmeriPath, Inc.
  10.50%, due 4/1/13                                $   45,000   $     45,000
Highmark, Inc.
  6.80%, due 8/15/13 (a)                               920,000      1,004,944
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21 (i)                        55,000         41,869
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                                   155,000        172,286
Vanguard Health Holding Co. II
  9.00%, due 10/1/14 (a)                               155,000        161,587
                                                                 ------------
                                                                    1,425,686
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (0.1%)
Six Flags, Inc.
  9.625%, due 6/1/14                                   105,000         88,725
                                                                 ------------

HOUSEHOLD DURABLES (0.6%)
D.R. Horton, Inc.
  5.625%, due 1/15/16                                  845,000        812,881
                                                                 ------------
HOUSEHOLD PRODUCTS (0.0%) (b)
Rayovac Corp.
  8.50%, due 10/1/13                                    30,000         30,825
                                                                 ------------

INSURANCE (0.6%)
Crum & Forster
  10.375%, due 6/15/13                                 295,000        320,075
Phoenix Life Insurance
  7.15%, due 12/15/34 (a)                              270,000        281,243
Provident Cos., Inc.
  7.25%, due 3/15/28                                    60,000         59,013
UnumProvident Corp.
  6.75%, due 12/15/28                                  135,000        126,700
                                                                 ------------
                                                                      787,031
                                                                 ------------
IT SERVICES (0.0%) (b)
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                                    25,000         23,119
  4.875%, due 1/15/14                                    5,000          4,092
                                                                 ------------
                                                                       27,211
                                                                 ------------
MACHINERY (0.0%) (b)
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                     60,000         57,150
                                                                 ------------
MARINE (0.1%)
Gulfmark Offshore, Inc.
  7.75%, due 7/15/14 (a)                               145,000        146,450
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
MEDIA (2.2%)
Bear Creek Corp.
  9.00%, due 3/1/13 (a)                             $    5,000   $      4,900
Clear Channel
  Communications, Inc.
  5.50%, due 9/15/14                                   925,000        876,114
Dex Media East LLC
  12.125%, due 11/15/12                                 41,000         48,226
PanAmSat Corp.
  9.00%, due 8/15/14 (a)                                72,000         74,880
Time Warner
  Entertainment Co. L.P.
  10.15%, due 5/1/12                                 1,436,000      1,852,809
Ziff Davis Media, Inc.
  9.15%, due 5/1/12 (a)(g)                              30,000         30,187
                                                                 ------------
                                                                    2,887,116
                                                                 ------------
MULTILINE RETAIL (1.0%)
Kohl's Corp.
  6.00%, due 1/15/33                                   810,000        847,041
Target Corp.
  8.60%, due 1/15/12                                   390,000        478,172
                                                                 ------------
                                                                    1,325,213
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
AES Eastern Energy L.P.
  Series 1999-A
  9.00%, due 1/2/17                                    217,355        247,785
  Series 1999-B
  9.67%, due 1/2/29                                     25,000         31,250
TXU Corp.
  5.55%, due 11/15/14 (a)                              520,000        501,254
                                                                 ------------
                                                                      780,289
                                                                 ------------
OIL & GAS (1.7%)
El Paso Production Holding Co.
  7.75%, due 6/1/13                                     75,000         75,563
Energy Transfer Partners, L.P.
  5.95%, due 2/1/15 (a)                                625,000        627,204
Enterprise Products Operating L.P. Series B
  6.65%, due 10/15/34                                  535,000        560,651
Kern River Funding Corp.
  4.893%, due 4/30/18 (a)                              852,810        859,965
Mission Resources Corp.
  9.875%, due 4/1/11                                    65,000         71,175
Pacific Energy Partners L.P.
  7.125%, due 6/15/14                                   20,000         20,850
                                                                 ------------
                                                                    2,215,408
                                                                 ------------

 150   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.5%)
Georgia-Pacific Corp.
  8.875%, due 5/15/31                               $  360,000   $    413,550
OMX Timber Finance
  Investments LLC
  5.42%, due 1/29/20 (a)                               255,000        256,961
                                                                 ------------
                                                                      670,511
                                                                 ------------
PHARMACEUTICALS (0.5%)
Lilly (Eli) & Co.
  6.77%, due 1/1/36                                    500,000        613,672
                                                                 ------------

REAL ESTATE (1.5%)
American Real Estate Partners L.P.
  American Real Estate Finance
  8.125%, due 6/1/12 (a)                               155,000        156,550
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                   156,000        173,940
HRPT Properties Trust
  5.75%, due 2/15/14                                   595,000        610,612
iStar Financial, Inc.
  6.50%, due 12/15/13                                  780,000        803,581
OMEGA Healthcare Investors, Inc.
  7.00%, due 4/1/14                                    260,000        250,900
Trustreet Properties, Inc.
  7.50%, due 4/1/15 (a)                                 50,000         50,125
                                                                 ------------
                                                                    2,045,708
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.0%) (b)
Amkor Technology, Inc.
  7.125%, due 3/15/11                                   15,000         11,775
  7.75%, due 5/15/13                                    20,000         15,675
                                                                 ------------
                                                                       27,450
                                                                 ------------
SPECIALTY RETAIL (0.1%)
Blockbuster, Inc.
  9.00%, due 9/1/12 (a)                                 20,000         17,900
Toys 'R' Us, Inc.
  7.625%, due 8/1/11                                    70,000         63,175
                                                                 ------------
                                                                       81,075
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Dobson Cellular Systems
  7.4925%, due 11/1/11 (a)                              65,000         66,300
  8.375%, due 11/1/11 (a)(g)                            65,000         65,650
  9.875%, due 11/1/12 (a)                               70,000         70,700
Triton PCS, Inc.
  8.50%, due 6/1/13                                    140,000        121,100
                                                                 ------------
                                                                      323,750
                                                                 ------------
Total Corporate Bonds
  (Cost $30,525,999)                                               30,474,080
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREIGN CORPORATE BONDS (4.2%)
-----------------------------------------------------------------------------
BRAZIL (0.7%)
CIA Brazileira de Bebidas
  10.50%, due 12/15/11                              $  800,000   $    968,000
                                                                 ------------

CANADA (0.4%)
Acetex Corp.
  10.875%, due 8/1/09                                  210,000        221,550
BP Canada Finance Co.
  3.375%, due 10/31/07                                 305,000        300,433
Quebecor Media, Inc.
  (zero coupon), due 7/15/11
  13.75%, beginning 7/15/06                             25,000         24,563
Tembec Industries, Inc.
  7.75%, due 3/15/12                                     5,000          3,775
  8.50%, due 2/1/11                                     65,000         49,725
                                                                 ------------
                                                                      600,046
                                                                 ------------
CAYMAN ISLANDS (0.3%)
Arcel Finance Ltd.
  6.361%, due 5/1/12 (a)                               450,000        449,541
                                                                 ------------

CHILE (0.3%)
Corporacion Nacional del
  Cobre-Codelco, Inc.
  5.50%, due 10/15/13 (a)                              330,000        340,030
                                                                 ------------

DENMARK (0.1%)
Citigroup (JSC Severstal) Series REGS
  9.25%, due 4/19/14                                    80,000         82,608
                                                                 ------------

GERMANY (0.3%)
Citibank Global Markets
  Deutschland for Severstal
  9.25%, due 4/19/14 (a)                               335,000        345,050
                                                                 ------------

LIBERIA (0.2%)
Royal Caribbean Cruises Ltd.
  6.875%, due 12/1/13                                  290,000        300,875
                                                                 ------------

LUXEMBOURG (0.6%)
Gazprom International S.A.
  7.201%, due 2/1/20 (a)                               420,000        436,800
Millicom International Cellular S.A.
  10.00%, due 12/1/13 (a)                              180,000        175,050
Tengizchevroil LLP
  6.124%, due 11/15/14 (a)                             235,000        235,588
                                                                 ------------
                                                                      847,438
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. www.mainstayfunds.com    151

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
MALAYSIA (0.1%)
Tenga Nasional Berhad
  5.25%, due 5/5/15 (a)                             $  155,000   $    153,540
                                                                 ------------

MEXICO (0.5%)
Telefonos de Mexico S.A. de C.V.
  4.50%, due 11/19/08                                  415,000        408,728
  4.75%, due 1/27/10 (a)                               250,000        244,702
                                                                 ------------
                                                                      653,430
                                                                 ------------
NETHERLANDS (0.2%)
Coca-Cola HBC Finance BV
  5.125%, due 9/17/13                                  260,000        265,573
                                                                 ------------

SINGAPORE (0.3%)
PSA Corp. Ltd.
  7.125%, due 8/1/05 (a)                                80,000         80,648
Singapore Powerassets Ltd.
  5.00%, due 10/22/13 (a)                              305,000        309,134
                                                                 ------------
                                                                      389,782
                                                                 ------------
UNITED KINGDOM (0.2%)
Ono Finance PLC
  10.50%, due 5/15/14 (a)(m)                        E  170,000        227,515
                                                                 ------------
Total Foreign Corporate Bonds
  (Cost $5,460,758)                                                 5,623,428
                                                                 ------------

FOREIGN GOVERNMENT BONDS (1.6%)
-----------------------------------------------------------------------------
CANADA (0.3%)
Province of Quebec
  5.00%, due 7/17/09                                $  315,000        323,668
                                                                 ------------

DENMARK (0.2%)
Aries Vermogensverwaltungs GmbH
  9.60%, due 10/25/14 (a)                              250,000        317,500
                                                                 ------------
MEXICO (0.7%)
United Mexican States
  7.50%, due 1/14/12                                   240,000        266,400
  8.125%, due 12/30/19                                 590,000        690,890
                                                                 ------------
                                                                      957,290
                                                                 ------------
RUSSIA (0.4%)
Russian Federation
  5.00%, due 3/31/30
  7.50%, beginning 3/31/07                             488,000        518,842
                                                                 ------------
Total Foreign Government Bonds
  (Cost $1,944,358)                                                 2,117,300
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (3.8%)
-----------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (3.8%)
Banc of America Commercial Mortgage, Inc.
  Series 2001-PB1 Class A1
  4.907%, due 1/11/10                               $  804,662   $    814,664
Citigroup Commercial
  Mortgage Trust
  Series 2004-C2 Class A5
  4.733%, due 10/15/41                                 760,000        752,755
LB-UBS Commercial
  Mortgage Trust
  Series 2004-C2 Class A2
  3.246%, due 3/15/29                                  600,000        575,952
  Series 2004-C7 Class A1
  3.625%, due 10/15/29                               1,004,865        991,097
Merrill Lynch Mortgage Trust
  Series 2004-MKB1 Class A1
  3.563%, due 2/12/42                                  959,234        946,290
Morgan Stanley Capital I
  Series 2003-IQ5 Class A1
  3.02%, due 4/15/38                                   720,436        704,058
Wachovia Bank National Association
  Series 2004-C14 Class A1
  3.477%, due 8/15/41 (g)                              371,694        365,945
                                                                 ------------
Total Mortgage-Backed Securities
  (Cost $5,227,739)                                                 5,150,761
                                                                 ------------

MUNICIPAL BOND (0.3%)
-----------------------------------------------------------------------------
TEXAS (0.3%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (g)                               390,000        396,057
                                                                 ------------
Total Municipal Bond
  (Cost $390,000)                                                     396,057
                                                                 ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (57.9%)
-----------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (8.0%)
  3.00%, due 8/1/10 (f)                                451,094        432,655
V   5.00%, due 8/1/33 (f)                            2,848,792      2,828,752
  5.00%, due 6/16/20 TBA (c)                         2,405,000      2,417,775
V   5.50%, due 2/1/33-3/1/35 (f)                     4,948,156      5,009,180
                                                                 ------------
                                                                   10,688,362
                                                                 ------------

 152   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-----------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (10.0%)
  4.00%, due 9/2/08                                 $2,025,000   $  2,009,852
  4.625%, due 5/1/13                                   670,000        663,149
V   4.75%, due 1/2/07                                2,715,000      2,747,409
  5.125%, due 1/2/14                                   550,000        560,922
  5.25%, due 8/1/12                                  1,500,000      1,554,483
V   5.50%, due 5/2/06                                2,860,000      2,908,623
  6.25%, due 2/1/11                                    255,000        275,833
V   6.625%, due 9/15/09                              2,455,000      2,690,692
                                                                 ------------
                                                                   13,410,963
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.5%)
  Series 1998-M6 Class A2
  6.32%, due 8/15/08                                   638,386        671,001
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (24.2%)
V   4.50%, due 4/1/18-11/1/18 (f)                    6,780,683      6,723,581
  5.00%, due 9/1/17 (f)                              1,598,403      1,612,755
  5.00%, due 5/12/35 TBA (c)                         1,655,000      1,638,450
  5.50%, due 2/1/17-12/1/33 (f)                      5,561,927      5,638,316
V   5.50%, due 5/18/19-6/13/35
    TBA (c)                                          7,120,000      7,237,251
  6.00%, due 8/1/17 (f)                                221,370        229,520
V   6.00%, due 6/13/35 TBA (c)                       6,735,000      6,901,274
  6.50%, due 6/1/31-6/1/32 (f)                         860,368        896,237
  7.00%, due 2/1/32-4/1/32 (f)                         935,687        988,893
  7.50%, due 8/1/31 (f)                                616,020        660,181
                                                                 ------------
                                                                   32,526,458
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (2.5%)
  6.00%, due 2/15/29-8/15/32 (f)                     2,277,385      2,353,028
  6.50%, due 7/15/28-5/15/29 (f)                       262,728        275,593
  7.50%, due 12/15/28-8/15/30 (f)                      688,338        740,157
                                                                 ------------
                                                                    3,368,778
                                                                 ------------
UNITED STATES TREASURY BONDS (4.7%)
  5.375%, due 2/15/31                                  120,000        135,534
V   6.00%, due 2/15/26 (d)                           3,245,000      3,839,620
  6.875%, due 8/15/25                                1,070,000      1,386,737
  8.75%, due 8/15/20                                   620,000        908,107
                                                                 ------------
                                                                    6,269,998
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
UNITED STATES TREASURY NOTES (8.0%)
  4.00%, due 2/15/15 (d)                            $1,630,000   $  1,603,576
  4.25%, due 8/15/14 (d)                             1,970,000      1,978,311
V   4.625%, due 5/15/06 (d)                          5,955,000      6,028,044
  4.875%, due 2/15/12                                  265,000        278,405
  5.75%, due 8/15/10 (d)                               830,000        901,912
                                                                 ------------
                                                                   10,790,248
                                                                 ------------
Total U.S. Government &
  Federal Agencies
  (Cost $77,302,327)                                               77,725,808
                                                                 ------------

YANKEE BONDS (1.4%) (h)
-----------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.3%)
Petroleum Geo-Services ASA
  8.00%, due 11/5/06                                    51,001         52,021
  10.00%, due 11/5/10                                  345,000        384,675
                                                                 ------------
                                                                      436,696
                                                                 ------------
INSURANCE (1.0%)
Fairfax Financial Holdings Ltd.
  7.375%, due 4/15/18                                   20,000         16,850
  7.75%, due 4/26/12-7/15/37                           170,000        149,350
  8.30%, due 4/15/26                                    20,000         16,700
Montpelier Re Holdings Ltd.
  6.125%, due 8/15/13                                1,010,000      1,051,435
                                                                 ------------
                                                                    1,234,335
                                                                 ------------
MEDIA (0.0%) (b)
Rogers Cablesystem, Ltd.
  11.00%, due 12/1/15                                   25,000         27,031
                                                                 ------------

PAPER & FOREST PRODUCTS (0.1%)
Tembec Industries, Inc.
  8.625%, due 6/30/09                                  215,000        173,075
                                                                 ------------
Total Yankee Bonds
  (Cost $1,851,169)                                                 1,871,137
                                                                 ------------
Total Long-Term Investments
  (Cost $126,585,091)                                             127,224,289
                                                                 ------------

                                                        SHARES
PREFERRED STOCK (0.1%)
-----------------------------------------------------------------------------
REAL ESTATE (0.1%)
Sovereign Real Estate Investment Corp.
  12.00%, Class A (a)                                       50         71,000
                                                                 ------------
Total Preferred Stock
  (Cost $76,875)                                                       71,000
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. www.mainstayfunds.com    153


                                                        SHARES          VALUE
WARRANTS (0.0%) (b)
-----------------------------------------------------------------------------
MEDIA (0.0%) (b)
Ono Finance PLC
  Strike Price $0.01
  Expire 2/15/11 (a)(j)                                     60   $          1
Ziff Davis Media, Inc.
  Strike Price $0.001
  Expire 8/12/12 (a)                                     1,210            121
                                                                 ------------
Total Warrants
  (Cost $2,393)                                                           122
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (29.2%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (17.9%)
American General Finance Corp.
  2.86%, due 5/4/05                                 $3,000,000      2,999,285
Federal Home Loan Bank
  2.68%, due 5/3/05                                  1,590,000      1,589,764
Freddie Mac Discount Note
  2.84%, due 5/18/05                                 2,005,000      2,002,310
General Electric Capital Corp.
  2.84%, due 5/10/05                                 2,200,000      2,198,437
Merrill Lynch & Co., Inc.
  2.95%, due 5/4/05                                  2,950,000      2,949,275
Rabobank USA Financial Corp.
  2.90%, due 5/3/05                                  1,770,000      1,769,715
Toyota Motor Credit Corp.
  2.80%, due 5/5/05                                  4,855,000      4,853,488
UBS Finance (Delaware) LLC
  2.93%, due 5/2/05                                  5,640,000      5,639,541
                                                                 ------------
Total Commercial Paper
  (Cost $24,001,815)                                               24,001,815
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.1%)
AIM Institutional Funds Group (e)                      192,455        192,455
                                                                 ------------
Total Investment Company
  (Cost $192,455)                                                     192,455
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE
MASTER NOTE (4.1%)
Bank of America LLC
  3.0799%, due 5/2/05 (e)                           $5,550,000   $  5,550,000
                                                                 ------------
Total Master Note
  (Cost $5,550,000)                                                 5,550,000
                                                                 ------------
REPURCHASE AGREEMENTS (7.1%)
Credit Suisse First Boston LLC
  3.0499%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $4,451,131 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $4,672,408 and a Market
  Value of $4,539,118)                               4,450,000      4,450,000
Dresdner Kleinwort Wasserstein Securities LLC
  3.0699%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $3,000,767 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $3,159,260 and a Market
  Value of $3,150,027)                               3,000,000      3,000,000
Merrill Lynch Pierce Fenner & Smith, Inc.
  3.0799%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $1,500,385 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,519,743 and a Market
  Value of $1,575,013)                               1,500,000      1,500,000

 154   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Morgan Stanley & Co., Inc.
  3.0501%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $550,140 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $592,123 and a Market Value
  of $567,860)                                      $  550,000   $    550,000
                                                                 ------------
Total Repurchase Agreements (Cost $9,500,000)                       9,500,000
                                                                 ------------
Total Short-Term Investments (Cost $39,244,270)                    39,244,270
                                                                 ------------
Total Investments (Cost $165,908,629) (k)                124.1%   166,539,681(l)
Liabilities in Excess of
  Cash and Other Assets                                  (24.1)   (32,392,609)

                                                         -----   ------------
Net Assets                                               100.0%  $134,147,072

                                                         -----   ------------

                                                         -----   ------------

(a)  May be sold to institutional investors only.
(b)  Less than one tenth of a percent.
(c) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at April 30, 2005 is $18,194,750.
(d) Represents securities out on loan or a portion which is out on loan.
(e) Represents a security or a portion thereof, purchased with cash collateral received for securities on loan.
(f) Segregated or partially segregated as collateral for TBAs.
(g) Floating rate. Rate shown is the rate in effect at April 30, 2005.
(h) Yankee bond -- dollar-denominated bond issued in the United States by foreign banks and corporations.
(i)  Convertible security.
(j)  Illiquid security.
(k) The cost for federal income tax purposes is $165,923,379.
(l)  At April 30, 2005 net unrealized appreciation was
     $616,302, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,009,683 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,393,380.
(m) The following abbreviation is used in the above portfolio:
     E -- Euro

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. www.mainstayfunds.com    155

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $165,908,629) including
  $14,691,495 market value of securities
  loaned                                        $166,539,681
Cash                                                   1,955
Receivables:
  Investment securities sold                       2,748,341
  Dividends and interest                           1,331,722
  Fund shares sold                                    23,994
Other assets                                          35,743
                                                ------------
    Total assets                                 170,681,436
                                                ------------

LIABILITIES:
Securities lending collateral                     15,242,455
Payables:
  Investment securities purchased                 20,734,548
  Fund shares redeemed                               321,492
  Manager                                             72,626
  Transfer agent                                      17,603
  NYLIFE Distributors                                  5,600
  Custodian                                            4,171
Accrued expenses                                      50,161
Dividend payable                                      84,555
Unrealized appreciation on foreign currency
  forward contracts                                    1,153
                                                ------------
    Total liabilities                             36,534,364
                                                ------------
Net assets                                      $134,147,072
                                                ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $        671
  Class B                                                387
  Class C                                                149
  Class I                                             12,359
Additional paid-in capital                       141,672,032
Accumulated undistributed net investment
  income                                             130,804
Accumulated net realized loss on investments      (8,317,550)
Accumulated undistributed net realized gain on
  foreign currencies and foreign currency
  forward contracts                                   18,379
Net unrealized appreciation on investments           631,052
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                           (1,211)
                                                ------------
Net assets                                      $134,147,072
                                                ============
CLASS A
Net assets applicable to outstanding shares     $  6,622,284
                                                ============
Shares of capital stock outstanding                  671,058
                                                ============
Net asset value per share outstanding           $       9.87
Maximum sales charge (4.50% of offering price)          0.47
                                                ============
Maximum offering price per share outstanding    $      10.34
                                                ============
CLASS B
Net assets applicable to outstanding shares     $  3,821,101
                                                ============
Shares of capital stock outstanding                  386,906
                                                ============
Net asset value and offering price per share
  outstanding                                   $       9.88
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  1,470,413
                                                ============
Shares of capital stock outstanding                  148,868
                                                ============
Net asset value and offering price per share
  outstanding                                   $       9.88
                                                ============
CLASS I
Net assets applicable to outstanding shares     $122,233,274
                                                ============
Shares of capital stock outstanding               12,359,398
                                                ============
Net asset value and offering price per share
  outstanding                                   $       9.89
                                                ============

 156   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 3,418,920
  Income from securities loaned -- net                14,956
  Dividends                                            3,000
                                                 -----------
    Total income                                   3,436,876
                                                 -----------
EXPENSES:
  Manager                                            572,060
  Transfer agent -- Classes A, B and C                16,360
  Transfer agent -- Class I                           34,177
  Professional                                        33,426
  Registration                                        23,954
  Custodian                                           18,264
  Distribution -- Class B                             11,356
  Distribution -- Class C                              4,047
  Portfolio pricing                                   13,098
  Service -- Class A                                   9,858
  Service -- Class B                                   3,785
  Service -- Class C                                   1,349
  Directors                                            7,760
  Shareholder communication                            6,659
  Miscellaneous                                       15,528
                                                 -----------
    Total expenses before reimbursement              771,681
  Expenses reimbursement from Manager               (155,371)
                                                 -----------
    Net expenses                                     616,310
                                                 -----------
Net investment income                              2,820,566
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                            1,182,811
  Foreign currency transactions                       18,379
                                                 -----------
Net realized gain on investments and foreign
  currency transactions                            1,201,190
                                                 -----------
Net change in unrealized appreciation on:
  Security transactions                           (2,564,744)
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                 (2,505)
                                                 -----------
Net unrealized loss on investments and foreign
  currency transactions                           (2,567,249)
                                                 -----------
Net realized and unrealized loss on investments
  and foreign currency transactions               (1,366,059)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 1,454,507
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. www.mainstayfunds.com    157

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                             2005           2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income               $  2,820,566   $  5,512,283
 Net realized gain on investments
  and foreign currency transactions     1,201,190      1,524,551
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions        (2,567,249)     1,145,004
                                     ---------------------------
 Net increase in net assets
  resulting from operations             1,454,507      8,181,838
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                               (131,914)      (172,999)
   Class B                                (40,616)       (34,439)
   Class C                                (15,022)       (12,080)
   Class I                             (2,616,199)    (5,382,172)
   Service Class                               --        (34,690)
                                     ---------------------------
  Total dividends to shareholders      (2,803,751)    (5,636,380)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              1,751,198      9,342,314
   Class B                              1,481,650      3,085,894
   Class C                                779,835      1,131,696
   Class I                              9,315,416     41,460,887
   Service Class                               --        122,232
 Net asset value of shares issued
  in connection with acquisition of
  Eclipse Core Bond Plus Fund:                 --     26,793,396
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Class A                                119,671        160,488
   Class B                                 33,121         26,657
   Class C                                 12,319          8,931
   Class I                              2,123,111      4,629,462
   Service Class                               --         34,517
                                     ---------------------------
                                       15,616,321     86,796,474

                                             2005           2004
 Cost of shares redeemed:
   Class A                           $ (3,232,484)  $ (1,514,090)
   Class B                               (396,365)      (415,152)
   Class C                               (250,405)      (205,362)
   Class I                            (42,614,115)   (53,701,731)
   Service Class                               --     (5,930,466)
                                     ---------------------------
                                      (46,493,369)   (61,766,801)
                                     ---------------------------
    Increase (decrease) in net
     assets derived from capital
     share transactions               (30,877,048)    25,029,673
                                     ---------------------------
    Net increase (decrease) in net
     assets                           (32,226,292)    27,575,131

NET ASSETS:
Beginning of period                   166,373,364    138,798,233
                                     ---------------------------
End of period                        $134,147,072   $166,373,364
                                     ===========================
Accumulated undistributed net
  investment income at end of
  period                             $    130,804   $    113,989
                                     ===========================

 158   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          CLASS A                          CLASS B                          CLASS C
                                ---------------------------      ---------------------------      ---------------------------
                                                JANUARY 2,                       JANUARY 2,                       JANUARY 2,
                                SIX MONTHS         2004*         SIX MONTHS         2004*         SIX MONTHS         2004*
                                  ENDED           THROUGH          ENDED           THROUGH          ENDED           THROUGH
                                APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,
                                  2005**           2004            2005**           2004            2005**           2004
Net asset value at beginning
  of period                       $ 9.98          $ 9.86           $ 9.99          $ 9.86           $ 9.99          $ 9.86
                                  ------          ------           ------          ------           ------          ------
Net investment income               0.17            0.25             0.13            0.19             0.13            0.19
Net realized and unrealized
  gain (loss) on investments       (0.12)           0.12            (0.11)           0.13            (0.11)           0.13
Net realized and unrealized
  gain (loss) on foreign
  currency transactions            (0.00)(a)          --            (0.00)(a)          --            (0.00)(a)          --
                                  ------          ------           ------          ------           ------          ------
Total from investment
  operations                        0.05            0.37             0.02            0.32             0.02            0.32
                                  ------          ------           ------          ------           ------          ------
Less dividends:
  From net investment income       (0.16)          (0.25)           (0.13)          (0.19)           (0.13)          (0.19)
                                  ------          ------           ------          ------           ------          ------
Net asset value at end of
  period                          $ 9.87          $ 9.98           $ 9.88          $ 9.99           $ 9.88          $ 9.99
                                  ======          ======           ======          ======           ======          ======
Total investment return (b)         0.55%(c)        3.79%(c)         0.19%(c)        3.25%(c)         0.19%(c)        3.25%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             3.25%+          2.89%+           2.50%+          2.14%+           2.50%+          2.14%+
  Net expenses                      1.22%+          1.19%+           1.97%+          1.94%+           1.97%+          1.94%+
  Expenses (before
    reimbursement)                  1.43%+          1.37%+           2.18%+          2.12%+           2.18%+          2.12%+
Portfolio turnover rate               97%(d)         193%              97%(d)         193%              97%(d)         193%
Net assets at end of period
  (in 000's)                      $6,622          $8,084           $3,821          $2,732           $1,470          $  937

*    Commencement of Operations.
**   Unaudited.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rate not including mortgage dollar rolls for the six months ending
     April 30, 2005 is 42%.
(e)  Per share data based on average shares outstanding during the period.
(f)  As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to November 1, 2000, have not been restated to reflect this change in presentation.

                                                                CLASS I
Decrease net investment income                                  ($0.02)
Increase net realized and unrealized gains and losses             0.02
Decrease ratio of net investment income                          (0.21%)

 160   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                     CLASS I
----------------------------------------------------------------------------------
     SIX MONTHS
       ENDED
     APRIL 30,                         YEAR ENDED OCTOBER 31,
       2005**       2004          2003          2002          2001          2000
      $  10.00    $   9.83      $   9.66      $  10.32      $   9.75      $   9.75
      --------    --------      --------      --------      --------      --------
          0.19        0.34          0.36(e)       0.45(e)       0.55(e)(f)     0.57
         (0.11)       0.17          0.18         (0.30)         0.76(f)      (0.01)
              )(a)       --           --            --            --            --
         (0.00
      --------    --------      --------      --------      --------      --------
          0.08        0.51          0.54          0.15          1.31          0.56
      --------    --------      --------      --------      --------      --------
         (0.19)      (0.34)        (0.37)        (0.81)        (0.74)        (0.56)
      --------    --------      --------      --------      --------      --------
      $   9.89    $  10.00      $   9.83      $   9.66      $  10.32      $   9.75
      ========    ========      ========      ========      ========      ========
          0.79%(c)     5.30%        5.69%         1.73%        14.06%         6.21%
          3.72%+      3.33%         3.66%         4.62%         5.53%(f)      6.05%
          0.75%+      0.75%         0.75%         0.75%         0.75%         0.75%
          0.96%+      0.93%         0.90%         0.91%         0.88%         0.83%
            97%(d)      193%         153%          159%          257%          361%
      $122,233    $154,620      $133,041      $130,813      $116,344      $193,466

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. www.mainstayfunds.com    161

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                SERVICE CLASS++
                                         --------------------------------------------------------------
                                         NOVEMBER 1,
                                            2003
                                           THROUGH
                                         JANUARY 9,                YEAR ENDED DECEMBER 31,
                                            2004           2003        2002        2001        2000
Net asset value at beginning of period     $ 9.81         $9.64       $10.28      $ 9.70      $9.69
                                           ------         ------      ------      ------      ------
Net investment income                        0.05          0.34 (d)     0.42 (d)    0.53 (d)(e)  0.55
Net realized and unrealized gain (loss)
  on investments                             0.17          0.18        (0.28)       0.76 (e)  (0.01)
                                           ------         ------      ------      ------      ------
Total from investment operations             0.22          0.52         0.14        1.29       0.54
                                           ------         ------      ------      ------      ------
Less dividends:
  From net investment income                (0.06)        (0.35)       (0.78)      (0.71)     (0.53)
                                           ------         ------      ------      ------      ------
Net asset value at end of period           $ 9.97         $9.81       $ 9.64      $10.28      $9.70
                                           ======         ======      ======      ======      ======
Total investment return (b)                  2.24%(c)      5.43%        1.57%      13.87%      5.96%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                    3.22%+        3.41%        4.37%       5.28%(e)   5.80%
    Net expenses                             1.00%+        1.00%        1.00%       1.00%      1.00%
    Expenses (before reimbursement)          1.15%+        1.15%        1.16%       1.13%      1.08%
Portfolio turnover rate                        35%          153%         159%        257%       361%
Net assets at end of period (in 000's)     $    0         $5,757      $5,879      $4,981      $3,181

                                                SERVICE CLASS++
                                         -----------------------------

                                         JANUARY 1,
                                           THROUGH         YEAR ENDED
                                         OCTOBER 31,      OCTOBER 31,
                                            1999*             1998
Net asset value at beginning of period     $ 9.88            $ 9.68
                                           ------            ------
Net investment income                        0.47              0.54
Net realized and unrealized gain (loss)
  on investments                            (0.66)             0.20
                                           ------            ------
Total from investment operations            (0.19)             0.74
                                           ------            ------
Less dividends:
  From net investment income                (0.00)(a)         (0.54)
                                           ------            ------
Net asset value at end of period           $ 9.69            $ 9.88
                                           ======            ======
Total investment return (b)                 (1.92%)(c)         7.73%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                    5.30%+            5.32%
    Net expenses                             1.00%+            1.00%
    Expenses (before reimbursement)          1.10%+            1.11%
Portfolio turnover rate                       245%              335%
Net assets at end of period (in 000's)     $3,742            $4,290

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
++   Service Class ceased operations on January 9, 2004.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Service Class is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Per share data based on average shares outstanding during the period.
(e)  As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to November 1, 2000, have not been restated to reflect this change in presentation.

                                                              SERVICE CLASS
Decrease net investment income                                    ($0.02)
Increase net realized and unrealized gains and losses               0.02
Decrease ratio of net investment income                            (0.21%)

 162   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY SHORT TERM BOND FUND
INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -3.27%   -2.55%  3.34%   4.23%
Excluding sales charges  -0.28     0.46   3.97    4.55

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY SHORT TERM         CITIGROUP 1-3 YEAR        CITIGROUP 1-3 YEAR U.S.
                                                        BOND FUND                TREASURY INDEX           TREASURY AGENCY INDEX
                                                   -------------------         ------------------        -----------------------
4/30/95                                                    9700                       10000                       10000
                                                          10288                       10680                       10680
                                                          10859                       11332                       11335
                                                          11548                       12141                       12145
                                                          12125                       12862                       12867
                                                          12460                       13327                       13334
                                                          13645                       14612                       14639
                                                          14273                       15530                       15604
                                                          14981                       16370                       16488
                                                          15066                       16549                       16687
4/30/05                                                   15136                       16747                       16905

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                         -0.03%   1.01%  4.28%   4.83%

(PERFORMANCE GRAPH)

                                                   MAINSTAY SHORT TERM         CITIGROUP 1-3 YEAR        CITIGROUP 1-3 YEAR U.S.
                                                        BOND FUND                TREASURY INDEX           TREASURY AGENCY INDEX
                                                   -------------------         ------------------        -----------------------
4/30/95                                                   10000                       10000                       10000
                                                          10631                       10680                       10680
                                                          11248                       11332                       11335
                                                          11989                       12141                       12145
                                                          12619                       12862                       12867
                                                          13000                       13327                       13334
                                                          14269                       14612                       14639
                                                          14958                       15530                       15604
                                                          15738                       16370                       16488
                                                          15868                       16549                       16687
4/30/05                                                   16028                       16747                       16905

                                                          SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   YEARS   YEARS
--------------------------------------------------------------------------------------

Citigroup 1-3 Year Treasury Index(1)                      0.00%   1.19%  4.67%   5.29%
Citigroup 1-3 Year U.S. Treasury Agency Index(2)          0.04    1.30   4.86    5.39
Average Lipper short U.S. government fund(3)              0.10    1.02   4.16    4.69

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (1/2/91) through 12/31/03, performance for Class A shares (first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge and fees and expenses for Class A shares.

1. The Citigroup 1-3 Year Treasury Index is an unmanaged index comprised of U.S. Treasury notes and bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. MainStay Short Term Bond Fund, going forward, will measure its performance against the Citigroup 1-3 Year U.S. Treasury Agency Index. The Citigroup 1-3 Year U.S. Treasury Agency Index is an unmanaged index that is comprised of U.S. Treasury notes (minimum amount outstanding is $1 billion per issue) and agency securities (minimum amount outstanding is $200 million per issue) with maturities of one year or greater, but less than three years. Results assume reinvestment of all income and capital gains. The Citigroup 1-3 Year U.S. Treasury Agency Index is considered to be the Fund's broad-based securities market index for comparison purposed. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                   www.mainstayfunds.com     163

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SHORT TERM BOND FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/04           4/30/05           PERIOD(1)           4/30/05            PERIOD(1)

CLASS A SHARES                        $1,000.00          $997.15             $5.50            $1,019.45             $5.56
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00          $999.70             $2.97            $1,022.00             $3.01
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.11% for Class A, and 0.60% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 164   MainStay Short Term Bond Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                84.7%
Short-Term Investments (collateral from securities lending is 20.0%)              20.0%
Mortgage-Backed Securities                                                         6.4%
Corporate Bonds                                                                    4.8%
Asset-Backed Securities                                                            1.9%
Foreign Corporate Bond                                                             0.3%
Liabilities in Excess of Cash and Other Assets                                   (18.1)%

See Portfolio of Investments on page 167 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note 3.375%, due 2/15/08
 2.  United States Treasury Note 4.625%, due 5/15/06
 3.  United States Treasury Note 2.375%, due 8/15/06
 4.  United States Treasury Note 3.50%, due 11/15/06
 5.  Federal National Mortgage Association 5.50%, due
     5/2/06
 6.  Federal National Mortgage Association 1.75%, due
     6/16/06
 7.  United States Treasury Note 1.625%, due 2/28/06
 8.  Federal National Mortgage Association 4.75%, due
     1/2/07
 9.  Federal Home Loan Bank 3.625%, due 2/16/07
10. Federal National Mortgage Association 6.625%, due 9/15/09

                                                   www.mainstayfunds.com     165

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Claude Athaide, Ph.D., CFA, and Gary Goodenough of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in an actively managed, diversified portfolio of fixed-income securities. Normally, the Fund will have a dollar-weighted average maturity of three years or less. In implementing this strategy, we continually review yields and other information derived from databases that we maintain to manage fixed-income portfolios. Fundamental economic cycle analysis, credit quality, and interest rate trends are the principal factors that we consider in determining whether to increase or decrease the investment emphasis placed on a particular type of security or industry sector within the Fund's portfolio.

WHAT WAS THE ECONOMIC AND INTEREST-RATE ENVIRONMENT DURING THE REPORTING PERIOD?

According to preliminary estimates, real gross domestic product increased at a seasonally adjusted annual rate of 3.5% in the first quarter of 2005, after growing 3.8% in the fourth quarter of 2004. The Federal Open Market Committee met four times during the six months ended April 30, 2005, and raised the targeted federal funds rate 25 basis points at each meeting. (A basis point is 1/100th of one percentage point.) These four rate hikes brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. During the six-month period, yields on two-year Treasury notes rose from 2.56% to 3.65%. The yield curve flattened substantially during the six-month reporting period.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

The Fund was positioned to benefit from a flattening yield curve during the reporting period. In fact, the spread(1) between one-year and three-year constant-maturity Treasurys declined from 54 basis points to 40 basis points during the six-month period.

Shorter-maturity agency-security spreads were generally unchanged over the six months ended April 30, 2005, while longer-maturity agency-security spreads tightened. Swap spreads(2) and corporate spreads widened. Spreads in the automotive sector of the corporate bond market were extremely volatile, since both General Motors and Ford issued profit warnings during the period. We reduced the Fund's exposure to corporate bonds from about 17.6% to 5.1% during the six-month period and reallocated those assets primarily into U.S. Treasurys. As a result, the Fund's allocation to U.S. Treasurys increased from 33.4% at the end of October 2004 to approximately 49% at the end of April 2005.

WHAT DO YOU ANTICIPATE GOING FORWARD?

Economic data released in April 2005 was generally weaker than the markets expected, sparking a decline in interest rates. The yield on the benchmark two-year Treasury note declined from 3.79% to 3.65% during the month of April. At the same time, statements from the Federal Open Market Committee became noticeably more hawkish, especially with respect to the inflation outlook.

Given this environment, we allowed the duration of the Fund to shorten relative to the Citigroup 1-3 Year U.S. Treasury Agency Index(3) toward the end of the reporting period, because we felt that the difference between the yield on the two-year Treasury note and the targeted federal funds rate was too small. We intend to maintain this shorter duration until market conditions change.


The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. The terms "spread" and "yield spread" refer to the difference in yield between a specific security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
2. The term "swap spread" refers to the difference in yield between a fixed interest-rate swap and a U.S. Treasury bond of equal maturity. For example, a 10-year swap, bid at 7.66% when the 10-year Treasury is yielding 7.32%, has a swap spread of 34 basis points (7.66% - 7.32%). A bond swap is the simultaneous sale of one bond issue and purchase of another. Yield swaps seek to improve return.
3. See footnote on page 163 for more information about the Citigroup 1-3 Year U.S. Treasury Agency Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 166   MainStay Short Term Bond Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (98.1%)+
ASSET-BACKED SECURITIES (1.9%)
------------------------------------------------------------------------------
CONSUMER FINANCE (0.8%)
BMW Vehicle Owner Trust
  Class 2003-A Series A3
  1.94%, due 2/25/07                                $    76,020   $     75,708
Harley-Davidson Motorcycle Trust
  Series 2002-1 Class A2
  4.50%, due 1/15/10                                    353,859        356,130
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2 Class A3
  2.27%, due 10/22/07                                   310,000        307,306
                                                                  ------------
                                                                       739,144
                                                                  ------------
CONSUMER LOANS (0.9%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1 Class A1
  2.89%, due 7/20/08                                    875,145        859,829
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                    110,000        111,984
                                                                  ------------

THRIFTS & MORTGAGE FINANCE (0.1%)
Vanderbilt Mortgage Finance
  Series 1999-B Class 1A4
  6.545%, due 4/7/18                                    107,853        109,414
                                                                  ------------
Total Asset-Backed Securities
  (Cost $1,845,234)                                                  1,820,371
                                                                  ------------
CORPORATE BONDS (4.8%)
------------------------------------------------------------------------------
BEVERAGES (0.7%)
Coca-Cola Co. (The)
  4.00%, due 6/1/05                                     630,000        630,354
                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
BellSouth Telecommunications, Inc.
  6.50%, due 6/15/05                                    470,000        471,771
                                                                  ------------
ELECTRICAL EQUIPMENT (0.3%)
Emerson Electric Co.
  7.875%, due 6/1/05                                    300,000        301,029
                                                                  ------------

FOOD PRODUCTS (1.3%)
Cargill, Inc.
  6.25%, due 5/1/06 (a)                               1,210,000      1,237,769
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
HEALTH CARE PROVIDERS & SERVICES (2.0%)
Quest Diagnostics, Inc.
  6.75%, due 7/12/06                                $ 1,860,000   $  1,916,888
                                                                  ------------
Total Corporate Bonds
  (Cost $4,606,987)                                                  4,557,811
                                                                  ------------

FOREIGN CORPORATE BOND (0.3%)
------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE (0.3%)
PSA Corp. Ltd.
  7.125%, due 8/1/05 (a)                                300,000        302,430
                                                                  ------------
Total Foreign Corporate Bond
  (Cost $302,923)                                                      302,430
                                                                  ------------

MORTGAGE-BACKED SECURITIES (6.4%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (6.4%)
Banc of America Commercial Mortgage, Inc.
  Series 2001-PB1 Class A1
  4.907%, due 5/11/35                                   532,742        539,364
JP Morgan Chase Commercial Mortgage Securities
  Corp.
  Series 2004-CB9 Series A1
  3.475%, due 6/12/41                                 1,503,163      1,475,152
LB-UBS Commercial Mortgage Trust
  Series 2004-C2 Class A2
  3.246%, due 3/15/29                                   470,000        451,162
  Series 2004-C7 Class A1
  3.625%, due 10/15/29                                  668,374        659,216
Merrill Lynch Mortgage Trust
  Series 2004-MKB1 Class A1
  3.563%, due 2/12/42                                 1,412,205      1,393,149
Morgan Stanley Capital I
  Series 2003-IQ5 Class A1
  3.02%, due 4/15/38                                    475,181        464,379
Wachovia Bank National Association
  Series 2004-C14 Class A1
  3.477%, due 8/15/41 (b)                             1,039,859      1,023,776
                                                                  ------------
Total Mortgage-Backed Securities
  (Cost $6,102,917)                                                  6,006,198
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   167

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (84.7%)
------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK (7.0%)
  2.125%, due 8/15/05                               $ 1,000,000   $    997,081
  2.15%, due 2/17/06                                  3,080,000      3,046,727
  3.30%, due 9/14/07                                  2,680,000      2,638,530
                                                                  ------------
                                                                     6,682,338
                                                                  ------------
FEDERAL HOME LOAN BANK (6.8%)
  Series 1
V   3.625%, due 2/16/07                               3,880,000      3,863,537
  4.125%, due 4/18/08                                 2,550,000      2,557,597
                                                                  ------------
                                                                     6,421,134
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
  Series 1364 Class K
  5.00%, due 9/15/07                                     87,650         87,888
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE-PASS THROUGH SECURITY) (0.1%)
  5.00%, due 1/1/07                                      60,300         61,264
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (20.6%)
V   1.75%, due 6/16/06                                5,961,000      5,834,663
  3.15%, due 5/28/08                                    330,000        321,405
V   4.75%, due 1/2/07                                 4,050,000      4,098,345
V   5.50%, due 5/2/06                                 6,100,000      6,203,706
V   6.625%, due 9/15/09                               2,845,000      3,118,134
                                                                  ------------
                                                                    19,576,253
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.5%)
  Series 1998-M6 Class A2
  6.32%, due 8/15/08                                    422,827        444,429
                                                                  ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (1.0%)
  4.50%, due 11/1/18                                    780,223        773,652
  7.50%, due 4/1/31                                     117,250        126,100
                                                                  ------------
                                                                       899,752
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
UNITED STATES TREASURY NOTES (48.6%)
V   1.625%, due 2/28/06                             $ 4,815,000   $  4,747,855
V   2.375%, due 8/15/06                               8,700,000      8,577,313
  3.00%, due 11/15/07                                   185,000        181,921
V   3.375%, due 2/15/08 (c)                          12,350,000     12,240,974
V   3.50%, due 11/15/06 (c)                           8,185,000      8,179,565
  4.375%, due 5/15/07                                   540,000        547,615
V   4.625%, due 5/15/06 (c)                          11,325,000     11,463,912
                                                                  ------------
                                                                    45,939,155
                                                                  ------------
Total U.S. Government &
  Federal Agencies
  (Cost $80,619,789)                                                80,112,213
                                                                  ------------
Total Long-Term Bonds
  (Cost $93,477,850)                                                92,799,023
                                                                  ------------

                                                         SHARES
SHORT-TERM INVESTMENTS (20.0%)
------------------------------------------------------------------------------
INVESTMENT COMPANY (1.9%)
AIM Institutional Funds Group (d)                     1,782,658      1,782,658
                                                                  ------------
Total Investment Company
  (Cost $1,782,658)                                                  1,782,658
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
MASTER NOTE (4.1%)
Banc of America Securities LLC
  3.08%, due 5/2/05 (d)                             $ 3,900,000      3,900,000
                                                                  ------------
Total Master Note
  (Cost $3,900,000)                                                  3,900,000
                                                                  ------------

REPURCHASE AGREEMENTS (14.0%)
Credit Suisse First Boston LLC
  3.0499%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity
  $2,950,750 (d)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $3,097,439 and a Market Value of $3,009,078)        2,950,000      2,950,000

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 168   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Deutsche Bank Securities, Inc.
  3.06%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity
  $1,000,255 (d)
  (Collateralized by Various Bonds
  with a Principal Amount of $1,005,183 and a
  Market Value of $1,020,000)                       $ 1,000,000   $  1,000,000
Dresdner Kleinwort Wasserstein Securities, LLC
  3.07%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $500,128 (d)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $526,543 and a Market Value of $525,004)              500,000        500,000
Merrill Lynch Pierce Fenner & Smith, Inc.
  3.0799%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $4,001,027 (d)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $4,052,649 and a Market Value of $4,200,036)        4,000,000      4,000,000
Morgan Stanley & Co., Inc.
  3.0504%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity
  $300,076 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $322,976 and a Market Value
  of $309,742)                                          300,000        300,000

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Wachovia Capital Markets, LLC
  3.07%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $4,501,151 (d)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $10,588,453 and a Market Value of $4,637,853)     $ 4,500,000   $  4,500,000
                                                                  ------------
Total Repurchase Agreements
  (Cost $13,250,000)                                                13,250,000
                                                                  ------------
Total Short-Term Investments
  (Cost $18,932,658)                                                18,932,658
                                                                  ------------
Total Investments
  (Cost $112,410,508) (e)                                 118.1%   111,731,681(f)
Liabilities in Excess of
  Cash and Other Assets                                   (18.1)   (17,089,431)
                                                    -----------   ------------
Net Assets                                                100.0%  $ 94,642,250
                                                    ===========   ============

(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at April 30, 2005.
(c)  Represents securities out on loan or a portion which is out on loan.
(d) Represents a security or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  The cost for federal income tax purposes is $112,436,878.
(f) At April 30, 2005 net unrealized depreciation was $705,197, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $25,727 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $730,924.


    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com  169

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $112,410,508) including
  $18,441,468 market value of securities
  loaned                                        $111,731,681
Cash                                                 933,881
Receivables:
  Interest                                         1,036,781
  Fund shares sold                                   169,115
Other assets                                          20,101
                                                ------------
    Total assets                                 113,891,559
                                                ------------

LIABILITIES:
Securities lending collateral                     18,932,658
Payables:
  Fund shares redeemed                               118,890
  Manager                                             32,123
  Transfer agent                                      13,759
  Custodian                                            2,510
  NYLIFE Distributors                                  1,347
Accrued expenses                                      38,799
Dividend payable                                     109,223
                                                ------------
    Total liabilities                             19,249,309
                                                ------------
Net assets                                      $ 94,642,250
                                                ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized:
  Class A                                       $        732
  Class I                                              9,612
Additional paid-in capital                        98,190,991
Accumulated distribution in excess of net
  investment income                                  (90,429)
Accumulated net realized loss on investments      (2,789,828)
Net unrealized depreciation on investments          (678,828)
                                                ------------
Net assets                                      $ 94,642,250
                                                ============
CLASS A
Net assets applicable to outstanding shares     $  6,683,551
                                                ============
Shares of capital stock outstanding                  732,100
                                                ============
Net asset value per share outstanding           $       9.13
Maximum sales charge (3.00% of offering price)          0.28
                                                ------------
Maximum offering price per share outstanding    $       9.41
                                                ============
CLASS I
Net assets applicable to outstanding shares     $ 87,958,699
                                                ============
Shares of capital stock outstanding                9,612,358
                                                ============
Net asset value and offering price per share
  outstanding                                   $       9.15
                                                ============

 170   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 1,403,641
  Income from securities loaned -- net                22,981
                                                 -----------
    Total income                                   1,426,622
                                                 -----------
EXPENSES:
  Manager                                            292,970
  Professional                                        24,798
  Registration                                        15,451
  Transfer agent -- Class A                            7,958
  Transfer agent -- Class I                           13,230
  Custodian                                            7,496
  Service -- Class A                                   6,827
  Directors                                            5,318
  Shareholder communication                            4,778
  Portfolio pricing                                    4,697
  Miscellaneous                                       11,191
                                                 -----------
    Total expenses before reimbursement              394,714
  Expense reimbursement from Manager                 (87,597)
                                                 -----------
    Net expenses                                     307,117
                                                 -----------
Net investment income                              1,119,505
                                                 -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                    (687,807)
Net change in unrealized depreciation on
  investments                                       (516,290)
                                                 -----------
Net realized and unrealized loss on investments   (1,204,097)
                                                 -----------
Net decrease in net assets resulting from
  operations                                     $   (84,592)
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   171

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                             2005           2004
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income               $  1,119,505   $  1,825,945
 Net realized loss on investments        (687,807)      (308,327)
 Net change in unrealized
  appreciation (depreciation) on
  investments                            (516,290)      (301,216)
                                     ---------------------------
 Net increase (decrease) in net
  assets resulting from operations        (84,592)     1,216,402
                                     ---------------------------
Dividends to shareholders:
 From net investment income:
   Class A                                (52,887)       (99,114)
   Class I                             (1,066,407)    (1,827,034)
   Service Class                               --         (1,630)
 Return of capital:
   Class A                                     --         (4,736)
   Class I                                     --        (87,299)
   Service Class                               --            (78)
                                     ---------------------------
 Total dividends to shareholders       (1,119,294)    (2,019,891)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              2,245,811     20,321,429
   Class I                              4,212,009     18,601,113
   Service Class                               --         17,020
 Net asset value of shares issued
  in connection with acquisition of
  Eclipse Ultra Short Duration
  Fund:
   Class I                                     --     74,520,760
   Service Class                               --        218,328
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Class A                                 46,223         90,912
   Class I                                468,627        929,769
   Service Class                               --          1,608
                                     ---------------------------
                                        6,972,670    114,700,939
 Cost of shares redeemed:
   Class A                               (740,480)   (15,105,952)
   Class I                            (10,979,871)   (33,490,788)
   Service Class                               --       (780,868)
                                     ---------------------------
                                      (11,720,351)   (49,377,608)
                                     ---------------------------
    Increase (decrease) in net
     assets derived from capital
     share transactions                (4,747,681)    65,323,331
                                     ---------------------------
    Net increase (decrease) in net
     assets                            (5,951,567)    64,519,842
NET ASSETS:
Beginning of period                   100,593,817     36,073,975
                                     ---------------------------
End of period                        $ 94,642,250   $100,593,817
                                     ===========================
Accumulated distribution in excess
  of net investment income at end
  of period                          $    (90,429)  $    (90,640)
                                     ===========================

 172   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          CLASS A                                CLASS I
                                ---------------------------      ---------------------------------------
                                                JANUARY 2,
                                SIX MONTHS        2004**         SIX MONTHS
                                  ENDED           THROUGH          ENDED
                                APRIL 30,       OCTOBER 31,      APRIL 30,       YEAR ENDED OCTOBER 31,
                                 2005***           2004           2005***         2004         2003
Net asset value at beginning
  of period                       $ 9.24          $ 9.32          $  9.26        $  9.31      $  9.34
                                  ------          ------          -------        -------      -------
Net investment income               0.09            0.06             0.11           0.17         0.19
Net realized and unrealized
  gain (loss) on Investments       (0.12)          (0.01)           (0.11)         (0.03)       (0.01)
                                  ------          ------          -------        -------      -------
Total from investment
  operations                       (0.03)           0.05             0.00(e)        0.14         0.18
                                  ------          ------          -------        -------      -------
Less dividends:
  From net investment income       (0.08)          (0.12)           (0.11)         (0.18)       (0.21)
  Return of capital                   --           (0.01)              --          (0.01)          --
                                  ------          ------          -------        -------      -------
Total dividends and
  distributions                    (0.08)          (0.13)           (0.11)         (0.19)       (0.21)
                                  ------          ------          -------        -------      -------
Net asset value at end of
  period                          $ 9.13          $ 9.24          $  9.15        $  9.26      $  9.31
                                  ======          ======          =======        =======      =======
Total investment return (b)        (0.28%)(c)       0.57%(c)        (0.03%)(c)      1.50%        1.94%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           1.19%+          1.43%+           1.70%+         1.83%        2.02%
    Net expenses                    1.11%+          1.00%+           0.60%+         0.60%        0.60%
    Expenses (before
      reimbursement)                1.29%+          1.18%+           0.78%+         0.78%        0.98%
Portfolio turnover rate               67%            151%              67%           151%         173%
Net assets at end of period
  (in 000's)                      $6,684          $5,192          $87,959        $95,402      $35,532

                                             CLASS I
                                ---------------------------------

                                     YEAR ENDED OCTOBER 31,
                                 2002         2001         2000
Net asset value at beginning
  of period                     $  9.57      $  9.36      $  9.63
                                -------      -------      -------
Net investment income              0.29(a)      0.47(f)      0.57(a)
Net realized and unrealized
  gain (loss) on Investments       0.00(e)      0.48(f)     (0.03)
                                -------      -------      -------
Total from investment
  operations                       0.29         0.95         0.54
                                -------      -------      -------
Less dividends:
  From net investment income      (0.52)       (0.74)       (0.81)
  Return of capital                  --           --           --
                                -------      -------      -------
Total dividends and
  distributions                   (0.52)       (0.74)       (0.81)
                                -------      -------      -------
Net asset value at end of
  period                        $  9.34      $  9.57      $  9.36
                                =======      =======      =======
Total investment return (b)        3.21%       10.68%        6.05%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income          3.13%        4.93%(f)     6.20%
    Net expenses                   0.60%        0.60%        0.61%(d)
    Expenses (before
      reimbursement)               0.96%        1.03%        0.99%
Portfolio turnover rate             228%         149%         165%
Net assets at end of period
  (in 000's)                    $37,201      $30,065      $31,146

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of Operations.
***  Unaudited.
+    Annualized.
++   Service Class shares ceased operations on January 9, 2004.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I and Service Class are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The effect of non-reimbursable interest expense on the expense ratio was 0.01%.
(e)  Less than one cent per share.
(f)  As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to November 1, 2000, have not been restated to reflect this change in presentation.

                                                                CLASS I     SERVICE CLASS

Decrease net investment income                                  ($0.12)         ($0.11)
Increase net realized and unrealized gains and losses             0.12            0.11
Decrease ratio of net investment income                          (1.26%)         (1.20%)

 174   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                         SERVICE CLASS++
--------------------------------------------------------------------------------------------------
    NOVEMBER 1,
       2003                                                          JANUARY 1,
      THROUGH                                                          THROUGH         YEAR ENDED
    JANUARY 9,                 YEAR ENDED OCTOBER 31,                OCTOBER 31,      DECEMBER 31,
       2004           2003        2002        2001        2000          1999*             1998
      $ 9.29         $ 9.32      $ 9.54      $ 9.32      $ 9.59        $ 9.41            $ 9.38
      ------         ------      ------      ------      ------        ------            ------
        0.03           0.16        0.27(a)     0.45(f)     0.54(a)       0.45              0.53
        0.06          (0.00)(e)    0.00(e)     0.48(f)    (0.03)        (0.27)             0.03
      ------         ------      ------      ------      ------        ------            ------
        0.09           0.16        0.27        0.93        0.51          0.18              0.56
      ------         ------      ------      ------      ------        ------            ------
       (0.03)         (0.19)      (0.49)      (0.71)      (0.78)           --             (0.53)
       (0.00)(e)         --          --          --          --            --                --
      ------         ------      ------      ------      ------        ------            ------
       (0.03)         (0.19)      (0.49)      (0.71)      (0.78)           --             (0.53)
      ------         ------      ------      ------      ------        ------            ------
      $ 9.35         $ 9.29      $ 9.32      $ 9.54      $ 9.32        $ 9.59            $ 9.41
      ======         ======      ======      ======      ======        ======            ======
        0.93%(c)       1.69%       2.93%      10.46%       5.78%         1.91%(c)          5.98%
        1.29%+         1.77%       2.88%       4.68%(f)    5.95%         5.17%+            5.70%
        0.85%+         0.85%       0.85%       0.85%       0.86%(d)      0.85%+            0.85%
        1.06%+         1.23%       1.21%       1.28%       1.24%         1.10%+            1.14%
          90%           173%        228%        149%        165%          105%              125%
      $    0         $  542      $  733      $1,032      $1,061        $1,036            $1,273

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   175

MAINSTAY ASSET MANAGER FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM INITIAL SALES CHARGE 5.5%
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges       -3.22%   0.18%  -0.66%  8.66%
Excluding sales charges   2.41    6.01   0.47    9.28

(PERFORMANCE GRAPH)                                         (With sales charges)

                                           MAINSTAY ASSET                                ASSET MANAGER        CITIGROUP BIG BOND
                                            MANAGER FUND          S&P 500 INDEX         COMPOSITE INDEX             INDEX
                                           --------------         -------------         ---------------       ------------------
4/30/95                                         9450                  10000                  10000                  10000
                                               11673                  13021                  12079                  10855
                                               13772                  16294                  14206                  11637
                                               18010                  22985                  18152                  12914
                                               20694                  28001                  21025                  13728
                                               22415                  30837                  22526                  13889
                                               21525                  26837                  21679                  15608
                                               20545                  23448                  20585                  16832
                                               18945                  20328                  19624                  18591
                                               21643                  24979                  22383                  18941
4/30/05                                        22945                  26562                  23654                  19961

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges       -3.00%   0.19%  -0.61%  8.51%
Excluding sales charges   2.00    5.19   -0.26   8.51

(PERFORMANCE GRAPH)                                         (With sales charges)

                                           MAINSTAY ASSET                                ASSET MANAGER        CITIGROUP BIG BOND
                                            MANAGER FUND          S&P 500 INDEX         COMPOSITE INDEX             INDEX
                                           --------------         -------------         ---------------       ------------------
4/30/95                                        10000                  10000                  10000                  10000
                                               12261                  13021                  12079                  10855
                                               14362                  16294                  14206                  11637
                                               18658                  22985                  18152                  12914
                                               21300                  28001                  21025                  13728
                                               22929                  30837                  22526                  13889
                                               21871                  26837                  21679                  15608
                                               20726                  23448                  20585                  16832
                                               18966                  20328                  19624                  18591
                                               21520                  24979                  22383                  18941
4/30/05                                        22636                  26562                  23654                  19961

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges        1.00%   4.27%  -0.28%  8.48%
Excluding sales charges   2.00    5.27   -0.28   8.48

(PERFORMANCE GRAPH)                                         (With sales charges)

                                           MAINSTAY ASSET                                ASSET MANAGER        CITIGROUP BIG BOND
                                            MANAGER FUND          S&P 500 INDEX         COMPOSITE INDEX             INDEX
                                           --------------         -------------         ---------------       ------------------
4/30/95                                        10000                  10000                  10000                  10000
                                               12260                  13021                  12079                  10855
                                               14362                  16294                  14206                  11637
                                               18636                  22985                  18152                  12914
                                               21275                  28001                  21025                  13728
                                               22879                  30837                  22526                  13889
                                               21813                  26837                  21679                  15608
                                               20677                  23448                  20585                  16832
                                               18913                  20328                  19624                  18591
                                               21431                  24979                  22383                  18941
4/30/05                                        22561                  26562                  23654                  19961

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 176   MainStay Asset Manager Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          2.51%   6.17%  0.68%   9.49%

(PERFORMANCE GRAPH)

                                           MAINSTAY ASSET                                ASSET MANAGER        CITIGROUP BIG BOND
                                            MANAGER FUND          S&P 500 INDEX         COMPOSITE INDEX             INDEX
                                           --------------         -------------         ---------------       ------------------
4/30/95                                        10000                  10000                  10000                  10000
                                               12371                  13021                  12079                  10855
                                               14630                  16294                  14206                  11637
                                               19159                  22985                  18152                  12914
                                               22058                  28001                  21025                  13728
                                               23937                  30837                  22526                  13889
                                               23018                  26837                  21679                  15608
                                               22030                  23448                  20585                  16832
                                               20359                  20328                  19624                  18591
                                               23317                  24979                  22383                  18941
4/30/05                                        24757                  26562                  23654                  19961

                                                          SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   YEARS   YEARS
--------------------------------------------------------------------------------------

Asset Manager Composite Index(1)                          2.44%   5.68%  0.98%    8.99%
S&P 500(R) Index(2)                                       3.28    6.34  -2.94    10.26
Citigroup Broad Investment Grade (BIG) Bond Index(3)      1.01    5.39   7.52     7.16
Average Lipper flexible portfolio fund(4)                 2.80    6.09   0.80     7.95

any time. From inception (1/2/91) through 12/31/03, performance for Class A and B shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and B shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1% sales charge and a 1% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge, CDSC, and fees and expenses for Class L shares. Effective 1/02/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares, or both.
1. The Asset Manager Composite Index is comprised of the S&P 500(R) Index, the Citigroup Broad Investment Grade (BIG) Bond Index, and the Citigroup 1-Month T-Bill Index weighted 60%/30%/10%, respectively. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Citigroup Broad Investment Grade
   (BIG) Bond Index--The Citigroup BIG Bond Index--is an unmanaged index that is considered representative of the U.S. investment-grade bond market. The Citigroup 1-Month T-Bill Index includes the monthly return equivalents of yield averages that are not marked to market. The Index is an average of the last one-month Treasury bill issue. Results for all indices assume reinvestment of all income and capital gains. The Asset Manager Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Citigroup Broad Investment Grade (BIG) Bond Index--the Citigroup BIG Bond Index--is an unmanaged index that is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     177

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ASSET MANAGER FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/04           4/30/05           PERIOD(1)           4/30/05            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,024.20            $5.42            $1,019.60             $5.41
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,020.15            $9.17            $1,015.85             $9.15
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,020.15            $9.17            $1,015.85             $9.15
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,025.15            $4.17            $1,020.85             $4.16
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.08% for Class A, 1.83% for Class B and Class C, and 0.83% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 178   MainStay Asset Manager Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

Common Stocks                                                                     58.4%
U.S. Government & Federal Agencies                                                20.5%
Short-Term Investments (collateral from securities lending is 3.6%                18.2%
Corporate Bonds                                                                    6.4%
Real Estate Investment Trusts                                                      1.3%
Foreign Bonds                                                                      1.1%
Asset-Backed Security                                                              0.3%
Yankee Bonds                                                                       0.1%
Liabilities in Excess of Cash and Other Assets                                    (6.3)%

See Portfolio of Investments on page 182 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  General Electric Co.
 3.  United States Treasury Note 4.00%, due 2/15/14
 4.  Johnson & Johnson
 5.  Microsoft Corp.
 6.  Gillette Co. (The)
 7.  Altria Group, Inc.
 8.  Federal National Mortgage Association (Mortgage
     Pass-Through Security) 5.00%, due 5/15/34 TBA
 9.  Federal Home Loan Bank 2.875%, due 9/15/06
10.  International Business Machines Corp.

                                                   www.mainstayfunds.com     179

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Devon McCormick of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests in three asset classes, subject to the following constraints: 30% to 80% of its net assets in common stocks (with specific allocation ranges for stocks that seek to track the performance of the S&P 500(R) Index, the S&P MidCap 400(R) Index, the S&P SmallCap 600(R) Index, and the Morgan Stanley REIT(R) Index),(1) 10% to 60% of its net assets in fixed-income securities selected to parallel the performance of the Citigroup BIG Bond Index,(2) and 10% to 60% of its net assets in selected money-market instruments. In implementing this strategy, we use a disciplined methodology to determine the best allocation within the Fund's percentage constraints. We use a proprietary model to estimate expected returns, volatilities, and correlations on domestic and foreign stock markets and on domestic fixed-income securities. The Fund's allocations among stocks, bonds, and money-market securities are structured to take advantage of perceived imbalances in relative pricing.

WHAT WERE SOME OF THE MAJOR MARKET FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

For the six months ended April 30, 2005, the broadly watched equity indices produced mixed results. During this period, mid-cap stocks performed relatively better than their large- and small-cap counterparts. The market clearly favored value equities over growth stocks for large- and mid-cap issues, although different data sources suggested different style preferences among small-cap issues.(3) Throughout much of the reporting period, the domestic equity market was influenced by crude-oil price fluctuations, job-growth concerns, the U.S. dollar's decline, and continuing instability in the Middle East.

HOW DID YOU POSITION THE FUND'S PORTFOLIO DURING THE SIX MONTHS ENDED APRIL 30, 2005?

During the reporting period, the Fund had an average allocation of 56% in equities, 32% in bonds, and 12% in cash. Within the equity allocation, U.S. equities were underweighted relative to the Fund's custom benchmark(4) by 12 percentage points, international equities were overweighted by 7 percentage points, and REITs were overweighted by 1 percentage point. While the custom benchmark allocates 60% to U.S. equities, the Fund's allocation averaged 48%. Although the custom benchmark has no allocation to international equities or REITs, international equities averaged 7% of net assets in the Fund's portfolio and REITs averaged 1%.

HOW DID THE FUND'S EQUITIES PERFORM?

All foreign markets in the investable universe, with the exception of Japan and Germany, outperformed the U.S. during the six-month reporting period. The decision to invest in the equity markets of Australia (+6.16%),(5) Hong Kong (+6.54%), Italy (+7.11%), and Spain (+6.93%) proved beneficial for the six months ended April 30, 2005.

The economy appears to be well on its way to recovery after the 2001 recession, and the Federal Reserve is now trying to ease inflation.


Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large- capitalization companies. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. "S&P 500(R) Index," "S&P MidCap 400(R) Index," and "S&P SmallCap 600(R) Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Fund. Each index is unmanaged and is considered to be generally representative of a different capitalization segment of the U.S. stock market. The Morgan Stanley REIT(R) Index is an unmanaged, capitalization- weighted index of the most actively traded real estate investment trusts (REITs) and is designed to measure real estate equity performance. Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. See footnote on page 177 for more information on the Citigroup Broad Investment Grade (BIG) Bond Index.
3. Specifically, for the six months ended April 30, 2005, the Russell 2000(R) Growth Index underperformed the Russell 2000(R) Value Index, while the S&P SmallCap 600/Barra Growth Index outperformed the S&P SmallCap 600/Barra Value Index. Each of these indices is unmanaged, contains different issues, and is considered to be generally representative of small-cap growth or small-cap value stocks, as the index name suggests. An investment cannot be made directly into an index.
4. See footnote on page 177 for more information on the Asset Manager Composite Index.
5. Returns for individual markets or sectors reflect the performance of major unmanaged indices or index components considered to be reflective of the markets or sectors mentioned. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index. Foreign market returns are in local currency terms.

 180   MainStay Asset Manager Fund

In four separate moves during the reporting period, the Federal Open Market Committee gradually raised the targeted federal funds rate from 1.75% on October 31, 2004, to 2.75% on April 30, 2005. The rising rate environment hurt the Fund's REIT component.

DID THE FUND'S BOND ALLOCATION HELP RESULTS?

The bond portion of the Fund's portfolio showed strong relative performance, largely because of sector and issue selection. Of course, the Fund incurs expenses that an unmanaged index does not. As a result, there will be times when the bond portion of the Fund will lag the BIG Index.

For the six months ended April 30, 2005, the mortgage-backed securities of the BIG Index showed the strongest performance, with a total return of 1.43%. In the credit component of the BIG Index, A-rated bonds(6) returned 1.29%, and AA-rated bonds returned 0.58%. At -0.10%, bonds rated BBB provided the weakest performance.

HOW DID THE ACTIVELY MANAGED SEGMENTS OF THE FUND AFFECT RESULTS?

The Fund's allocation to an actively managed enhanced index fund helped returns, since this portion of the Fund's portfolio outperformed the S&P 500(R) Index by 94 basis points for the reporting period. Similarly, the Fund's allocation to the actively managed mid-cap strategy enhanced results, because this portion of the Fund's portfolio outperformed the S&P MidCap 400(R) Index by 115 basis points. The Fund's allocation to the actively managed fixed-income strategy fared well, since this portion of the Fund's portfolio outperformed the Citigroup BIG Bond Index by 19 basis points.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE FUND?

While many factors may influence the stock and bond markets, we will continue to rely on our proprietary asset-allocation model to determine which asset classes offer the greatest investment potential. We will continue to select investments for the Fund's portfolio within the allocation constraints outlined in the prospectus.


6. Debt rated AA by Standard & Poor's is deemed by Standard & Poor's to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard & Poor's is deemed by Standard & Poors to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   www.mainstayfunds.com     181

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

LONG-TERM BONDS (28.4%)+
ASSET-BACKED SECURITY (0.3%)
------------------------------------------------------------------------------
CONSUMER FINANCE (0.3%)
Citibank Credit Card Issuance Trust
  Series 2003-A2 Class A2
  2.70%, due 1/15/06                                $ 1,000,000   $    993,862
                                                                  ------------
Total Asset-Backed Security
  (Cost $1,004,250)                                                    993,862
                                                                  ------------

CORPORATE BONDS (6.4%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.2%)
Honeywell International, Inc.
  7.50%, due 3/1/10                                     100,000        113,104
Lockheed Martin Corp.
  7.65%, due 5/1/16                                     100,000        121,440
Northrop Grumman Corp.
  7.13%, due 2/15/11                                    100,000        112,474
  7.875%, due 3/1/26                                     50,000         64,105
Raytheon Co.
  6.40%, due 12/15/18                                    50,000         55,307
  6.75%, due 8/15/07                                     58,000         60,984
United Technologies Corp.
  6.35%, due 3/1/11                                     100,000        109,272
                                                                  ------------
                                                                       636,686
                                                                  ------------
AUTOMOBILES (0.1%)
DaimlerChrysler North America Holdings, Inc.
  7.30%, due 1/15/12                                    250,000        267,779
General Motors Corp.
  8.375%, due 7/15/33 (j)                               250,000        190,295
                                                                  ------------
                                                                       458,074
                                                                  ------------
BEVERAGES (0.1%)
Anheuser-Busch Cos., Inc.
  5.75%, due 4/1/10                                     100,000        105,671
Coca-Cola Enterprises, Inc.
  7.00%, due 5/15/98                                    100,000        121,835
Pepsi Bottling Holdings, Inc.
  5.625%, due 2/17/09 (c)                               100,000        104,587
                                                                  ------------
                                                                       332,093
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
BUILDING PRODUCTS (0.0%) (b)
Masco Corp.
  6.75%, due 3/15/06                                $   100,000   $    102,391
                                                                  ------------

CAPITAL MARKETS (0.5%)
Bear Stearns Cos., Inc. (The)
  5.70%, due 1/15/07                                    250,000        256,554
Credit Suisse FirstBoston USA, Inc.
  4.625%, due 1/15/08                                   250,000        252,325
Goldman Sachs Group, Inc. (The)
  5.70%, due 9/1/12                                     150,000        157,259
  6.125%, due 2/15/33                                   100,000        105,736
JPMorgan Chase & Co.
  5.75%, due 1/2/13                                     250,000        264,251
Lehman Brothers Holdings, Inc.
  Series G
  4.80%, due 3/13/14                                    100,000         98,906
  7.00%, due 2/1/08                                     150,000        160,817
Merrill Lynch & Co., Inc.
  Series B
  4.00%, due 11/15/07                                   250,000        249,655
Morgan Stanley
  6.60%, due 4/1/12                                     125,000        136,888
  6.75%, due 10/15/13                                   125,000        139,945
                                                                  ------------
                                                                     1,822,336
                                                                  ------------
CHEMICALS (0.1%)
Dow Chemical Co. (The)
  5.75%, due 11/15/09                                   100,000        106,350
E.I. du Pont de Nemours & Co.
  6.875%, due 10/15/09                                  100,000        110,149
                                                                  ------------
                                                                       216,499
                                                                  ------------
COMMERCIAL BANKS (0.6%)
Bank of America Corp.
  5.875%, due 2/15/09                                   500,000        526,885
Bank One Corp., Series A
  6.00%, due 2/17/09                                    250,000        263,153
FleetBoston Financial Corp.
  3.85%, due 2/15/08                                    250,000        247,519
PNC Bank NA, Series BKNT
  5.25%, due 1/15/17                                     75,000         75,972
U.S. Bancorp, Series N
  3.95%, due 8/23/07                                    250,000        249,340
Wachovia Bank National Association
  4.85%, due 7/30/07                                    250,000        255,165

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 182   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
Wachovia Corp.
  6.25%, due 8/4/08                                 $   100,000   $    105,946
Wells Fargo Bank NA
  6.45%, due 2/1/11                                     250,000        273,429
                                                                  ------------
                                                                     1,997,409
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Cendant Corp.
  6.25%, due 1/15/08                                    100,000        104,232
Waste Management, Inc.
  7.375%, due 8/1/10                                    100,000        111,931
                                                                  ------------
                                                                       216,163
                                                                  ------------
COMMUNICATIONS EQUIPMENT (0.1%)
Motorola, Inc.
  4.61%, due 11/16/07                                   100,000        100,704
  5.80%, due 10/15/08                                   100,000        104,151
                                                                  ------------
                                                                       204,855
                                                                  ------------
COMPUTERS & PERIPHERALS (0.1%)
International Business Machines Corp.
  4.25%, due 9/15/09                                    250,000        249,300
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONSUMER FINANCE (0.7%)
American General Finance Corp.
  Series H
  4.50%, due 11/15/07                               $   250,000   $    250,718
Capital One Bank
  5.125%, due 2/15/14                                   100,000         99,219
Ford Motor Credit Co.
  7.375%, due 2/1/11                                    250,000        234,149
  7.875%, due 6/15/10                                   500,000        481,198
General Motors Acceptance Corp.
  6.125%, due 8/28/07                                   350,000        341,038
HSBC Finance Corp.
  4.125%, due 11/16/09                                  500,000        490,713
John Deere Capital Corp.
  3.90%, due 1/15/08                                    250,000        247,405
MBNA Corp.
  6.125%, due 3/1/13                                    100,000        105,880
SLM Corp.
  5.625%, due 8/1/33                                    100,000        102,715
Toyota Motor Credit Corp.
  4.25%, due 3/15/10                                     50,000         49,785
                                                                  ------------
                                                                     2,402,820
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.5%)
Boeing Capital Corp.
  5.75%, due 2/15/07                                    250,000        256,821
CIT Group, Inc.
  5.50%, due 11/30/07                                   250,000        256,961
Citigroup, Inc.
  3.50%, due 2/1/08                                     500,000        490,977
  5.875%, due 2/22/33                                   250,000        262,150
National Rural Utilities Cooperative Finance Corp.
  5.75%, due 8/28/09                                    250,000        262,173
UFJ Finance Aruba AEC
  6.75%, due 7/15/13                                    100,000        110,228
Verizon Global Funding Corp.
  7.75%, due 12/1/30                                    100,000        124,432
                                                                  ------------
                                                                     1,763,742
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
ALLTEL Corp.
  4.656%, due 5/17/07                                   100,000        100,849
Ameritech Capital Funding
  6.55%, due 1/15/28                                    100,000        109,655
BellSouth Corp.
  6.00%, due 10/15/11                                   250,000        267,846
GTE South, Inc., Series C
  6.00%, due 2/15/08                                    300,000        311,376
SBC Communications, Inc.
  5.75%, due 5/2/06                                     150,000        152,684
Sprint Capital Corp.
  6.125%, due 11/15/08                                  150,000        157,643
  8.75%, due 3/15/32                                    100,000        134,468
                                                                  ------------
                                                                     1,234,521
                                                                  ------------
ELECTRIC UTILITIES (0.4%)
American Electric Power Co., Inc.
  5.375%, due 3/15/10                                   100,000        102,916
Consumers Energy Co., Series B
  5.375%, due 4/15/13                                   100,000        102,018
Dominion Resources, Inc. Series B
  6.25%, due 6/30/12                                    100,000        108,039
DTE Energy Co., Series A
  6.65%, due 4/15/09                                    100,000        107,521
FirstEnergy Corp., Series A
  5.50%, due 11/15/06                                   100,000        101,850
  6.45%, due 11/15/11                                   100,000        107,399
Northern States Power Co.
  6.875%, due 8/1/09                                    100,000        109,238
Oncor Electric Delivery Co.
  7.00%, due 9/1/22                                     100,000        115,764
Peco Energy Co.
  3.50%, due 5/1/08                                     100,000         98,023

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   183

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)
Progress Energy, Inc.
  7.10%, due 3/1/11                                 $   100,000   $    109,523
Southern California Edison Co.
  6.65%, due 4/1/29                                     100,000        114,619
                                                                  ------------
                                                                     1,176,910
                                                                  ------------
FOOD & STAPLES RETAILING (0.1%)
Albertson's, Inc.
  7.50%, due 2/15/11                                    100,000        110,558
Kroger Co. (The)
  4.95%, due 1/15/15                                    100,000         96,919
Safeway, Inc.
  6.50%, due 3/1/11                                     100,000        106,263
Wal-Mart Stores, Inc.
  7.55%, due 2/15/30                                    100,000        131,365
                                                                  ------------
                                                                       445,105
                                                                  ------------
FOOD PRODUCTS (0.2%)
Archer-Daniels-Midland Co.
  8.125%, due 6/1/12                                    100,000        121,568
ConAgra Foods, Inc.
  6.75%, due 9/15/11                                    100,000        111,314
General Mills, Inc.
  3.875%, due 11/30/07                                  100,000         99,077
Kellogg Co., Series B
  6.00%, due 4/1/06                                     100,000        102,002
Kraft Foods, Inc.
  4.125%, due 11/12/09                                  100,000         98,199
  5.25%, due 6/1/07                                     100,000        101,916
Unilever Capital Corp.
  7.125%, due 11/1/10                                   100,000        112,963
                                                                  ------------
                                                                       747,039
                                                                  ------------
GAS UTILITIES (0.0%) (b)
Kinder Morgan Energy Partners, L.P.
  7.125%, due 3/15/12                                   100,000        112,937
                                                                  ------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
Aetna, Inc.
  7.875%, due 3/1/11                                     50,000         57,648
HCA, Inc.
  8.75%, due 9/1/10                                     100,000        112,533
                                                                  ------------
                                                                       170,181
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
HOUSEHOLD PRODUCTS (0.0%) (b)
Procter & Gamble Co. (The)
  4.85%, due 12/15/15                               $   100,000   $    100,468
                                                                  ------------

INSURANCE (0.1%)
Allstate Corp. (The)
  7.20%, due 12/1/09                                    100,000        111,452
ASIF Global Financial XVIII
  3.85%, due 11/26/07 (c)                                50,000         49,419
Berkshire Hathaway, Inc.
  4.625%, due 10/15/13                                  100,000         98,490
MetLife, Inc.
  5.50%, due 6/15/14                                    100,000        104,073
Prudential Financial, Inc.
  4.50%, due 7/15/13                                    100,000         97,514
                                                                  ------------
                                                                       460,948
                                                                  ------------
MACHINERY (0.0%) (b)
Caterpillar, Inc.
  7.25%, due 9/15/09                                    100,000        110,987
                                                                  ------------

MEDIA (0.4%)
AT&T Broadband Corp.
  8.375%, due 3/15/13                                   150,000        182,102
Clear Channel Communications, Inc.
  4.25%, due 5/15/09                                    100,000         95,896
  6.00%, due 11/1/06                                     50,000         50,819
Comcast Cable Communications, Inc.
  6.375%, due 1/30/06                                    50,000         50,846
Comcast Corp.
  6.50%, due 1/15/15                                    100,000        110,090
Cox Enterprises, Inc.
  7.875%, due 9/15/10 (c)                               100,000        112,030
Liberty Media Corp.
  7.875%, due 7/15/09                                   100,000        108,914
News America Holdings
  9.25%, due 2/1/13                                     100,000        126,233
Time Warner, Inc.
  7.625%, due 4/15/31                                   250,000        304,649
Viacom, Inc.
  7.70%, due 7/30/10                                    100,000        110,709
Walt Disney Co. (The)
  Series B
  6.75%, due 3/30/06                                    100,000        102,578
  7.00%, due 3/1/32                                     100,000        116,977
                                                                  ------------
                                                                     1,471,843
                                                                  ------------
METALS & MINING (0.1%)
Alcoa, Inc.
  4.25%, due 8/15/07                                    250,000        250,354
                                                                  ------------

 184   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
MULTILINE RETAIL (0.1%)
Federated Department Stores, Inc.
  7.00%, due 2/15/28                                $   100,000   $    112,588
Target Corp.
  7.00%, due 7/15/31                                    100,000        124,545
                                                                  ------------
                                                                       237,133
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.2%)
Constellation Energy Group, Inc.
  6.35%, due 4/1/07                                     100,000        103,772
Duke Energy Corp.
  6.25%, due 1/15/12                                    100,000        107,957
Michigan Consolidated Gas Co. Series B
  7.15%, due 5/30/06                                    125,000        129,147
Pacific Electric & Gas Co.
  4.80%, due 3/1/14                                     100,000         99,263
PSE&G Power LLC
  7.75%, due 4/15/11                                    100,000        114,807
                                                                  ------------
                                                                       554,946
                                                                  ------------
OIL & GAS (0.3%)
Amerada Hess Corp.
  7.30%, due 8/15/31                                    100,000        114,306
Anadarko Petroleum Corp.
  7.20%, due 3/15/29                                    100,000        120,464
Devon Financing Corp.
  6.875%, due 9/30/11                                   100,000        111,058
Enterprise Products Operating L.P., Series B
  4.625%, due 10/15/09                                  100,000         98,440
Marathon Oil Corp.
  6.85%, due 3/1/08                                     100,000        106,492
Occidental Petroleum Corp.
  5.875%, due 1/15/07                                   100,000        102,917
Pemex Project Funding Master Trust
  7.375%, due 12/15/14                                  100,000        108,650
Valero Energy Corp.
  6.125%, due 4/15/07                                   100,000        102,822
                                                                  ------------
                                                                       865,149
                                                                  ------------
PAPER & FOREST PRODUCTS (0.1%)
International Paper Co.
  6.75%, due 9/1/11                                     100,000        109,095
Weyerhaeuser Co.
  6.75%, due 3/15/12                                    100,000        106,754
                                                                  ------------
                                                                       215,849
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
PHARMACEUTICALS (0.2%)
Bristol-Myers Squibb Co.
  5.75%, due 10/1/11                                $   150,000   $    158,830
Lilly (Eli) & Co.
  4.50%, due 3/15/18                                    100,000         95,359
Merck & Co., Inc.
  4.75%, due 3/1/15                                     100,000         98,359
Pfizer, Inc.
  4.65%, due 3/1/18                                      50,000         48,631
Pharmacia Corp.
  6.60%, due 12/1/28                                    100,000        117,077
Schering-Plough Corp.
  5.30%, due 12/1/13                                    100,000        103,772
Wyeth
  5.50%, due 3/15/13                                    100,000        103,563
                                                                  ------------
                                                                       725,591
                                                                  ------------
REAL ESTATE (0.1%)
Camden Property Trust
  4.375%, due 1/15/10                                    65,000         63,646
EOP Operating L.P.
  7.00%, due 7/15/11                                    100,000        110,464
Simon Property Group, L.P.
  6.375%, due 11/15/07                                  100,000        104,500
                                                                  ------------
                                                                       278,610
                                                                  ------------
ROAD & RAIL (0.1%)
Burlington Northern Santa Fe Corp.
  7.125%, due 12/15/10                                  100,000        112,354
CSX Corp.
  7.45%, due 5/1/07                                     100,000        106,225
Norfolk Southern Corp.
  6.75%, due 2/15/11                                    100,000        111,128
Union Pacific Corp.
  6.65%, due 1/15/11                                    100,000        109,549
                                                                  ------------
                                                                       439,256
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (0.0%) (b)
Jones Apparel Group, Inc.
  5.125%, due 11/15/14 (c)                               50,000         47,837
                                                                  ------------

THRIFTS & MORTGAGE FINANCE (0.4%)
Countrywide Home Loans, Inc.
  5.625%, due 5/15/07                                   100,000        102,487
General Electric Capital Corp.
  6.00%, due 6/15/12                                    500,000        537,517
  6.75%, due 3/15/32                                    250,000        298,346
Washington Mutual, Inc.
  4.20%, due 1/15/10                                    250,000        245,266
  7.50%, due 8/15/06                                    250,000        260,223
                                                                  ------------
                                                                     1,443,839
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   185

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
TOBACCO (0.0%) (b)
Altria Group, Inc.
  7.20%, due 2/1/07                                 $   100,000   $    104,612
                                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
AT&T Wireless Services, Inc.
  7.875%, due 3/1/11                                    100,000        115,054
                                                                  ------------
Total Corporate Bonds
  (Cost $21,748,209)                                                21,711,537
                                                                  ------------
FOREIGN BONDS (1.1%)
------------------------------------------------------------------------------
BEVERAGES (0.0%) (b)
Diageo Capital PLC
  3.375%, due 3/20/08                                   100,000         97,935
                                                                  ------------

CAPITAL MARKETS (0.1%)
Kreditanstalt fuer Wiederaufbau
  3.375%, due 1/23/08                                   250,000        246,866
                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
British Telecommunications PLC
  8.875%, due 12/15/30                                  100,000        136,554
Deutsche Telekom International Finance BV
  8.50%, due 6/15/10                                    250,000        289,938
France Telecom S.A.
  7.95%, due 3/1/06                                     150,000        154,341
  9.25%, due 3/1/31                                     100,000        135,383
Koninklijke (Royal) KPN N.V.
  8.00%, due 10/1/10                                    100,000        115,201
Telecom Italia Capital
  6.375%, due 11/15/33                                  100,000        104,263
                                                                  ------------
                                                                       935,680
                                                                  ------------
FOREIGN GOVERNMENTS (0.5%)
Malaysian Government
  8.75%, due 6/1/09                                     100,000        115,553
Province of Ontario
  5.50%, due 10/1/08                                    250,000        261,455
Province of Quebec
  7.50%, due 9/15/29                                    150,000        198,374
Republic of Italy, Series DTC
  5.625%, due 6/15/12                                   500,000        539,477
Republic of South Africa
  6.50%, due 6/2/14                                     100,000        108,000
United Mexican States
  6.375%, due 1/16/13                                   500,000        521,500
                                                                  ------------
                                                                     1,744,359
                                                                  ------------
INDUSTRIAL CONGLOMERATES (0.0%) (b)
Tyco International Group S.A.
  6.00%, due 11/15/13                                   100,000        106,802
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
INSURANCE (0.1%)
Axa
  8.60%, due 12/15/30                               $   100,000   $    133,481
                                                                  ------------

OIL & GAS (0.1%)
Conoco Funding Co.
  6.35%, due 10/15/11                                   250,000        276,396
                                                                  ------------

PAPER & FOREST PRODUCTS (0.0%) (b)
Stora Enso Oyj
  7.375%, due 5/15/11                                   100,000        112,492
                                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
Vodafone Group PLC
  7.75%, due 2/15/10                                    100,000        113,848
                                                                  ------------
Total Foreign Bonds
  (Cost $3,704,324)                                                  3,767,859
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (20.5%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (1.8%)
  2.75%, due 3/14/08                                  1,000,000        968,145

V    2.875%, due 9/15/06                              3,000,000      2,966,034
  3.375%, due 9/14/07                                 1,500,000      1,483,142
  5.25%, due 6/18/14                                    500,000        525,290
                                                                  ------------
                                                                     5,942,611
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.7%)
  2.75%, due 8/15/06                                  1,500,000      1,481,427
  3.625%, due 9/15/08                                 1,000,000        985,687
  4.875%, due 11/15/13                                1,000,000      1,023,911
  5.50%, due 9/15/11                                  1,000,000      1,061,591
  6.25%, due 7/15/32                                  1,000,000      1,191,395
                                                                  ------------
                                                                     5,744,011
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (3.5%)
  4.00%, due 1/1/20-2/1/20                            1,000,000        970,800
  4.50%, due 7/1/18-8/1/33                            1,288,345      1,266,304
  5.00%, due 12/1/18-5/15/34                          1,260,935      1,258,798
  5.00%, due 12/1/18-5/15/34 TBA (e)                  1,500,000      1,485,000
  5.50%, due 12/1/17-10/1/33                            954,293        974,799
  5.50%, due 5/15/34 TBA (e)                          2,500,000      2,527,345
  6.00%, due 5/1/16-11/1/32                           1,421,962      1,466,176
  6.50%, due 2/1/27-6/1/32                            1,255,660      1,308,625
  7.00%, due 3/1/26-7/1/32                              283,330        299,551

 186   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  7.50%, due 7/1/11-5/1/32                          $   280,069   $    299,443
  7.75%, due 10/1/07                                     27,269         28,196
  8.00%, due 10/1/11-11/1/11                             45,895         48,399
                                                                  ------------
                                                                    11,933,436
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (4.9%)
  4.50%, due 5/1/18-11/1/18                           2,050,209      2,032,943
  4.50%, due 5/12/35 TBA (e)                            500,000        482,656
  5.00%, due 10/1/17-3/1/18                           1,764,412      1,780,084
  5.00%, due 5/15/19 TBA (e)                            500,000        503,437

V    5.00%, due 5/15/34 TBA (e)                       3,000,000      2,970,000
  5.50%, due 9/1/18-10/1/34                           5,182,047      5,242,373
  6.00%, due 4/1/19-2/1/33                              932,011        958,880
  6.00%, due 5/15/34 TBA (e)                          1,500,000      1,539,843
  6.50%, due 7/1/29-8/1/32                              544,232        567,302
  7.00%, due 5/1/26-7/1/30                              143,513        151,816
  7.50%, due 7/1/11-10/1/15                             196,349        207,016
  8.00%, due 7/1/09-11/1/11                              80,626         84,783
  8.50%, due 8/1/26-10/1/26                               5,229          5,719
  9.00%, due 6/1/26-9/1/26                               25,367         27,879
                                                                  ------------
                                                                    16,554,731
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (1.0%)
  5.00%, due 8/15/33                                    378,773        378,743
  5.50%, due 8/15/33                                    647,831        659,831
  5.50%, due 5/15/34 TBA (e)                            500,000        508,437
  6.00%, due 1/15/33-11/15/33                           694,972        717,556
  6.50%, due 4/15/29-7/15/32                            394,188        412,994
  7.00%, due 7/15/11-6/15/28                            464,648        491,601
  7.50%, due 3/15/26-10/15/30                           136,640        146,838
  8.00%, due 8/15/26-10/15/26                            49,436         53,651
  8.50%, due 11/15/26                                    27,665         30,206
  9.00%, due 11/15/26                                     6,227          6,872
                                                                  ------------
                                                                     3,406,729
                                                                  ------------
UNITED STATES TREASURY BONDS (1.2%)
  5.25%, due 2/15/29 (j)                              1,900,000      2,074,933
  6.25%, due 8/15/23                                  1,800,000      2,163,235
                                                                  ------------
                                                                     4,238,168
                                                                  ------------
UNITED STATES TREASURY NOTES (6.4%)
  1.625%, due 2/28/06                                 2,000,000      1,972,110
  3.125%, due 5/15/07                                 1,000,000        989,688
  3.375%, due 2/28/07-2/15/08                         1,150,000      1,141,598
  3.625%, due 1/15/10 (j)                             1,900,000      1,878,773
  3.75%, due 3/31/07                                  2,000,000      2,003,672
  3.875%, due 5/15/09 (j)                             1,000,000      1,001,602
  4.00%, due 6/15/09-2/15/15 (j)                      4,500,000      4,487,393

V    4.00%, due 2/15/14 (j)                           4,750,000      4,694,520
  4.25%, due 11/15/14                                   225,000        225,738
  4.625%, due 5/15/06                                 2,875,000      2,910,265
  4.75%, due 5/15/14                                    650,000        677,574
                                                                  ------------
                                                                    21,982,933
                                                                  ------------
Total U.S. Government & Federal Agencies
  (Cost $69,316,043)                                                69,802,619(g)
                                                                  ------------

YANKEE BONDS (0.1%) (d)
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
TELUS Corp.
  8.00%, due 6/1/11                                      50,000         57,750
                                                                  ------------

INSURANCE (0.0%) (b)
ACE Ltd.
  6.00%, due 4/1/07                                      75,000         77,039
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
OIL & GAS (0.1%)
EnCana Corp.
  6.30%, due 11/1/11                                $   100,000   $    108,903
Norsk Hydro ASA
  7.25%, due 9/23/27                                    100,000        122,974
                                                                  ------------
                                                                       231,877
                                                                  ------------
ROAD & RAIL (0.0%) (b)
Canadian National Railway Co.
  7.625%, due 5/15/23                                    50,000         62,926
                                                                  ------------
Total Yankee Bonds
  (Cost $420,753)                                                      429,592
                                                                  ------------
Total Long-Term Bonds
  (Cost $96,193,579)                                                96,705,469
                                                                  ------------

                                                         SHARES

COMMON STOCKS (58.4%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.0%)
AAR Corp.                                                   582          8,573
Applied Signal Technology, Inc.                             195          3,804
Armor Holdings, Inc. (a)                                    549         19,220
Boeing Co. (The)                                         23,467      1,396,756
Cubic Corp.                                                 355          6,244
Curtiss-Wright Corp.                                        353         19,133
DRS Technologies, Inc. (a)                                  439         19,426
EDO Corp.                                                   297          8,859
Engineered Support Systems, Inc.                            661         23,346
Esterline Technologies Corp. (a)                            383         12,379

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   187


                                                         SHARES          VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (CONTINUED)
GenCorp, Inc.                                               799   $     15,189
General Dynamics Corp.                                    2,371        249,074
Honeywell International, Inc.                             6,981        249,641
Kaman Corp. Class A                                         413          5,319
Lockheed Martin Corp.                                     3,009        183,399
Mercury Computer
  Systems, Inc. (a)                                         338          8,900
Moog, Inc. Class A (a)                                      661         19,704
Precision Castparts Corp.                                 6,176        454,924
Raytheon Co.                                             14,597        548,993
Rockwell Collins, Inc.                                    5,719        262,388
Teledyne Technologies, Inc. (a)                             540         16,427
Triumph Group, Inc. (a)                                     290          9,028
                                                                  ------------
                                                                     3,540,726
                                                                  ------------
AIR FREIGHT & LOGISTICS (0.4%)
C.H. Robinson Worldwide, Inc.                             1,536         79,257
CNF, Inc.                                                 5,929        253,465
EGL, Inc. (a)                                               825         16,096
FedEx Corp.                                               4,884        414,896
Forward Air Corp. (a)                                       537         12,920
J.B. Hunt Transport Services, Inc.                        6,865        268,353
Ryder System, Inc.                                        2,606         96,239
United Parcel Service, Inc. Class B                       3,103        221,275
                                                                  ------------
                                                                     1,362,501
                                                                  ------------
AIRLINES (0.0%) (b)
Alaska Air Group, Inc. (a)                                3,030         80,810
Frontier Airlines, Inc. (a)                                 607          5,894
Mesa Air Group, Inc. (a)                                    576          3,070
SkyWest, Inc.                                               970         17,538
                                                                  ------------
                                                                       107,312
                                                                  ------------



                                                         SHARES          VALUE
AUTO COMPONENTS (0.2%)
ArvinMeritor, Inc.                                        1,493   $     17,737
BorgWarner, Inc.                                          6,445        294,665
Cooper Tire & Rubber Co.                                    473          8,254
Dana Corp.                                                  781          8,919
Delphi Corp.                                             12,631         41,682
Goodyear Tire & Rubber Co. (The)                          7,017         83,292
Lear Corp. (a)                                            3,801        128,816
Midas, Inc.                                                 270          5,838
Standard Motor Products, Inc.                               303          2,751
Superior Industries International, Inc.                     400          8,132
Visteon Corp.                                             5,188         18,158
                                                                  ------------
                                                                       618,244
                                                                  ------------
AUTOMOBILES (0.4%)
Coachmen Industries, Inc.                                   271          3,114
Ford Motor Co.                                           89,126        811,938
General Motors Corp.                                     17,573        468,848
Monaco Coach Corp. (a)                                      531          7,529
Winnebago Industries, Inc.                                  510         14,861
                                                                  ------------
                                                                     1,306,290
                                                                  ------------
BEVERAGES (0.4%)
Coca-Cola Co. (The)                                      10,386        451,168
Coca-Cola Enterprises, Inc.                               5,670        115,101
Constellation Brands, Inc. Class A                        3,644        192,075
Molson Coors Brewing Co. Class B                            991         61,194
Pepsi Bottling Group, Inc. (The)                          9,718        278,615
PepsiAmericas, Inc.                                       1,085         26,789
PepsiCo, Inc.                                             5,392        300,011
                                                                  ------------
                                                                     1,424,953
                                                                  ------------
BIOTECHNOLOGY (0.5%)
Amgen, Inc. (a)                                          17,458      1,016,230
ArQule, Inc. (a)                                            563          2,956
Biogen Idec, Inc. (a)                                     1,466         53,128
Cephalon, Inc.                                            1,260         55,314
Charles River Laboratories International, Inc.            1,434         67,929
Enzo Biochem, Inc. (a)                                      573          7,804
Genzyme Corp.                                             2,038        119,447
Invitrogen Corp.                                          2,120        155,332
Millennium Pharmaceuticals, Inc. (a)                      5,578         48,863
Regeneron Pharmaceuticals, Inc. (a)                         952          5,293
Savient Pharmaceuticals, Inc. (a)                         1,087          3,000
Techne Corp. (a)                                            889         37,143
Vertex Pharmaceuticals, Inc.                              4,233         40,383
                                                                  ------------
                                                                     1,612,822
                                                                  ------------
BUILDING PRODUCTS (0.2%)
Apogee Enterprises, Inc.                                    502          6,466
ElkCorp.                                                    319          8,772
Griffon Corp. (a)                                           488          9,365
Lennox International, Inc.                                  987         19,296
Masco Corp.                                              21,430        674,831
Simpson Manufacturing Co., Inc. (a)                         711         19,197
Universal Forest Products, Inc.                             288         10,961
                                                                  ------------
                                                                       748,888
                                                                  ------------
CAPITAL MARKETS (1.5%)
A.G. Edwards, Inc.                                        6,289        249,736
Bank of New York Co., Inc. (The)                         25,328        707,664
Bear Stearns Cos., Inc. (The)                             3,431        324,779
E*TRADE Financial Corp. (a)                              17,703        196,680

 188   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
CAPITAL MARKETS (CONTINUED)
Eaton Vance Corp.                                        15,468   $    362,415
Franklin Resources, Inc.                                  9,354        642,433
Investment Technology
  Group, Inc. (a)                                           697         13,250
Janus Capital Group, Inc.                                 5,789         75,199
LaBranche & Co., Inc.                                       471          3,132
Legg Mason, Inc.                                          8,019        568,226
Lehman Brothers Holdings, Inc.                            4,533        415,767
Merrill Lynch & Co., Inc.                                 2,816        151,867
Raymond James Financial, Inc.                             1,639         44,204
S&P 500 Index-SPDR Trust Series 1 (h)                     8,313        962,230
SEI Investments Co.                                       3,619        118,739
State Street Corp.                                        2,736        126,485
SWS Group, Inc.                                             310          4,526
T. Rowe Price Group, Inc.                                 1,044         57,598
                                                                  ------------
                                                                     5,024,930
                                                                  ------------



                                                         SHARES          VALUE
CHEMICALS (1.6%)
Airgas, Inc.                                              1,656   $     36,300
Albemarle Corp.                                           1,528         55,940
Arch Chemicals, Inc.                                        410         10,570
Cabot Corp.                                               1,311         40,051
Cambrex Corp.                                               470          8,930
Dow Chemical Co. (The)                                   32,403      1,488,270
E.I. du Pont de Nemours & Co.                            33,106      1,559,624
Eastman Chemical Co.                                      3,750        202,500
FMC Corp. (a)                                             1,140         55,860
Georgia Gulf Corp.                                          556         20,522
Great Lakes Chemical Corp.                                6,809        211,351
H.B. Fuller Co.                                             476         14,432
Headwaters, Inc. (a)                                        673         21,516
Lyondell Chemical Co.                                    15,216        381,770
MacDermid, Inc.                                             464         14,082
Material Sciences Corp.                                     253          3,104
Monsanto Co.                                             12,893        755,788
OM Group, Inc.                                              477         10,465
Omnova Solutions, Inc.                                      714          2,891
Penford Corp.                                               153          2,203
PolyOne Corp.                                             1,525         11,773
PPG Industries, Inc.                                      6,474        437,319
Quaker Chemical Corp.                                       169          3,294
RPM International, Inc.                                   2,503         43,177
Schulman (A.), Inc.                                         539          9,001
Wellman, Inc.                                               570          6,133
                                                                  ------------
                                                                     5,406,866
                                                                  ------------
COMMERCIAL BANKS (2.8%)
AmSouth Bancorp                                           2,868         75,486
Associated Banc-Corp                                      4,540        140,377
Bank of America Corp.                                    41,636      1,875,285
Bank of Hawaii Corp.                                        438         20,739
BB&T Corp.                                               23,617        926,023
Boston Private Financial Holdings, Inc.                     455         10,165
Chittenden Corp.                                            777         19,510
Colonial BancGroup, Inc. (The)                            5,843        128,897
Comerica, Inc.                                            4,182        239,461
Commerce Bancorp, Inc.                                    1,302         36,443
Community Bank System, Inc.                                 514         11,375
Compass Bancshares, Inc.                                  3,658        157,367
East West Bancorp, Inc.                                     884         28,394
Fifth Third Bancorp                                       9,157        398,330
First BanCorp                                               630         22,844
First Midwest Bancorp, Inc.                                 729         23,809
First Republic Bank                                         399         12,485
Gold Banc Corp., Inc.                                       672          9,294
Hibernia Corp. Class A                                   13,069        408,145
Hudson United Bancorp                                       757         25,935
Huntington Bancshares, Inc.                               1,736         40,813
Irwin Financial Corp.                                       389          7,807
KeyCorp                                                   6,669        221,144
Nara Bancorp, Inc.                                          390          5,242
National City Corp.                                      21,213        720,393
PNC Financial Services
  Group, Inc. (The)                                       1,769         94,164
PrivateBancorp, Inc.                                        354         11,062
Provident Bankshares Corp.                                  549         16,075
Regions Financial Corp.                                   3,443        115,306
Republic Bancorp, Inc.                                    1,172         14,861
Riggs National Corp.                                        522         10,195
Silicon Valley Bancshares (a)                               837         39,674
South Financial Group, Inc. (The)                         1,197         31,589
Southwest Bancorp. of
  Texas, Inc.                                             1,164         19,322
State Financial Services Corp. Class A                      323         11,802
Sterling Bancshares, Inc.                                   807         10,838
SunTrust Banks, Inc.                                      5,206        379,153
Susquehanna Bancshares, Inc.                                776         16,319
TCF Financial Corp.                                       2,530         63,984
TrustCo Bank Corp. of NY                                  1,270         13,983
U.S. Bancorp                                             20,286        565,979
UCBH Holdings, Inc.                                       1,532         24,098
Umpqua Holdings Corp.                                       745         16,554
United Bankshares, Inc.                                     678         20,760
Unizan Financial Corp.                                    4,984        126,693
Wachovia Corp.                                            3,667        187,677
Wells Fargo & Co.                                        33,049      1,980,957
Whitney Holding Corp.                                       688         31,146
Wilmington Trust Corp.                                    6,116        216,201

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   189


                                                         SHARES          VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
Wintrust Financial Corp.                                    341   $     15,655
Zions Bancorp                                               671         46,990
                                                                  ------------
                                                                     9,646,800
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
ABM Industries, Inc.                                        828         15,045
Administaff, Inc. (a)                                       487          6,657
Allied Waste Industries, Inc. (a)                         7,225         57,728
Angelica Corp.                                              158          4,263
Arbitron, Inc. (a)                                          509         21,541
Bowne & Co., Inc.                                           616          8,020
Brady Corp. Class A                                         792         23,483
Brink's Co. (The)                                         6,527        210,561
Career Education Corp. (a)                                5,799        182,321
CDI Corp.                                                   262          5,793
Cendant Corp. (a)                                        51,450      1,024,369
Central Parking Corp.                                       530          8,665
Chemed Corp.                                                204         14,451
Coinstar, Inc. (a)                                          393          6,736
Consolidated Graphics, Inc. (a)                             245         11,246
Corinthian Colleges, Inc.                                 2,102         29,869
CPI Corp.                                                   145          2,382
Donnelley (R.R.) & Sons Co.                               1,771         58,284
Equifax, Inc.                                             2,220         74,703
G&K Services, Inc. Class A                                  347         13,318
H&R Block, Inc.                                           1,987         98,972
Healthcare Services Group, Inc.                             100          2,525
Heidrick & Struggles International, Inc. (a)                334          8,637
IAAI Finance Corp.                                          206          5,809
Imagistics International, Inc. (a)                          276          7,411
John H. Harland Co.                                         473         17,028
Korn/Ferry International (a)                              1,123         16,171
Labor Ready, Inc. (a)                                       735         12,267
Mobile Mini, Inc. (a)                                       261          9,151
NCO Group, Inc. (a)                                         530          9,874
On Assignment, Inc. (a)                                     450          1,935
Pre-Paid Legal Services, Inc. (a)                           275          9,820
PRG-Schultz International, Inc.                             719          3,430
Republic Services, Inc.                                   5,133        177,602
School Specialty, Inc. (a)                                  377         13,990
Sotheby's Holdings, Inc. Class A (a)                      3,354         54,939
SOURCECORP, Inc. (a)                                        295          5,266
Spherion Corp. (a)                                        1,089          6,109
Standard Register Co. (The)                                 517          6,447
Tetra Tech, Inc. (a)                                        912          9,658
United Rentals, Inc. (a)                                  8,752        160,949
United Stationers, Inc.                                     520         21,934
Vertrue, Inc.                                               176          5,352
Viad Corp.                                                  377          9,708
Volt Information Sciences, Inc. (a)                         198          3,916
Waste Connections, Inc. (a)                                 803         28,282
Waste Management, Inc.                                   19,106        544,330
Watson Wyatt & Co. Holdings (a)                             542         14,309
                                                                  ------------
                                                                     3,045,256
                                                                  ------------



                                                         SHARES          VALUE
COMMUNICATIONS EQUIPMENT (1.4%)
3Com Corp. (a)                                            7,766   $     24,463
Adaptec, Inc. (a)                                         1,826          6,683
ADTRAN, Inc.                                              3,411         70,710
Audiovox Corp. Class A (a)                                  419          5,724
Bel Fuse, Inc. Class B                                      201          5,397
Belden CDT, Inc.                                            780         14,305
Black Box Corp.                                             301          9,789
Brooktrout, Inc.                                            220          2,165
C-COR, Inc.                                                 665          4,396
CIENA Corp.                                               3,535          8,130
Cisco Systems, Inc.                                     129,586      2,239,246
CommScope, Inc. (a)                                         407          5,747
Comverse Technology, Inc.                                 5,020        114,406
Corning, Inc.                                            13,590        186,862
Digi International, Inc.                                    361          3,845
Ditech Communications Corp.                                 200          2,262
Harmonic, Inc.                                            1,242          6,843
Harris Corp.                                             11,284        318,209
Inter-Tel, Inc.                                             457          8,701
Motorola, Inc.                                          107,110      1,643,067
NETGEAR, Inc.                                               100          1,613
Network Equipment Technology, Inc.                          411          2,117
PC-Tel, Inc. (a)                                            363          2,628
QLogic Corp.                                              2,150         71,466
QUALCOMM, Inc.                                            3,181        110,985
Symmertricom, Inc. (a)                                      770          7,931
Tellabs, Inc.                                             5,720         44,387
Tollgrade Communications, Inc. (a)                          243          1,716
ViaSat, Inc. (a)                                            479          8,531
                                                                  ------------
                                                                     4,932,324
                                                                  ------------
COMPUTERS & PERIPHERALS (1.9%)
Apple Computer, Inc.                                     30,341      1,094,097
Avid Technology, Inc. (a)                                   559         27,676
Dell, Inc. (a)                                           10,607        369,442
EMC Corp.                                                11,296        148,204
Hewlett-Packard Co.                                      10,370        212,274
Hutchinson Technology, Inc. (a)                             434         16,075
Imation Corp.                                               786         27,408

V  International Business Machines Corp.                 38,340      2,928,409
NCR Corp. (a)                                             9,070        299,310

 190   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (CONTINUED)
Network Appliance, Inc.                                   9,855   $    262,437
Pinnacle Systems, Inc. (a)                                1,154          5,747
SBS Technologies, Inc. (a)                                  261          2,456
Storage Technology Corp. (a)                             12,417        345,193
Sun Microsystems, Inc. (a)                              145,450        527,984
Synaptics, Inc.                                             400          7,252
                                                                  ------------
                                                                     6,273,964
                                                                  ------------
CONSTRUCTION & ENGINEERING (0.1%)
Dycom Industries, Inc.                                    1,077         25,051
EMCOR Group, Inc. (a)                                       274         12,242
Granite Construction, Inc.                                  669         15,106
Insituform Technologies, Inc. Class A (a)                   483          7,202
Jacobs Engineering Group, Inc.                            1,316         64,102
Quanta Services, Inc. (a)                                10,033         80,063
Shaw Group, Inc. (The) (a)                                1,010         18,251
URS Corp. (a)                                               684         21,033
                                                                  ------------
                                                                       243,050
                                                                  ------------
CONSTRUCTION MATERIALS (0.1%)
AMCOL International Corp.                                   502          9,593
Florida Rock Industries, Inc.                               629         36,532
Martin Marietta Materials, Inc.                           4,789        263,347
Texas Industries, Inc.                                      356         16,440
Vulcan Materials Co.                                      2,710        143,739
                                                                  ------------
                                                                       469,651
                                                                  ------------



                                                         SHARES          VALUE
CONSUMER FINANCE (0.9%)
American Express Co.                                     13,312   $    701,543
AmeriCredit Corp. (a)                                    16,141        377,699
Capital One Financial Corp.                               9,928        703,796
Cash America International, Inc.                            472          7,009
MBNA Corp.                                               51,769      1,022,438
MoneyGram International, Inc.                             3,414         66,232
Providian Financial Corp.                                14,024        233,780
Rewards Network, Inc. (a)                                   415          2,054
World Acceptance Corp.                                      300          7,635
                                                                  ------------
                                                                     3,122,186
                                                                  ------------
CONTAINERS & PACKAGING (0.1%)
Aptargroup, Inc.                                            570         27,491
Ball Corp.                                                3,730        147,335
Caraustar Industries, Inc.                                  510          4,559
Chesapeake Corp.                                            328          6,370
Longview Fibre Co.                                        4,622         85,415
Myers Industries, Inc.                                      605          5,814
Pactiv Corp. (a)                                          3,599         77,163
Rock-Tenn Co.                                               637          6,465
                                                                  ------------
                                                                       360,612
                                                                  ------------
DISTRIBUTORS (0.0%) (b)
Adesa, Inc.                                               5,563        134,569
Advanced Marketing Services, Inc.                           241          1,091
Genuine Parts Co.                                         1,366         58,601
                                                                  ------------
                                                                       194,261
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.3%)
CIT Group, Inc.                                           5,163        207,966
Citigroup, Inc. (f)                                      58,064      2,726,686
Financial Federal Corp.                                     291         10,272
GATX Corp.                                                5,677        185,751
JPMorgan Chase & Co.                                     25,485        904,463
Moody's Corp.                                             1,195         98,157
Piper Jaffray Cos., Inc. (a)                                324          8,959
Principal Financial Group, Inc.                          10,003        390,917
                                                                  ------------
                                                                     4,533,171
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
AT&T Corp.                                              145,248      2,778,594
BellSouth Corp.                                           4,861        128,768
CenturyTel, Inc.                                          2,150         65,983
Cincinnati Bell, Inc.                                    22,060         88,240
Citizens Communications Co.                              10,885        138,784
Commonwealth Telephone Enterprises, Inc.                    337         15,657
General Communication, Inc. Class A (a)                   1,023          8,634
Qwest Communications International, Inc.                 52,616        179,947
Verizon Communications, Inc.                             70,570      2,526,406
                                                                  ------------
                                                                     5,931,013
                                                                  ------------
ELECTRIC UTILITIES (2.3%)
Allegheny Energy, Inc.                                    6,576        160,717
Alliant Energy Corp.                                      9,517        250,678
American Electric Power Co., Inc.                        19,125        673,583
Carolina Power & Light                                    2,965        124,500
CenterPoint Energy, Inc.                                  2,254         26,687
Central Vermont Public Service Corp.                        213          4,496
CH Energy Group, Inc.                                       262         11,174
Cleco Corp.                                                 784         16,009
CMS Energy Corp.                                          4,821         62,287
DPL, Inc.                                                11,805        300,319
DTE Energy Co.                                            1,422         65,341
Duquesne Light Holdings, Inc.                             1,685         29,639
Edison International                                     13,134        476,764
El Paso Electric Co. (a)                                    801         15,628
Entergy Corp.                                             5,306        388,930
FirstEnergy Corp.                                         2,661        115,807
FPL Group, Inc.                                          11,613        474,043
Great Plains Energy, Inc.                                 1,724         52,720

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   191


                                                         SHARES          VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)
Green Mountain Power Corp.                                  119   $      3,552
IDACORP, Inc.                                             2,947         79,510
Northeast Utilities                                      13,676        250,408
NSTAR                                                     1,180         63,885
OGE Energy Corp.                                          4,575        126,270
Pepco Holdings, Inc.                                      5,365        116,260
Pinnacle West Capital Corp.                               4,371        183,145
PNM Resources, Inc.                                       3,605         99,678
Public Service Enterprise Group, Inc.                    37,858      2,199,550
Puget Energy, Inc.                                        1,357         29,094
TECO Energy, Inc.                                         3,319         55,129
TXU Corp.                                                12,232      1,049,383
UIL Holdings Corp.                                          242         12,424
UniSource Energy Corp.                                      570         17,813
Wisconsin Energy Corp.                                    4,466        157,471
Xcel Energy, Inc.                                         9,475        162,781
                                                                  ------------
                                                                     7,855,675
                                                                  ------------



                                                         SHARES          VALUE
ELECTRICAL EQUIPMENT (0.3%)
A.O. Smith Corp.                                            415   $     11,827
Acuity Brands, Inc.                                         709         16,952
AMETEK, Inc.                                              4,588        173,747
Baldor Electric Co.                                         548         13,645
C&D Technologies, Inc.                                      467          3,283
Cooper Industries, Ltd. Class A                           1,527         97,209
Emerson Electric Co.                                      3,392        212,577
Hubbell, Inc. Class B                                       565         24,549
Intermagnetics General Corp. (a)                            454         11,150
MagneTek, Inc. (a)                                          421          1,524
Regal-Beloit Corp.                                          466         12,326
Rockwell Automation, Inc.                                 6,608        305,488
Roper Industries, Inc.                                      709         47,978
Thomas & Betts Corp. (a)                                  3,449        107,333
Vicor Corp. (a)                                             517          6,101
Woodward Governor Co.                                       182         12,842
                                                                  ------------
                                                                     1,058,531
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Aeroflex, Inc.                                            1,205          9,556
Agilysys, Inc.                                              484          6,399
Amphenol Corp. Class A                                    2,003         78,998
Anixter International, Inc. (a)                             608         22,447
Artesyn Technologies, Inc. (a)                              707          4,984
BEI Technologies, Inc.                                      260          5,980
Bell Microproducts, Inc. (a)                                474          3,792
Benchmark Electronics, Inc. (a)                             681         18,414
Checkpoint Systems, Inc. (a)                                599          9,482
Cognex Corp.                                                735         16,052
Coherent, Inc. (a)                                          505         16,200
CTS Corp.                                                   632          6,668
Daktronics, Inc. (a)                                        300          6,108
Electro Scientific
  Industries, Inc. (a)                                      509          8,414
FLIR Systems, Inc. (a)                                    1,124         29,898
Global Imaging Systems, Inc. (a)                            392         13,599
Itron, Inc. (a)                                             374         13,490
Keithley Instruments, Inc.                                  271          3,764
Littelfuse, Inc. (a)                                        371          9,995
Methode Electronics, Inc.                                   651          7,337
MTS Systems Corp.                                           321          9,296
Park Electrochemical Corp.                                  361          7,996
Paxar Corp. (a)                                             660         11,827
PerkinElmer, Inc.                                         4,089         75,647
Photon Dynamics, Inc. (a)                                   295          5,708
Planar Systems, Inc. (a)                                    261          2,012
RadiSys Corp. (a)                                           326          4,564
Rogers Corp. (a)                                            295         10,189
ScanSource, Inc.                                            222         10,268
Solectron Corp.                                          23,304         76,903
Tech Data Corp. (a)                                       1,718         62,759
Technitrol, Inc. (a)                                        679          8,813
Thermo Electron Corp. (a)                                 3,490         87,180
Trimble Navigation Ltd. (a)                                 832         28,638
Varian, Inc. (a)                                            279          9,254
Veeco Instruments, Inc. (a)                                 535          7,121
Vishay Intertechnology, Inc. (a)                         10,017        107,082
X-Rite, Inc.                                                367          3,806
                                                                  ------------
                                                                       820,640
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (0.6%)
Atwood Oceanics, Inc. (a)                                   227         12,955
Cal Dive International, Inc. (a)                            643         28,601
CARBO Ceramics, Inc.                                        266         17,657
Dril-Quip, Inc. (a)                                         201          5,859
ENSCO International, Inc.                                 5,214        169,976
FMC Technologies, Inc. (a)                                   38          1,153
Grant Prideco, Inc.                                         987         21,862
Halliburton Co.                                          14,471        601,849
Hanover Compressor Co. (a)                                5,220         54,131
Helmerich & Payne, Inc.                                   3,909        150,262
Hydril (a)                                                  383         20,146
Input/Output, Inc. (a)                                    1,231          7,435
Lone Star Technologies, Inc. (a)                            482         18,769
Maverick Tube Corp. (a)                                     716         20,828
Oceaneering International, Inc. (a)                         442         14,502
Offshore Logistics, Inc. (a)                                380         11,009
Patterson-UTI Energy, Inc.                                3,308         79,293
Pride International, Inc.                                 6,720        149,856
SEACOR Holdings, Inc. (a)                                   312         17,787
TETRA Technologies, Inc. (a)                                395         10,677

 192   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Tidewater, Inc.                                           1,305   $     44,983
Transocean, Inc.                                          7,984        370,218
Unit Corp. (a)                                              735         28,195
Veritas DGC, Inc. (a)                                       556         14,234
Weatherford International Ltd.                            3,834        199,943
W-H Energy Services, Inc. (a)                               498         10,966
                                                                  ------------
                                                                     2,083,146
                                                                  ------------
FOOD & STAPLES RETAILING (1.2%)
Albertson's, Inc.                                         9,005        178,209
BJ's Wholesale Club, Inc. (a)                             5,782        154,090
Casey's General Stores, Inc.                                842         14,213
Costco Wholesale Corp. (a)                               12,473        506,154
Great Atlantic & Pacific
  Tea Co., Inc. (The) (a)                                   475          7,448
Kroger Co. (The) (a)                                     29,394        463,544
Longs Drug Stores Corp.                                     600         21,810
Nash Finch Co.                                              214          7,569
Performance Food Group Co. (a)                              781         21,001
Ruddick Corp.                                             1,358         30,501
Safeway, Inc. (a)                                        21,621        460,311
SUPERVALU, Inc.                                           6,622        208,990
United Natural Foods, Inc. (a)                              656         17,581
Wal-Mart Stores, Inc. (a)(f)                             40,485      1,908,463
                                                                  ------------
                                                                     3,999,884
                                                                  ------------



                                                         SHARES          VALUE
FOOD PRODUCTS (0.5%)
American Italian Pasta Co. Class A (a)                      327   $      7,737
Archer-Daniels-Midland Co.                               25,886        465,689
ConAgra Foods, Inc.                                       7,288        194,954
Corn Products International, Inc.                         1,266         27,877
Delta and Pine Land Co.                                     650         16,380
Flowers Foods, Inc.                                         663         19,121
Hain Celestial Group, Inc. (a)                              622         11,041
Hershey Foods Corp.                                       1,988        127,033
J&J Snack Foods Corp. (a)                                   159          7,783
Lance, Inc.                                                 532          8,768
Ralcorp Holdings, Inc. (a)                                  492         19,493
Sanderson Farms, Inc.                                       259          9,386
Sara Lee Corp.                                           25,488        545,188
Sensient Technologies Corp.                               2,515         50,325
Tyson Foods, Inc. Class A                                13,195        222,864
                                                                  ------------
                                                                     1,733,639
                                                                  ------------
GAS UTILITIES (0.2%)
Atmos Energy Corp.                                        1,336         35,137
Cascade Natural Gas Corp.                                   199          3,727
KeySpan Corp.                                             2,611         99,035
Laclede Group, Inc. (The)                                   349          9,552
New Jersey Resources Corp.                                  459         19,902
Nicor, Inc.                                               1,705         63,034
NiSource, Inc.                                            1,577         36,649
Northwest Natural Gas Co.                                   470         16,685
Peoples Energy Corp.                                        305         12,078
Piedmont Natural Gas Co., Inc.                            1,268         29,101
Southern Union Co. (a)                                    1,696         40,602
Southwest Gas Corp.                                         618         15,122
Southwestern Energy Co. (a)                                 614         36,073
UGI Corp.                                                   868         43,600
WGL Holdings, Inc.                                        2,912         88,263
                                                                  ------------
                                                                       548,560
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Advanced Medical Optics, Inc. (a)                           610         22,558
American Medical Systems Holdings, Inc. (a)               1,024         17,879
Analogic Corp.                                              245         10,219
Applera Corp.-Applied Biosystems Group                    4,173         88,468
ArthroCare Corp. (a)                                        377         11,076
Bausch & Lomb, Inc.                                         921         69,075
Baxter International, Inc.                                5,086        188,691
Becton, Dickinson & Co.                                   6,088        356,270
BioLase Technology, Inc. (a)                                406          2,671
Biosite, Inc. (a)                                           283         16,131
C.R. Bard, Inc.                                           1,267         90,172
CONMED Corp. (a)                                            480         14,266
Cooper Cos., Inc. (The)                                     720         48,636
Cyberonics, Inc. (a)                                        400         15,076
Datascope Corp.                                             270          7,754
DENTSPLY International, Inc.                              2,155        117,792
Diagnostic Products Corp.                                   442         21,437
DJ Orthopedics, Inc.                                        400         10,060
Edwards Lifesciences Corp.                                1,758         77,422
Guidant Corp.                                             1,708        126,529
Haemonetics Corp. (a)                                       440         18,819
Hologic, Inc. (a)                                           362         12,880
ICU Medical, Inc. (a)                                       247          8,751
IDEXX Laboratories, Inc.                                    567         32,172
Immucor, Inc.                                               744         22,201
Integra LifeSciences Holdings (a)                           413         14,633
Invacare Corp.                                              529         21,668
Kensey Nash Corp.                                           191          5,249
Mentor Corp. (a)                                            594         21,800
Merit Medical Systems, Inc. (a)                             439          5,553
Osteotech, Inc. (a)                                         306            789
PolyMedica Corp.                                            454         14,069
Possis Medical, Inc. (a)                                    325          2,879
Resmed, Inc. (a)                                            577         35,832
Respironics, Inc. (a)                                       598         37,788
STERIS Corp.                                              1,487         35,212

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   193


                                                         SHARES          VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
SurModics, Inc. (a)                                         319   $     11,506
Sybron Dental Specialties, Inc. (a)                         642         23,914
Theragenics Corp. (a)                                       535          1,878
Varian Medical Systems, Inc. (a)                          2,201         74,262
Viasys Healthcare, Inc. (a)                                 549         11,661
Vital Signs, Inc.                                           155          6,324
Wilson Greatbatch Technologies, Inc. (a)                    387          7,423
                                                                  ------------
                                                                     1,739,445
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (3.1%)
Accredo Health, Inc. (a)                                    816   $     36,965
Aetna, Inc.                                              14,430      1,058,729
Amedisys, Inc.                                              232          6,962
American Healthways, Inc. (a)                               560         20,916
AMERIGROUP Corp. (a)                                        856         30,063
AmerisourceBergen Corp.                                   5,286        323,926
AmSurg Corp. (a)                                            467         12,091
Apria Healthcare Group, Inc. (a)                          4,433        133,433
Cardinal Health, Inc.                                    20,955      1,164,469
Caremark Rx, Inc.                                         8,385        335,819
Centene Corp.                                               700         19,495
Cerner Corp.                                                551         31,991
CIGNA Corp.                                               6,544        601,917
Coventry Health Care, Inc. (a)                            5,874        401,958
Cross Country Healthcare, Inc.                              443          7,137
Cryolife, Inc. (a)(j)                                       472          2,837
Curative Health Services, Inc. (a)                          227            359
Dendrite International, Inc. (a)                            739         11,395
Gentiva Health Services, Inc.                               412          8,067
HCA, Inc.                                                16,926        945,148
Hooper Holmes, Inc.                                       1,184          4,333
Humana, Inc.                                              5,231        181,254
LabOne, Inc.                                                300         10,524
Laboratory Corp. of America Holdings                        349         17,276
LCA-Vision, Inc.                                            350         13,717
LifePoint Hospitals, Inc. (a)                               241         10,723
Lincare Holdings, Inc. (a)                               10,444        445,750
Manor Care, Inc.                                            709         23,645
McKesson Corp.                                            9,875        365,375
Medco Health Solutions, Inc. (a)                          6,717        342,365
NDC Health Corp.                                            638          9,742
OCA, Inc.                                                   918          3,727
Odyssey Healthcare, Inc. (a)                                657          7,504
Owens & Minor, Inc.                                         668         19,379
PacifiCare Health Systems, Inc. (a)                       6,604        394,655
PAREXEL International Corp. (a)                             469          8,550
Patterson Cos., Inc.                                      1,146         57,930
Pediatrix Medical Group, Inc.                               384         26,147
Pharmaceutical Product Development, Inc. (a)                902         40,933
Priority Healthcare Corp. (a)                               609         13,873
RehabCare Group, Inc. (a)                                   294          8,826
SFBC International, Inc.                                    282          8,798
Sierra Health Services, Inc. (a)                            446         28,852
Sunrise Senior Living, Inc. (a)                             345         17,678
Tenet Healthcare Corp. (a)                               10,606        126,954
Triad Hospitals, Inc. (a)                                 5,769        295,661
United Surgical Partners International, Inc. (a)            467         20,665
UnitedHealth Group, Inc.                                 20,780      1,963,918
Universal Health Services, Inc. Class B (a)               3,083        174,929
WellPoint, Inc. (a)                                       6,571        839,445
                                                                  ------------
                                                                    10,636,805
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.5%)
Argosy Gaming Co. (a)                                       500         22,970
Aztar Corp. (a)                                             585         15,976
Bally Total Fitness Holding Corp. (a)                       621          1,975
Boyd Gaming Corp.                                         1,926        101,654
Brinker International, Inc. (a)                           5,316        179,681
Caesars Entertainment, Inc. (a)                          24,455        487,877
Carnival Corp.                                            4,972        243,031
CBRL Group, Inc.                                          2,896        111,583
CEC Entertainment, Inc. (a)                                 610         22,082
Darden Restaurants, Inc.                                  6,338        190,140
GTECH Holdings Corp.                                      7,576        185,385
Harrah's Entertainment, Inc.                              2,753        180,652
Hilton Hotels Corp.                                      13,755        300,272
IHOP Corp.                                                  320         13,088
Jack In The Box, Inc. (a)                                   614         22,448
Krispy Kreme Doughnuts, Inc.                              1,799         10,650
Landry's Restaurants, Inc.                                  459         11,934
LoneStar Steakhouse & Saloon, Inc.                          328          9,299
Marcus Corp. (The)                                          463          8,866
Marriott International, Inc. Class A                      3,472        217,868
McDonald's Corp.                                         45,984      1,347,791
Multimedia Games, Inc. (a)                                  500          3,955
O'Charley's, Inc. (a)                                       380          7,577
P.F. Chang's China Bistro, Inc. (a)                         434         24,096
Panera Bread Co. Class A (a)                                503         25,160
Papa John's International, Inc. (a)                         280          9,598
Pinnacle Entertainment, Inc. (a)                            603          9,141
RARE Hospitality International, Inc. (a)                    564         15,691

 194   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Ruby Tuesday, Inc.                                        2,905   $     65,363
Ryan's Restaurant Group, Inc. (a)                           693          8,787
Shuffle Master, Inc. (a)                                    586         14,761
Six Flags, Inc. (a)                                       1,990          7,761
Sonic Corp. (a)                                             988         31,656
Starbucks Corp.                                           9,638        477,274
Starwood Hotels & Resorts Worldwide, Inc.                 5,084        276,265
Steak n Shake Co. (The) (a)                                 494          8,932
Triarc Cos., Inc. Class B (a)                               923         11,851
WMS Industries, Inc. (a)                                    493         12,522
Yum! Brands, Inc. (a)                                     4,670        219,303
                                                                  ------------
                                                                     4,914,915
                                                                  ------------
HOUSEHOLD DURABLES (0.6%)
American Greetings Corp. Class A (a)                      7,901        178,958
Applica, Inc. (a)                                           423            986
Bassett Furniture Industries, Inc.                          207          4,065
Black & Decker Corp. (The)                                2,573        215,180
Champion Enterprises, Inc. (a)                            1,188         11,215
D.R. Horton, Inc.                                         1,433         43,706
Department 56, Inc. (a)                                     234          3,051
Enesco Group, Inc. (a)                                      251          1,408
Ethan Allen Interiors, Inc.                                 573         17,265
Fedders Corp.                                               530          1,055
Fleetwood Enterprises, Inc. (a)                             950          7,258
Fortune Brands, Inc.                                        943         79,759
Furniture Brands International, Inc.                      2,421         46,919
Harman International Industries, Inc.                     3,865        303,712
Interface, Inc. Class A (a)                                 937          5,622
La-Z-Boy, Inc.                                              910         10,774
Leggett & Platt, Inc.                                     1,553         41,869
Lennar Corp.                                              3,483        179,270
Libbey, Inc.                                                248          4,347
M.D.C. Holdings, Inc.                                       635         41,516
Maytag Corp.                                              3,788         36,706
Meritage Homes Corp.                                        390         24,683
National Presto Industries, Inc.                            122          4,758
Newell Rubbermaid, Inc.                                  11,171        242,746
NVR, Inc. (a)                                                96         68,962
Russ Berrie & Co., Inc.                                     284          3,672
Ryland Group, Inc. (The)                                  1,412         86,697
Skyline Corp.                                               153          5,523
Standard Pacific Corp.                                      569         40,746
Toll Brothers, Inc. (a)                                   1,107         83,911
Toro Co. (The)                                              760         31,403
Whirlpool Corp.                                           2,170        134,670
                                                                  ------------
                                                                     1,962,412
                                                                  ------------



                                                         SHARES          VALUE
HOUSEHOLD PRODUCTS (0.2%)
Church & Dwight Co., Inc.                                 1,468   $     52,878
Clorox Co. (The)                                          3,694        233,830
Energizer Holdings, Inc.                                  5,042        287,243
Kimberly-Clark Corp.                                      2,771        173,049
Rayovac Corp.                                               719         26,200
WD-40 Co.                                                   304          8,524
                                                                  ------------
                                                                       781,724
                                                                  ------------
INDUSTRIAL CONGLOMERATES (1.9%)
ALLETE, Inc.                                                497         20,710

V  General Electric Co. (f)                             135,422      4,902,277
Standex International Corp.                                 219          5,738
Textron, Inc.                                             6,551        493,618
Tredegar Corp.                                              639         10,390
Tyco International Ltd.                                  29,740        931,159
                                                                  ------------
                                                                     6,363,892
                                                                  ------------
INSURANCE (3.9%)
ACE, Ltd.                                                13,757        591,001
AFLAC, Inc.                                              24,573        998,892
American Financial Group, Inc.                            3,288        102,224
American International Group, Inc.                       50,694      2,577,790
AmerUs Group Co.                                          4,513        212,156
Aon Corp.                                                10,281        214,359
Chubb Corp. (The)                                         9,282        759,082
Delphi Financial Group, Inc. Class A                        519         21,549
Everest Re Group Ltd.                                     5,631        462,868
Fidelity National Financial, Inc.                         2,366         75,972
First American Corp.                                      7,192        257,474
Gallagher (Arthur J.) & Co.                               6,180        172,051
Hartford Financial Services Group, Inc. (The)             5,975        432,411
HCC Insurance Holdings, Inc.                              7,751        275,703
Hilb, Rogal and Hobbs Co.                                   565         19,781
Horace Mann Educators Corp.                               4,178         68,436
Infinity Property & Casualty Corp.                          352         11,422
LandAmerica Financial Group, Inc.                           302         14,979
Lincoln National Corp.                                    1,320         59,360
Loews Corp.                                               1,721        121,985
MetLife, Inc.                                            36,104      1,404,446
Ohio Casualty Corp. (a)                                   1,462         34,284
Old Republic International Corp.                          6,372        150,379
Philadelphia Consolidated Holding Corp.                     341         25,575

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   195


                                                         SHARES          VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Presidential Life Corp.                                     430   $      6,239
ProAssurance Corp.                                          500         18,755
Progressive Corp. (The)                                   4,852        442,842
Protective Life Corp.                                     6,253        239,115
Prudential Financial, Inc. (a)                           16,937        967,950
RLI Corp.                                                   424         18,190
SAFECO Corp.                                              5,797        305,328
SCPIE Holdings, Inc.                                        237          2,607
Selective Insurance Group, Inc.                             463         20,441
St. Paul Travelers Cos., Inc. (The)                      27,248        975,478
StanCorp Financial Group, Inc.                            2,818        215,633
Stewart Information Services Corp. (a)                      301         10,842
UICI (a)                                                    719         16,695
UnumProvident Corp.                                       9,652        161,381
W.R. Berkley Corp.                                       11,337        368,453
XL Capital Ltd. Class A                                   6,827        479,938
Zenith National Insurance Corp.                             310         17,828
                                                                  ------------
                                                                    13,331,894
                                                                  ------------
INTERNET & CATALOG RETAIL (0.1%)
eBay, Inc.                                               12,284        389,771
FindWhat.com                                                500          4,210
Insight Enterprises, Inc. (a)                               844         15,277
J. Jill Group, Inc. (a)                                     350          4,389
                                                                  ------------
                                                                       413,647
                                                                  ------------
INTERNET SOFTWARE & SERVICES (0.0%) (b)
Digital Insight                                             600   $     12,042
Internet Security Systems, Inc. (a)                         786         15,288
j2 Global Communications, Inc. (a)                          378         13,502
WebEx Communications, Inc. (a)                              647         14,117
Websense, Inc. (a)                                          375         19,894
Zix Corp. (a)                                               497          1,367
                                                                  ------------
                                                                        76,210
                                                                  ------------
IT SERVICES (0.7%)
Acxiom Corp. (a)                                          9,870        187,530
Alliance Data Systems Corp.                               4,626        186,890
Anteon International Corp.                                4,200        175,560
BISYS Group, Inc. (The)                                   9,065        127,998
CACI International, Inc. Class A (a)                        504         31,309
Carreker Corp. (a)                                          421          1,903
CheckFree Corp. (a)                                       8,408        308,405
CIBER, Inc. (a)                                           1,015          7,897
Cognizant Technology Solutions Corp. (a)                  8,642        363,050
Computer Sciences Corp.                                   9,323        405,364



                                                         SHARES          VALUE
IT SERVICES (CONTINUED)
CSG Systems International, Inc.                           2,397         41,205
eFunds Corp. (a)                                            767         16,767
Electronic Data Systems Corp.                            12,450        240,908
Global Payments, Inc.                                       600         38,856
Intrado, Inc. (a)                                           270          3,405
iPayment Holdings, Inc.                                     100          3,639
ManTech International Corp. Class A                         420         10,101
MAXIMUS, Inc. (a)                                           382         11,727
Pegasus Solutions, Inc. (a)                                 370          3,955
Sabre Holdings Corp. Class A                              1,090         21,320
StarTek, Inc.                                               260          3,783
SunGard Data Systems, Inc.                                  846         28,256
Unisys Corp. (a)                                         12,662         82,176
                                                                  ------------
                                                                     2,302,004
                                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Action Performance Cos., Inc.                               327          3,463
Arctic Cat, Inc.                                            267          6,323
Eastman Kodak Co.                                        12,211        305,275
Hasbro, Inc.                                              2,856         54,035
JAKKS Pacific, Inc. (a)                                     449          8,437
K2, Inc. (a)                                                776          9,871
Mattel, Inc.                                              3,420         61,731
Meade Instruments Corp. (a)                                 477          1,412
Nautilus Group, Inc. (The)                                  545         13,549
Polaris Industries, Inc.                                    724         41,673
SCP Pool Corp. (a)                                          881         28,703
Sturm, Ruger & Co., Inc.                                    492          3,247
                                                                  ------------
                                                                       537,719
                                                                  ------------
MACHINERY (0.5%)
Albany International Corp. Class A                          510         15,994
Astec Industries, Inc. (a)                                  352          8,202
Barnes Group, Inc.                                          412         11,845
Briggs & Stratton Corp.                                     852         27,579
Ceradyne, Inc.                                              382          7,587
CLARCOR, Inc.                                               432         21,863
Cummins, Inc.                                             1,475        100,300
CUNO, Inc. (a)                                              282         14,303
Dionex Corp. (a)                                            354         15,204
Eaton Corp.                                                 411         24,105
Federal Signal Corp.                                        391          5,486
Flowserve Corp. (a)                                         431         11,965
Gardner Denver, Inc. (a)                                    294         10,743
Graco, Inc.                                               4,150        140,145
Harsco Corp.                                              3,771        202,314
IDEX Corp.                                                  840         31,290
Ingersoll-Rand Co. Class A                                1,805        138,750
JLG Industries, Inc.                                        786         16,019
Kaydon Corp.                                                470         12,897

 196   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
MACHINERY (CONTINUED)
Kennametal, Inc.                                            817   $     37,010
Lindsay Manufacturing Co.                                   205          3,825
Lydall, Inc. (a)                                            290          2,593
Manitowoc Co., Inc. (The)                                   497         19,880
Milacron, Inc.                                              814          1,709
Mueller Industries, Inc. (a)                                575         14,892
Navistar International Corp.                                538         15,887
Nordson Corp.                                             1,067         34,379
Oshkosh Truck Corp.                                         611         45,917
PACCAR, Inc.                                              2,850        193,515
Parker-Hannifin Corp.                                     1,941        116,344
Pentair, Inc.                                             1,565         62,256
Reliance Steel & Aluminum Co.                               500         18,865
Robbins & Myers, Inc.                                       263          5,733
Stewart & Stevenson Services, Inc.                          522         12,528
Tecumseh Products Co. Class A                               833         28,938
Thomas Industries, Inc.                                     247          9,749
Timken Co. (The)                                          1,536         38,154
Valmont Industries, Inc.                                    342          7,955
Wabash National Corp. (a)                                   488         12,444
Watts Water Technologies, Inc. Class A                      485         15,156
Wolverine Tube, Inc. (a)                                    296          1,924
                                                                  ------------
                                                                     1,516,244
                                                                  ------------
MARINE (0.0%) (b)
Alexander & Baldwin, Inc.                                 3,305        134,612
Kirby Corp. (a)                                             409         16,663
                                                                  ------------
                                                                       151,275
                                                                  ------------
MEDIA (1.1%)
4Kids Entertainment, Inc.                                   236   $      4,758
Advo, Inc.                                                  512         14,736
Catalina Marketing Corp.                                  5,938        138,058
Comcast Corp. Class A (a)                                   610         19,587
Emmis Communications Corp. Class A                        1,697         26,185
Media General, Inc. Class A                                 188         11,521
Reader's Digest Association, Inc. (The)                   8,994        152,898
Scholastic Corp.                                          1,156         40,287
Thomas Nelson, Inc.                                         257          6,163
Time Warner, Inc.                                        52,345        879,919
Viacom, Inc. Class B                                     29,362      1,016,512
Walt Disney Co. (The)                                    58,022      1,531,781
Washington Post Co. (The) Class B                            34         29,385
                                                                  ------------
                                                                     3,871,790
                                                                  ------------



                                                         SHARES          VALUE
METALS & MINING (0.6%)
Alcoa, Inc.                                               4,220        122,464
Aleris International, Inc.                                  480         10,301
Allegheny Technologies, Inc.                                795         17,808
Brush Engineered Materials, Inc. (a)                        296          4,236
Carpenter Technology Corp.                                  409         22,618
Castle (A.M.) & Co. (a)                                     266          3,179
Century Aluminum Co. (a)                                    502         11,697
Cleveland-Cliffs, Inc. (a)                                  364         21,116
Commercial Metals Co.                                       993         25,331
Freeport-McMoRan Copper & Gold, Inc. Class B              1,470         50,950
Massey Energy Co.                                         1,280         46,221
Nucor Corp.                                               7,814        399,295
Peabody Energy Corp.                                      9,312        407,586
Phelps Dodge Corp. (a)                                    4,614        396,112
Quanex Corp.                                                396         19,982
RTI International Metals, Inc. (a)                          372          8,366
Ryerson Tull, Inc.                                          444          4,640
Steel Dynamics, Inc. (a)                                  2,164         58,818
Steel Technologies, Inc.                                    175          3,358
United States Steel Corp.                                 5,577        238,472
                                                                  ------------
                                                                     1,872,550
                                                                  ------------
MULTILINE RETAIL (0.9%)
Dillard's, Inc. Class A                                   3,888         90,474
Federated Department Stores, Inc.                         6,960        400,200
Fred's, Inc.                                                656          9,473
J.C. Penney Co., Inc. Holding Co.                         9,560        453,239
May Department Stores Co.                                 7,229        253,593
Neiman Marcus Group, Inc. (The) Class A                   2,131        209,520
Saks, Inc. (a)                                            3,432         58,481
Sears Holdings Corp.                                      1,941        262,501
Shopko Stores, Inc.                                         532         12,747
Target Corp.                                             30,737      1,426,504
                                                                  ------------
                                                                     3,176,732
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (1.3%)
AES Corp. (The) (a)                                      31,797        511,296
Avista Corp.                                                815         13,684
Constellation Energy Group, Inc.                          2,829        148,692
Duke Energy Corp.                                        46,312      1,351,847
El Paso Corp.                                            20,565        205,444
Energen Corp.                                               616         38,161
Energy East Corp.                                         8,802        229,028
Equitable Resources, Inc.                                 1,298         74,817
MDU Resources Group, Inc.                                 7,697        208,050
National Fuel Gas Co.                                     6,101        166,130
ONEOK, Inc.                                              10,264        296,219
Questar Corp.                                             7,305        426,612

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   197


                                                         SHARES          VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
Sierra Pacific Resources (a)                             13,336   $    144,296
Westar Energy, Inc.                                       7,141        163,529
Williams Cos., Inc. (The)                                27,179        462,587
                                                                  ------------
                                                                     4,440,392
                                                                  ------------
OFFICE ELECTRONICS (0.2%)
Gerber Scientific, Inc. (a)                                 396          2,803
Xerox Corp. (a)                                          45,607        604,293
                                                                  ------------
                                                                       607,096
                                                                  ------------
OIL & GAS (5.2%)
Amerada Hess Corp.                                        1,496        140,100
Anadarko Petroleum Corp.                                  7,773        567,740
Apache Corp.                                              1,117         62,876
Burlington Resources, Inc.                               19,091        928,013
Cabot Oil & Gas Corp.                                       831         24,465
ChevronTexaco Corp.                                      16,246        844,792
Cimarex Energy Co. (a)                                      699         24,814
ConocoPhillips                                           18,778      1,968,873
Devon Energy Corp.                                       23,655      1,068,496
EOG Resources, Inc.                                       3,876        184,304

V  ExxonMobil Corp. (f)                                 105,297      6,005,088
Forest Oil Corp. (a)                                      3,517        135,510
Frontier Oil Corp.                                          478         20,114
Kerr-McGee Corp.                                          6,425        498,580
Marathon Oil Corp.                                       12,696        591,253
Murphy Oil Corp.                                          3,262        290,612
Newfield Exploration Co. (a)                              5,112        363,105
Noble Energy, Inc.                                        5,067        324,896
Occidental Petroleum Corp.                               12,947        893,343
Overseas Shipholding Group, Inc.                          3,248        183,285
Patina Oil & Gas Corp.                                    1,199         46,042
Penn Virginia Corp.                                         311         12,773
Petroleum Development Corp.                                 274          7,014
Pioneer Natural Resources Co. (a)                         4,271        173,659
Plains Exploration & Production Co.                       8,815        283,667
Pogo Producing Co.                                        3,997        179,905
Remington Oil & Gas Corp. (a)                               421         12,281
Spinnaker Exploration Co.                                   558         17,862
St. Mary Land & Exploration Co.                             962         20,875
Stone Energy Corp. (a)                                      443         19,908
Sunoco, Inc.                                              3,500        347,410
Swift Energy Co. (a)                                        501         13,191
Unocal Corp.                                              6,513        355,284
Valero Energy Corp.                                      10,692        732,723
Vintage Petroleum, Inc.                                   1,012         29,237
XTO Energy, Inc.                                         12,646        381,530
                                                                  ------------
                                                                    17,753,620
                                                                  ------------



                                                         SHARES          VALUE
PAPER & FOREST PRODUCTS (0.3%)
Buckeye Technologies, Inc. (a)                              676   $      5,340
Deltic Timber Corp.                                         217          7,693
Georgia-Pacific Corp.                                    11,480        393,420
Louisiana-Pacific Corp. (a)                               2,631         64,723
MeadWestvaco Corp.                                        2,208         65,026
Neenah Paper, Inc.                                          235          7,071
Pope & Talbot, Inc.                                         280          3,654
Potlatch Corp.                                            3,380        159,637
Rayonier, Inc.                                            2,783        139,873
Schweitzer-Mauduit International, Inc.                      270          7,889
Wausau-Mosinee Paper Corp.                                  866         11,492
Weyerhaeuser Co.                                          2,093        143,601
                                                                  ------------
                                                                     1,009,419
                                                                  ------------
PERSONAL PRODUCTS (0.9%)

V  Gillette Co. (The)                                    60,193      3,108,366
Nature's Sunshine Products, Inc.                            238          3,568
NBTY, Inc. (a)                                            1,075         22,919
                                                                  ------------
                                                                     3,134,853
                                                                  ------------
PHARMACEUTICALS (2.9%)
Abbott Laboratories                                         399         19,615
Alpharma, Inc.                                              871          8,222
Bradley Pharmaceuticals, Inc.                               276          2,467
Connetics Corp.                                             572         12,430

V  Johnson & Johnson                                     63,937      4,387,996
King Pharmaceuticals, Inc. (a)                            3,250         26,000
Medicis Pharmaceutical Corp. Class A                        873         24,531
Merck & Co., Inc.                                        70,584      2,392,798
MGI Pharma, Inc. (a)                                      1,203         26,526
Mylan Laboratories, Inc.                                  2,838         46,827
Noven Pharmaceuticals, Inc. (a)                             411          6,835
Pfizer, Inc. (f)                                         95,610      2,597,724
Wyeth                                                     4,369        196,343
                                                                  ------------
                                                                     9,748,314
                                                                  ------------
ROAD & RAIL (0.7%)
Arkansas Best Corp.                                         415         13,085
Burlington Northern Santa Fe Corp.                       18,424        888,958
CSX Corp.                                                 3,505        140,656
Heartland Express, Inc.                                   1,023         18,966
Kansas City Southern                                      1,043         19,733
Knight Transportation, Inc. (a)                             790         16,693
Landstar System, Inc. (a)                                 1,021         31,294
Norfolk Southern Corp.                                   14,600        458,440
Swift Transportation Co., Inc. (a)                        6,142        131,009
Union Pacific Corp.                                       6,355        406,275

 198   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ROAD & RAIL (CONTINUED)
USF Corp.                                                   462   $     19,695
Yellow Roadway Corp. (a)                                  1,923         94,227
                                                                  ------------
                                                                     2,239,031
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.4%)
Actel Corp. (a)                                             456          6,398
Advanced Energy Industries, Inc. (a)                        590          6,242
Advanced Micro Devices, Inc. (a)                         18,806        267,609
Alliance Semiconductor Corp. (a)                            612            967
Altera Corp. (a)                                          3,008         62,356
Applied Materials, Inc.                                   3,228         48,000
Atmel Corp. (a)                                          34,249         79,115
ATMI, Inc.                                                  505         11,572
Axcelis Technologies, Inc. (a)                            1,660         10,309
Brooks Automation, Inc.                                     758          9,748
Cabot Microelectronics Corp.                              1,132         32,590
Cohu, Inc.                                                  388          6,926
Cree, Inc. (a)                                            6,787        164,177
Cymer, Inc. (a)                                             605         14,998
Cypress Semiconductor Corp. (a)                           2,707         32,457
DSP Group, Inc. (a)                                         450         10,845
ESS Technology, Inc. (a)                                    707          2,715
Exar Corp. (a)                                              740          9,391
Fairchild Semiconductor International, Inc. (a)           7,264         97,701



                                                         SHARES          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
FEI Co. (a)                                                 535   $      9,646
Freescale Semiconductor, Inc. Class B                    14,645        276,205
Helix Technology Corp. (a)                                  477          5,745
Integrated Device Technology, Inc. (a)                    7,952         85,086
Intel Corp.                                              76,534      1,800,080
Kopin Corp. (a)                                           1,270          3,899
Kulicke & Soffa Industries, Inc. (a)                        914          4,670
Lam Research Corp. (a)                                   11,105        284,843
Lattice Semiconductor Corp.                               2,632         12,002
Maxim Integrated Products, Inc.                           4,135        154,649
Micron Technology, Inc. (a)                              17,635        171,236
Microsemi Corp. (a)                                         937         15,854
National Semiconductor Corp. (a)                          5,686        108,489
Pericom Semiconductor Corp. (a)                             469          3,930
Phototronics, Inc. (a)                                      586          9,317
Power Integrations, Inc. (a)                                541         11,767
RF Micro Devices, Inc.                                    4,141         16,233
Rudolph Technologies, Inc. (a)                              299          3,857
Skyworks Solutions, Inc. (a)                              2,531         13,262
Standard Microsystems Corp. (a)                             307          4,344
Supertex, Inc. (a)                                          227          3,237
Texas Instruments, Inc.                                  37,856        944,886
Ultratech, Inc. (a)                                         418          6,655
Varian Semiconductor Equipment Associates, Inc.
  (a)                                                       572         21,330
                                                                  ------------
                                                                     4,845,338
                                                                  ------------
SOFTWARE (2.1%)
Activision, Inc. (a)                                      9,879        142,850
Advent Software, Inc.                                       704         12,559
Altiris, Inc.                                               430          7,005
ANSYS, Inc. (a)                                             502         15,281
Autodesk, Inc. (a)                                       11,192        356,241
BMC Software, Inc. (a)                                   10,709        173,486
Cadence Design Systems, Inc. (a)                          5,345         74,830
Captaris, Inc. (a)                                          546          1,998
Catapult Communications Corp. (a)                           230          3,399
Citrix Systems, Inc. (a)                                  6,776        152,460
Computer Associates International, Inc. (a)               4,646        124,977
Compuware Corp. (a)                                      11,836         70,424
Concord Communications, Inc. (a)                            311          5,116
Electronic Arts, Inc.                                     2,458        131,233
EPIQ Systems, Inc. (a)                                      324          4,915
FactSet Research Systems, Inc.                              653         18,127
Fair Isaac Corp.                                          1,548         50,898
FileNet Corp. (a)                                           667         17,676
Hyperion Solutions Corp. (a)                                651         26,476
Intuit, Inc.                                              6,083        245,145
JDA Software Group, Inc. (a)                                522          5,345
Kronos, Inc. (a)                                            516         20,150
Macromedia, Inc.                                         19,099        756,511
Macrovision Corp.                                         1,500         30,675
Manhattan Associates, Inc. (a)                              501          9,459
MapInfo Corp. (a)                                           275          3,116
McAfee, Inc.                                             15,654        327,325
Mercury Interactive Corp.                                 1,384         57,201
MICROS Systems, Inc. (a)                                    634         25,138

V  Microsoft Corp. (f)                                  124,829      3,158,174
MRO Software, Inc.                                          448          5,730
Napster, Inc.                                               563          3,220
Novell, Inc.                                              3,094         18,286
NYFIX, Inc. (a)                                             559          2,957
Parametric Technology Corp.                               5,805         30,883
Phoenix Technologies Ltd. (a)                               434          3,511
Progress Software Corp. (a)                                 632         16,862
Radiant Systems, Inc. (a)                                   495          4,257
Reynolds & Reynolds Co. (The) Class A                     4,166        109,857
SERENA Software, Inc. (a)                                   589         11,209
Sonic Solutions                                             394          5,788
SPSS, Inc. (a)                                              316          5,084

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   199


                                                         SHARES          VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
SOFTWARE (CONTINUED)
Sybase, Inc.                                              5,965   $    112,918
Synopsys, Inc.                                           16,191        266,180
Take-Two Interactive Software, Inc. (a)                   1,143         26,895
TALX Corp.                                                  370          9,146
THQ, Inc. (a)                                               653         16,469
Transaction Systems Architects, Inc.                        765         15,859
VERITAS Software Corp.                                   12,448        256,304
Verity, Inc. (a)                                            683          5,601
Wind River Systems, Inc.                                  1,927         25,012
                                                                  ------------
                                                                     6,980,218
                                                                  ------------
SPECIALTY RETAIL (1.3%)
Aaron Rents, Inc.                                           746   $     16,378
Abercrombie & Fitch Co. Class A (a)                       9,200        496,340
Advanced Auto Parts, Inc.                                   604         32,223
Aeropostale, Inc.                                         1,198         33,460
American Eagle Outfitters, Inc. (a)                      14,541        381,265
AutoZone, Inc. (a)                                          659         54,697
Barnes & Noble, Inc. (a)                                  7,283        259,275
Borders Group, Inc. (a)                                   3,698         89,455
Building Materials Holding Corp.                            238         13,076
Burlington Coat Factory Warehouse Corp.                     534         14,712
CarMax, Inc.                                              2,261         61,680
Cato Corp. (The) Class A                                    371          9,535
Chico's FAS, Inc.                                            73          1,871
Children's Place Retail Stores, Inc. (The) (a)              350         13,024
Christopher & Banks Corp.                                   607          9,481
Circuit City Stores, Inc.                                 8,009        126,542
Claire's Stores, Inc.                                     2,197         47,939
Cost Plus, Inc.                                             391          9,067
Dress Barn, Inc. (The) (a)                                  437          7,516
Electronics Boutique Holdings Corp. (a)                     298         16,608
Finish Line, Inc. (The) Class A                             774         13,947
GameStop Corp. Class B                                      786         18,345
Gap, Inc. (The)                                           7,088        151,329
Genesco, Inc. (a)                                           397         10,215
Goody's Family Clothing, Inc.                               442          3,647
Group 1 Automotive, Inc. (a)                                413         10,387
Guitar Center, Inc. (a)                                     415         20,480
Gymboree Corp. (The) (a)                                    538          6,149
Hancock Fabrics, Inc.                                       337          1,995
Haverty Furniture Cos., Inc.                                401          5,754
Hibbett Sporting Goods, Inc. (a)                            410         11,058
Home Depot, Inc. (The)                                   14,976        529,701





                                                         SHARES          VALUE
SPECIALTY RETAIL (CONTINUED)
Hot Topic, Inc. (a)                                         803         16,052
Jo-Ann Stores, Inc. (a)                                     387          9,791
Limited Brands, Inc.                                      9,854        213,733
Linens 'n Things, Inc. (a)                                  751         17,521
Men's Wearhouse, Inc. (The) (a)                             576         23,772
Michaels Stores, Inc.                                    14,147        469,680
Movie Gallery, Inc. (a)                                     499         13,488
Office Depot, Inc.                                        9,614        188,242
Pacific Sunwear of California, Inc. (a)                   3,484         78,773
Payless ShoeSource, Inc. (a)                              7,926        108,269
Pep Boys-Manny, Moe & Jack (The)                            919         13,031
Rent-A-Center, Inc. (a)                                   3,962         95,247
Ross Stores, Inc.                                         2,798         74,763
Select Comfort Corp. (a)                                    600         13,272
Sonic Automotive, Inc.                                      660         12,982
Stage Stores, Inc.                                          300         11,346
Staples, Inc.                                             6,103        116,384
Stein Mart, Inc. (a)                                        573         11,609
TBC Corp. (a)                                               397         10,386
Too, Inc. (a)                                               543         12,494
Toys "R" Us, Inc. (a)                                     8,189        207,591
Tractor Supply Co. (a)                                      594         23,891
Urban Outfitters, Inc.                                    1,677         74,291
Zale Corp. (a)                                              815         22,029
                                                                  ------------
                                                                     4,315,788
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Ashworth, Inc. (a)                                          312          3,429
Brown Shoe Co., Inc.                                        326         10,073
Fossil, Inc. (a)                                            946         22,004
Haggar Corp.                                                155          3,007
Kellwood Co.                                                448         11,442
K-Swiss, Inc. Class A                                       513         15,390
Oshkosh B' Gosh, Inc. Class A                               217          5,718
Oxford Industries, Inc.                                     270          9,887
Phillips-Van Heusen Corp.                                   498         12,888
Quiksilver, Inc. (a)                                        950         26,173
Russell Corp.                                               593         10,384
Stride Rite Corp. (The)                                     591          7,210
Wolverine World Wide, Inc.                                  901         18,281
                                                                  ------------
                                                                       155,886
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (1.5%)
Anchor BanCorp Wisconsin, Inc.                              384         10,145
BankAtlantic Bancorp, Inc. Class A                          887         15,132
BankUnited Financial Corp. (a)                              499         11,916
Brookline Bancorp, Inc.                                     984         14,760
Commercial Federal Corp.                                    661         17,259
Countrywide Financial Corp.                              23,084        835,410

 200   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE (CONTINUED)
Dime Community Bancshares                                   628   $      9,320
Downey Financial Corp.                                      399         25,827
Fannie Mae                                               33,543      1,809,645
FirstFed Financial Corp. (a)                                273         13,822
Flagstar Bancorp, Inc.                                      785         14,946
Freddie Mac                                              23,232      1,429,233
Fremont General Corp.                                     1,194         25,898
Independence Community Bank Corp.                         7,679        273,987
MAF Bancorp, Inc.                                           562         22,694
New Century Financial Corp.                                 878         39,905
Sterling Financial Corp. (a)                                377         12,324
Washington Mutual, Inc.                                   6,007        248,209
Webster Financial Corp.                                   3,256        147,985
                                                                  ------------
                                                                     4,978,417
                                                                  ------------
TOBACCO (1.0%)

V  Altria Group, Inc.                                    46,876      3,046,471
DIMON, Inc.                                                 818          4,867
Reynolds American, Inc.                                   1,312        102,297
UST, Inc.                                                 4,046        185,307
                                                                  ------------
                                                                     3,338,942
                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS (0.0%) (b)
Applied Industrial Technologies, Inc.                       457         12,750
Grainger (W.W.), Inc.                                       729         40,307
Hughes Supply, Inc.                                       1,101         28,736
Lawson Products, Inc.                                       120          4,624
Watsco, Inc.                                                429         18,614
                                                                  ------------
                                                                       105,031
                                                                  ------------
WATER UTILITIES (0.0%) (b)
American States Water Co.                                   278          7,061
                                                                  ------------



                                                         SHARES          VALUE
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Boston Communications
  Group, Inc. (a)                                           325   $      1,807
Nextel Communications, Inc. Class A (a)                  94,238      2,637,722
Telephone & Data Systems, Inc.                            4,433        342,183
                                                                  ------------
                                                                     2,981,712
                                                                  ------------
Total Common Stocks
  (Cost $162,176,773)                                              198,296,271(i)
                                                                  ------------

REAL ESTATE INVESTMENT TRUSTS (1.3%)
------------------------------------------------------------------------------
Acadia Realty Trust                                         406          6,516
Affordable Residential Communities                          513          6,607
Alexandria Real Estate Equities, Inc.                       256         17,618
AMB Property Corp.                                        4,709        183,604
America First Apartment Investors, Inc.                     129          1,539
American Financial Realty Trust                           1,446         22,167
American Land Lease, Inc.                                   111          2,412
Amli Residential Properties Trust                           332          9,269
Apartment Investment & Management Co. Class A             5,024        191,515
Archstone-Smith Trust                                     5,852        210,496
Arden Realty, Inc.                                          864         30,836
Ashford Hospitality Trust                                   326          3,338
Associated Estates Realty Corp.                             305          3,001
Avalonbay Communities, Inc.                                 967         69,624
Bedford Property Investors, Inc.                            216          4,599
Boston Properties, Inc.                                   1,392         92,526
Boykin Lodging Co.                                          273          2,659
Brandywine Realty Trust                                     702         19,867
BRE Properties, Inc. Class A                                661         24,602
Camden Property Trust                                       709         36,159
Capital Automotive REIT                                   1,248         42,407
CarrAmerica Realty Corp.                                    717         23,690
Catellus Development Corp.                                1,359         37,644
CBL & Associates Properties, Inc.                           405         31,335
Cedar Shopping Centers, Inc.                                257          3,547
Centerpoint Properties Corp.                                616         25,385
Colonial Properties Trust                                 1,018         39,346
Commercial Net Lease Realty                               1,516         28,774
Corporate Office Properties Trust                           460         12,098
Correctional Properties Trust                               173          4,439
Cousins Properties, Inc.                                    646         17,442
Crescent Real Estate Equities Co.                         1,311         22,025
CRT Properties, Inc.                                        907         20,943
Developers Diversified Realty Corp.                       1,398         59,331
Duke Realty Corp.                                         1,909         58,415
EastGroup Properties, Inc.                                  283         10,613
Entertainment Properties Trust                              700         30,240
Equity Inns, Inc.                                           638          7,184
Equity Lifestyle Properties, Inc.                           302         11,053
Equity Office Properties Trust                            5,384        169,434
Equity One, Inc.                                            732         15,328
Equity Residential                                        8,325        285,964
Essex Property Trust, Inc.                                  687         52,178
Federal Realty Investment Trust                             680         36,380
FelCor Lodging Trust, Inc.                                  784          9,596
First Industrial Realty Trust, Inc.                         541         20,666
First Potomac Realty Trust                                  187          4,191
Gables Residential Trust                                    889         32,582
General Growth Properties, Inc.                           3,044        119,051
Getty Realty Corp.                                          326          8,225

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   201


                                                         SHARES          VALUE

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
------------------------------------------------------------------------------
Glenborough Realty Trust, Inc.                              943   $     19,369
Glimcher Realty Trust                                       468         11,780
Government Properties Trust                                 265          2,613
Health Care Property Investors, Inc.                      1,788         45,844
Health Care REIT, Inc.                                      677         22,680
Healthcare Realty Trust, Inc.                               618         23,861
Heritage Property Investment Trust                          469         14,445
Hersha Hospitality Trust                                    200          2,080
Highland Hospitality Corp.                                  527          5,528
Highwoods Properties, Inc.                                1,803         50,718
Home Properties, Inc.                                       440         18,414
Hospitality Properties Trust                                861         35,973
Host Marriot Corp.                                        4,469         75,169
HRPT Properties Trust                                     2,669         31,361
Innkeepers USA Trust                                        492          6,529
Investors Real Estate Trust                                 562          5,086
Kilroy Realty Corp.                                         848         36,998
Kimco Realty Corp.                                        1,280         70,899
LaSalle Hotel Properties                                    386         11,727
Lexington Corporate Properties Trust                      1,463         33,620
Liberty Property Trust                                    1,117         44,490
Macerich Co. (The)                                          773         46,612
Mack-Cali Realty Corp.                                      799         35,148
Maguire Properties, Inc.                                    562         14,331
Mid-America Apartment Communities, Inc.                     282         10,781
Mills Corp. (The)                                           708         40,455
Mission West Properties, Inc.                               282          2,862
Monmouth Real Estate Investment Corp. Class A               229          1,926
National Health Realty, Inc.                                127          2,477
Nationwide Health Properties, Inc.                          852         18,258
New Plan Excel Realty Trust                               1,321         34,095
OMEGA Healthcare Investors, Inc.                            650          7,293
One Liberty Properties, Inc.                                139          2,694
Pan Pacific Retail Properties, Inc.                         489         29,545
Parkway Properties, Inc.                                    399         18,194
Pennsylvania Real Estate Investment Trust                   472         19,895
Plum Creek Timber Co., Inc.                               1,433         49,496
Post Properties, Inc.                                       525         17,105
Prentiss Properties Trust                                   587         19,500
ProLogis                                                  2,456         97,233
PS Business Parks, Inc.                                     288         11,624
Public Storage, Inc.                                      1,471         86,348
Ramco-Gershenson Properties Trust                           228          6,313
Realty Income Corp.                                       1,044         25,171
Reckson Associates Realty Corp.                           1,038         33,475
Regency Centers Corp.                                       898         47,280
Saul Centers, Inc.                                          212          7,102
Senior Housing Properties Trust                             837         14,480
Shurgard Storage Centers, Inc. Class A                    1,389         58,102
Simon Property Group, Inc.                                6,433        425,028
Sizeler Property Investors, Inc.                            207          2,385
SL Green Realty Corp.                                       546         33,306
Sovran Self Storage, Inc.                                   457         19,537
Sun Communities, Inc.                                       252          8,782
Tanger Factory Outlet Centers, Inc.                         334          7,735
Taubman Centers, Inc.                                       656         19,418
Town & Country Trust                                        258          6,927
Trizec Properties, Inc.                                   1,625         32,484
Trustreet Properties, Inc.                                  312          4,880
United Dominion Realty Trust, Inc.                        4,635        102,665
United Mobile Homes, Inc.                                   127          1,953
Universal Health Realty Income Trust                        150          4,912
Urstadt Biddle Properties Class A                           292          4,345
Ventas, Inc.                                              1,107         29,867
Vornado Realty Trust                                      1,535        117,351
Washington Real Estate Investment Trust                     551         16,425
Weingarten Realty Investors                               3,742        134,749
Windrose Medical Properties Trust                           131          1,847
Winston Hotels, Inc.                                        410          4,715
                                                                  ------------
Total Real Estate Investment Trusts
  (Cost $3,264,260)                                                  4,484,750
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT

SHORT-TERM INVESTMENTS (18.2%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (9.7%)
7-Eleven, Inc.
  2.77%, due 5/5/05                                 $   800,000        799,754
Becton, Dickinson & Co.
  2.83%, due 5/17/05                                  1,000,000        998,743
Dealers Capital Access Trust
  2.91%, due 5/18/05                                    400,000        399,449
  2.99%, due 6/3/05                                   2,350,000      2,343,574
  3.02%, due 6/6/05                                     300,000        299,096

 202   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
E.I. du Pont de Nemours & Co.
  2.74%, due 5/4/05                                 $ 2,100,000   $  2,099,520
Federal Farm Credit Bank
  2.69%, due 5/5/05                                   2,000,000      1,999,401
General Electric Capital Corp.
  2.96%, due 6/17/05                                  7,100,000      7,072,630
Illinois Tool Works, Inc.
  2.81%, due 5/10/05                                  1,000,000        999,298
International Business Machines Corp.
  2.83%, due 5/12/05                                  2,350,000      2,347,967
Minnesota Mining and Manufacturing Co.
  2.74%, due 5/19/05                                    450,000        449,383
  2.78%, due 5/19/05                                    550,000        549,235
National Rural Utilities Cooperative Finance Corp.
  2.92%, due 5/20/05                                  1,000,000        998,463
UBS Finance (Delaware) LLC
  2.98%, due 5/13/05                                 10,500,000     10,489,571
Wells Fargo & Co.
  2.88%, due 5/23/05                                  1,000,000        998,245
                                                                  ------------
Total Commercial Paper
  (Cost $32,844,329)                                                32,844,329
                                                                  ------------

                                                         SHARES

INVESTMENT COMPANY (0.2%)
AIM Institutional Funds Group (k)                       530,183        530,183
                                                                  ------------
Total Investment Company
  (Cost $530,183)                                                      530,183
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT

MASTER NOTE (0.2%)
Banc of America Securities LLC
  3.08%, due 5/2/05 (k)                             $   500,000        500,000
                                                                  ------------
Total Master Note
  (Cost $500,000)                                                      500,000
                                                                  ------------

REPURCHASE AGREEMENTS (3.2%)
Credit Suisse First Boston LLC
  3.05%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity
  $1,300,340 (k)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,364,973 and a Market
  Value of $1,326,034)                                1,300,000      1,300,000
Deutsche Bank Securities, Inc.
  3.06%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $1,000,255 (k)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,005,183 and a Market
  Value of $1,020,000)                                1,000,000      1,000,000
Dresdner Kleinwort Wasserstein Securities, LCC
  3.07%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $750,192 (k)
  (Collateralized by Various Bonds with a
  Principal Amount of $789,815 and a Market Value
  of $787,507)                                          750,000        750,000
Morgan Stanley & Co., Inc.
  3.05%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $8,002,033 (k)
  (Collateralized by Various Bonds with a
  Principal Amount of $8,612,691 and a Market
  Value of $8,259,778)                                8,000,000      8,000,000
                                                                  ------------
Total Repurchase Agreements
  (Cost $11,050,000)                                                11,050,000
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   203

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
U.S. GOVERNMENT (4.9%)
United States Treasury Bills
  2.99%, due 10/6/05                                $ 7,000,000   $  6,908,503
  3.01%, due 10/13/05                                10,000,000      9,863,436
                                                                  ------------
Total U.S. Government
  (Cost $16,771,939)                                                16,771,939
                                                                  ------------
Total Short-Term Investments
  (Cost $61,696,451)                                                61,696,451
                                                                  ------------
Total Investments
  (Cost $323,331,063) (l)                                 106.3%   361,182,941(m)
Liabilities in Excess of
  Cash and Other Assets                                    (6.3)   (21,354,122)
                                                    -----------   ------------
Net Assets                                                100.0%  $339,828,819
                                                    ===========   ============


                                                                   UNREALIZED
                                              CONTRACTS         APPRECIATION/
                                                   LONG    (DEPRECIATION) (N)
FUTURES CONTRACTS (0.1%)
-----------------------------------------------------------------------------
CANADA (-0.0%) (b)
Standard & Poor's Toronto Stock Exchange 60
  Index
  June 2005                                          13   $           (30,705)
                                                          -------------------
ITALY (-0.0%) (b)
Milan MIB 30 Index
  June 2005                                          35              (154,819)
                                                          -------------------
SPAIN (-0.1%)
IBEX 35 Index
  June 2005                                          56              (176,349)
                                                          -------------------
UNITED STATES (0.0%) (b)
United States Treasury Note
  June 2005 (10 Year)                                 4                 9,718
                                                          -------------------
Total Futures Contracts Long
  (Settlement Value $14,849,435)                                     (352,155)
                                                          -------------------


                                                                   UNREALIZED
                                              CONTRACTS         APPRECIATION/
                                                  SHORT    (DEPRECIATION) (N)
UNITED STATES (0.2%)
Standard & Poor's 500 Index
  June 2005                                          15   $           145,222
Standard & Poor's
  MidCap 400 Index
  June 2005                                          29               563,401
                                                          -------------------
Total Futures Contracts Short
  (Settlement Value $13,541,000)                                      708,623
                                                          -------------------
Total Futures Contracts
  (Settlement Value $28,390,435) (g)(i)                   $           356,468
                                                          ===================

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) Yankee bond -- dollar-denominated bond issued in the United States by foreign banks and corporations.
(e) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at April 30, 2005 is $10,016,720.
(f) Segregated, partially segregated or designed as collateral for futures contracts and TBAs.
(g) The combined market value of U.S. Government & Federal Agencies investments and settlement value of U.S. Treasury Note futures contracts represents
     20.7% of net assets.
(h) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(i) The combined market value of common stocks and settlement value of Index futures contracts represents 66.7% of net assets.
(j)  Represents securities out on loan or a portion which is out on loan.
(k) Represents a security or a portion thereof, purchased with cash collateral received for securities on loan.
(l)  The cost for federal income tax purposes is $327,537,782.
(m) At April 30, 2005 net unrealized appreciation was $33,645,159 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $42,975,092 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,329,933.
(n) Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2005.

 204   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $323,331,063) including
  $11,910,653 market value of securities
  loaned                                        $361,182,941
Cash                                               1,026,620
Receivables:
  Investment securities sold                       9,709,268
  Dividends and interest                           1,096,681
  Fund shares sold                                   939,406
  Variation margin on futures contracts                9,952
Other assets                                         103,962
                                                ------------
    Total assets                                 374,068,830
                                                ------------
LIABILITIES:
Securities lending collateral                     12,080,183
Payable due to broker for futures contracts          132,047
Payables:
  Investment securities purchased                 21,389,176
  Transfer agent                                     201,820
  Fund shares redeemed                               151,296
  Manager                                            133,645
  NYLIFE Distributors                                 42,098
  Custodian                                           22,673
  Directors                                            3,001
Accrued expenses                                      84,072
                                                ------------
    Total liabilities                             34,240,011
                                                ------------
Net assets                                      $339,828,819
                                                ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $      5,233
  Class B                                              2,443
  Class C                                                368
  Class I                                             18,446
Additional paid-in capital                       346,739,012
Accumulated undistributed net investment
  income                                           3,069,055
Accumulated net realized loss on investments,
  futures contracts and foreign currency
  transactions                                   (48,219,772)
Net unrealized appreciation on investments and
  futures contracts                               38,208,346
Net unrealized appreciation on foreign
  currency transactions                                5,688
                                                ------------
Net assets                                      $339,828,819
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 66,910,961
                                                ============
Shares of capital stock outstanding                5,232,690
                                                ============
Net asset value per share outstanding           $      12.79
Maximum sales change (5.50% of offering price)          0.74
                                                ------------
Maximum offering price per share outstanding    $      13.53
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 30,876,368
                                                ============
Shares of capital stock outstanding                2,442,992
                                                ============
Net asset and offering price per share
  outstanding                                   $      12.64
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  4,651,529
                                                ============
Shares of capital stock outstanding                  367,875
                                                ============
Net asset and offering price per share
  outstanding                                   $      12.64
                                                ============
CLASS I
Net assets applicable to outstanding shares     $237,389,961
                                                ============
Shares of capital stock outstanding               18,446,203
                                                ============
Net asset and offering price per share
  outstanding                                   $      12.87
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   205

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 2,357,883
  Dividends (a)                                    2,291,117
  Income from securities loaned -- net                18,380
                                                 -----------
    Total income                                   4,667,380
                                                 -----------
EXPENSES:
  Manager                                          1,074,761
  Transfer agent -- Classes A, B and C                89,456
  Transfer agent -- Class I                          216,078
  Distribution -- Class B                             94,785
  Distribution -- Class C                             14,805
  Service -- Class A                                  78,572
  Service -- Class B                                  31,596
  Service -- Class C                                   4,935
  Custodian                                           56,621
  Professional                                        53,330
  Registration                                        31,185
  Interest                                            20,404
  Shareholder communication                           14,731
  Directors                                           14,509
  Miscellaneous                                       63,953
                                                 -----------
    Total expenses before reimbursement            1,859,721
  Expenses reimbursement from Manager               (265,558)
                                                 -----------
    Net expenses                                   1,594,163
                                                 -----------
Net investment income                              3,073,217
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions                           11,193,706
  Futures transaction                             (1,084,747)
  Foreign currency transactions                       92,934
                                                 -----------
Net realized gain on investments and foreign
  currency transactions                           10,201,893
                                                 -----------
Net change in unrealized appreciation
  (depreciation) on investments:
  Security transactions                           (5,768,471)
  Futures transaction                                (29,623)
  Foreign currency transactions                       28,332
                                                 -----------
Net unrealized loss on investments and foreign
  currency transactions                           (5,769,762)
                                                 -----------
Net realized and unrealized gain on investments
  and foreign currency transactions                4,432,131
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 7,505,348
                                                 ===========

(a)Dividends recorded net of foreign withholding taxes in the amount of $16.

 206   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                        2005            2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $  3,073,217   $   4,675,300
 Net realized gain on
  investments, futures
  contracts and foreign
  currency transactions           10,201,893      25,456,712
 Net change in unrealized
  appreciation (depreciation)
  on investments and foreign
  currency transactions           (5,769,762)     (5,846,554)
                                ----------------------------
 Net increase in net assets
  resulting from operations        7,505,348      24,285,458
                                ----------------------------

Dividends to shareholders:
 From net investment income:
   Class A                          (883,795)             --
   Class B                          (271,640)             --
   Class C                           (42,898)           (757)
   Class I                        (3,506,544)     (5,321,664)
   Service Class                          --        (680,408)
                                ----------------------------
 Total dividends to
  shareholders                    (4,704,877)     (6,002,829)
                                ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                        16,099,826      62,346,988
   Class B                        11,898,058      20,384,771
   Class C                         2,086,336       3,296,544
   Class I                        16,056,370      35,028,829
   Service Class                          --         869,829

                                        2005            2004

 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Class A                      $    836,184   $          --
   Class B                           257,612              --
   Class C                            37,036             757
   Class I                         3,485,389       5,295,326
   Service Class                          --         634,600
                                ----------------------------
                                  50,756,811     127,857,644

 Cost of shares redeemed:
   Class A                        (6,199,729)     (8,381,903)
   Class B                        (1,365,664)       (655,422)
   Class C                          (696,375)       (189,336)
   Class I                       (18,823,304)    (83,823,084)
   Service Class                          --     (38,107,319)
                                ----------------------------
                                 (27,085,072)   (131,157,064)
                                ----------------------------
    Increase in net assets
     derived from capital
     share transactions           23,671,739      (3,299,420)
                                ----------------------------
    Net increase in net assets    26,472,210      14,983,209

NET ASSETS:
Beginning of period              313,356,609     298,373,400
                                ----------------------------
End of period                   $339,828,819   $ 313,356,609
                                ============================
Accumulated undistributed net
 investment income at end of
 period                         $  3,069,055   $   4,700,715
                                ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   207

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                      CLASS A                          CLASS B                   CLASS C
                                            ---------------------------      ---------------------------      -------------
                                                            JANUARY 2,                       JANUARY 2,
                                            SIX MONTHS        2004**         SIX MONTHS        2004**         SIX MONTHS
                                              ENDED           THROUGH          ENDED           THROUGH          ENDED
                                            APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,      APRIL 30,
                                             2005***           2004           2005***           2004           2005***
Net asset value at beginning of period       $ 12.67          $ 12.17         $ 12.54          $ 12.12          $12.54
                                             -------          -------         -------          -------          ------
Net investment income                           0.11 (e)         0.12            0.06 (e)         0.04            0.06 (e)
Net realized and unrealized gain on
  investments                                   0.20             0.38            0.19             0.38            0.19
Net realized and unrealized gain on
  foreign currency transactions                (0.00)(a)        (0.00)(a)       (0.00)(a)        (0.00)(a)       (0.00)(a)
                                             -------          -------         -------          -------          ------
Total from investment operations                0.31             0.50            0.25             0.42            0.25
                                             -------          -------         -------          -------          ------
Less dividends and distributions:
  From net investment income                   (0.19)              --           (0.15)              --           (0.15)
  From net realized gain on investments           --               --              --               --              --
                                             -------          -------         -------          -------          ------
Total dividends and distributions              (0.19)              --           (0.15)              --           (0.15)
                                             -------          -------         -------          -------          ------
Net asset value at end of period             $ 12.79          $ 12.67         $ 12.64          $ 12.54          $12.64
                                             =======          =======         =======          =======          ======
Total investment return (b)                     2.41%(c)         4.11%(c)        2.00%(c)         3.47%(c)        2.00%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       1.74%+           1.40%+          0.99%+           0.65%+          0.99%+
    Net expenses                                1.08%+           1.02%+          1.83%+           1.77%+          1.83%+
    Expenses (before reimbursement)             1.24%+           1.23%+          1.99%+           1.98%+          1.99%+
Portfolio turnover rate                           52%(f)           89%             52%(f)           89%             52%(f)
Net assets at end of period (in 000's)       $66,911          $55,796         $30,876          $20,087          $4,652

                                              CLASS C
                                            -----------

                                               YEAR
                                               ENDED
                                            OCTOBER 31,
                                               2004
Net asset value at beginning of period        $11.86
                                              ------
Net investment income                           0.11
Net realized and unrealized gain on
  investments                                   0.76
Net realized and unrealized gain on
  foreign currency transactions                (0.00)(a)
                                              ------
Total from investment operations                0.87
                                              ------
Less dividends and distributions:
  From net investment income                   (0.19)
  From net realized gain on investments           --
                                              ------
Total dividends and distributions              (0.19)
                                              ------
Net asset value at end of period              $12.54
                                              ======
Total investment return (b)                     7.39%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       0.65%
    Net expenses                                1.77%
    Expenses (before reimbursement)             1.98%
Portfolio turnover rate                           89%
Net assets at end of period (in 000's)        $3,218

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of Operations.
***  Unaudited.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to November 1, 2000, have not been restated to reflect this change in presentation.

                                                                CLASS I
Decrease net investment income                                  ($0.01)
Increase net realized and unrealized gains and losses             0.01
Decrease ratio of net investment income                          (0.06%)

(e)  Per share data on average shares outstanding during the period.
(f)  The portfolio turnover rate not including mortgage dollar rolls for the six months ending
     April 30, 2005 is 42%.

 208   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                       CLASS I
-------------------------------------------------------------------------------------
     SIX MONTHS
       ENDED
     APRIL 30,                            YEAR ENDED OCTOBER 31,
      2005***          2004          2003          2002          2001          2000
      $  12.74       $  11.99      $  10.81      $  12.11      $  15.21      $  14.57
      --------       --------      --------      --------      --------      --------
          0.13 (e)       0.22          0.18 (e)      0.22          0.37 (d)      0.51
          0.19           0.78          1.22         (1.25)        (2.09)(d)      1.08
         (0.00)(a)      (0.00)(a)     (0.00)(a)     (0.00)(a)     (0.00)(a)     (0.01)
      --------       --------      --------      --------      --------      --------
          0.32           1.00          1.40         (1.03)        (1.72)         1.58
      --------       --------      --------      --------      --------      --------
         (0.19)         (0.25)        (0.22)        (0.27)        (0.50)        (0.50)
            --             --            --            --         (0.88)        (0.44)
      --------       --------      --------      --------      --------      --------
         (0.19)         (0.25)        (0.22)        (0.27)        (1.38)        (0.94)
      --------       --------      --------      --------      --------      --------
      $  12.87       $  12.74      $  11.99      $  10.81      $  12.11      $  15.21
      ========       ========      ========      ========      ========      ========
          2.51%(c)       8.43%        13.17%        (8.78%)      (12.12%)       11.18%
          2.00%+         1.59%         1.65%         1.84%         2.66%         3.45%
          0.83%+         0.83%         0.83%         0.83%#        0.83%         0.83%
          0.99%+         1.04%         1.06%         0.94%#        0.87%         0.83%
            52%(f)         89%          113%            4%           15%           49%
      $237,390       $234,256      $262,438      $399,199      $452,246      $561,329

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   209

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                     SERVICE CLASS++
                                            ------------------------------------------------------------------
                                            NOVEMBER 1,
                                               2003
                                              THROUGH
                                            JANUARY 9,                   YEAR ENDED OCTOBER 31,
                                               2004           2003         2002         2001         2000
Net asset value at beginning of period        $11.94         $ 10.76      $ 12.05      $ 15.14      $ 14.50
                                              ------         -------      -------      -------      -------
Net investment income (loss)                   (1.08)           0.15         0.18         0.33 (e)     0.50
Net realized and unrealized gain (loss) on
  investments                                   1.68            1.22        (1.23)       (2.08)(e)     1.05
Net realized and unrealized gain (loss) on
  foreign currency transactions                (0.00)(a)       (0.00)(a)    (0.00)(a)    (0.00)(a)    (0.01)
                                              ------         -------      -------      -------      -------
Total from investment operations                0.60            1.37        (1.05)       (1.75)        1.54
                                              ------         -------      -------      -------      -------
Less dividends and distributions:
  From net investment income                   (0.23)          (0.19)       (0.24)       (0.46)       (0.46)
  From net realized gain on investments           --              --           --        (0.88)       (0.44)
                                              ------         -------      -------      -------      -------
Total dividends and distributions              (0.23)          (0.19)       (0.24)       (1.34)       (0.90)
                                              ------         -------      -------      -------      -------
Net asset value at end of period              $12.31         $ 11.94      $ 10.76      $ 12.05      $ 15.14
                                              ======         =======      =======      =======      =======
Total investment return (b)                     5.06%(c)       12.92%       (8.96%)     (12.36%)      10.96%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       1.47%+          1.40%        1.59%        2.41%(e)     3.20%
    Net expenses                                1.08%+          1.08%        1.08%        1.08%        1.08%
    Expenses (before reimbursement)             1.31%+          1.31%        1.19%        1.12%        1.08%
Portfolio turnover rate                          113%            113%           4%          15%          49%
Net assets at end of period (in 000's)        $    0         $35,889      $22,980      $23,675      $27,978

                                                   SERVICE CLASS++
                                            -----------------------------

                                            JANUARY 1,
                                              THROUGH         YEAR ENDED
                                            OCTOBER 31,      DECEMBER 31,
                                               1999*             1998
Net asset value at beginning of period        $ 15.33          $ 14.81
                                              -------          -------
Net investment income (loss)                     0.39             0.39
Net realized and unrealized gain (loss) on
  investments                                    0.38             2.69
Net realized and unrealized gain (loss) on
  foreign currency transactions                 (0.03)            0.02
                                              -------          -------
Total from investment operations                 0.74             3.10
                                              -------          -------
Less dividends and distributions:
  From net investment income                    (0.00)(a)        (0.39)
  From net realized gain on investments         (1.57)           (2.19)
                                              -------          -------
Total dividends and distributions               (1.57)           (2.58)
                                              -------          -------
Net asset value at end of period              $ 14.50          $ 15.33
                                              =======          =======
Total investment return (b)                      5.31%(c)        21.00%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        3.15%+           2.39%
    Net expenses                                 1.03%+           1.05%
    Expenses (before reimbursement)              1.03%+           1.05%
Portfolio turnover rate                            18%              55%
Net assets at end of period (in 000's)        $29,087          $16,853

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of Operations.
***  Unaudited.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to November 1, 2000, have not been restated to reflect this change in presentation.

                                                                CLASS I
Decrease net investment income                                  ($0.01)
Increase net realized and unrealized gains and losses             0.01
Decrease ratio of net investment income                          (0.06%)

(d)  Per share data on average shares outstanding during the period.

 210   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY BALANCED FUND
INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges       -1.42%   2.80%  8.58%    9.41
Excluding sales charges   4.32    8.78   9.81    10.03

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MERRILL LYNCH
                                                   CORPORATE &
                                                   GOVERNMENT                           BALANCED
                                  MAINSTAY         1-10 YEARS                           COMPOSITE          RUSSELL
                                BALANCED FUND      BOND INDEX       S&P 500 INDEX         INDEX         MIDCAP INDEX
                                -------------     -------------     -------------       ---------       ------------
4/30/95                              9450             10000             10000             10000             10000
                                    11056             10790             13021             11956             13079
                                    12448             11487             16294             13536             14512
                                    16240             12514             22985             17253             20458
                                    16668             13320             28001             17992             21673
                                    15396             13532             30837             17665             25142
                                    17934             15157             26837             20621             25214
                                    19584             16242             23448             22329             25037
                                    18912             17962             20328             21428             21498
                                    22602             18327             24979             25912             29120
4/30/05                             24588             18913             26562             29369             33378


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
4/30/95                             10000
                                    11898
                                    13526
                                    17085
                                    18987
                                    19934
                                    19983
                                    19183
                                    18055
                                    20976
4/30/05                             22247

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges       -1.07%   2.99%  8.74%   9.23%
Excluding sales charges   3.93    7.99   9.02    9.23

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MERRILL LYNCH
                                                   CORPORATE &
                                                   GOVERNMENT                           BALANCED
                                  MAINSTAY         1-10 YEARS                           COMPOSITE          RUSSELL
                                BALANCED FUND      BOND INDEX       S&P 500 INDEX         INDEX         MIDCAP INDEX
                                -------------     -------------     -------------       ---------       ------------
4/30/95                             10000             10000             10000             10000             10000
                                    11613             10790             13021             11956             13079
                                    12980             11487             16294             13536             14512
                                    16810             12514             22985             17253             20458
                                    17136             13320             28001             17992             21673
                                    15702             13532             30837             17665             25142
                                    18157             15157             26837             20621             25214
                                    19682             16242             23448             22329             25037
                                    18868             17962             20328             21428             21498
                                    22392             18327             24979             25912             29120
4/30/05                             24182             18913             26562             29369             33378


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
4/30/95                             10000
                                    11898
                                    13526
                                    17085
                                    18987
                                    19934
                                    19983
                                    19183
                                    18055
                                    20976
4/30/05                             22247

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges        2.89%   6.95%  9.01%   9.24%
Excluding sales charges   3.89    7.95   9.01    9.24

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MERRILL LYNCH
                                                   CORPORATE &
                                                   GOVERNMENT                           BALANCED
                                  MAINSTAY         1-10 YEARS                           COMPOSITE          RUSSELL
                                BALANCED FUND      BOND INDEX       S&P 500 INDEX         INDEX         MIDCAP INDEX
                                -------------     -------------     -------------       ---------       ------------
4/30/95                             10000             10000             10000             10000             10000
                                    11621             10790             13021             11956             13079
                                    12985             11487             16294             13536             14512
                                    16822             12514             22985             17253             20458
                                    17148             13320             28001             17992             21673
                                    15719             13532             30837             17665             25142
                                    18171             15157             26837             20621             25214
                                    19700             16242             23448             22329             25037
                                    18882             17962             20328             21428             21498
                                    22414             18327             24979             25912             29120
4/30/05                             24196             18913             26562             29369             33378


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
4/30/95                             10000
                                    11898
                                    13526
                                    17085
                                    18987
                                    19934
                                    19983
                                    19183
                                    18055
                                    20976
4/30/05                             22247

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     211

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          4.54%   9.27%  10.14%  10.33%

(PERFORMANCE GRAPH)

                                                  MERRILL LYNCH
                                                   CORPORATE &
                                                   GOVERNMENT                           BALANCED
                                  MAINSTAY         1-10 YEARS                           COMPOSITE          RUSSELL
                                BALANCED FUND      BOND INDEX       S&P 500 INDEX         INDEX         MIDCAP INDEX
                                -------------     -------------     -------------       ---------       ------------
4/30/95                             10000             10000             10000             10000             10000
                                    11733             10790             13021             11956             13079
                                    13243             11487             16294             13536             14512
                                    17318             12514             22985             17253             20458
                                    17822             13320             28001             17992             21673
                                    16498             13532             30837             17665             25142
                                    19265             15157             26837             20621             25214
                                    21089             16242             23448             22329             25037
                                    20418             17962             20328             21428             21498
                                    24465             18327             24979             25912             29120
4/30/05                             26734             18913             26562             29369             33378


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
4/30/95                             10000
                                    11898
                                    13526
                                    17085
                                    18987
                                    19934
                                    19983
                                    19183
                                    18055
                                    20976
4/30/05                             22247

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          4.42%   9.13%  10.01%  10.21%

(PERFORMANCE GRAPH)

                                                  MERRILL LYNCH
                                                   CORPORATE &
                                                   GOVERNMENT                           BALANCED
                                  MAINSTAY         1-10 YEARS                           COMPOSITE          RUSSELL
                                BALANCED FUND      BOND INDEX       S&P 500 INDEX         INDEX         MIDCAP INDEX
                                -------------     -------------     -------------       ---------       ------------
4/30/95                             10000             10000             10000             10000             10000
                                    11722             10790             13021             11956             13079
                                    13216             11487             16294             13536             14512
                                    17265             12514             22985             17253             20458
                                    17749             13320             28001             17992             21673
                                    16413             13532             30837             17665             25142
                                    19147             15157             26837             20621             25214
                                    20938             16242             23448             22329             25037
                                    20251             17962             20328             21428             21498
                                    24233             18327             24979             25912             29120
4/30/05                             26445             18913             26562             29369             33378


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
4/30/95                             10000
                                    11898
                                    13526
                                    17085
                                    18987
                                    19934
                                    19983
                                    19183
                                    18055
                                    20976
4/30/05                             22247

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          4.31%   8.79%  9.73%   9.94%

(PERFORMANCE GRAPH)

                                                  MERRILL LYNCH
                                                   CORPORATE &
                                                   GOVERNMENT                           BALANCED
                                  MAINSTAY         1-10 YEARS                           COMPOSITE          RUSSELL
                                BALANCED FUND      BOND INDEX       S&P 500 INDEX         INDEX         MIDCAP INDEX
                                -------------     -------------     -------------       ---------       ------------
4/30/95                             10000             10000             10000             10000             10000
                                    11695             10790             13021             11956             13079
                                    13154             11487             16294             13536             14512
                                    17145             12514             22985             17253             20458
                                    17579             13320             28001             17992             21673
                                    16221             13532             30837             17665             25142
                                    18877             15157             26837             20621             25214
                                    20592             16242             23448             22329             25037
                                    19865             17962             20328             21428             21498
                                    23722             18327             24979             25912             29120
4/30/05                             25807             18913             26562             29369             33378


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
4/30/95                             10000
                                    11898
                                    13526
                                    17085
                                    18987
                                    19934
                                    19983
                                    19183
                                    18055
                                    20976
4/30/05                             22247

have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of .25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The disclosure and footnotes on the preceding page and the following page are an integral part of these graphs and should be carefully read in conjunction with them. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (5/1/89) through 12/31/03, performance for Class A, B, R1, and R2 shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, R1, and R2 shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 212   MainStay Balanced Fund

                                                          SIX      ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    YEARS
Balanced Composite Index(1)                               5.36%   13.34%  10.70%   11.38%
Merrill Lynch Corporate & Government 1-10 Years Bond
  Index(2)                                                0.08     3.20    6.93     6.58
Russell Midcap Index(3)                                   6.81    14.62    5.83    12.81
S&P 500(R) Index(4)                                       3.28     6.34   -2.94    10.26
Lipper Balanced Fund Index(5)                             2.67     6.06    2.22     8.32
Average Lipper balanced fund(6)                           2.54     5.42    1.41     7.87

to a 1% sales charge and a 1% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge, CDSC, and fees and expenses for Class L shares. Effective 1/02/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares, or both.
1. The Fund's Balanced Composite Index is comprised of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all income and capital gains. The Fund's Balanced Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index or a composite.
2. The Merrill Lynch Corporate & Government 1-10 Years Bond Index is a market-capitalization-weighted index including U.S. government and fixed-coupon domestic investment-grade corporate bonds. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
5. The Lipper Balanced Fund Index tracks the performance of the 30 largest balanced funds, with adjustments for the reinvestment of capital-gain and income distributions. An investment cannot be made directly into an index.
6. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     213

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY BALANCED FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                   ENDING ACCOUNT                         VALUE (BASED
                                                    VALUE (BASED                        ON HYPOTHETICAL
                                   BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED          EXPENSES
                                    ACCOUNT         RETURNS AND           PAID             RETURN AND             PAID
                                     VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)         DURING
SHARE CLASS                         11/1/04           4/30/05           PERIOD(1)           4/30/05             PERIOD(1)

CLASS A SHARES                     $1,000.00         $1,043.45           $ 6.33            $1,018.75              $6.26
--------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                     $1,000.00         $1,039.70           $10.11            $1,015.00              $9.99
--------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                     $1,000.00         $1,039.30           $10.11            $1,015.00              $9.99
--------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                     $1,000.00         $1,045.55           $ 4.31            $1,020.75              $4.26
--------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                    $1,000.00         $1,044.35           $ 4.82            $1,020.25              $4.76
--------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                    $1,000.00         $1,043.30           $ 6.08            $1,019.00              $6.01
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.25% for Class A, 2.00% for Class B and Class C, 0.85% for Class I, 0.95% for Class R1, and 1.20% for Class R2) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 214   MainStay Balanced Fund

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

Common Stocks                                                                    59.1%
Corporate Bonds                                                                  37.2%
Investment Companies                                                              2.2%
Federal Agencies                                                                  2.0%
Short-Term Investments                                                            1.9%
Convertible Bond                                                                  0.0%*
Convertible Preferred Stock                                                       0.0%*
Warrants                                                                          0.0%*
Liabilities in Excess of Cash and Other Assets                                   (2.4)%

* Less than one tenth of a percent.

See Portfolio of Investments on page 219 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Edison International
 3.  Citigroup, Inc.
 4.  DPL, Inc.
 5.  Sunoco, Inc.
 6.  Burlington Resources, Inc.
 7.  CenturyTel, Inc.
 8.  Nuveen Investments Class A
 9.  Amerada Hess Corp.
10.  Bank of America Corp.

                                                   www.mainstayfunds.com     215

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Joan M. Sabella of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund invests approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. By including both stocks and bonds, the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends. In implementing this strategy, the Fund generally invests in dividend-paying mid-capitalization stocks that have been determined to have strong or improving operating characteristics and to be relatively overlooked or undervalued by the market. The Fund uses a quantitative and statistical model to analyze the relative quality and value of stocks. The Fund selects fixed-income securities based on their credit quality and duration.

During the reporting period, all of the assets and liabilities of MainStay Strategic Value Fund were transferred to MainStay Balanced Fund in exchange for shares of MainStay Balanced Fund.

WHAT MAJOR FACTORS INFLUENCED THE STOCK AND BOND MARKETS DURING THE SIX MONTHS ENDED APRIL 30, 2005?

During the six months ended April 30, 2005, most broadly watched equity indices saw positive performance, but small-cap core and growth indices declined. Mid-capitalization stocks showed the strongest overall performance, followed by large- and then small-capitalization stocks. The market's general preference for value equities over growth stocks was clearly evident among mid-capitalization issues. During the reporting period, the domestic equity market was influenced by crude-oil price fluctuations, job-growth concerns, the U.S. dollar's decline, and continuing instability in the Middle East.

The Federal Open Market Committee raised the federal funds target rate four times during the six months ended April 30, 2005. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end. The economy appears to be well on its way to recovery after the 2001 recession, and the Federal Reserve is now trying to ease inflation. The 10-year Treasury note stood at 4.20% at the end of April 2005, compared to 4.02% at the end of October 2004.

HOW DID THE FUND PERFORM IN THIS MARKET ENVIRONMENT?

All share classes of MainStay Balanced Fund underperformed the Fund's Balanced Composite Index(1) for the semiannual period ended April 30, 2005. The stock and bond portions of the Fund both underperformed their respective components of the Balanced Composite Index.

The equity portion of the Fund's portfolio was hurt by weakness in its technology hardware & equipment and real estate holdings relative to peer stocks in the Russell Midcap(R) Value Index.(2) The utilities industry group had strong performance for the six-month reporting period, but the Fund's underweighted position relative to the Russell Midcap(R) Value Index detracted from the Fund's relative performance.

The Russell Midcap(R) Value Index is a capitalization-weighted index, which means that it has larger weightings among securities with larger market capitalizations. MainStay Balanced Fund attempts to have equal weights among the equity holdings in its portfolio.

For the six months ended April 30, 2005, the Russell Midcap(R) Value Index was approximately 50% weighted in the top 25% of Index companies (from largest market capitalization to smallest). This significantly contributed to the return of the Russell Midcap(R) Value Index. On the other hand, MainStay Balanced Fund was weighted only 35% in the top 25% of Index companies with rank determined by market capitalization. This underweighted position and lower overall exposure to the top 25% of companies relative to the Russell Midcap(R) Value Index held back the relative performance of the equity portion of the Fund.

It is important to note that the equity portion of the Fund was invested in some, but not all of the companies in the Russell Midcap(R) Value Index.


The Fund is subject to market, interest rate, credit, and maturity risks. The Fund can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Fund. The Fund invests in mid-cap stocks which may be more volatile and less liquid than the securities of larger companies.
1. See footnote on page 213 for more information about the Fund's Balanced Composite Index.
2. See footnote 1 on page 213 for information about the Russell Midcap(R) Value Index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

 216   MainStay Balanced Fund

HOW DID THE BOND PORTION OF THE FUND PERFORM?

With a return of -0.08%, the fixed-income portion of the Fund slightly underperformed the +0.08% return of the Merrill Lynch Corporate & Government 1-10 Years Bond Index(3) for the six-month reporting period.

WHICH INDUSTRY GROUPS AND INDIVIDUAL STOCKS PROVIDED THE STRONGEST PERFORMANCE FOR THE FUND DURING THE REPORTING PERIOD?

In the equity portion of the Fund, the five strongest performing industry groups were energy; food, beverage & tobacco; utilities; health care equipment & services; and retailing. Among the strongest contributors to the Fund's equity performance were petroleum refiner Premcor (+68.8%),(4) refiner Valero Energy (+61.8%), poultry producer Pilgrim's Pride (+30.0%), refiner and chemical company Sunoco (+26.0%), and transportation and health care services provider Laidlaw International (+31.8%).

WHICH INDUSTRY GROUPS AND INDIVIDUAL SECURITIES DETRACTED FROM PERFORMANCE IN THE EQUITY PORTION OF THE FUND?

The Fund's five weakest-performing industry groups during the six-month reporting period were technology hardware & equipment, banks, capital goods, automobiles & components, and telecommunication services. Particularly weak performers included two steel companies--Steel Dynamics (-27.7%) and Commercial Metals (-20.6%). Cummins (-16.3%), which provides engines, electric power, and engine-related products, also detracted from the Fund's equity performance. TCF Financials (-17.4%), a holding company for TCF National Bank, and Sabre Holdings (-13.9%), which provides products and technology for the travel industry, were also among the Fund's five weakest holdings during the reporting period.

WERE THERE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund uses its proprietary model to select stocks that have relatively improving operating characteristics and are relatively undervalued. One of the stocks the Fund purchased during the reporting period was Toys "R" Us (+28.6%), a worldwide retailer of toys, apparel, and other children's products. The Fund purchased the stock in November 2004. We established a position in Apache (+9.0%), an energy company, in November 2004 and added to the position in January 2005. The Fund also established a position in independent oil and gas exploration and production company Anadarko Petroleum (+8.0%) in November 2004 and added to the position in April 2005. All three of these companies exhibited improving fundamentals and, according to our proprietary model, were relatively undervalued at the time of purchase.

The Fund sells stocks that exhibit deteriorating operating results, are relatively overvalued, or both. In December 2004, the Fund sold its position in Saks (+17.8%), when the retailer decided to close some of its stores as part of a reorganization. The Fund sold its entire position in Outback Steakhouse (+17.4%) in February 2005 when our quantitative model showed that the stock had become overvalued. Homebuilder Toll Brothers (+17.1%) was sold for a similar reason in December 2004.

HOW DID THE EQUITY PORTION OF THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Fund's equity weighting in diversified financials increased from 3.42% at the end of October 2004 to 7.13% at the end of April 2005. The shift in weight was the result of new purchases and improved performance of the industry group relative to other industry groups. Another significant change in the Fund's industry-group weightings was in commercial services & supplies, which declined from 6.94% at the beginning of the reporting period to 3.39% on April 30, 2005. The decline in weight was the result of weak performance.

HOW DID THE FUND'S EQUITY WEIGHTINGS COMPARE WITH THOSE OF THE RUSSELL MIDCAP(R) VALUE INDEX AT THE END OF THE REPORTING PERIOD?

As of April 30, 2005, the equity portion of the Fund was overweighted relative to the Russell Midcap(R) Value Index in energy, in the food, beverage & tobacco industry group, and in banks. During the reporting period, the Fund's overweighted positions in the energy and in the food, beverage & tobacco industry groups benefited the Fund's performance. The overweighted position in banks, however, showed weaker performance than peer stocks in the Russell Midcap(R) Value Index. As of April 30, 2005, the equity portion of the Fund was underweighted relative to the Russell Midcap(R) Value Index in the real estate, utilities, and insurance industry groups.


3. See footnote on page 213 for more information about the Merrill Lynch Corporate & Government 1-10 Years Bond Index.
4. Performance percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the six months ended April 30, 2005, or for the portion of the reporting period such securities were held in the Fund, if shorter. Securities are mentioned in the order of their contribution to Fund performance, which takes total returns and weightings both into account.

                                                   www.mainstayfunds.com     217

WERE THERE ANY SIGNIFICANT CHANGES IN THE FIXED-INCOME PORTION OF THE FUND DURING THE REPORTING PERIOD?

No, there were no significant or strategic purchases or sales for the fixed-income portion of the Fund. The fixed-income portion of MainStay Balanced Fund selects short- to intermediate-term bonds from among U.S. government securities and investment-grade corporate bonds. The Fund may also invest in mortgage-backed securities, asset-backed securities, and foreign-debt securities. We maintain a laddered maturity schedule and employ a bottom-up credit analysis with a controlled duration of three to five years.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

As always the Fund will continue to focus on securities that are appropriate given the Fund's stated objective and its valuation, quality, duration, and maturity parameters.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 218   MainStay Balanced Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (39.2%)+
CONVERTIBLE BOND (0.0%) (b)
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
At Home Corp.
  4.75%, due 12/15/06 (h)(i)                        $   177,810   $     24,983
                                                                  ------------
Total Convertible Bond
  (Cost $102,918)                                                       24,983
                                                                  ------------

CORPORATE BONDS (37.2%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.0%)
General Dynamics Corp.
  4.50%, due 8/15/10                                    874,000        874,567
Honeywell, Inc.
  7.00%, due 3/15/07                                  2,376,000      2,498,900
  7.13%, due 4/15/08                                    131,000        141,584
  7.50%, due 3/1/10                                   3,485,000      3,940,942
United Technologies Corp.
  6.50%, due 6/1/09                                   5,628,000      6,078,510
  7.13%, due 11/15/10                                 2,180,000      2,464,215
                                                                  ------------
                                                                    15,998,718
                                                                  ------------
AUTO COMPONENTS (0.1%)
Johnson Controls, Inc.
  6.30%, due 2/1/08                                     865,000        908,774
                                                                  ------------

BEVERAGES (1.3%)
Anheuser-Busch Cos., Inc.
  5.38%, due 9/15/08                                    900,000        932,829
  5.63%, due 10/1/10                                  1,500,000      1,580,808
  5.65%, due 9/15/08                                    454,000        473,714
  5.75%, due 4/1/10                                     655,000        692,145
  6.00%, due 4/15/11                                  1,500,000      1,621,251
  7.50%, due 3/15/12                                  2,200,000      2,584,063
Coca-Cola Co. (The)
  4.00%, due 6/1/05                                     437,000        437,246
PepsiCo, Inc.
  5.75%, due 1/15/08                                  1,747,000      1,822,741
                                                                  ------------
                                                                    10,144,797
                                                                  ------------
CAPITAL MARKETS (6.0%)
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                  1,092,000      1,083,523
  7.63%, due 12/7/09                                  3,250,000      3,657,878
  7.80%, due 8/15/07                                  2,000,000      2,155,977
Credit Suisse FirstBoston USA, Inc.
  6.13%, due 11/15/11                                 2,500,000      2,701,453
Donaldson, Lufkin & Jenrette, Inc.
  6.50%, due 6/1/08                                   4,500,000      4,773,998
Goldman Sachs Group, Inc. (The)
  5.70%, due 9/1/12                                     874,000        916,297

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CAPITAL MARKETS (CONTINUED)
  6.65%, due 5/15/09                                $ 2,430,000   $  2,620,584
  7.35%, due 10/1/09                                  3,400,000      3,778,022
J.P. Morgan & Co., Inc.
  6.25%, due 2/15/11                                    262,000        283,014
JPMorgan Chase & Co.
  5.35%, due 3/1/07                                   1,048,000      1,070,664
Lehman Brothers Holdings, Inc.
  4.17%, due 9/28/07                                  2,000,000      1,990,760
  6.63%, due 2/5/06                                     501,000        511,468
  7.00%, due 2/1/08                                   2,000,000      2,144,224
  8.25%, due 6/15/07                                  1,000,000      1,083,663
Lehman Brothers, Inc.
  6.50%, due 4/15/08                                  1,600,000      1,694,126
  6.63%, due 1/18/12                                  1,311,000      1,448,398
  7.63%, due 6/1/06                                     306,000        317,472
Merrill Lynch & Co., Inc.
  3.81%, due 3/12/07                                  1,000,000        994,600
  4.42%, due 3/2/09                                     437,000        436,296
  6.00%, due 2/17/09                                  3,182,000      3,354,382
  6.38%, due 10/15/08                                 1,112,000      1,184,503
  7.00%, due 1/15/07                                  1,757,000      1,842,580
Morgan Stanley
  5.80%, due 4/1/07                                     874,000        898,708
  6.75%, due 4/15/11                                  2,811,000      3,104,135
  6.88%, due 3/1/07                                   3,600,000      3,778,514
Salomon, Smith Barney Holdings, Inc.
  6.50%, due 2/15/08                                    500,000        531,242
                                                                  ------------
                                                                    48,356,481
                                                                  ------------
CHEMICALS (0.9%)
E.I. du Pont de Nemours & Co.
  3.38%, due 11/15/07                                   805,000        791,323
  4.75%, due 11/15/12                                 2,000,000      2,029,800
  6.75%, due 9/1/07                                   2,000,000      2,118,814
Praxair, Inc.
  6.50%, due 3/1/08                                   2,536,000      2,675,384
                                                                  ------------
                                                                     7,615,321
                                                                  ------------
COMMERCIAL BANKS (4.8%)
Bank of America Corp.
  6.38%, due 3/25/08                                  1,000,000      1,057,767
  7.13%, due 3/1/09                                   1,660,000      1,814,657
  7.40%, due 1/15/11                                  1,000,000      1,137,616
  7.80%, due 2/15/10                                  1,500,000      1,709,400
Bank One Corp.
  6.00%, due 8/1/08                                   2,747,000      2,883,790
  7.88%, due 8/1/10                                     500,000        575,106

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   219

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
Bank One Texas N.A.
  6.25%, due 2/15/08                                $ 1,800,000   $  1,895,720
Citicorp
  6.38%, due 11/15/08                                 1,500,000      1,597,354
  7.20%, due 6/15/07                                  1,000,000      1,065,404
Deutsche Bank Financial
  6.70%, due 12/13/06                                 1,311,000      1,365,451
FleetBoston Financial Corp.
  6.38%, due 5/15/08                                  1,000,000      1,058,334
  7.38%, due 12/1/09                                  1,200,000      1,339,678
Mellon Bank NA
  7.63%, due 9/15/07                                  1,311,000      1,414,956
SunTrust Banks, Inc.
  6.25%, due 6/1/08                                   2,000,000      2,118,118
U.S. Bancorp
  3.13%, due 3/15/08                                    437,000        424,546
  6.88%, due 9/15/07                                  3,000,000      3,180,204
Union Bank of Switzerland
  7.25%, due 7/15/06                                  1,000,000      1,034,377
US Bank NA
  5.70%, due 12/15/08                                 1,747,000      1,824,581
Wachovia Corp.
  4.95%, due 11/1/06                                    437,000        442,941
  6.15%, due 3/15/09                                  1,020,000      1,088,309
  6.25%, due 8/4/08                                   2,317,000      2,454,760
  6.38%, due 1/15/09                                  1,311,000      1,395,603
Wells Fargo & Co.
  3.50%, due 4/4/08                                     437,000        428,896
  6.45%, due 2/1/11                                   1,747,000      1,910,725
  7.55%, due 6/21/10                                  3,500,000      3,995,915
                                                                  ------------
                                                                    39,214,208
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Pitney Bowes, Inc.
  5.88%, due 5/1/06                                   1,131,000      1,153,310
                                                                  ------------

COMPUTERS & PERIPHERALS (1.2%)
Hewlett-Packard Co.
  5.50%, due 7/1/07                                   1,200,000      1,233,623
  5.75%, due 12/15/06                                 1,311,000      1,345,495
International Business Machines Corp.
  4.75%, due 11/29/12                                 1,500,000      1,510,243
  4.88%, due 10/1/06                                    437,000        442,853
  5.38%, due 2/1/09                                     958,000        996,280
  5.50%, due 1/15/09                                    467,000        486,510
  6.45%, due 8/1/07                                   3,664,000      3,836,047
                                                                  ------------
                                                                     9,851,051
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONSUMER FINANCE (2.8%)
American Express Co.
  5.50%, due 9/12/06                                $ 1,000,000   $  1,020,246
American Express Credit Corp.
  3.00%, due 5/16/08                                    874,000        844,242
Caterpillar Financial Services Corp.
  4.88%, due 6/15/07                                  1,725,000      1,748,591
Deere (John) BV
  5.88%, due 4/6/06                                   1,500,000      1,527,836
Deere (John) Capital Corp.
  3.13%, due 12/15/05                                   437,000        435,667
  3.90%, due 1/15/08                                    218,000        215,737
  4.50%, due 8/22/07                                    437,000        439,795
  6.00%, due 2/15/09                                  2,000,000      2,105,908
HSBC Finance Corp.
  5.88%, due 2/1/09                                     437,000        457,825
  6.38%, due 8/1/10                                     437,000        472,952
  6.40%, due 6/17/08                                    600,000        635,138
  6.50%, due 11/15/08                                 3,000,000      3,196,177
  6.75%, due 5/15/11                                  2,374,000      2,626,533
SLM Corp.
  3.63%, due 3/17/08                                    437,000        429,265
  4.00%, due 1/15/09                                    437,000        431,675
  4.46%, due 3/2/09                                   1,311,000      1,314,553
  5.38%, due 1/31/14                                    874,000        885,825
  5.63%, due 4/10/07                                  2,000,000      2,053,448
Toyota Motor Credit Corp.
  5.50%, due 12/15/08                                 1,477,000      1,539,725
                                                                  ------------
                                                                    22,381,138
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (2.5%)
Associates Corp. of North America
  6.25%, due 11/1/08                                  1,800,000      1,917,272
Boeing Capital Corp.
  5.75%, due 2/15/07                                    859,000        882,438
CIT Group, Inc.
  4.75%, due 12/15/10                                   655,000        655,478
  5.50%, due 11/30/07                                 1,000,000      1,027,844
  5.88%, due 10/15/08                                 1,800,000      1,880,629
  6.88%, due 11/1/09                                  2,500,000      2,729,951
  7.38%, due 4/2/07                                   2,000,000      2,114,798
Citigroup, Inc.
  5.00%, due 3/6/07                                     655,000        665,834
  6.50%, due 1/18/11                                    874,000        958,213
Heller Financial, Inc.
  6.38%, due 3/15/06                                    218,000        222,853
Mellon Funding Corp.
  6.38%, due 2/15/10                                  1,500,000      1,606,196
  6.70%, due 3/1/08                                   2,026,000      2,161,373

 220   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Pitney Bowes Credit Corp.
  5.75%, due 8/15/08                                $   874,000   $    920,536
Wells Fargo Financial, Inc.
  5.88%, due 8/15/08                                  2,316,000      2,433,132
  6.85%, due 7/15/09                                    109,000        120,490
                                                                  ------------
                                                                    20,297,037
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
ALLTEL Corp.
  7.00%, due 7/1/12                                   3,000,000      3,408,627
Ameritech Capital Funding
  6.15%, due 1/15/08                                  1,916,000      2,011,062
BellSouth Capital Funding Corp.
  7.75%, due 2/15/10                                  1,000,000      1,134,802
BellSouth Corp.
  6.00%, due 10/15/11                                 2,000,000      2,142,768
BellSouth Telecommunications, Inc.
  5.88%, due 1/15/09                                    262,000        274,070
GTE North, Inc.
  6.38%, due 2/15/10                                    437,000        462,305
New York Telephone
  6.13%, due 1/15/10                                    874,000        914,783
Pacific Bell
  6.88%, due 8/15/06                                    437,000        452,507
Southwestern Bell Telephone Co.
  6.38%, due 11/15/07                                    87,000         90,980
  6.63%, due 7/15/07                                  1,100,000      1,153,504
Verizon New England, Inc.
  6.50%, due 9/15/11                                  2,000,000      2,161,314
                                                                  ------------
                                                                    14,206,722
                                                                  ------------
ELECTRICAL EQUIPMENT (0.9%)
Emerson Electric Co.
  5.00%, due 10/15/08                                   262,000        268,313
  5.85%, due 3/15/09                                  2,386,000      2,511,637
  7.13%, due 8/15/10                                  4,000,000      4,503,779
                                                                  ------------
                                                                     7,283,729
                                                                  ------------
FOOD & STAPLES RETAILING (1.3%)
Sysco Corp.
  6.10%, due 6/1/12                                   3,060,000      3,344,219
  6.50%, due 6/15/05                                    437,000        438,455
Wal-Mart Stores, Inc.
  6.88%, due 8/10/09                                  6,088,000      6,679,930
  7.25%, due 6/1/13                                     349,000        409,586
                                                                  ------------
                                                                    10,872,190
                                                                  ------------
FOOD PRODUCTS (1.9%)
Campbell Soup Co.
  5.50%, due 3/15/07                                  3,405,000      3,475,705

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOOD PRODUCTS (CONTINUED)
General Mills, Inc.
  5.13%, due 2/15/07                                $   437,000   $    445,012
Kellogg Co.
  4.88%, due 10/15/05                                   564,000        567,471
Nabisco, Inc.
  7.05%, due 7/15/07                                  2,028,000      2,134,060
Sara Lee Corp.
  6.00%, due 1/15/08                                  1,048,000      1,092,304
Unilever Capital Corp.
  6.88%, due 11/1/05                                    961,000        976,672
  7.13%, due 11/1/10                                  5,700,000      6,437,769
                                                                  ------------
                                                                    15,128,993
                                                                  ------------
HOUSEHOLD PRODUCTS (1.0%)
Kimberly-Clark Corp.
  7.10%, due 8/1/07                                   3,245,000      3,463,459
Procter & Gamble Co. (The)
  4.00%, due 4/30/05                                    437,000        437,000
  4.75%, due 6/15/07                                    218,000        221,682
  6.88%, due 9/15/09                                  3,877,000      4,286,538
                                                                  ------------
                                                                     8,408,679
                                                                  ------------
INDUSTRIAL CONGLOMERATES (0.1%)
3M Co.
  4.15%, due 6/30/05                                    437,000        437,281
                                                                  ------------

INSURANCE (0.7%)
Allstate Corp. (The)
  7.20%, due 12/1/09                                  1,900,000      2,117,584
John Hancock Financial Services, Inc.
  5.63%, due 12/1/08                                  2,640,000      2,754,358
Loews Corp.
  6.75%, due 12/15/06                                   437,000        454,283
                                                                  ------------
                                                                     5,326,225
                                                                  ------------
IT SERVICES (0.7%)
Computer Sciences Corp.
  6.25%, due 3/15/09                                  1,012,000      1,071,789
First Data Corp.
  5.63%, due 11/1/11                                    661,000        705,243
  5.80%, due 12/15/08                                 1,725,000      1,824,191
  6.38%, due 12/15/07                                 2,133,000      2,250,187
                                                                  ------------
                                                                     5,851,410
                                                                  ------------
MACHINERY (1.6%)
Caterpillar, Inc.
  6.55%, due 5/1/11                                   4,347,000      4,824,622
  7.25%, due 9/15/09                                    815,000        898,757
Deere & Co.
  7.85%, due 5/15/10                                  3,258,000      3,748,798

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   221

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
MACHINERY (CONTINUED)
Illinois Tool Works, Inc.
  5.75%, due 3/1/09                                 $ 3,090,000   $  3,265,367
                                                                  ------------
                                                                    12,737,544
                                                                  ------------
MARINE (0.0%) (b)
Navigator Gas Transport PLC
  10.50%, due 6/30/07                                    89,000         75,650
                                                                  ------------

MEDIA (0.0%) (b)
Gannett Co., Inc.
  5.50%, due 4/1/07                                     437,000        448,199
                                                                  ------------

MULTILINE RETAIL (1.2%)
Kohl's Corp.
  6.30%, due 3/1/11                                     612,000        658,380
Target Corp.
  5.38%, due 6/15/09                                  2,706,000      2,821,008
  5.40%, due 10/1/08                                  1,700,000      1,765,700
  5.50%, due 4/1/07                                   2,179,000      2,234,033
  5.95%, due 5/15/06                                    306,000        312,255
  7.50%, due 8/15/10                                  1,500,000      1,718,315
                                                                  ------------
                                                                     9,509,691
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.2%)
IES Utilities, Inc.
  6.63%, due 8/1/09                                   1,311,000      1,404,516
                                                                  ------------
OIL & GAS (1.0%)
Atlantic Richfield Co.
  5.90%, due 4/15/09                                  1,000,000      1,062,280
ChevronTexaco Capital Co.
  3.50%, due 9/17/07                                    706,000        698,132
Conoco, Inc.
  6.35%, due 4/15/09                                  3,000,000      3,221,948
Texaco Capital, Inc.
  5.50%, due 1/15/09                                  2,000,000      2,096,482
Tosco Corp.
  7.25%, due 1/1/07                                     874,000        915,643
                                                                  ------------
                                                                     7,994,485
                                                                  ------------
PERSONAL PRODUCTS (0.2%)
Gillette Co. (The)
  2.88%, due 3/15/08                                    437,000        423,637
  3.50%, due 10/15/07                                 1,311,000      1,304,419
                                                                  ------------
                                                                     1,728,056
                                                                  ------------
PHARMACEUTICALS (1.1%)
Abbott Laboratories
  5.63%, due 7/1/06                                     874,000        890,250
  6.40%, due 12/1/06                                  1,500,000      1,556,100

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
PHARMACEUTICALS (CONTINUED)
Bristol-Myers Squibb Co.
  4.75%, due 10/1/06                                $   437,000   $    443,144
Johnson & Johnson
  6.63%, due 9/1/09                                   2,371,000      2,591,162
Lilly (Eli) & Co.
  5.50%, due 7/15/06                                    655,000        667,379
Pharmacia Corp.
  5.88%, due 12/1/08                                    437,000        461,638
Warner-Lambert Co.
  6.00%, due 1/15/08                                  2,218,000      2,324,908
                                                                  ------------
                                                                     8,934,581
                                                                  ------------
SPECIALTY RETAIL (0.5%)
Home Depot, Inc. (The)
  5.38%, due 4/1/06                                   1,118,000      1,132,698
Sherwin-Williams Co. (The)
  6.85%, due 2/1/07                                   2,649,000      2,764,848
                                                                  ------------
                                                                     3,897,546
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Cintas Corp. No. 2
  6.00%, due 6/1/12                                   3,095,000      3,348,212
                                                                  ------------

THRIFTS & MORTGAGE FINANCE (0.5%)
General Electric Capital Corp.
  4.25%, due 1/15/08                                    437,000        437,673
  5.38%, due 3/15/07                                    874,000        894,462
  6.50%, due 12/10/07                                 2,000,000      2,112,467
  6.88%, due 11/15/10                                   750,000        832,743
                                                                  ------------
                                                                     4,277,345
                                                                  ------------
TRANSPORTATION INFRASTRUCTURE (0.4%)
International Lease Finance Corp.
  4.50%, due 5/1/08                                     437,000        436,016
  5.63%, due 6/1/07                                     655,000        672,625
  6.38%, due 3/15/09                                  2,000,000      2,125,878
                                                                  ------------
                                                                     3,234,519
                                                                  ------------
Total Corporate Bonds
  (Cost $303,610,430)                                              301,026,408
                                                                  ------------

FEDERAL AGENCIES (2.0%)
------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK (0.3%)
  2.25%, due 9/1/06                                     437,000        428,527
  3.25%, due 3/14/05                                    437,000        425,784
  3.47%, due 10/3/07                                    437,000        431,798
  3.80%, due 10/3/07                                    655,000        643,361
  3.875%, due 5/7/10                                    437,000        435,253
                                                                  ------------
                                                                     2,364,723
                                                                  ------------

 222   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (0.4%)
  2.50%, due 3/15/06                                $   875,000   $    866,920
  3.38%, due 2/15/08                                    440,000        432,392
  3.50%, due 2/11/08                                    875,000        858,535
  3.75%, due 4/1/10                                     655,000        641,383
  3.88%, due 2/12/10                                    220,000        216,464
  6.21%, due 12/3/07                                    440,000        463,963
                                                                  ------------
                                                                     3,479,657
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.6%)
  Series 2734 Class JC
  3.50%, due 11/15/23                                 1,311,000      1,288,856
  Series 2579 Class PG
  4.00%, due 3/15/27                                    426,260        423,825
  Series 2719 Class WB
  4.50%, due 8/15/21                                  1,030,211        992,274
  Series 2003-17 Class QT
  5.00%, due 8/25/27                                  1,031,000      1,037,938
  Series 2589 Class GD
  5.00%, due 9/15/28                                    437,000        442,452
  Series 2600 Class MJ
  5.00%, due 9/15/29                                    437,000        439,302
  Series 1982 Class VC
  6.50%, due 1/15/12                                    235,242        235,081
                                                                  ------------
                                                                     4,859,728
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.5%)
  2.50%, due 6/30/06                                  2,184,000      2,180,215
  4.40%, due 2/17/09                                    874,000        876,351
  5.75%, due 6/15/05                                    874,000        876,643
                                                                  ------------
                                                                     3,933,209
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.0%) (b)
  Series 2003-32 Class PG
  5.00%, due 10/25/27                                   437,000        439,141
                                                                  ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.2%)
  Series 2003-19 Class BE
  4.50%, due 11/20/28                                   437,000        436,909
  Series 2003-50 Class PC
  5.50%, due 3/16/32                                    874,000        889,857
                                                                  ------------
                                                                     1,326,766
                                                                  ------------
Total Federal Agencies
  (Cost $16,640,764)                                                16,403,224
                                                                  ------------
Total Long-Term Bonds
  (Cost $320,354,112)                                              317,454,615
                                                                  ------------

                                                         SHARES          VALUE
COMMON STOCKS (59.1%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.1%)
Northrop Grumman Corp.                                   19,900   $  1,091,316
                                                                  ------------

AUTO COMPONENTS (0.4%)
Goodyear Tire & Rubber Co. (The) (a)                    267,200      3,171,664
TRW Automotive Holdings Corp. (a)                        12,100        215,501
                                                                  ------------
                                                                     3,387,165
                                                                  ------------
BUILDING PRODUCTS (0.0%) (B)
Masco Corp.                                               8,400        264,516
                                                                  ------------

CAPITAL MARKETS (1.5%)
Affiliated Managers Group, Inc. (a)                      66,900      4,183,257
V  Nuveen Investments Class A                           238,600      8,110,014
                                                                  ------------
                                                                    12,293,271
                                                                  ------------
COMMERCIAL BANKS (4.5%)
Associated Banc-Corp                                      8,000        247,360
V  Bank of America Corp.                                170,700      7,688,328
Comerica, Inc.                                            4,900        280,574
Commerce Bancshares, Inc.                                 5,100        245,769
Compass Bancshares, Inc.                                  5,700        245,214
Fifth Third Bancorp                                       5,800        252,300
First BanCorp. Puerto Rico                              139,300      5,051,018
Hibernia Corp. Class A                                    7,800        243,594
KeyCorp                                                 202,200      6,704,952
North Fork Bancorp., Inc.                                 9,800        275,870
Popular, Inc.                                           223,123      5,163,066
Regions Financial Corp.                                 148,600      4,976,614
TCF Financial Corp.                                     186,400      4,714,056
Wachovia Corp.                                           10,600        542,508
                                                                  ------------
                                                                    36,631,223
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (2.0%)
Brink's Co. (The)                                       185,700      5,990,682
Cendant Corp.                                            14,200        282,722
Copart, Inc. (a)                                        176,800      3,833,024
Deluxe Corp.                                             28,700      1,145,991
IKON Office Solutions, Inc.                             355,900      3,078,535
Kelly Services, Inc. Class A                             52,877      1,388,550
Republic Services, Inc.                                   7,500        259,500
                                                                  ------------
                                                                    15,979,004
                                                                  ------------
COMPUTERS & PERIPHERALS (1.8%)
Apple Computer, Inc. (a)                                149,100      5,376,546
Hewlett-Packard Co.                                      22,000        450,340
Imation Corp.                                            90,000      3,138,300

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   223


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (CONTINUED)
InFocus Corp. (a)                                       486,900   $  1,752,840
Storage Technology Corp. (a)                            125,850      3,498,630
                                                                  ------------
                                                                    14,216,656
                                                                  ------------
CONSUMER FINANCE (1.0%)
AmeriCredit Corp. (a)                                   218,100      5,103,540
Student Loan Corp. (The)                                  3,600        697,500
WFS Financial, Inc. (a)                                  46,500      2,090,175
                                                                  ------------
                                                                     7,891,215
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.8%)
CIT Group, Inc.                                         114,100      4,595,948
V  Citigroup, Inc.                                      198,900      9,340,344
PHH Corp. (a)                                            11,000        245,850
                                                                  ------------
                                                                    14,182,142
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
BellSouth Corp.                                          26,200        694,038
V  CenturyTel, Inc.                                     270,300      8,295,507
Sprint Corp.                                             14,600        324,996
                                                                  ------------
                                                                     9,314,541
                                                                  ------------
ELECTRIC UTILITIES (2.4%)
V  DPL, Inc.                                            362,900      9,232,176
V  Edison International                                 278,600     10,113,180
                                                                  ------------
                                                                    19,345,356
                                                                  ------------
ELECTRICAL EQUIPMENT (0.0%) (b)
Rockwell Automation, Inc.                                 2,800        129,444
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Tektronix, Inc.                                          51,300      1,111,158
                                                                  ------------
FOOD & STAPLES RETAILING (0.1%)
Albertson's, Inc.                                        43,900        868,781
                                                                  ------------

FOOD PRODUCTS (2.0%)
Hershey Foods Co. (The)                                  38,800      2,479,320
Hormel Foods Corp.                                       92,600      2,883,564
McCormick & Co., Inc.                                    57,300      1,982,007
Pilgrim's Pride Corp.                                   188,000      6,784,920
Tyson Foods, Inc. Class A                               137,300      2,318,997
                                                                  ------------
                                                                    16,448,808
                                                                  ------------
GAS UTILITIES (0.5%)
Southern Union Co. (a)                                  159,100      3,808,854
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.3%)
Bausch & Lomb, Inc.                                      40,100      3,007,500
Cytyc Corp. (a)                                         334,800      7,134,588
                                                                  ------------
                                                                    10,142,088
                                                                  ------------


                                                         SHARES          VALUE
HEALTH CARE PROVIDERS & SERVICES (0.7%)
Humana, Inc. (a)                                         46,300   $  1,604,295
Laboratory Corp. of America Holdings (a)                  5,000        247,500
PacifiCare Health Systems, Inc. (a)                      51,700      3,089,592
Skilled Healthcare Group, Inc. (a)(e)(f)(g)                  27            432
WellPoint, Inc. (a)                                       2,300        293,825
                                                                  ------------
                                                                     5,235,644
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.9%)
Choice Hotels International, Inc.                        44,900      2,717,348
Darden Restaurants, Inc.                                117,200      3,516,000
Marriott International, Inc. Class A                      3,700        232,175
McDonald's Corp.                                         12,100        354,651
MGM MIRAGE (a)                                            3,500        244,335
                                                                  ------------
                                                                     7,064,509
                                                                  ------------
HOUSEHOLD DURABLES (2.0%)
Black & Decker Corp. (The)                               40,900      3,420,467
Fortune Brands, Inc.                                     29,800      2,520,484
KB HOME                                                   4,200        239,400
NVR, Inc. (a)                                             2,400      1,724,040
Ryland Group, Inc. (The)                                 72,105      4,427,247
Stanley Works (The)                                      85,100      3,661,853
                                                                  ------------
                                                                    15,993,491
                                                                  ------------
HOUSEHOLD PRODUCTS (1.6%)
Clorox Co. (The)                                        110,200      6,975,660
Energizer Holdings, Inc. (a)                            111,800      6,369,246
                                                                  ------------
                                                                    13,344,906
                                                                  ------------
INDUSTRIAL CONGLOMERATES (0.2%)
Alleghany Corp. (a)                                       5,202      1,404,540
                                                                  ------------
INSURANCE (0.7%)
Jefferson-Pilot Corp.                                     5,300        266,113
MBIA, Inc.                                               22,500      1,178,550
Old Republic International Corp.                         10,600        250,160
Prudential Financial, Inc.                               16,100        920,115
Torchmark Corp.                                          59,300      3,168,399
                                                                  ------------
                                                                     5,783,337
                                                                  ------------
INTERNET SOFTWARE & SERVICES (0.0%) (b)
Globix Corp. (a)(e)(f)(g)                                 5,126         12,879
                                                                  ------------

IT SERVICES (0.6%)
Sabre Holdings Corp. Class A                            247,300      4,837,188
                                                                  ------------

 224   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS (1.3%)
Eastman Kodak Co.                                       195,600   $  4,890,000
Mattel, Inc.                                            314,100      5,669,505
                                                                  ------------
                                                                    10,559,505
                                                                  ------------
MACHINERY (0.7%)
Cummins, Inc.                                            25,128      1,708,704
Morris Material Handling, Inc. (a)(e)(f)(g)                 197          1,044
Terex Corp. (a)                                         110,100      4,115,538
                                                                  ------------
                                                                     5,825,286
                                                                  ------------
MEDIA (0.1%)
Comcast Corp. (a)                                        13,200        423,852
Walt Disney Co. (The)                                    13,700        361,680
                                                                  ------------
                                                                       785,532
                                                                  ------------
METALS & MINING (2.1%)
Commercial Metals Co.                                   136,604      3,484,768
Nucor Corp.                                             132,100      6,750,310
Steel Dynamics, Inc.                                    194,900      5,297,382
United States Steel Corp.                                29,800      1,274,248
                                                                  ------------
                                                                    16,806,708
                                                                  ------------
MULTILINE RETAIL (1.3%)
Dillard's, Inc. Class A                                 285,300      6,638,931
Federated Department Stores, Inc.                         4,400        253,000
Sears Holdings Corp. (a)                                 26,195      3,542,612
                                                                  ------------
                                                                    10,434,543
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (1.8%)
Equitable Resources, Inc.                               120,000      6,916,800
Reliant Energy, Inc. (a)                                417,100      4,241,907
Williams Cos., Inc. (The)                               178,200      3,032,964
                                                                  ------------
                                                                    14,191,671
                                                                  ------------
OIL & GAS (9.2%)
V  Amerada Hess Corp.                                    82,300      7,707,395
Anadarko Petroleum Corp.                                 62,600      4,572,304
Apache Corp.                                            132,000      7,430,280
V  Burlington Resources, Inc.                           183,600      8,924,796
Chevron Corp.                                           103,300      5,371,600
ConocoPhillips                                            4,800        503,280
V  ExxonMobil Corp.                                     228,712     13,043,446
Marathon Oil Corp.                                        6,400        298,048
Overseas Shipholding Group, Inc.                         64,000      3,611,520
Premcor, Inc. (a)                                        89,700      5,933,655
V  Sunoco, Inc.                                          92,400      9,171,624
Tesoro Corp.                                            170,000      6,449,800
Valero Energy Corp.                                      20,079      1,376,014
                                                                  ------------
                                                                    74,393,762
                                                                  ------------


                                                         SHARES          VALUE
PAPER & FOREST PRODUCTS (0.4%)
Louisiana-Pacific Corp.                                 147,900   $  3,638,340
                                                                  ------------

PERSONAL PRODUCTS (0.4%)
Estee Lauder Cos., Inc. (The) Class A                    81,700      3,138,097
Gillette Co. (The)                                        4,900        253,036
                                                                  ------------
                                                                     3,391,133
                                                                  ------------
PHARMACEUTICALS (0.0%) (b)
Merck & Co., Inc.                                        11,800        400,020
                                                                  ------------
REAL ESTATE (1.4%)
Cousins Properties, Inc.                                 52,700      1,422,900
Equity Office Properties Trust                          242,500      7,631,475
Impac Mortgage Holdings, Inc.                           113,600      2,081,152
                                                                  ------------
                                                                    11,135,527
                                                                  ------------
ROAD & RAIL (1.7%)
Burlington Northern Santa Fe Corp.                      132,900      6,412,425
CSX Corp.                                                 6,400        256,832
Laidlaw International, Inc. (a)                         313,200      7,012,548
Norfolk Southern Corp.                                    7,800        244,920
                                                                  ------------
                                                                    13,926,725
                                                                  ------------
SOFTWARE (1.6%)
Activision, Inc. (a)                                    362,800      5,246,088
Autodesk, Inc.                                          129,000      4,106,070
McAfee, Inc. (a)                                        157,200      3,287,052
Oracle Corp. (a)                                         20,100        232,356
                                                                  ------------
                                                                    12,871,566
                                                                  ------------
SPECIALTY RETAIL (2.4%)
Abercrombie & Fitch Co. Class A                          33,300      1,796,535
AutoNation, Inc. (a)                                    311,400      5,689,278
Circuit City Stores, Inc.                               284,100      4,488,780
Home Depot, Inc. (The)                                    6,800        240,516
Limited Brands, Inc.                                     11,000        238,590
Sherwin-Williams Co. (The)                               80,000      3,565,600
Toys "R" Us, Inc. (a)                                   144,000      3,650,400
                                                                  ------------
                                                                    19,669,699
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Reebok International Ltd.                                69,292      2,813,948
                                                                  ------------

THRIFTS & MORTGAGE FINANCE (3.7%)
Astoria Financial Corp.                                 249,100      6,603,641
Countrywide Financial Corp.                              64,000      2,316,160
Doral Financial Corp.                                    15,700        220,585
Fannie Mae                                               25,900      1,397,305
Freddie Mac                                              50,700      3,119,064
Fremont General Corp.                                    86,900      1,884,861
Golden West Financial Corp.                               4,500        280,485

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   225


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE (CONTINUED)
MGIC Investment Corp.                                    91,900   $  5,422,100
New Century Financial Corp.                              39,000      1,772,550
PMI Group, Inc. (The)                                    63,100      2,218,596
R&G Financial Corp. Class B                              43,000        611,030
Radian Group, Inc.                                       90,400      4,016,472
Washington Mutual, Inc.                                   9,200        380,144
                                                                  ------------
                                                                    30,242,993
                                                                  ------------
TOBACCO (2.6%)
Altria Group, Inc.                                       96,400      6,265,036
North Atlantic Trading Co., Inc. (a)(e)(f)(g)               130              1
Reynolds American, Inc.                                  90,600      7,064,082
UST, Inc.                                               163,000      7,465,400
                                                                  ------------
                                                                    20,794,519
                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS (0.7%)
Grainger (W.W.), Inc.                                   105,000      5,805,450
                                                                  ------------
Total Common Stocks
  (Cost $448,003,541)                                              478,468,959
                                                                  ------------

INVESTMENT COMPANIES (2.2%)
------------------------------------------------------------------------------
CAPITAL MARKETS (2.2%)
iShares 500/Barra Value Fund (c)                         37,200      2,218,236
iShares Russell 1000 Index Fund (c)                      35,600      2,217,880
iShares Russell 1000 Value Index Fund (c)                34,300      2,218,181
iShares Russell Midcap Index Fund (c)                    29,100      2,218,875
iShares Russell Midcap Value Index Fund (c)              20,200      2,224,020
iShares S&P MidCap 400/BARRA Value Index Fund (c)        18,100      2,221,775
S&P 500 Index-SPDR Trust Series 1 (c)                    19,200      2,222,400
S&P MidCap 400 Index-MidCap SPDR Trust, Series 1
  (c)                                                    19,100      2,214,263
                                                                  ------------
Total Investment Companies
  (Cost $17,704,610)                                                17,755,630
                                                                  ------------

CONVERTIBLE PREFERRED STOCK (0.0%) (b)
------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
NEON Communications, Inc.                                   438          4,928
                                                                  ------------
Total Convertible Preferred Stock
  (Cost $4,882)                                                          4,928
                                                                  ------------


                                                         SHARES          VALUE
WARRANTS (0.0%) (b)
------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
NEON Communications, Inc.
  Strike Price $0.01
  Expire 12/2/12 (a)(e)(f)(g)                             4,021   $         40
  Class A
  Strike Price $0.01
  Expire 12/2/12 (a)(e)(f)(g)                             2,192          2,740
  Redeemable Preferred
  Strike Price $0.01
  Expire 12/2/12 (a)(e)(f)(g)                             2,630             26
Ubiquitel Operating Co., Inc.
  Strike Price $22.74
  Expire 4/15/10 (a)(d)(e)                                   65              1
                                                                  ------------
Total Warrants
  (Cost $7,185)                                                          2,807
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (1.9%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.4%)
Bank of New York (The)
  2.70%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $11,002,475
  (Collateralized by Federal National Mortgage
  Association 3.285%, due 8/1/33
  with a Principal Amount of $20,716,710 and a
  Market Value
  of $20,725,436 including accrued interest)        $11,000,000     11,000,000
                                                                  ------------
Total Repurchase Agreement
  (Cost $11,000,000)                                                11,000,000
                                                                  ------------

 226   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSIT (0.5%)
Cayman Bank of New York
  1.88%, due 5/2/05                                 $ 3,981,000   $  3,981,000
                                                                  ------------
Total Time Deposit
  (Cost $3,981,000)                                                  3,981,000
                                                                  ------------
Total Short-Term Investments
  (Cost $14,981,000)                                                14,981,000
                                                                  ------------
Total Investments
  (Cost $801,055,330) (j)                                 102.4%   828,667,939(k)
Liabilities in Excess of
  Cash and Other Assets                                    (2.4)   (19,536,942)
                                                    -----------   ------------
Net Assets                                                100.0%  $809,130,997
                                                    ===========   ============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(d)  May be sold to institutional investors only.
(e)  Illiquid security.
(f)  Fair valued security. The total market value of these securities at April
     30, 2005 is $17,162, which reflects 0.002% of the Fund's net assets.
(g)  Restricted security.
(h)  Issue in default.
(i)  Issuer in bankruptcy.
(j)  The cost for federal income tax purposes is $801,158,075.
(k) At April 30, 2005 net unrealized appreciation was $27,509,864, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $52,535,600 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $25,025,736.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   227

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $801,055,330)                $828,667,939
Cash                                                     858
Receivable:
  Investment securities sold                      38,798,051
  Fund shares sold                                 5,831,741
  Dividends and interest                           5,174,289
Other assets                                         121,814
                                                ------------
    Total assets                                 878,594,692
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                 67,873,532
  Fund shares redeemed                               531,850
  Manager                                            489,579
  NYLIFE Distributors                                249,058
  Transfer agent                                     204,893
  Custodian                                            1,608
Accrued expenses                                     113,175
                                                ------------
    Total liabilities                             69,463,695
                                                ------------
Net assets                                      $809,130,997
                                                ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  1 billion shares authorized:
  Class A                                       $     85,054
  Class B                                             64,790
  Class C                                             31,565
  Class I                                             92,629
  Class R1                                            22,939
  Class R2                                            15,332
Additional paid-in capital                       767,449,928
Accumulated undistributed net investment
  income                                             575,318
Accumulated undistributed net realized gain on
  investments                                     13,180,833
Net unrealized appreciation on investments        27,612,609
                                                ------------
Net assets                                      $809,130,997
                                                ============
CLASS A
Net assets applicable to outstanding shares     $220,426,222
                                                ============
Shares of capital stock outstanding                8,505,372
                                                ============
Net asset value per share outstanding           $      25.92
Maximum sales change (5.50% of offering price)          1.51
                                                ------------
Maximum offering price per share outstanding    $      27.43
                                                ============
CLASS B
Net assets applicable to outstanding shares     $167,551,611
                                                ============
Shares of capital stock outstanding                6,479,004
                                                ============
Net asset value and offering price per share
  outstanding                                   $      25.86
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 81,593,115
                                                ============
Shares of capital stock outstanding                3,156,539
                                                ============
Net asset value and offering price per share
  outstanding                                   $      25.85
                                                ============
CLASS I
Net assets applicable to outstanding shares     $240,340,761
                                                ============
Shares of capital stock outstanding                9,262,893
                                                ============
Net asset value and offering price per share
  outstanding                                   $      25.95
                                                ============
CLASS R1
Net assets applicable to outstanding shares     $ 59,489,351
                                                ============
Shares of capital stock outstanding                2,293,875
                                                ============
Net asset value and offering price per share
  outstanding                                   $      25.93
                                                ============
CLASS R2
Net assets applicable to outstanding shares     $ 39,729,937
                                                ============
Shares of capital stock outstanding                1,533,189
                                                ============
Net asset value and offering price per share
  outstanding                                   $      25.91
                                                ============

 228   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 4,962,220
  Dividends (a)                                    2,849,109
                                                 -----------
    Total income                                   7,811,329
                                                 -----------
EXPENSES:
  Manager                                          2,332,398
  Distribution -- Class B                            417,135
  Distribution -- Class C                            195,471
  Transfer agent -- Classes A, B and C               281,580
  Transfer agent -- Classes I, R1 and R2              40,297
  Service -- Class A                                 203,577
  Service -- Class B                                 139,045
  Service -- Class C                                  65,157
  Service -- Class R2                                 42,119
  Professional                                        67,302
  Registration                                        56,399
  Shareholder communication                           32,297
  Custodian                                           25,351
  Shareholder Service Fee -- Class R1                 23,597
  Shareholder Service Fee -- Class R2                 16,792
  Trustees                                            22,766
  Portfolio pricing                                   11,317
  Miscellaneous                                       22,988
                                                 -----------
    Total expenses                                 3,995,588
                                                 -----------
Net investment income                              3,815,741
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  13,253,853
Net change in unrealized appreciation on
  investments                                     (6,469,193)
                                                 -----------
Net realized and unrealized gain on investments    6,784,660
                                                 -----------
Net increase in net assets resulting from
  operations                                     $10,600,401
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $2,236.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   229

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                             2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  3,815,741   $  3,066,558
 Net realized gain on investments      13,253,853      8,778,292
 Net change in unrealized
  appreciation on investments          (6,469,193)     6,424,053
                                     ---------------------------
 Net increase in net assets
  resulting from operations            10,600,401     18,268,903
                                     ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                               (864,928)      (495,967)
   Class B                               (250,201)      (103,798)
   Class C                               (116,778)       (48,808)
   Class I                             (1,494,879)    (2,238,037)
   Class R1                              (335,596)       (89,919)
   Class R2                              (172,268)       (49,362)
   Service Class                               --        (75,512)

 From net realized gain on investments:
   Class A                             (2,279,721)            --
   Class B                             (1,382,400)            --
   Class C                               (683,366)        (5,621)
   Class I                             (3,562,351)    (2,044,047)
   Class R1                              (760,703)      (294,664)
   Class R2                              (418,441)            --
                                     ---------------------------
 Total dividends and
  distributions to shareholders       (12,321,632)    (5,445,735)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                            107,360,060    119,218,441
   Class B                             69,301,823     64,952,107
   Class C                             53,558,710     29,648,295
   Class I                             80,018,365    102,363,134
   Class R1                            32,195,934     31,166,617
   Class R2                            31,429,476     23,330,209

                                             2005           2004

 Net asset value of shares issued in connection
  with acquisition of MainStay Strategic Value
  Fund:
   Class A                           $ 15,888,219   $         --
   Class B                             37,464,604             --
   Class C                              1,601,141             --

 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                              2,704,018        447,244
   Class B                              1,485,559         93,737
   Class C                                614,717         44,557
   Class I                              4,983,575      4,254,868
   Class R1                             1,096,299         89,919
   Class R2                               490,149         49,362
   Service Class                               --        369,947
                                     ---------------------------
                                      440,192,649    381,430,906
 Cost of shares redeemed:
   Class A                            (15,752,165)   (13,522,006)
   Class B                             (6,227,761)    (2,986,885)
   Class C                             (3,230,314)    (1,162,214)
   Class I                            (27,074,413)   (82,099,674)
   Class R1                            (3,778,527)    (1,588,939)
   Class R2                            (3,693,078)    (4,378,134)
   Service Class                               --    (25,174,517)
                                     ---------------------------
                                      (59,756,258)  (130,912,369)
                                     ---------------------------
    Increase in net assets derived
     from capital share
     transactions                     380,436,391    250,518,537
                                     ---------------------------
    Net increase in net assets        378,715,160    263,341,705

NET ASSETS:
Beginning of period                   430,415,837    167,074,132
                                     ---------------------------
End of period                        $809,130,997   $430,415,837
                                     ===========================
Accumulated undistributed net
 investment income (loss) at end of
 period                              $    575,318   $     (5,773)
                                     ===========================

 230   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                      CLASS A                    CLASS B                            CLASS C
                              ------------------------   ------------------------   ---------------------------------------
                                           JANUARY 2,                 JANUARY 2,                               DECEMBER 30,
                              SIX MONTHS     2004**      SIX MONTHS     2004**      SIX MONTHS                    2002**
                                ENDED        THROUGH       ENDED        THROUGH       ENDED      YEAR ENDED      THROUGH
                              APRIL 30,    OCTOBER 31,   APRIL 30,    OCTOBER 31,   APRIL 30,    OCTOBER 31,   OCTOBER 31,
                               2005***        2004        2005***        2004        2005***        2004           2003
Net asset value at beginning
  of period                    $  25.41     $  24.45      $  25.37      $ 24.46      $ 25.37       $ 24.08        $20.27
                               --------     --------      --------      -------      -------       -------        ------
Net investment income              0.26         0.19          0.16         0.08         0.16          0.13          0.15(f)
Net realized and unrealized
  gain (loss) on investments       0.85         0.96          0.85         0.93         0.84          1.62          3.76
                               --------     --------      --------      -------      -------       -------        ------
Total from investment
  operations                       1.11         1.15          1.01         1.01         1.00          1.75          3.91
                               --------     --------      --------      -------      -------       -------        ------
Less dividends and
  distributions:
  From net investment income      (0.14)       (0.19)        (0.06)       (0.10)       (0.06)        (0.14)        (0.10)
  From net realized gain on
    investments                   (0.46)          --         (0.46)          --        (0.46)        (0.32)           --
                               --------     --------      --------      -------      -------       -------        ------
Total dividends and
  distributions                   (0.60)       (0.19)        (0.52)       (0.10)       (0.52)        (0.46)        (0.10)
                               --------     --------      --------      -------      -------       -------        ------
Net asset value at end of
  period                       $  25.92     $  25.41      $  25.86      $ 25.37      $ 25.85       $ 25.37        $24.08
                               ========     ========      ========      =======      =======       =======        ======
Total investment return (a)        4.32%(b)      4.70%(b)      3.93%(b)      4.13%(b)     3.89%(b)      7.30%      19.32%(b)
Ratios (to average net
  assets)/ Supplemental
  Data:
    Net investment income          1.33%+       0.99%+        0.58%+       0.24%+       0.58%+        0.24%         0.78%+
    Net expenses                   1.25%+       1.34%+#       2.00%+       2.09%+#      2.00%+        2.09%#        1.98%+#
    Expenses (before
      reimbursement)               1.25%+       1.34%+#       2.00%+       2.09%+#      2.00%+        2.09%#        2.03%+#
Portfolio turnover rate              22%          42%           22%          42%          22%           42%           51%
Net assets at end of period
  (in 000's)                   $220,426     $108,204      $167,552      $62,931      $81,593       $29,301        $  372

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of Operations.
***  Unaudited.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.05%, 0.02% and
     0.09% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.01% of average net assets for the year ended
     December 31, 2000.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges. Class I, Class R1 and Class R2 are not subject to sales charges.
(b)  Total return is not annualized.
(c)  Less than one cent per share.
(d)  Restated.
(e)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the ten months ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS I
Decrease net investment income                                  $(0.02)
Increase net realized and unrealized gains and losses             0.02
Decrease ratio of net investment income                          (0.09%)

(f)  Per share data based on average share outstanding during the period.

 232   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                               CLASS I                                                    CLASS R1
    ----------------------------------------------------------------------------------------------      -------------
                                                             JANUARY 1,
    SIX MONTHS                                                  2001                                    SIX MONTHS
      ENDED                                                    THROUGH             YEAR ENDED             ENDED
    APRIL 30,             YEAR ENDED OCTOBER 31,             OCTOBER 31,          DECEMBER 31,          APRIL 30,
     2005***          2004          2003         2002           2001*          2000         1999         2005***
        25.43
     $              $  24.07      $  20.41      $ 20.78        $ 20.82        $ 19.53      $ 21.37       $ 25.43
     --------       --------      --------      -------        -------        -------      -------       -------
         0.28           0.34          0.38(f)      0.48           0.45(e)        0.55         0.58          0.29
         0.88           1.68          3.67         0.00(c)       (0.08)(e)       1.29        (0.68)         0.84
     --------       --------      --------      -------        -------        -------      -------       -------
         1.16           2.02          4.05         0.48           0.37           1.84        (0.10)         1.13
     --------       --------      --------      -------        -------        -------      -------       -------
        (0.18)         (0.34)        (0.39)       (0.44)         (0.41)         (0.55)       (0.58)        (0.17)
             )
        (0.46          (0.32)           --        (0.41)            --             --        (1.16)        (0.46)
     --------       --------      --------      -------        -------        -------      -------       -------
        (0.64)         (0.66)        (0.39)       (0.85)         (0.41)         (0.55)       (1.74)        (0.63)
     --------       --------      --------      -------        -------        -------      -------       -------
     $  25.95       $  25.43      $  24.07      $ 20.41        $ 20.78        $ 20.82      $ 19.53       $ 25.93
     ========       ========      ========      =======        =======        =======      =======       =======
         4.54%(b)       8.45%        20.13%        2.18%          1.80%(b)       9.64%       (0.36%)        4.42%(b)
         1.58%+         1.42%         1.78%        2.30%          2.59%+(e)      2.77%        2.61%         1.48%+
         0.85%+         0.91%#        0.99%#       0.96%#         1.03%+#(d)     0.95%#       0.94%         0.95%+
             %+
         0.85           0.91%#        1.03%#       1.02%#         1.05%+#(d)     0.95%#       0.94%         0.95%+
           22%            42%           51%          62%            48%            73%          33%           22%
      240,341
     $              $180,262      $147,519      $83,906        $64,086        $65,309      $77,169       $59,489

      CLASS R1                 CLASS R2
     -----------      ---------------------------
     JANUARY 2,                       JANUARY 2,
       2004**         SIX MONTHS        2004**
       THROUGH          ENDED           THROUGH
     OCTOBER 31,      APRIL 30,       OCTOBER 31,
        2004           2005***           2004
       $ 24.45         $ 25.41          $ 24.45
       -------         -------          -------
          0.23            0.28             0.18
          0.98            0.83             0.97
       -------         -------          -------
          1.21            1.11             1.15
       -------         -------          -------
         (0.23)          (0.15)           (0.19)
            --           (0.46)              --
       -------         -------          -------
         (0.23)          (0.61)           (0.19)
       -------         -------          -------
       $ 25.43         $ 25.91          $ 25.41
       =======         =======          =======
          4.96%(b)        4.31%(b)         4.71%(b)
          1.32%+          1.23%+           1.07%+
          1.01%+#         1.20%+           1.26%+#
          1.01%+#         1.20%+           1.26%+#
            42%             22%              42%
       $30,394         $39,730          $19,324

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   233

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                        SERVICE CLASS++
                                            ---------------------------------------
                                            NOVEMBER 1,                   JULY 1,
                                               2003                        2002*
                                              THROUGH     YEAR ENDED      THROUGH
                                             JANUARY 9    OCTOBER 31,   OCTOBER 31,
                                               2004          2003          2002
Net asset value at beginning of period        $ 24.09       $ 20.41       $21.41
                                              -------       -------       ------
Net investment income                            0.03          0.34(c)      0.11
Net realized and unrealized gain (loss) on
  investments                                    1.00          3.68        (1.03)
                                              -------       -------       ------
Total from investment operations                 1.03          4.02        (0.92)
                                              -------       -------       ------
Less dividends and distributions:
  From net investment income                    (0.08)        (0.34)       (0.08)
  From net realized gain on investments         (0.32)           --           --
                                              -------       -------       ------
Total dividends and distributions               (0.40)        (0.34)       (0.08)
                                              -------       -------       ------
Net asset value at end of period              $ 24.72       $ 24.09       $20.41
                                              =======       =======       ======
Total investment return (a)                      4.28%(b)     19.93%       (4.30%)(b)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        0.94%+        1.53%        2.05%+
    Net expenses                                 1.18%+#       1.24%#       1.21%+#
    Expenses (before reimbursement)              1.18%+#       1.28%#       1.27%+#
Portfolio turnover rate                            42%           51%          62%
Net assets at end of period (in 000's)        $     0       $19,183       $    5

*    Commencement of Operations.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.05% and 0.02% of average net assets for the
     years or periods ended January 9, 2004, October 31, 2003 and
     October 31, 2002, respectively.
+    Annualized.
++   Service Class shares ceased operations on January 9, 2004.
(a)  Total return is calculated exclusive of sales charges.
     Service Class is not subject to sales charges.
(b)  Total return is not annualized.
(c)  Per share data based on average shares outstanding during the period.

 234   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY CONSERVATIVE ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                           SINCE
                         INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -6.45%
Excluding sales charges    -1.00

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                           SINCE
                         INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -6.05%
Excluding sales charges    -1.10

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                           SINCE
                         INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -2.09%
Excluding sales charges    -1.10

Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of ..25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The Manager has contractually agreed to limit the Fund's total fund operating expenses through October 31, 2005. There is no guarantee that the contractual waiver will continue after that date.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     235

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                           SINCE
                         INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
                           -1.00%



                                         SINCE
BENCHMARK PERFORMANCE                  INCEPTION
------------------------------------------------

Conservative Allocation Benchmark(1)      0.09%
S&P 500(R) Index(2)                      -1.54
MSCI EAFE(R) Index(3)                    -1.21
Lehman Brothers(R) Aggregate Bond
  Index(4)                                1.14

1. The Conservative Allocation Benchmark was built using different weightings from three well-known indices that represent three asset classes. U.S. stocks (35% weighted) are represented by the S&P 500(R) Index, international stocks (5% weighted) are represented by Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--and U.S. bonds (60% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index. Results for all indices assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or benchmark.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $150 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgage-Back Securities, and the Asset-Backed Securities Indices. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 236   MainStay Conservative Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONSERVATIVE ALLOCATION FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                      ENDING ACCOUNT                           VALUE (BASED
                                                       VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                           4/4/05(1)          4/30/05           PERIOD(2,3)           4/30/05            PERIOD(2,3)

CLASS A SHARES                        $1,000.00          $989.98              $0.37             $1,024.58              $0.37
-------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00          $988.86              $0.92             $1,023.96              $0.94
-------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00          $988.86              $0.92             $1,023.96              $0.94
-------------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00          $989.99              $0.18             $1,024.79              $0.19
-------------------------------------------------------------------------------------------------------------------------------

1. Commencement of Operations.

2. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Class A, 1.25% for Class B and Class C, and 0.25% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 27 (to reflect the since-inception period).

3. Shares were first offered on April 4, 2005. Expenses paid during the period reflect ongoing costs for the since-inception period ending April 30, 2005. Had these shares been offered for the six months ended April 30, 2005, based on a hypothetical 5% annualized return, expenses paid during the period would be $2.51, $6.26, $6.26, and $1.25 for Class A, Class B, Class C, and Class I, respectively, and the ending account value would be $1,022.50, $1,018.75, $1,018.75, and $1,023.75 for Class A, Class B, Class C, and Class I, respectively.

                                                   www.mainstayfunds.com     237

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

Investment Companies                                                             75.1%
Cash and Other Assets (less liabilities)                                         24.9%

See Portfolio of Investments on page 241 for specific holdings within these categories.

 238   MainStay Conservative Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Devon McCormick, CFA, of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

MainStay Conservative Allocation Fund seeks to achieve its investment objective by investing in a variety of other MainStay Funds, known as underlying Funds. A two-stage asset-allocation process includes deciding how much to invest in broad asset classes and how much to invest in specific underlying Funds. Normally the Fund invests approximately 60% (within a range of 50% to 70%) of its assets in underlying fixed-income Funds and approximately 40% (within a range of 30% to 50%) of its assets in underlying equity Funds. The Fund's fixed-income component may include a money-market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money-market funds, cash, or cash equivalents. The underlying Funds use a broad array of investment styles; may invest in a wide variety of equity securities, fixed-income securities, or both; and carry different types and degrees of risk. Some underlying Funds may invest in foreign securities. The Fund uses a proprietary model to determine asset allocations.

The Fund commenced operations on April 4, 2005.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD FROM APRIL 4 THROUGH APRIL 30, 2005?

Equity markets provided weak performance during the last four weeks of April 2005. Although all capitalization levels provided negative returns, large-cap stocks declined the least, followed by mid-caps then small-caps. Bond markets generally rose during the same four-week period. Fluctuating oil prices, uncertainty in world markets, and continuing tensions in the Middle East all contributed to equity-market weakness.

HOW DID THE UNDERLYING FUNDS PERFORM DURING THE FOUR-WEEK REPORTING PERIOD?

All of the underlying Funds except MainStay MAP Fund underperformed their respective benchmarks during the last four weeks of April 2005. All of the Fund's underlying fixed-income Funds had positive returns for the four-week reporting period. The Fund had greater allocations to some of the stronger-performing underlying equity Funds, which also helped the Fund's performance in a difficult since-inception period.

AT THE END OF THE REPORTING PERIOD, HOW WAS THE FUND ALLOCATED AMONG THE UNDERLYING FUNDS?

Since inception, the Fund has invested in 11 underlying Funds. Because of the short reporting period, allocations have not been shifted, except by market movements.

As of April 30, 2005, all allocations of invested assets were close to the Fund's targets. On that date, the Fund held its greatest single allocation (38.21%) in MainStay Indexed Bond Fund. At the same time, the Fund allocated 8.00% of its invested assets to MainStay Floating Rate Fund, 7.93% to MainStay High Yield Corporate Bond Fund, and 6.03% to MainStay Intermediate Term Bond Fund.

Among underlying equity Funds, the Fund's greatest allocation (20.99%) was to MainStay Common Stock Fund. The Fund allocated 6.00% of its assets to MainStay Large Cap Growth Fund, 4.95% to MainStay International Equity Fund, 2.98% to MainStay All Cap Growth Fund, 1.99% to MainStay MAP Fund, 1.94% to MainStay Small Cap Opportunity Fund, and 0.98% to MainStay Small Cap Value Fund.

LOOKING AHEAD, WHAT DO YOU SEE FOR THE FUND?

While a variety of factors could influence the markets, we will continue to rely on our proprietary model to assess overall target allocations and determine which specific Funds may provide the greatest potential for the Fund. Wherever the markets may move, we will continue to invest in a variety of underlying Funds using the allocation targets and constraints set forth in the prospectus.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   www.mainstayfunds.com     239

The Fund's performance depends on the advisor's skill in determining the asset-class allocations, the mix of underlying MainStay Funds, as well as the performance of those underlying Funds. The underlying Funds' performance may be lower than the performance of the asset class the underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each underlying Fund held. Principal risks of the underlying Funds are described below.

MainStay Conservative Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one underlying Fund which may significantly affect the net asset value of the Fund.

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments. High-yield securities carry higher risks, and some of the underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. These securities can also be subject to greater price volatility.

- There are additional risks associated with investing in small-cap securities. Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have more limited product lines than larger-capitalization stocks.

- There are additional risks associated with investing in mid-cap securities. Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risk than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the underlying Funds' portfolios will generally rise.

- Underlying floating-rate Funds are generally considered to have speculative characteristics. These Funds may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN A MONEY-MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 240   MainStay Conservative Allocation Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                    SHARES        VALUE
INVESTMENT COMPANIES (75.1%)+
-----------------------------------------------------------------------
MainStay All Cap Growth Fund (a)                     2,354   $   46,115
MainStay Common Stock Fund (a)                      27,445      324,671
MainStay Floating Rate Fund                         12,353      123,782
MainStay High Yield Corporate Bond Fund             19,795      122,727
MainStay Indexed Bond Fund                          54,229      591,094
MainStay Intermediate Bond Fund                      9,425       93,213
MainStay International Equity Fund                   5,822       76,613
MainStay Large Cap Growth Fund (a)                  19,606       92,736
MainStay MAP Fund (a)                                  939       30,731
MainStay Small Cap Opportunity Fund (a)              1,729       29,987
MainStay Small Cap Value Fund (a)                    1,173       15,157
                                                             ----------
Total Investments
  (Cost $1,552,638) (b)                               75.1%   1,546,826(c)
Cash and Other Assets,
  Less Liabilities                                    24.9      512,870
                                                    ------   ----------
Net Assets                                           100.0%  $2,059,696
                                                    ======   ==========

(a)  Non-income producing security.
(b) The cost stated also represents the aggregate cost for federal income tax purposes.
(c)  At April 30, 2005 net unrealized depreciation was
     $5,812, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $359 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,171.


 + Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   241

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,552,638)                    $1,546,826
Receivables:
  Fund shares sold                                   508,255
  Manager                                             12,177
Unamortized offering costs                            63,593
Other Assets                                           4,045
                                                  ----------
    Total assets                                   2,134,896
                                                  ----------
LIABILITIES:
Payables:
  Offering Costs                                      68,657
  Transfer agent                                       1,065
  Custodian                                              666
  NYLIFE Distributors                                    222
  Directors                                               81
Accrued expenses                                       4,509
                                                  ----------
    Total liabilities                                 75,200
                                                  ----------
Net assets                                        $2,059,696
                                                  ==========
COMPOSITION OF NET ASSETS:
Capital stock (par value of .001 per share) 1
  billion shares authorized:
  Class A                                         $      147
  Class B                                                 52
  Class C                                                  8
  Class I                                                  1
Additional paid-in capital                         2,062,732
Accumulated undistributed net investment income        2,568
Net unrealized depreciation on investments            (5,812)
                                                  ----------
Net assets                                        $2,059,696
                                                  ==========
CLASS A
Net assets applicable to outstanding shares       $1,455,456
                                                  ==========
Shares of capital stock outstanding                  146,981
                                                  ==========
Net asset value per share outstanding             $     9.90
Maximum sales charge (3.00% of offering price)          0.58
                                                  ----------
Maximum offering price per share outstanding      $    10.48
                                                  ==========
CLASS B
Net assets applicable to outstanding shares       $  517,489
                                                  ==========
Shares of capital stock outstanding                   52,323
                                                  ==========
Net asset value per share outstanding             $     9.89
                                                  ==========
CLASS C
Net assets applicable to outstanding shares       $   76,856
                                                  ==========
Shares of capital stock outstanding                    7,772
                                                  ==========
Net asset value per share outstanding             $     9.89
                                                  ==========
CLASS I
Net assets applicable to outstanding shares       $    9,895
                                                  ==========
Shares of capital stock outstanding                    1,000
                                                  ==========
Net asset value per share outstanding             $     9.90
                                                  ==========

 242   MainStay Conservative Allocation Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE PERIOD APRIL 4, 2005 THROUGH APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                          $  2,914
                                                    --------
    Total Income                                       2,914
                                                    --------
EXPENSES:
  Offering                                             5,065
  Shareholder communication                            2,239
  Professional                                         2,112
  Transfer agent                                       1,065
  Custodian                                              666
  Registration                                           297
  Service -- Class A                                      90
  Service -- Class B                                      26
  Service -- Class C                                       7
  Directors                                               81
  Distribution -- Class B                                 79
  Distribution -- Class C                                 19
  Miscellaneous                                          777
                                                    --------
    Total expenses before reimbursement               12,523
  Expenses reimbursement from Manager                (12,177)
                                                    --------
    Net expenses                                         346
                                                    --------
Net investment income                                  2,568
                                                    --------
UNREALIZED LOSS ON INVESTMENTS:
Net unrealized depreciation on investments            (5,812)
                                                    --------
Net unrealized loss on investments                    (5,812)
                                                    --------
Net decrease in net assets resulting from
  operations                                        $ (3,244)
                                                    ========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   243

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD APRIL 4, 2005 THROUGH APRIL 30, 2005 UNAUDITED

                                                        2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income                            $    2,568
 Net unrealized depreciation on investments           (5,812)
                                                  ----------
 Net decrease in net assets resulting from
  operations                                          (3,244)
                                                  ----------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                         1,457,367
   Class B                                           518,541
   Class C                                            77,250
   Class I                                            10,078
                                                  ----------
                                                   2,063,236
 Cost of shares redeemed:
   Class A                                               (74)
   Class B                                               (74)
   Class C                                               (74)
   Class I                                               (74)
                                                  ----------
                                                        (296)
                                                  ----------
    Increase in net assets derived from capital
     share transactions                            2,062,940
                                                  ----------
    Net increase in net assets                     2,059,696

NET ASSETS:
Beginning of year                                          0
                                                  ----------
End of year                                       $2,059,696
                                                  ==========
Accumulated undistributed net investment income   $    2,568
                                                  ==========

 244   MainStay Conservative Allocation Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                 CLASS A        CLASS B        CLASS C        CLASS I
                                ---------      ---------      ---------      ---------
                                APRIL 4,       APRIL 4,       APRIL 4,       APRIL 4,
                                  2005*          2005*          2005*          2005*
                                 THROUGH        THROUGH        THROUGH        THROUGH
                                APRIL 30,      APRIL 30,      APRIL 30,      APRIL 30,
                                 2005**         2005**         2005**         2005**
Net asset value at beginning
  of period                      $10.00         $10.00         $10.00         $10.00
                                 ------         ------         ------         ------
Net investment income              0.00 (a)       0.00(a)        0.00(a)        0.00(a)
Net unrealized loss on
  investments                     (0.10)         (0.11)         (0.11)         (0.10)
                                 ------         ------         ------         ------
Total from investment
  operations                      (0.10)         (0.11)         (0.11)         (0.10)
                                 ------         ------         ------         ------
Net asset value at end of
  period                         $ 9.90         $ 9.89         $ 9.89         $ 9.90
                                 ======         ======         ======         ======
Total investment return (b)       (1.00%)(c)     (1.10%)(c)     (1.10%)(c)     (1.00%)(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income          5.33%+         4.58%+         4.58%+         5.58%+
    Net expenses                   0.50%+         1.25%+         1.25%+         0.25%+
    Expenses (before
      reimbursement)              24.85%+        25.60%+        25.60%+        24.60%+
Portfolio turnover rate               0%             0%             0%             0%
Net assets at end of period
  (in 000's)                     $1,455         $  517         $   77         $   10

*    Commencement of Operations
**   Unaudited
+    Annualized.
(a)  Less than one cent per share
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   245

MAINSTAY GROWTH ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                           SINCE
                         INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -7.86%
Excluding sales charges    -2.50

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                           SINCE
                         INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -7.38%
Excluding sales charges    -2.50

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                           SINCE
                         INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -3.48%
Excluding sales charges    -2.50

Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of ..25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The Manager has contractually agreed to limit the Fund's total fund operating expenses through October 31, 2005. There is no guarantee that the contractual waiver will continue after that date.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 246   MainStay Growth Allocation Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                           SINCE
                         INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
                           -2.50%



                                         SINCE
BENCHMARK PERFORMANCE                  INCEPTION
------------------------------------------------
Growth Allocation Benchmark(1)           -1.47%
S&P 500(R) Index(2)                      -1.54
MSCI EAFE(R) Index(3)                    -1.21

1. The Growth Allocation Benchmark was built using different weightings from two well-known indices that represent two asset classes. U.S. stocks (80% weighted) are represented by the S&P 500(R) Index and international stocks (20% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index. Results for all indices assume that all income and capital gains are reinvested in the index that produced them. An investment cannot be made directly into an index or benchmark.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     247

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH ALLOCATION FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                      ENDING ACCOUNT                           VALUE (BASED
                                                       VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                           4/4/05(1)          4/30/05           PERIOD(2,3)           4/30/05            PERIOD(2,3)

CLASS A SHARES                        $1,000.00          $974.88              $0.37             $1,024.58              $0.37
-------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00          $974.86              $0.91             $1,023.96              $0.94
-------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00          $974.86              $0.91             $1,023.96              $0.94
-------------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00          $974.99              $0.18             $1,024.79              $0.19
-------------------------------------------------------------------------------------------------------------------------------

1. Commencement of Operations.

2. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Class A, 1.25% for Class B and Class C, and 0.25% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 27 (to reflect the since-inception period).

3. Shares were first offered on April 4, 2005. Expenses paid during the period reflect ongoing costs for the since-inception period ending April 30, 2005. Had these shares been offered for the six months ended April 30, 2005, based on a hypothetical 5% annualized return, expenses paid during the period would be $2.51, $6.26, $6.26, and $1.25 for Class A, Class B, Class C, and Class I, respectively, and the ending account value would be $1,022.50, $1,018.75, $1,018.75, and $1,023.75 for Class A, Class B, Class C, and Class I, respectively.

 248   MainStay Growth Allocation Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

Investment Companies                                                             92.6%
Cash and Other Assets (less liabilities)                                          7.4%

See Portfolio of Investments on page 252 for specific holdings within these categories.

                                                   www.mainstayfunds.com     249

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Devon McCormick, CFA, of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

MainStay Growth Allocation Fund seeks to achieve its investment objective by investing in a variety of other MainStay Funds, known as underlying Funds. A two-stage asset-allocation process includes deciding how much to invest in broad asset classes and how much to invest in specific underlying Funds. Normally the Fund invests substantially all of its assets in underlying equity Funds (normally within a range of 85% to 100%). For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money-market funds, cash, or cash equivalents. The underlying Funds use a broad array of investment styles, may invest in a wide variety of equity securities, and carry different types and degrees of risk. Some underlying Funds may invest in foreign securities. The Fund uses a proprietary model to determine asset allocations.

The Fund commenced operations on April 4, 2005.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD FROM APRIL 4 THROUGH APRIL 30, 2005?

Equity markets provided weak performance during the last four weeks of April 2005. Although all capitalization levels provided negative returns, large-cap stocks declined the least, followed by mid-caps then small-caps. Fluctuating oil prices, uncertainty in world markets, and continuing tensions in the Middle East all contributed to equity-market weakness.

HOW DID THE UNDERLYING FUNDS PERFORM DURING THE FOUR-WEEK REPORTING PERIOD?

All of the underlying Funds except MainStay MAP Fund underperformed their respective benchmarks during the last four weeks of April 2005. The Fund had greater allocations to some of the stronger-performing underlying equity Funds, which helped the Fund's performance in a difficult since-inception period.

AT THE END OF THE REPORTING PERIOD, HOW WAS THE FUND ALLOCATED AMONG THE UNDERLYING FUNDS?

Since inception, the Fund has invested in seven underlying Funds. Because of the short reporting period, allocations have not been shifted, except by market movements.

As of April 30, 2005, all allocations of invested assets were close to the Fund's targets. On that date, the Fund held its greatest single allocation (38.17%) in MainStay Common Stock Fund. At the same time, the Fund allocated 21.89% of its invested assets to MainStay International Equity Fund, 19.13% to MainStay Large Cap Growth Fund, 5.99% to MainStay MAP Fund, 6.00% to MainStay All Cap Growth Fund, 4.88% to MainStay Small Cap Opportunity Fund, and 3.94% to MainStay Small Cap Value Fund. The Fund had no allocation to underlying fixed-income Funds.

LOOKING AHEAD, WHAT DO YOU SEE FOR THE FUND?

While a variety of factors could influence the markets, we will continue to rely on our proprietary model to assess overall target allocations and determine which specific Funds may provide the greatest potential for the Fund. Wherever the markets may move, we will continue to invest in a variety of underlying Funds using the allocation targets and constraints set forth in the prospectus.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations, the mix of underlying MainStay Funds, as well as the performance of those underlying Funds. The underlying Funds' performance may be lower than the performance of the asset class the underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each underlying Fund held. Principal risks of the underlying Funds are described on this page and the following page.

MainStay Growth Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 250   MainStay Growth Allocation Fund

The Fund may invest more than 25% of its assets in one underlying Fund which may significantly affect the net asset value of the Fund.

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments. High-yield securities carry higher risks, and some of the underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. These securities can also be subject to greater price volatility.

- There are additional risks associated with investing in small-cap securities. Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have more limited product lines than larger-capitalization stocks.

- There are additional risks associated with investing in mid-cap securities. Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- AN INVESTMENT IN A MONEY-MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   www.mainstayfunds.com     251

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                    SHARES        VALUE
INVESTMENT COMPANIES (92.6%)+
-----------------------------------------------------------------------
MainStay All Cap Growth Fund (a)                     5,760   $  112,838
MainStay Common Stock Fund (a)                      60,688      717,936
MainStay International Equity Fund                  31,291      411,793
MainStay Large Cap Growth Fund (a)                  76,066      359,790
MainStay MAP Fund (a)                                3,445      112,711
MainStay Small Cap Opportunity Fund (a)              5,289       91,721
MainStay Small Cap Value Fund (a)                    5,732       74,057
                                                             ----------
Total Investments
  (Cost $1,899,435) (b)                               92.6%   1,880,846(c)
Cash and Other Assets,
  Less Liabilities                                     7.4      149,651
                                                    ------   ----------
Net Assets                                           100.0%  $2,030,497
                                                    ======   ==========

(a)  Non-income producing security.
(b) The cost stated also represents the aggregate cost for federal income tax purposes.
(c)  At April 30, 2005 net unrealized depreciation was
     $18,589, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $18,589.


 + Percentages indicated are based on Fund net assets.

 252   MainStay Growth Allocation Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,899,435)                  $  1,880,846
Receivables:
  Fund shares sold                                   145,261
  Manager                                             12,120
Unamortized offering costs                            63,592
Other assets                                           4,045
                                                ------------
    Total assets                                   2,105,864
                                                ------------
LIABILITIES:
Payables:
  Offering costs                                      68,657
  Transfer agent                                       1,065
  Custodian                                              666
  NYLIFE Distributors                                    390
  Directors                                               81
Accrued expenses                                       4,508
                                                ------------
    Total liabilities                                 75,367
                                                ------------
Net assets                                      $  2,030,497
                                                ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of .001 per share)
  1 billion shares authorized:
  Class A                                       $        116
  Class B                                                 86
  Class C                                                  6
  Class I                                                  1
Additional paid-in capital                         2,049,449
Accumulated net investment loss                         (572)
Net unrealized depreciation on investments           (18,589)
                                                ------------
Net assets                                      $  2,030,497
                                                ============
CLASS A
Net assets applicable to outstanding shares     $  1,132,657
                                                ============
Shares of capital stock outstanding                  116,115
                                                ============
Net asset value per share outstanding           $       9.75
Maximum sales charge (3.00% of offering price)          0.57
                                                ------------
Maximum offering price per share outstanding    $      10.32
                                                ============
CLASS B
Net assets applicable to outstanding shares     $    834,197
                                                ============
Shares of capital stock outstanding                   85,568
                                                ============
Net asset value per share outstanding           $       9.75
                                                ============
CLASS C
Net assets applicable to outstanding shares     $     53,890
                                                ============
Shares of capital stock outstanding                    5,528
                                                ============
Net asset value per share outstanding           $       9.75
                                                ============
CLASS I
Net assets applicable to outstanding shares     $      9,753
                                                ============
Shares of capital stock outstanding                    1,000
                                                ============
Net asset value per share outstanding           $       9.75
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   253

STATEMENT OF OPERATIONS FOR THE PERIOD APRIL 4, 2005 THROUGH APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                          $     --
                                                    --------
    Total income                                          --
                                                    --------
EXPENSES:
  Offering                                             5,065
  Shareholder communication                            2,239
  Professional                                         2,112
  Transfer agent                                       1,065
  Custodian                                              666
  Registration                                           297
  Distribution -- Class B                                197
  Distribution -- Class C                                 12
  Service -- Class A                                     111
  Service -- Class B                                      66
  Service -- Class C                                       4
  Directors                                               81
  Miscellaneous                                          777
                                                    --------
    Total expenses before reimbursement               12,692
  Expenses reimbursement from Manager                (12,120)
                                                    --------
    Net expenses                                         572
                                                    --------
Net investment loss                                     (572)
                                                    --------
UNREALIZED LOSS ON INVESTMENTS:
Net unrealized depreciation on investments           (18,589)
                                                    --------
Net unrealized loss on investments                   (18,589)
                                                    --------
Net decrease in net assets resulting from
  operations                                        $(19,161)
                                                    ========

 254   MainStay Growth Allocation Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD APRIL 4, 2005 THROUGH APRIL 30, 2005 UNAUDITED

                                                        2005
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                              $     (572)
 Net unrealized depreciation on investments          (18,589)
                                                  ----------
 Net decrease in net assets resulting from
  operations                                         (19,161)
                                                  ----------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                         1,143,152
   Class B                                           848,796
   Class C                                            54,509
   Class I                                            10,080
                                                  ----------
                                                   2,056,537
 Cost of shares redeemed:
   Class A                                               (73)
   Class B                                            (6,660)
   Class C                                               (73)
   Class I                                               (73)
                                                  ----------
                                                      (6,879)
                                                  ----------
    Increase in net assets derived from capital
     share transactions                            2,049,658
                                                  ----------
    Net increase in net assets                     2,030,497

NET ASSETS:
Beginning of year                                          0
                                                  ----------
End of year                                       $2,030,497
                                                  ==========
Accumulated net investment loss                   $     (572)
                                                  ==========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   255

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                        CLASS A        CLASS B        CLASS C        CLASS I
                                                       ---------      ---------      ---------      ---------
                                                       APRIL 4,       APRIL 4,       APRIL 4,       APRIL 4,
                                                         2005*          2005*          2005*          2005*
                                                        THROUGH        THROUGH        THROUGH        THROUGH
                                                       APRIL 30,      APRIL 30,      APRIL 30,      APRIL 30,
                                                        2005**         2005**         2005**         2005**
Net asset value at beginning of period                  $10.00         $10.00         $10.00         $10.00
                                                        ------         ------         ------         ------
Net investment loss                                       0.00(a)        0.00(a)        0.00(a)        0.00(a)
Net unrealized loss on investments                       (0.25)         (0.25)         (0.25)         (0.25)
                                                        ------         ------         ------         ------
Total from investment operations                         (0.25)         (0.25)         (0.25)         (0.25)
                                                        ------         ------         ------         ------
Net asset value at end of period                        $ 9.75         $ 9.75         $ 9.75         $ 9.75
                                                        ======         ======         ======         ======
Total investment return (b)                              (2.50%)(c)     (2.50%)(c)     (2.50%)(c)     (2.50%)(c)
Ratios (to average net assets)/Supplemental Data:
    Net investment income                                (0.50%)+       (1.25%)+       (1.25%)+       (0.25%)+
    Net expenses                                          0.50% +        1.25% +        1.25% +        0.25% +
    Expenses (before reimbursement)                      17.09% +       17.84% +       17.84% +       16.84% +
Portfolio turnover rate                                      0%             0%             0%             0%
Net assets at end of period (in 000's)                  $1,133         $  834         $   54         $   10

*    Commencement of Operations
**   Unaudited
+    Annualized.
(a)  Less than one cent per share
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.

 256   MainStay Growth Allocation Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY MODERATE ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                           SINCE
                         INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -6.54%
Excluding sales charges    -1.10

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                           SINCE
                         INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -6.05%
Excluding sales charges    -1.10

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                           SINCE
                         INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -2.09%
Excluding sales charges    -1.10

Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of ..25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The Manager has contractually agreed to limit the Fund's total fund operating expenses through October 31, 2005. There is no guarantee that the contractual waiver will continue after that date.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     257

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                           SINCE
                         INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
                           -1.00%



                                          SINCE
BENCHMARK PERFORMANCE                   INCEPTION
-------------------------------------------------

Moderate Allocation Benchmark(1)          -0.43%
S&P 500(R) Index(2)                       -1.54
MSCI EAFE(R) Index(3)                     -1.21
Lehman Brothers(R) Aggregate Bond
  Index(4)                                 1.14

1. The Moderate Allocation Benchmark was built using different weightings from three well-known indices that represent three asset classes. U.S. stocks (50% weighted) are represented by the S&P 500(R) Index, international stocks (10% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia, and Far East--the MSCI EAFE(R) Index--and U.S. bonds (40% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index. Results for all indices assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or benchmark.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $150 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgage-Back Securities, and the Asset-Backed Securities Indices. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 258   MainStay Moderate Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE ALLOCATION FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                    ENDING ACCOUNT                           VALUE (BASED
                                                     VALUE (BASED                          ON HYPOTHETICAL
                                    BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                     ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                      VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                         4/4/05(1)          4/30/05           PERIOD(2,3)           4/30/05            PERIOD(2,3)

CLASS A SHARES                      $1,000.00          $988.98              $0.37             $1,024.58              $0.37
-----------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                      $1,000.00          $988.86              $0.92             $1,023.96              $0.94
-----------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                      $1,000.00          $988.86              $0.92             $1,023.96              $0.94
-----------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00          $989.99              $0.18             $1,024.79              $0.19
-----------------------------------------------------------------------------------------------------------------------------

1. Commencement of Operations.

2. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Class A, 1.25% for Class B and Class C, and 0.25% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 27 (to reflect the since-inception period).

3. Shares were first offered on April 4, 2005. Expenses paid during the period reflect ongoing costs for the since-inception period ending April 30, 2005. Had these shares been offered for the six months ended April 30, 2005, based on a hypothetical 5% annualized return, expenses paid during the period would be $2.51, $6.26, $6.26, and $1.25 for Class A, Class B, Class C, and Class I, respectively, and the ending account value would be $1,022.50, $1,018.75, $1,018.75, and $1,023.75 for Class A, Class B, Class C, and Class I, respectively.

                                                   www.mainstayfunds.com     259

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

Investment Companies                                                             85.5%
Cash and Other Assets (less liabilities)                                         14.5%

See Portfolio of Investments on page 263 for specific holdings within these categories.

 260   MainStay Moderate Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Devon McCormick, CFA, of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

MainStay Moderate Allocation Fund seeks to achieve its investment objective by investing in a variety of other MainStay Funds, known as underlying Funds. A two-stage asset-allocation process includes deciding how much to invest in broad asset classes and how much to invest in specific underlying Funds. Normally the Fund invests approximately 60% (within a range of 50% to 70%) of its assets in underlying equity Funds and approximately 40% (within a range of 30% to 50%) of its assets in underlying fixed-income Funds. The Fund's fixed-income component may include a money-market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money-market funds, cash, or cash equivalents. The underlying Funds use a broad array of investment styles; may invest in a wide variety of equity securities, fixed-income securities, or both; and carry different types and degrees of risk. Some underlying Funds may invest in foreign securities. The Fund uses a proprietary model to determine asset allocations.

The Fund commenced operations on April 4, 2005.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD FROM APRIL 4 THROUGH APRIL 30, 2005?

Equity markets provided weak performance during the last four weeks of April 2005. Although all capitalization levels provided negative returns, large-cap stocks declined the least, followed by mid-caps then small-caps. Bond markets generally rose during the same four-week period. Fluctuating oil prices, uncertainty in world markets, and continuing tensions in the Middle East all contributed to equity-market weakness.

HOW DID THE UNDERLYING FUNDS PERFORM DURING THE FOUR-WEEK REPORTING PERIOD?

All of the underlying Funds except MainStay MAP Fund underperformed their respective benchmarks during the last four weeks of April 2005. All of the Fund's underlying fixed-income Funds had positive returns for the four-week reporting period. The Fund had greater allocations to some of the stronger-performing underlying equity Funds, which also helped the Fund's performance in a difficult since-inception period.

AT THE END OF THE REPORTING PERIOD, HOW WAS THE FUND ALLOCATED AMONG THE UNDERLYING FUNDS?

Since inception, the Fund has invested in 11 underlying Funds. Because of the short reporting period, allocations have not been shifted, except by market movements.

As of April 30, 2005, all allocations of invested assets were close to the Fund's targets. On that date, the Fund held its greatest single allocation (27.24%) in MainStay Indexed Bond Fund. At the same time, the Fund allocated 5.02% of its invested assets to MainStay Floating Rate Fund, 4.97% to MainStay High Yield Corporate Bond Fund, and 3.02% to MainStay Intermediate Term Bond Fund.

Among underlying equity Funds, the Fund's greatest allocation (25.99%) was to MainStay Common Stock Fund. The Fund allocated 11.89% of its invested assets to MainStay International Equity Fund, 9.03% to MainStay Large Cap Growth Fund, 3.99% to MainStay MAP Fund, 3.98% to MainStay All Cap Growth Fund, 3.89% to MainStay Small Cap Opportunity Fund, and 0.98% to MainStay Small Cap Value Fund.

LOOKING AHEAD, WHAT DO YOU SEE FOR THE FUND?

While a variety of factors could influence the markets, we will continue to rely on our proprietary model to assess overall target allocations and determine which specific Funds may provide the greatest potential for the Fund. Wherever the markets may move, we will continue to invest in a variety of underlying Funds using the allocation targets and constraints set forth in the prospectus.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations, the mix of underlying MainStay Funds, as well as the performance of those underlying Funds. The underlying Funds' performance may be lower than the performance of the asset class the underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each underlying Fund held. Principal risks of the underlying Funds are described on the following page.

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   www.mainstayfunds.com     261

MainStay Moderate Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one underlying Fund which may significantly affect the net asset value of the Fund.

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments. High-yield securities carry higher risks, and some of the underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. These securities can also be subject to greater price volatility.

- There are additional risks associated with investing in small-cap securities. Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have more limited product lines than larger-capitalization stocks.

- There are additional risks associated with investing in mid-cap securities. Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the underlying Funds' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the underlying Funds' portfolios will generally rise.

- Underlying floating-rate Funds are generally considered to have speculative characteristics. These Funds may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN A MONEY-MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 262   MainStay Moderate Allocation Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                    SHARES        VALUE
INVESTMENT COMPANIES (85.5%)+
-----------------------------------------------------------------------
MainStay All Cap Growth Fund (a)                     6,195   $  121,365
MainStay Common Stock Fund (a)                      66,928      791,755
MainStay Floating Rate Fund                         15,245      152,753
MainStay High Yield Corporate Bond Fund             24,415      151,375
MainStay Indexed Bond Fund                          76,130      829,814
MainStay Intermediate Bond Fund                      9,311       92,084
MainStay International Equity Fund                  27,508      362,003
MainStay Large Cap Growth Fund (a)                  58,162      275,107
MainStay MAP Fund (a)                                3,706      121,248
MainStay Small Cap Opportunity Fund (a)              6,832      118,477
MainStay Small Cap Value Fund (a)                    2,315       29,917
                                                             ----------
Total Investments
  (Cost $3,064,746) (b)                               85.5%   3,045,898(c)
Cash and Other Assets,
  Less Liabilities                                    14.5      518,451
                                                    ------   ----------
Net Assets                                           100.0%  $3,564,349
                                                    ======   ==========

(a)  Non-income producing security.
(b) The cost stated also represents the aggregate cost for federal income tax purposes.
(c)  At April 30, 2005 net unrealized depreciation was
     $18,848, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $913 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $19,761.


 + Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   263

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $3,064,746)                    $3,045,898
Receivables:
  Fund shares sold                                   514,286
  Manager                                             12,043
Unamortized offering costs                            63,593
Other assets                                           4,045
                                                  ----------
    Total assets                                   3,639,865
                                                  ----------
LIABILITIES:
Payables:
  Offering Costs                                      68,657
  Transfer agent                                       1,065
  Custodian                                              666
  NYLIFE Distributors                                    538
  Directors                                               81
Accrued expenses                                       4,509
                                                  ----------
    Total liabilities                                 75,516
                                                  ----------
Net assets                                        $3,564,349
                                                  ==========
COMPOSITION OF NET ASSETS:
Capital stock (par value of .001 per share)
  1 billion shares authorized:
  Class A                                         $      224
  Class B                                                124
  Class C                                                 11
  Class I                                                  1
Additional paid-in capital                         3,580,115
Accumulated undistributed net investment income        2,722
Net unrealized depreciation on investments           (18,848)
                                                  ----------
Net assets                                        $3,564,349
                                                  ==========
CLASS A
Net assets applicable to outstanding shares       $2,217,056
                                                  ==========
Shares of capital stock outstanding                  224,099
                                                  ==========
Net asset value per share outstanding             $     9.89
Maximum sales charge (3.00% of offering price)          0.58
                                                  ----------
Maximum offering price per share outstanding      $    10.47
                                                  ==========
CLASS B
Net assets applicable to outstanding shares       $1,226,493
                                                  ==========
Shares of capital stock outstanding                  124,054
                                                  ==========
Net asset value per share outstanding             $     9.89
                                                  ==========
CLASS C
Net assets applicable to outstanding shares       $  110,905
                                                  ==========
Shares of capital stock outstanding                   11,218
                                                  ==========
Net asset value per share outstanding             $     9.89
                                                  ==========
CLASS I
Net assets applicable to outstanding shares       $    9,895
                                                  ==========
Shares of capital stock outstanding                    1,000
                                                  ==========
Net asset value per share outstanding             $     9.90
                                                  ==========

 264   MainStay Moderate Allocation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE PERIOD APRIL 4, 2005 THROUGH APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                          $  3,519
                                                    --------
    Total income                                       3,519
                                                    --------
EXPENSES:
  Offering                                             5,065
  Shareholder communication                            2,239
  Professional                                         2,112
  Transfer agent                                       1,065
  Custodian                                              666
  Registration                                           297
  Distribution -- Class B                                253
  Distribution -- Class C                                 27
  Service -- Class A                                     164
  Service -- Class B                                      85
  Service -- Class C                                       9
  Directors                                               81
  Miscellaneous                                          777
                                                    --------
    Total expenses before reimbursement               12,840
                                                    --------
  Expenses reimbursement from Manager                (12,043)
                                                    --------
    Net expenses                                         797
                                                    --------
Net investment income                                  2,722
                                                    --------
UNREALIZED LOSS ON INVESTMENTS:
Net unrealized depreciation on investments           (18,848)
                                                    --------
Net unrealized loss on investments                   (18,848)
                                                    --------
Net decrease in net assets resulting from
  operations                                        $(16,126)
                                                    ========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   265

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD APRIL 4, 2005 THROUGH APRIL 30, 2005 UNAUDITED

                                               2005
INCREASE
IN NET ASSETS:
Operations:
 Net investment income                   $    2,722
 Net unrealized depreciation on
  investments                               (18,848)
                                         ----------
 Net decrease in net assets resulting
  from operations                           (16,126)
                                         ----------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                2,228,021
   Class B                                1,235,056
   Class C                                  111,103
   Class I                                   10,084
                                         ----------
                                          3,584,264
 Cost of shares redeemed:
   Class A                                      (74)
   Class B                                   (3,567)
   Class C                                      (74)
   Class I                                      (74)
                                         ----------
                                             (3,789)
                                         ----------
    Increase in net assets derived from
     capital share transactions           3,580,475
                                         ----------
    Net increase in net assets            3,564,349

NET ASSETS:
Beginning of year                                 0
                                         ----------
End of year                              $3,564,349
                                         ==========
Accumulated undistributed net
 investment income                       $    2,722
                                         ==========

 266   MainStay Moderate Allocation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                 CLASS A        CLASS B        CLASS C        CLASS I
                                ---------      ---------      ---------      ---------
                                APRIL 4,       APRIL 4,       APRIL 4,       APRIL 4,
                                  2005*          2005*          2005*          2005*
                                 THROUGH        THROUGH        THROUGH        THROUGH
                                APRIL 30,      APRIL 30,      APRIL 30,      APRIL 30,
                                 2005**         2005**         2005**         2005**
Net asset value at beginning
  of period                      $10.00         $10.00         $10.00         $10.00
                                 ------         ------         ------         ------
Net investment income              0.00 (a)       0.00 (a)       0.00 (a)       0.00 (a)
Net unrealized loss on
  investments                     (0.11)         (0.11)         (0.11)         (0.10)
                                 ------         ------         ------         ------
Total from investment
  operations                      (0.11)         (0.11)         (0.11)         (0.10)
                                 ------         ------         ------         ------
Net asset value at end of
  period                         $ 9.89         $ 9.89         $ 9.89         $ 9.90
                                 ======         ======         ======         ======
Total investment return (b)       (1.10%)(c)     (1.10%)(c)     (1.10%)(c)     (1.00%)(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income          2.89% +        2.14% +        2.14% +        3.14% +
    Net expenses                   0.50% +        1.25% +        1.25% +        0.25% +
    Expenses (before
      reimbursement)              12.10% +       12.85% +       12.85% +       11.85% +
Portfolio turnover rate               0%             0%             0%             0%
Net assets at end of period
  (in 000's)                     $2,217         $1,226         $  111         $   10

*    Commencement of Operations
**   Unaudited
+    Annualized.
(a)  Less than one cent per share
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   267

MAINSTAY MODERATE GROWTH ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                           SINCE
                         INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -7.20%
Excluding sales charges    -1.80

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                           SINCE
                         INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -6.71%
Excluding sales charges    -1.80%

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                           SINCE
                         INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -2.78%
Excluding sales charges    -1.80

Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of ..25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The Manager has contractually agreed to limit the Fund's total fund operating expenses through October 31, 2005. There is no guarantee that the contractual waiver will continue after that date.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 268   MainStay Moderate Growth Allocation Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                           SINCE
                         INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
                           -1.80%



                                          SINCE
BENCHMARK PERFORMANCE                   INCEPTION
-------------------------------------------------

Moderate Growth Allocation
Benchmark(1)                              -0.95%
S&P 500(R) Index(2)                       -1.54
MSCI EAFE(R) Index(3)                     -1.21
Lehman Brothers(R) Aggregate Bond
  Index(4)                                 1.14

1. The Moderate Growth Allocation Benchmark was built using different weightings from three well-known indices that represent three asset classes. U.S. stocks (65% weighted) are represented by the S&P 500(R) Index, international stocks (15% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--and U.S. bonds (20% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index. Results for all indices assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or benchmark.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $150 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgage-Back Securities, and the Asset-Backed Securities Indices. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     269

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE GROWTH ALLOCATION
FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                    ENDING ACCOUNT                           VALUE (BASED
                                                     VALUE (BASED                          ON HYPOTHETICAL
                                    BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                     ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                      VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                         4/4/05(1)          4/30/05           PERIOD(2,3)           4/30/05            PERIOD(2,3)

CLASS A SHARES                      $1,000.00          $981.98              $0.37             $1,024.58              $0.37
-----------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                      $1,000.00          $981.86              $0.92             $1,023.96              $0.94
-----------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                      $1,000.00          $981.86              $0.92             $1,023.96              $0.94
-----------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00          $981.99              $0.18             $1,024.79              $0.19
-----------------------------------------------------------------------------------------------------------------------------

1. Commencement of Operations.

2. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Class A, 1.25% for Class B and Class C, and 0.25% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 27 (to reflect the since-inception period).

3. Shares were first offered on April 4, 2005. Expenses paid during the period reflect ongoing costs for the since-inception period ending April 30, 2005. Had these shares been offered for the six months ended April 30, 2005, based on a hypothetical 5% annualized return, expenses paid during the period would be $2.51, $6.26, $6.26, and $1.25 for Class A, Class B, Class C, and Class I, respectively, and the ending account value would be $1,022.50, $1,018.75, $1,018.75, and $1,023.75 for Class A, Class B, Class C, and Class I, respectively.

 270   MainStay Moderate Growth Allocation Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

Investment Companies                                                            82.3%

Cash and Other Assets (less liabilities)                                        17.7%

See Portfolio of Investments on page 274 for specific holdings within these categories.

                                                   www.mainstayfunds.com     271

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Devon McCormick, CFA, of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

MainStay Moderate Growth Allocation Fund seeks to achieve its investment objective by investing in a variety of other MainStay Funds, known as underlying Funds. A two-stage asset-allocation process includes deciding how much to invest in broad asset classes and how much to invest in specific underlying Funds. Normally the Fund invests approximately 80% (within a range of 70% to 90%) of its assets in underlying equity Funds and approximately 20% (within a range of 10% to 30%) of its assets in underlying fixed-income Funds. The Fund's fixed-income component may include a money-market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money-market funds, cash, or cash equivalents. The underlying Funds use a broad array of investment styles; may invest in a wide variety of equity securities, fixed-income securities, or both; and carry different types and degrees of risk. Some underlying Funds may invest in foreign securities. The Fund uses a proprietary model to determine asset allocations.

The Fund commenced operations on April 4, 2005.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD FROM APRIL 4 THROUGH APRIL 30, 2005?

Equity markets provided weak performance during the last four weeks of April 2005. Although all capitalization levels provided negative returns, large-cap stocks declined the least, followed by mid-caps then small-caps. Bond markets generally rose during the same four-week period. Fluctuating oil prices, uncertainty in world markets, and continuing tensions in the Middle East all contributed to equity-market weakness.

HOW DID THE UNDERLYING FUNDS PERFORM DURING THE FOUR-WEEK REPORTING PERIOD?

All of the underlying Funds except MainStay MAP Fund underperformed their respective benchmarks during the last four weeks of April 2005. All of the Fund's underlying fixed-income Funds had positive returns for the four-week reporting period. The Fund had greater allocations to some of the stronger-performing underlying equity Funds, which also helped the Fund's performance in a difficult since-inception period.

AT THE END OF THE REPORTING PERIOD, HOW WAS THE FUND ALLOCATED AMONG THE UNDERLYING FUNDS?

Since inception, the Fund has invested in 10 underlying Funds. Because of the short reporting period, allocations have not been shifted, except by market movements.

As of April 30, 2005, all allocations of invested assets were close to the Fund's targets. On that date, the Fund held its greatest single allocation (27.09%) in MainStay Common Stock Fund. At the same time, the Fund allocated 17.10% of its invested assets to MainStay Large Cap Growth Fund, 16.88% to MainStay International Equity Fund, 6.00% to MainStay All Cap Growth Fund, 4.99% to MainStay MAP Fund, 4.88% to MainStay Small Cap Opportunity Fund, and 2.96% to MainStay Small Cap Value Fund.

Among underlying fixed-income Funds, the Fund's greatest allocation (10.10%) was to MainStay Indexed Bond Fund. The Fund allocated 5.02% of its invested assets to MainStay Floating Rate Fund, and 4.98% to MainStay High Yield Corporate Bond Fund.

LOOKING AHEAD, WHAT DO YOU SEE FOR THE FUND?

While a variety of factors could influence the markets, we will continue to rely on our proprietary model to assess overall target allocations and determine which specific Funds may provide the greatest potential for the Fund. Wherever the markets may move, we will continue to invest in a variety of underlying Funds using the allocation targets and constraints set forth in the prospectus.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations, the mix of underlying MainStay Funds, as well as the performance of those underlying Funds. The underlying Funds' performance may be lower than the performance of the asset class the underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each underlying Fund held. Principal risks of the underlying Funds are described on the following page.

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 272   MainStay Moderate Growth Allocation Fund

MainStay Moderate Growth Allocation Fund is a "fund-of-funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one underlying Fund which may significantly affect the net asset value of the Fund.

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments. High-yield securities carry higher risks, and some of the underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. These securities can also be subject to greater price volatility.

- There are additional risks associated with investing in small-cap securities. Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have more limited product lines than larger-capitalization stocks.

- There are additional risks associated with investing in mid-cap securities. Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the underlying Funds' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the underlying Funds' portfolios will generally rise.

- Underlying floating-rate Funds are generally considered to have speculative characteristics. These Funds may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN A MONEY-MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   www.mainstayfunds.com     273

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                    SHARES        VALUE
INVESTMENT COMPANIES (82.3%)+
-----------------------------------------------------------------------
MainStay All Cap Growth Fund (a)                     5,678   $  111,242
MainStay Common Stock Fund (a)                      42,462      502,325
MainStay Floating Rate Fund                          9,288       93,062
MainStay High Yield Corporate Bond Fund             14,880       92,258
MainStay Indexed Bond Fund                          17,176      187,223
MainStay International Equity Fund                  23,777      312,909
MainStay Large Cap Growth Fund (a)                  67,020      317,003
MainStay MAP Fund (a)                                2,828       92,519
MainStay Small Cap Opportunity Fund (a)              5,219       90,491
MainStay Small Cap Value Fund (a)                    4,243       54,822
                                                             ----------
Total Investments
  (Cost $1,865,875) (b)                               82.3%   1,853,854(c)
Cash and Other Assets,
  Less Liabilities                                    17.7      400,030
                                                    ------   ----------
Net Assets                                           100.0%  $2,253,884
                                                    ======   ==========

(a)  Non-income producing security.
(b) The cost stated also represents the aggregate cost for federal income tax purposes.
(c)  At April 30, 2005 net unrealized depreciation was
     $12,021, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $196 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $12,217.


 + Percentages indicated are based on Fund net assets.

 274   MainStay Moderate Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,865,875)                    $1,853,854
Receivables:
  Fund shares sold                                   395,558
  Manager                                             12,139
Unamortized offering costs                            63,593
Other assets                                           4,045
                                                  ----------
    Total assets                                   2,329,189
                                                  ----------
LIABILITIES:
Payables:
  Offering Costs                                      68,657
  Transfer agent                                       1,065
  Custodian                                              666
  NYLIFE Distributors                                    327
  Directors                                               81
Accrued expenses                                       4,509
                                                  ----------
    Total liabilities                                 75,305
                                                  ----------
Net assets                                        $2,253,884
                                                  ==========
COMPOSITION OF NET ASSETS:
Capital stock (par value of .001 per share)
  1 billion shares authorized:
  Class A                                         $      141
  Class B                                                 77
  Class C                                                 10
  Class I                                                  1
Additional paid-in capital                         2,265,059
Accumulated undistributed net investment income          617
Net unrealized depreciation on investments           (12,021)
                                                  ----------
Net assets                                        $2,253,884
                                                  ==========
CLASS A
Net assets applicable to outstanding shares       $1,386,540
                                                  ==========
Shares of capital stock outstanding                  141,182
                                                  ==========
Net asset value per share outstanding             $     9.82
Maximum sales charge (3.00% of offering price)          0.57
                                                  ----------
Maximum offering price per share outstanding      $    10.39
                                                  ==========
CLASS B
Net assets applicable to outstanding shares       $  755,427
                                                  ==========
Shares of capital stock outstanding                   76,940
                                                  ==========
Net asset value per share outstanding             $     9.82
                                                  ==========
CLASS C
Net assets applicable to outstanding shares       $  102,095
                                                  ==========
Shares of capital stock outstanding                   10,398
                                                  ==========
Net asset value per share outstanding             $     9.82
                                                  ==========
CLASS I
Net assets applicable to outstanding shares       $    9,822
                                                  ==========
Shares of capital stock outstanding                    1,000
                                                  ==========
Net asset value per share outstanding             $     9.82
                                                  ==========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   275

STATEMENT OF OPERATIONS FOR THE PERIOD APRIL 4, 2005 THROUGH APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                          $  1,107
                                                    --------
    Total Income                                       1,107
                                                    --------
EXPENSES:
  Offering                                             5,065
  Shareholder communication                            2,239
  Professional                                         2,112
  Transfer agent                                       1,065
  Custodian                                              666
  Registration                                           297
  Distribution -- Class B                                142
  Distribution -- Class C                                 24
  Service -- Class A                                     106
  Service -- Class B                                      47
  Service -- Class C                                       8
  Directors                                               81
  Miscellaneous                                          777
                                                    --------
    Total expenses before reimbursement               12,629
  Expenses reimbursement from Manager                (12,139)
                                                    --------
    Net expenses                                         490
                                                    --------
Net investment income                                    617
                                                    --------
UNREALIZED LOSS ON INVESTMENTS:
Net unrealized depreciation on investments           (12,021)
                                                    --------
Net unrealized loss on investments                   (12,021)
                                                    --------
Net decrease in net assets resulting from
  operations                                        $(11,404)
                                                    ========

 276   MainStay Moderate Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD APRIL 4, 2005 THROUGH APRIL 30, 2005 UNAUDITED

                                                         2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income                             $      617
 Net unrealized depreciation on investments           (12,021)
                                                   ----------
 Net decrease in net assets resulting from
  operations                                          (11,404)
                                                   ----------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                          1,394,875
   Class B                                            757,929
   Class C                                            102,692
   Class I                                             10,086
                                                   ----------
                                                    2,265,582
 Cost of shares redeemed:
   Class A                                                (74)
   Class B                                                (73)
   Class C                                                (73)
   Class I                                                (74)
                                                   ----------
                                                         (294)
                                                   ----------
    Increase in net assets derived from capital
     share transactions                             2,265,288
                                                   ----------
    Net increase in net assets                      2,253,884

NET ASSETS:
Beginning of year                                           0
                                                   ----------
End of year                                        $2,253,884
                                                   ----------
Accumulated undistributed net investment income    $      617
                                                   ==========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   277

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         CLASS A          CLASS B          CLASS C          CLASS I
                                                       -----------      -----------      -----------      -----------
                                                        APRIL 4,         APRIL 4,         APRIL 4,         APRIL 4,
                                                          2005*            2005*            2005*            2005*
                                                         THROUGH          THROUGH          THROUGH          THROUGH
                                                        APRIL 30,        APRIL 30,        APRIL 30,        APRIL 30,
                                                         2005**           2005**           2005**           2005**
Net asset value at beginning of period                   $10.00           $10.00           $10.00           $10.00
                                                         ------           ------           ------           ------
Net investment income                                      0.00(a)          0.00(a)          0.00(a)          0.00(a)
Net unrealized loss on investments                        (0.18)           (0.18)           (0.18)           (0.18)
                                                         ------           ------           ------           ------
Total from investment operations                          (0.18)           (0.18)           (0.18)           (0.18)
                                                         ------           ------           ------           ------
Net asset value at end of period                         $ 9.82           $ 9.82           $ 9.82           $ 9.82
                                                         ======           ======           ======           ======
Total investment return (b)                               (1.80%)(c)       (1.80%)(c)       (1.80%)(c)       (1.80%)(c)
Ratios (to average net assets)/Supplemental Data:
    Net investment income                                  1.20% +          0.45% +          0.45% +          1.45% +
    Net expenses                                           0.50% +          1.25% +          1.25% +          0.25% +
    Expenses (before reimbursement)                       19.09% +         19.84% +         19.84% +         18.84% +
Portfolio turnover rate                                       0%               0%               0%               0%
Net assets at end of period (in 000's)                   $1,387           $  755           $  102           $   10

*    Commencement of Operations
**   Unaudited
+    Annualized.
(a)  Less than one cent per share
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.

 278   MainStay Moderate Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. Eclipse Funds (the "Trust"), a Massachusetts business trust, was established on July 30, 1986. The Company and the Trust (collectively the "Funds") are registered as open-end management investment companies under the Investment Company Act of 1940, as amended, ("Investment Company Act") and are comprised of sixteen separate investment portfolios (individually referred to as a "Fund").
The Funds commenced operations on the dates indicated below:

COMMENCEMENT
OF OPERATIONS       FUNDS (THE COMPANY)
January 2, 1991     All Cap Growth, All Cap Value, S&P 500
                    Index, Cash Reserves, Indexed Bond,
                    Intermediate Term Bond, Short Term
                    Bond and Asset Manager Funds
----------------------------------------------------------
May 3, 2004         Floating Rate Fund
----------------------------------------------------------
April 4, 2005       Conservative Allocation, Growth
                    Allocation, Moderate Allocation and
                    Moderate Growth Allocation Funds
----------------------------------------------------------

COMMENCEMENT
OF OPERATIONS       FUNDS (THE TRUST)
January 12, 1987    Small Cap Opportunity Fund
----------------------------------------------------------
May 1, 1989         Balanced Fund
----------------------------------------------------------
December 27, 1994   Mid Cap Opportunity Fund
----------------------------------------------------------

On October 28, 2003, the Tax Free Bond Fund ceased operations. On December 30, 2003, the Tax-Managed Equity Fund ceased operations. On January 29, 2004, the International Broad Market and the International Equity Funds ceased operations. On October 29, 2004, the Mid Cap Core Fund ceased operations. These Funds were formerly portfolios of the Company.

Effective January 1, 2004, each series of Eclipse Funds Inc. and Eclipse Funds are now marketed as "MainStay Funds".

Each Fund offers one or more of the following six classes of shares as indicated: Class A, Class B, Class C, Class I, Class R1 and Class R2 shares. The Cash Reserves Fund also offers another class of shares, the Sweep Shares Class.

FUNDS                          CLASSES OFFERED
Balanced Fund                  Class A, Class B, Class C,
                               Class I, Class R1 and Class
                               R2 shares
-----------------------------------------------------------

FUNDS                          CLASSES OFFERED
All Cap Growth, All Cap        Class A, Class B, Class C
Value, Mid Cap Opportunity,    and Class I shares
Small Cap Opportunity,
Floating Rate, Intermediate
Term Bond, Asset Manager,
Conservative Allocation,
Growth Allocation, Moderate
Allocation and Moderate
Growth Allocation Funds
-----------------------------------------------------------
S&P 500 Index, Indexed Bond    Class A and Class I shares
and Short Term Bond Funds
-----------------------------------------------------------
Cash Reserves Fund             Class I and Sweep Shares
                               Class shares
-----------------------------------------------------------

Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. The Class I, Class R1 and Class R2 shares and the Sweep Shares Class are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge. Distribution of Class A, Class B, Class C, Class R1 and Class R2 shares each commenced on January 2, 2004, except with respect to the Class C shares of Mid Cap Opportunity Fund, Small Cap Opportunity Fund and Balanced Fund, the L Class shares of which commenced operations on December 30, 2002 and were redesignated as the Class C shares on January 1, 2004. Each Fund's No-Load Class shares were redesignated as the Class I shares on January 1, 2004. Each Fund's (except the Floating Rate, Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Funds, which were not in existence) Service Class shares ceased operations on January 9, 2004.

Each class of shares bears similar voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the classes are subject to different distribution fee rates. Class A, Class B, Class C and Class R2 shares and the Sweep Shares Class each bear distribution and/or service fee payments under distribution and service plans pursuant to Rule 12b-1 under the Investment Company Act. In addition, the Class R1 and R2 shares and the Sweep Shares Class each bear service fee payments under shareholder service plans.

                                                   www.mainstayfunds.com     279

The investment objectives for each of the Funds are as follows:

The ALL CAP GROWTH FUND seeks long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

The ALL CAP VALUE FUND seeks maximum long-term total return from a combination of capital growth and income.

The MID CAP OPPORTUNITY FUND seeks high total return.

The S&P 500 INDEX FUND seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

The SMALL CAP OPPORTUNITY FUND seeks high total return.

The CASH RESERVES FUND seeks a high level of current income while preserving capital and maintaining liquidity.

The FLOATING RATE FUND seeks to provide high current income.

The INDEXED BOND FUND seeks to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the Citigroup Broad Investment Grade ("BIG") Bond Index.

The INTERMEDIATE TERM BOND FUND seeks to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

The SHORT TERM BOND FUND seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

The ASSET MANAGER FUND seeks to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.

The BALANCED FUND seeks high total return.

The CONSERVATIVE ALLOCATION FUND seeks current income and, secondarily, long-term growth of capital.

The GROWTH ALLOCATION FUND seeks long-term growth of capital.

The MODERATE ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The MODERATE GROWTH ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry or region.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Funds prepare their financial statements in accordance with U.S. generally accepted accounting principles and follow the significant accounting policies described below:

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and/or electronic data processing techniques if such prices are deemed by the Funds' Manager to be representative of market values at the regular close of business of the Exchange. Loans are valued at the average of bid quotations obtained from a pricing service. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded. Temporary cash investments acquired with over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act, portfolio securities of Cash Reserves Fund are valued at their amortized cost, which approximates market value in order to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors and/or the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. As of April 30, 2005, the Balanced Fund held securities with a value of $17,162 that were valued in such manner. Foreign currency forward contracts are valued at their fair market values determined

 280   MainStay Funds
on the basis of the mean between the last bid and asked prices based on dealer or exchange quotations.

Certain events, which may occur in the U.S. or abroad, and which may include but are not limited to natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets, may occur between the time that foreign markets close, on which securities held by the Funds principally trade, and the time at which the Funds' NAVs are calculated. Should the Funds conclude that such events may have affected the fair value of securities since the last price reported on the local foreign market, the Funds may, pursuant to procedures adopted by the Company's Board of Directors and/or the Trust's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Reserves and Floating Rate Funds, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Indexed Bond, Intermediate Term Bond and Short Term Bond Funds, income dividends are declared and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Balanced Fund, income dividends are declared and paid quarterly and capital gain distributions, if any, are declared and paid annually. Each of the other Funds intends to declare and pay, as a dividend, substantially all of its net investment income at least once a year and net realized capital gains no more than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for all Funds are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses with respect to the Funds are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Shareholder Services Plans and the Distribution Plans) are allocated to separate classes of shares based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown on each Fund's Statement of Operations.

New York Life Investment Management LLC ("NYLIM") had directed certain portfolio trades to brokers who agreed to pay a portion of the expenses for the Mid Cap Opportunity, Small Cap Opportunity and Balanced Funds. This arrangement ended on April 8, 2004. For the year ended October 31, 2004, each of these Fund's expenses (transfer agent fees and expenses) were reduced by $3,310, $42,247 and $39,765, respectively, under these arrangements. The credit balances remaining as of April 8, 2004 were $2,877, $63,486 and $772 for the Mid Cap Opportunity, Small Cap Opportunity and Balanced Funds, respectively, and are included on the Statement of Operations under net realized and unrealized gain (loss) on investments.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. Certain Funds may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the

                                                   www.mainstayfunds.com     281
transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, a Fund foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian. When writing a covered call option, the Funds, in return for the premium on the option, give up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. After writing a put option, a Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

Certain Funds may purchase call and put options on their portfolio securities or foreign currencies. A Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option (see
Note 7).

(H) LOANS AND COMMITMENTS. The Floating Rate Fund makes loans and loan assignments ("loans"), which are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR).

The loans made by the Fund are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to sale.

The Fund assumes the credit risk of the borrower. In the event that the borrower becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

The Fund also makes subordinated loans. The primary risk arising from such loans is the potential loss in the event of default by the borrower. As of April 30, 2005, the Fund held 1.92% of its net assets in subordinated loans.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts (see Note 6).

(I) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Intermediate Term Bond Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations (see Note 7).

(J) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an

 282   MainStay Funds
underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index, foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Futures contracts are used for hedging purposes or to seek to enhance returns (see Note
5).

(K) REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.


(L) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.


The assets and liabilities of each Fund are presented at the exchange rates and market values at the end of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes recorded on each Fund's books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at valuation date exchange rates are reflected in unrealized foreign exchange gains or losses.

(M) MORTGAGE DOLLAR ROLLS. A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) SECURITIES LENDING. Each Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund (see Note 7).

(O) REDEMPTION FEE. Effective May 3, 2004, the Floating Rate Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of the Fund's shares made within 60 days of their date of purchase. The redemption fee is designed to offset brokerage commissions and other costs to the Fund associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions of certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, accounts held in omnibus accounts on the books of certain financial intermediary firms, wrap program accounts, redemptions effected through the systematic withdrawal/Exchange Plan or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and also as part of additional paid-in capital on the Statement of Assets and Liabilities. The redemption fees paid to the Fund for the six months ended April 30, 2005 totaled $43,747.

                                                   www.mainstayfunds.com     283

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. NYLIM (or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as manager and provides management, administrative and fund accounting services to the Funds under Management Agreements. MacKay Shields LLC ("MacKay Shields"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the All Cap Growth, All Cap Value, Intermediate Term Bond and Short Term Bond Funds under a Sub-Advisory Agreement with the Manager. The Mid Cap Opportunity, S&P 500 Index, Small Cap Opportunity, Cash Reserves, Floating Rate, Indexed Bond, Asset Manager, Balanced, Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Funds are advised by NYLIM directly, without a subadvisor.

The Funds pay the Manager a monthly fee for the services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

All Cap Growth Fund                                     .85%
--------------------------------------------------------------
All Cap Value Fund                                      .85%
--------------------------------------------------------------
Mid Cap Opportunity Fund                                .90%
--------------------------------------------------------------
S&P 500 Index Fund                                      .50%
--------------------------------------------------------------
Small Cap Opportunity Fund                             1.00%
--------------------------------------------------------------
Cash Reserves Fund                                      .50%
--------------------------------------------------------------
Floating Rate Fund                                      .60%
--------------------------------------------------------------
Indexed Bond Fund                                       .40%
--------------------------------------------------------------
Intermediate Term Bond Fund                             .75%
--------------------------------------------------------------
Short Term Bond Fund                                    .60%
--------------------------------------------------------------
Asset Manager Fund                                      .65%
--------------------------------------------------------------
Balanced Fund                                           .75%
--------------------------------------------------------------
Conservative Allocation Fund                            .00%
--------------------------------------------------------------
Growth Allocation Fund                                  .00%
--------------------------------------------------------------
Moderate Allocation Fund                                .00%
--------------------------------------------------------------
Moderate Growth Allocation Fund                         .00%
--------------------------------------------------------------

The Manager has contractually agreed for the Indexed Bond Fund to reduce the Fund's management fee to .40% from .50% through October 31, 2005. In connection with this contractual waiver, the Manager waived $136,644 of management fees for the six months ended April 30, 2005.

Pursuant to the terms of the Sub-Advisory Agreement between the Manager and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of average daily net assets of the Company's Funds as follows:

All Cap Growth Fund                                     .25%
--------------------------------------------------------------
All Cap Value Fund                                      .25%
--------------------------------------------------------------
Intermediate Term Bond Fund                             .20%
--------------------------------------------------------------
Short Term Bond Fund                                    .15%
--------------------------------------------------------------

The Manager voluntarily agreed (contractually agreed for the S&P 500 Index, Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Funds) to assume a portion of the Fund's operating expenses for the following Funds to the extent the total expenses (excluding service fees and distribution fees) on an annualized basis exceed the indicated percentages:

All Cap Growth Fund                                     .93%
--------------------------------------------------------------
All Cap Value Fund                                      .94%
--------------------------------------------------------------
Mid Cap Opportunity Fund                               1.04%
--------------------------------------------------------------
S&P 500 Index Fund                                      .30%
--------------------------------------------------------------
Small Cap Opportunity Fund                             1.19%
--------------------------------------------------------------
Cash Reserves Fund                                      .50%
--------------------------------------------------------------
Floating Rate Fund                                      .90%
--------------------------------------------------------------
Indexed Bond Fund                                       .50%
--------------------------------------------------------------
Intermediate Term Bond Fund                             .75%
--------------------------------------------------------------
Short Term Bond Fund                                    .60%
--------------------------------------------------------------
Asset Manager Fund                                      .83%
--------------------------------------------------------------
Balanced Fund                                           .94%
--------------------------------------------------------------
Conservative Allocation Fund                            .25%
--------------------------------------------------------------
Growth Allocation Fund                                  .25%
--------------------------------------------------------------
Moderate Allocation Fund                                .25%
--------------------------------------------------------------
Moderate Growth Allocation Fund                         .25%
--------------------------------------------------------------

In connection with these voluntary expense limitations and contractual waiver, the Manager assumed the following expenses, which are shown on each Fund's Statement of Operations, for the six months ended April 30, 2005:

All Cap Growth Fund                               $   87,699
-------------------------------------------------------------
All Cap Value Fund                                   112,442
-------------------------------------------------------------
Mid Cap Opportunity Fund                              71,040
-------------------------------------------------------------
S&P 500 Index Fund                                 1,845,583
-------------------------------------------------------------
Small Cap Opportunity Fund                                 0
-------------------------------------------------------------
Cash Reserves Fund                                   245,857
-------------------------------------------------------------
Floating Rate Fund                                         0
-------------------------------------------------------------
Indexed Bond Fund                                     66,458
-------------------------------------------------------------
Intermediate Term Bond Fund                          155,371
-------------------------------------------------------------
Short Term Bond Fund                                  87,597
-------------------------------------------------------------

 284   MainStay Funds

Asset Manager Fund                                $  265,558
-------------------------------------------------------------
Balanced Fund                                              0
-------------------------------------------------------------
Conservative Allocation Fund                          12,177
-------------------------------------------------------------
Growth Allocation Fund                                12,120
-------------------------------------------------------------
Moderate Allocation Fund                              12,043
-------------------------------------------------------------
Moderate Growth Allocation Fund                       12,139
-------------------------------------------------------------

It was not necessary for the Manager to reimburse the Small Cap Opportunity, Floating Rate and Balanced Funds for expenses for the six months ended April 30, 2005.

These voluntary expense limitations may be terminated or revised at any time. The contractual expense waiver for the S&P 500 Index Fund is in effect through December 31, 2005. The contractual expense waivers for the Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Funds is in effect through October 31, 2005. There is no guarantee that these waivers will continue after these dates.

(B) DISTRIBUTOR. NYLIFE Distributors serves as the Funds' distributor and principal underwriter (the "Distributor") to the Class A, Class B, Class C, Class R2 and the Sweep Shares Class of all Funds offering such shares, pursuant to a Distribution Agreement.

(C) SALES CHARGES. The Funds were advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $509,734 for the six months ended April 30, 2005. The Funds were also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $121,864, $161,008 and $101,848, respectively, for the six months ended April 30, 2005.

(D) DISTRIBUTION AND SERVICE FEES. The Company and the Trust, on behalf of the Funds, each has a Distribution Agreement with the Distributor. The Funds, with respect to Class A, Class B, Class C and Class R2 shares and the Sweep Shares Class shares of the Cash Reserves Fund have adopted distribution and service plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the Investment Company Act. The Plans provide that distribution and service fees payable thereunder are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds' shares and service activities.
Pursuant to the Class A Plan and Class R2 Plan, the Distributor receives a monthly fee from each applicable Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, respectively, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, each applicable Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, for distribution activities as designated by the Distributor, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, respectively. The Class B and Class C Plans provide that the Class B and Class C shares of the Funds also incur a monthly fee, which is an expense of the Class B and Class C shares of the Funds for service activities as designated by the Distributor, at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Funds, respectively. Pursuant to the Sweep Shares Class Plan for the Cash Reserves Fund, the Distributor, NYLIFE Securities Inc., an indirect wholly-owned subsidiary of New York Life, or any other broker-dealer or other financial institution, is entitled to receive a monthly fee, which is an expense of the Sweep Shares Class Plan of the Cash Reserves Fund for distribution or service activities as designated by the Distributor, at an annual rate of 0.25% of the average daily net assets of the Fund's Sweep Shares Class for account sweep and other distribution-related and shareholder services.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares and the Sweep Shares Class shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares and the Sweep Shares Class shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1 and R2 shares and at an annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares Class shares of the Cash Reserves Fund.


(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Funds' transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS"), pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service, for the six months ended April 30, 2005 were as follows:

All Cap Growth Fund                                 $ 78,675
-------------------------------------------------------------
All Cap Value Fund                                    82,394
-------------------------------------------------------------
Mid Cap Opportunity Fund                              65,571
-------------------------------------------------------------
S&P 500 Index Fund                                   252,277
-------------------------------------------------------------
Small Cap Opportunity Fund                           140,569
-------------------------------------------------------------
Cash Reserves Fund                                    23,742
-------------------------------------------------------------
Floating Rate Fund                                   140,832
-------------------------------------------------------------
Indexed Bond Fund                                     34,232
-------------------------------------------------------------
Intermediate Term Bond Fund                           50,537
-------------------------------------------------------------
Short Term Bond Fund                                  21,188
-------------------------------------------------------------

                                                   www.mainstayfunds.com     285

Asset Manager Fund                                  $305,534
-------------------------------------------------------------
Balanced Fund                                        321,877
-------------------------------------------------------------
Conservative Allocation Fund                           1,065
-------------------------------------------------------------
Growth Allocation Fund                                 1,065
-------------------------------------------------------------
Moderate Allocation Fund                               1,065
-------------------------------------------------------------
Moderate Growth Allocation Fund                        1,065
-------------------------------------------------------------

(F) INDEPENDENT DIRECTORS AND TRUSTEES FEES. Effective January 1, 2004, non-interested Directors and Trustees are paid an annual retainer of $62,000 plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Director/Trustee and the Audit Committee Chair each receive an additional annual retainer of $10,000. The retainers are paid in the aggregate for the Company and the Trust.
(G) CAPITAL. At April 30, 2005 affiliates and employees of New York Life owned a significant number of shares of the Funds with the following values and percentages of net assets as follows:

All Cap Growth Fund               $  217,186,264        82.4%
---------------------------------------------------------------
All Cap Value Fund                    88,670,607         64.9
---------------------------------------------------------------
Mid Cap Opportunity Fund                 127,852          0.2
---------------------------------------------------------------
S&P 500 Index Fund                 1,288,864,262         87.1
---------------------------------------------------------------
Small Cap Opportunity Fund           100,607,794         28.6
---------------------------------------------------------------
Cash Reserves Fund                   146,481,936         28.5
---------------------------------------------------------------
Floating Rate Fund                   100,484,331         15.4
---------------------------------------------------------------
Indexed Bond Fund                    254,206,222         87.1
---------------------------------------------------------------
Intermediate Term Bond Fund          103,716,126         77.3
---------------------------------------------------------------
Short Term Bond Fund                  73,021,765         77.2
---------------------------------------------------------------
Asset Manager Fund                   219,407,978         64.6
---------------------------------------------------------------
Balanced Fund                        211,891,969         26.2
---------------------------------------------------------------
Conservative Allocation Fund             247,480         12.0
---------------------------------------------------------------
Growth Allocation Fund                   243,750         12.0
---------------------------------------------------------------
Moderate Allocation Fund                 247,260          6.9
---------------------------------------------------------------
Moderate Growth Allocation Fund          245,500         10.9
---------------------------------------------------------------

From time to time, a Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.
(H) OTHER. Pursuant to a Management Agreement between the Funds and the Office of the General Counsel of NYLIM ("OGC"), the cost of legal services provided to the Funds by OGC are charged to the Funds. For the six months ended April 30, 2005, these fees, which are included in Professional fees shown on the Statement of Operations, were as follows:

All Cap Growth Fund                                 $ 11,787
-------------------------------------------------------------
All Cap Value Fund                                     5,975
-------------------------------------------------------------
Mid Cap Opportunity Fund                               2,701
-------------------------------------------------------------
S&P 500 Index Fund                                    59,713
-------------------------------------------------------------
Small Cap Opportunity Fund                            13,544
-------------------------------------------------------------
Cash Reserves Fund                                    22,054
-------------------------------------------------------------
Floating Rate Fund                                    22,898
-------------------------------------------------------------
Indexed Bond Fund                                     11,701
-------------------------------------------------------------
Intermediate Term Bond Fund                            6,131
-------------------------------------------------------------
Short Term Bond Fund                                   4,079
-------------------------------------------------------------
Asset Manager Fund                                    14,336
-------------------------------------------------------------
Balanced Fund                                         29,475
-------------------------------------------------------------
Conservative Allocation Fund                               0
-------------------------------------------------------------
Growth Allocation Fund                                     0
-------------------------------------------------------------
Moderate Allocation Fund                                   0
-------------------------------------------------------------
Moderate Growth Allocation Fund                            0
-------------------------------------------------------------

NOTE 4 -- FEDERAL INCOME TAX:

At October 31, 2004, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                     CAPITAL LOSS
                                        AVAILABLE    AMOUNT
                                          THROUGH   (000'S)
All Cap Growth Fund                          2009   $24,144
                                             2010    17,488
                                             2011     2,904
                                             2012     8,299
-----------------------------------------------------------
                                                    $52,835
-----------------------------------------------------------
All Cap Value Fund                           2010   $11,887
                                             2011     6,872
-----------------------------------------------------------
                                                    $18,759
-----------------------------------------------------------
S&P 500 Index Fund                           2010   $26,156
-----------------------------------------------------------
Cash Reserves Fund                           2012   $     3
-----------------------------------------------------------
Floating Rate Fund                           2012   $   229
-----------------------------------------------------------
Indexed Bond Fund                            2007   $ 1,620
                                             2008     1,793
                                             2009       105
-----------------------------------------------------------
                                                    $ 3,518
-----------------------------------------------------------
Intermediate Term Bond Fund                  2007   $ 4,927
                                             2008     3,661
                                             2010       898
-----------------------------------------------------------
                                                    $ 9,486
-----------------------------------------------------------

 286   MainStay Funds

                                     CAPITAL LOSS
                                        AVAILABLE    AMOUNT
                                          THROUGH   (000'S)
Short Term Bond Fund                         2005   $   192
                                             2006        63
                                             2007       572
                                             2008       758
                                             2009       159
                                             2010        35
                                             2012       297
-----------------------------------------------------------
                                                    $ 2,076
-----------------------------------------------------------
Asset Manager Fund                           2010   $ 9,702
                                             2011    44,514
-----------------------------------------------------------
                                                    $54,216
-----------------------------------------------------------

The All Cap Value, S&P 500 Index, Indexed Bond, Intermediate Term Bond and Asset Manager Funds utilized $14,119,554, $11,390,033, $283,342, $1,361,903 and
$30,703,508, respectively, of capital loss carryforwards during the year ended October 31, 2004. In addition, the Short Term Bond Fund had $515,836 of capital loss carryforwards that expired.

The MainStay Short Term Bond Fund (formerly the Eclipse Short Term Bond Fund) acquired $420,163 in capital loss carryforwards as a result of the acquisition of the Eclipse Ultra Short Duration Fund. There were no capital loss carryforwards acquired by the MainStay Intermediate Term Bond Fund (formerly the Eclipse Bond Fund) as a result of the acquisition of the Eclipse Core Bond Plus Fund (see Note 8).

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended October 31, 2004 represents tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Funds for which the tax components of the distributions are shown below.

                                            2004
                                -----------------------------
                                    TAX-BASED       TAX-BASED
                                DISTRIBUTIONS   DISTRIBUTIONS
                                         FROM            FROM
                                     ORDINARY       LONG-TERM
                                       INCOME           GAINS
Small Cap Opportunity Fund      $     422,312   $   8,952,827
-------------------------------------------------------------
Cash Reserves Fund                  2,455,778               0
-------------------------------------------------------------
Balanced Fund                       3,948,204       1,497,531
-------------------------------------------------------------

NOTE 5 -- FINANCIAL INVESTMENTS:
The S&P 500 Index Fund's, Indexed Bond Fund's and Asset Manager Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

The S&P 500 Index Fund invests in stock index futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Indexed Bond Fund invests in contracts for the future delivery of debt securities in order to attempt to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Asset Manager Fund has entered into contracts for the future delivery of debt securities and invests in stock index futures contracts to rebalance the Fund's portfolio composition and risk profile to meet asset class constraints.

NOTE 6 -- COMMITMENTS AND CONTINGENCIES:

As of April 30, 2005, the Floating Rate Fund had unfunded loan commitments pursuant to the following loan agreement:

                                                                      UNFUNDED
BORROWER                                                            COMMITMENT
Venetian Casino Resort, LLC, due 6/15/11                           $   341,880
------------------------------------------------------------------------------

This commitment is available until the maturity date of the security.

NOTE 7 -- FUND SECURITIES LOANED, FOREIGN CURRENCY FORWARD CONTRACTS AND WRITTEN
OPTIONS:

As of April 30, 2005, the following Funds had securities on loan and received collateral as follows:

                                                          MARKET
                                                        VALUE OF
                                                      SECURITIES
                                                         ON LOAN     COLLATERAL
All Cap Growth Fund                                 $ 17,458,400   $17,464,438
-------------------------------------------------------------------------------
All Cap Value Fund                                             0         6,288
-------------------------------------------------------------------------------
S&P 500 Index Fund                                    29,467,396    31,079,544
-------------------------------------------------------------------------------
Indexed Bond Fund                                     74,903,994    74,904,056
-------------------------------------------------------------------------------
Intermediate Term Bond Fund                           14,691,495    15,242,455
-------------------------------------------------------------------------------
Short Term Bond Fund                                  18,441,468    18,920,000
-------------------------------------------------------------------------------
Asset Manager Fund                                    11,910,653    12,080,183
-------------------------------------------------------------------------------

The cash collateral received for securities on loan was used to purchase highly liquid short-term investments in accordance with the lending procedures of the Funds. Securities purchased with collateral received are valued at amortized cost, which approximates market value.

                                                   www.mainstayfunds.com     287

As of April 30, 2005, the Intermediate Term Bond Fund had foreign currency forward contracts:

                                                      CONTRACT      CONTRACT
INTERMEDIATE                                            AMOUNT        AMOUNT        UNREALIZED
TERM BOND FUND                                            SOLD     PURCHASED      DEPRECIATION
Foreign Currency Sale Contracts
----------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 7/6/05               E 171,048    $   220,100   $        (1,153)
----------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency forward contracts:
                                                                               $        (1,153)
----------------------------------------------------------------------------------------------

During the six months ended April 30, 2005, the All Cap Value Fund had the following transactions in Written Options:

                                                    NUMBER OF
ALL CAP VALUE FUND                                  CONTRACTS      PREMIUM
Options outstanding at October 31, 2004                     0   $        0
--------------------------------------------------------------------------
Options -- written                                        (75)     (12,525)
--------------------------------------------------------------------------
Options -- expired                                         75       12,525
--------------------------------------------------------------------------
Options outstanding at April 30, 2005                       0   $        0
--------------------------------------------------------------------------

NOTE 8 -- FUND ACQUISITIONS:
(A) On February 11, 2005, MainStay Balanced Fund acquired the assets, including the investments, and assumed the identified liabilities of MainStay Strategic Value Fund.

This reorganization was completed after shareholders approved the plan on February 2, 2005. The aggregate net assets of MainStay Balanced Fund immediately before the acquisition was $639,429,462 and the combined net assets after the acquisition was $694,383,426.

The acquisition was accomplished by a tax-free exchange of the following:

                                                         SHARES          VALUE
MainStay Strategic Value Fund
------------------------------------------------------------------------------
Class A                                               1,380,980   $15,888,219
------------------------------------------------------------------------------
Class B                                               3,260,303    37,464,604
------------------------------------------------------------------------------
Class C                                                 139,338     1,601,141
------------------------------------------------------------------------------

In exchange for the MainStay Strategic Value Fund shares and net assets, MainStay Balanced Fund issued the following number of shares:

                                                         SHARES
Class A                                                592,705
---------------------------------------------------------------
Class B                                              1,400,861
---------------------------------------------------------------
Class C                                                 59,858
---------------------------------------------------------------

(B) On December 11, 2003, MainStay Short Term Bond Fund (formerly Eclipse Short Term Bond Fund) acquired the assets, including the investments, and assumed the identified liabilities of Eclipse Ultra Short Duration Fund.

This reorganization was completed after shareholders approved the plan on September 24, 2003. The aggregate net assets of MainStay Short Term Bond Fund immediately before the acquisition was $35,809,687 and the combined net assets after the acquisition was $110,548,775.

The acquisition was accomplished by a tax-free exchange of the following:

                                                         SHARES          VALUE
Eclipse Ultra Short Duration Fund
------------------------------------------------------------------------------
No-Load Class                                         7,456,363   $74,520,760
------------------------------------------------------------------------------
Service Class                                            21,691       218,328
------------------------------------------------------------------------------

In exchange for the Eclipse Ultra Short Duration Fund shares and net assets, MainStay Short Term Bond Fund issued the following number of shares:

                                                         SHARES
No-Load Class                                        7,983,823
---------------------------------------------------------------
Service Class                                           23,275
---------------------------------------------------------------

 288   MainStay Funds

Eclipse Ultra Short Duration Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and temporary book-to-tax differences:

                                                                                                                TEMPORARY
                            TOTAL NET              CAPITAL           UNREALIZED      ACCUMULATED NET          BOOK-TO-TAX
                               ASSETS                STOCK         APPRECIATION        REALIZED LOSS          DIFFERENCES
Eclipse Ultra Short
  Duration Fund           $74,739,088          $75,334,518      $        78,654      $      (420,163)     $      (253,921)
-------------------------------------------------------------------------------------------------------------------------

(C) On December 11, 2003, MainStay Intermediate Term Bond Fund (formerly Eclipse Bond Fund) acquired the assets, including the investments, and assumed the identified liabilities of Eclipse Core Bond Plus Fund.

This reorganization was completed after shareholders approved the plan on September 24, 2003. The aggregate net assets of MainStay Intermediate Term Bond Fund immediately before the acquisition was $123,809,905 and the combined net assets after the acquisition was $150,603,301.
The acquisition was accomplished by a tax-free exchange of the following:

                                                         SHARES          VALUE
Eclipse Core Bond Plus Fund                           2,614,400   $26,793,396
------------------------------------------------------------------------------

In exchange for the Eclipse Core Bond Plus Fund shares and net assets, MainStay Intermediate Term Bond Fund issued the following number of shares:

                                                         SHARES
No-Load Class                                        2,713,657
---------------------------------------------------------------

Eclipse Core Bond Plus Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and temporary book-to-tax differences:

                                                                                               TEMPORARY
                             TOTAL NET               CAPITAL            UNREALIZED           BOOK-TO-TAX
                                ASSETS                 STOCK          APPRECIATION           DIFFERENCES
Eclipse Core Bond
  Plus Fund                $26,793,396           $26,387,302       $       312,011       $        94,083
--------------------------------------------------------------------------------------------------------

NOTE 9 -- CUSTODIAN:

The Bank of New York is custodian of cash and securities of each Fund of the Company and Trust. Custodial fees are charged to each Fund based on the market value of securities in each Fund and the number of certain cash transactions incurred by each Fund.

NOTE 10 -- LINE OF CREDIT:

The Funds, and certain affiliated funds, with the exception of the Cash Reserves Fund, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2005.

                                                   www.mainstayfunds.com     289

NOTE 11 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2005, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                  ALL CAP               ALL CAP               MID CAP
                                GROWTH FUND           VALUE FUND         OPPORTUNITY FUND
                            -------------------   -------------------   -------------------
                            PURCHASES    SALES    PURCHASES    SALES    PURCHASES    SALES
U.S. Government securities   $    --    $    --    $    --    $    --    $    --    $    --
-------------------------------------------------------------------------------------------
All others                    58,594     64,311     34,304     29,108     56,701     18,886
-------------------------------------------------------------------------------------------
Total                        $58,594    $64,311    $34,304    $29,108    $56,701    $18,886
-------------------------------------------------------------------------------------------

                             INTERMEDIATE TERM         SHORT TERM           ASSET MANAGER
                                 BOND FUND              BOND FUND                FUND
                            --------------------   -------------------   --------------------
                            PURCHASES    SALES     PURCHASES    SALES    PURCHASES    SALES
U.S. Government securities  $117,840    $129,617    $64,354    $55,091   $ 52,904    $ 48,845
---------------------------------------------------------------------------------------------
All others                    22,026      35,985         --     11,690    112,879     108,343
---------------------------------------------------------------------------------------------
Total                       $139,866    $165,602    $64,354    $66,781   $165,783    $157,188
---------------------------------------------------------------------------------------------

NOTE 12 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares were as follows:

                                                                     ALL CAP GROWTH FUND
                             ----------------------------------------------------------------------------------------------------
                             CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C     CLASS I      SERVICE CLASS+
                             -------   -------   -------   -------   -------   -------   -------   -----------   ----------------
                                                                          JANUARY 2, 2004*         YEAR ENDED    NOVEMBER 1, 2003
                                       SIX MONTHS ENDED                        THROUGH             OCTOBER 31,       THROUGH
                                        APRIL 30, 2005                    OCTOBER 31, 2004            2004       JANUARY 9, 2004
Shares sold                    139       113        19        535      786       198        31        1,736              20
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in
 reinvestment of dividends
 and distributions              --        --        --         --       --        --        --           --              --
---------------------------------------------------------------------------------------------------------------------------------
                               139       113        19        535      786       198        31        1,736              20
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed               (153)      (26)       (4)    (1,494)     (92)       (8)       (2)      (6,663)           (602)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)        (14)       87        15       (959)     694       190        29       (4,927)           (582)
---------------------------------------------------------------------------------------------------------------------------------

                                                                     MID CAP OPPORTUNITY FUND
                                 ------------------------------------------------------------------------------------------------
                                 CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I    SERVICE CLASS+
                                 -------   -------   -------   -------   -------   -------   -------   -------   ----------------
                                                                         JANUARY 2, 2004*       YEAR ENDED       NOVEMBER 1, 2003
                                           SIX MONTHS ENDED                   THROUGH           OCTOBER 31,          THROUGH
                                            APRIL 30, 2005               OCTOBER 31, 2004          2004          JANUARY 9, 2004
Shares sold                        783       564       293       193       298       259       220       398              1
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment
 of dividends and distributions     10         9         7        22        --        --        --(a)      5             --(a)
---------------------------------------------------------------------------------------------------------------------------------
                                   793       573       300       215       298       259       220       403              1
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                    (46)      (35)      (36)     (239)      (18)      (10)       (6)     (266)            (1)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)            747       538       264       (24)      280       249       214       137             --(a)
---------------------------------------------------------------------------------------------------------------------------------

                                                                    SMALL CAP OPPORTUNITY FUND
                                 ------------------------------------------------------------------------------------------------
                                 CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I    SERVICE CLASS+
                                 -------   -------   -------   -------   -------   -------   -------   -------   ----------------
                                                                         JANUARY 2, 2004*       YEAR ENDED       NOVEMBER 1, 2003
                                           SIX MONTHS ENDED                   THROUGH           OCTOBER 31,          THROUGH
                                            APRIL 30, 2005               OCTOBER 31, 2004          2004          JANUARY 9, 2004
Shares sold                       2,330     1,030      670      4,029     1,473      874       311      6,894            9
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment
 of dividends and distributions     206       164       49      1,634        --(a)    --        --(a)     538            4
---------------------------------------------------------------------------------------------------------------------------------
                                  2,536     1,194      719      5,663     1,473      874       311      7,432           13
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                    (426)      (86)     (63)    (2,008)     (148)     (63)      (11)    (7,065)         (79)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)           2,110     1,108      656      3,655     1,325      811       300        367          (66)
---------------------------------------------------------------------------------------------------------------------------------

*  Commencement of Operations.
+  Service Class ceased operations on January 9, 2004.
(a) Less than one thousand shares.

 290   MainStay Funds

          S&P 500              SMALL CAP            FLOATING RATE          INDEXED BOND
        INDEX FUND          OPPORTUNITY FUND            FUND                   FUND
    -------------------   --------------------   -------------------   --------------------
    PURCHASES    SALES    PURCHASES    SALES     PURCHASES    SALES    PURCHASES    SALES
    $     --    $    --   $     --    $     --   $     --    $    --   $271,606    $216,666
-------------------------------------------------------------------------------------------
     127,647     31,455    284,568     179,732    382,541     18,913     12,136       2,581
-------------------------------------------------------------------------------------------
    $127,647    $31,455   $284,568    $179,732   $382,541    $18,913   $283,742    $219,247
-------------------------------------------------------------------------------------------

          BALANCED            CONSERVATIVE            GROWTH              MODERATE         MODERATE GROWTH
            FUND            ALLOCATION FUND      ALLOCATION FUND      ALLOCATION FUND      ALLOCATION FUND
    --------------------   ------------------   ------------------   ------------------   ------------------
    PURCHASES    SALES     PURCHASES   SALES    PURCHASES   SALES    PURCHASES   SALES    PURCHASES   SALES
    $     --    $    875    $   --     $   --    $   --     $   --    $   --     $   --    $   --     $   --
------------------------------------------------------------------------------------------------------------
     517,002     133,432     1,553         --     1,899         --     3,065         --     1,866         --
------------------------------------------------------------------------------------------------------------
    $517,002    $134,307    $1,553     $   --    $1,899     $   --    $3,065     $   --    $1,866     $   --
------------------------------------------------------------------------------------------------------------

                                                ALL CAP VALUE FUND
    ----------------------------------------------------------------------------------------------------------
    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C       CLASS I         SERVICE CLASS+
    -------   -------   -------   -------   -------   -------   -------   ----------------   -----------------
                                                 JANUARY 2, 2004*                            NOVEMBER 1, 2003
              SIX MONTHS ENDED                        THROUGH                YEAR ENDED           THROUGH
               APRIL 30, 2005                    OCTOBER 31, 2004         OCTOBER 31, 2004    JANUARY 9, 2004
      207       234        36        660      842       315        83           1,925                 37
--------------------------------------------------------------------------------------------------------------
        6         1        --         97       --        --        --             172                  4
--------------------------------------------------------------------------------------------------------------
      213       235        36        757      842       315        83           2,097                 41
--------------------------------------------------------------------------------------------------------------
      (98)      (25)      (12)    (1,047)     (99)       (9)      (11)         (7,122)              (521)
--------------------------------------------------------------------------------------------------------------
      115       210        24       (290)     743       306        72          (5,025)              (480)
--------------------------------------------------------------------------------------------------------------

                                S&P 500 INDEX FUND
    ---------------------------------------------------------------------------
    CLASS A   CLASS I       CLASS A            CLASS I         SERVICE CLASS+
    -------   -------   ----------------   ----------------   -----------------
                        JANUARY 2, 2004*                      NOVEMBER 1, 2003
    SIX MONTHS ENDED        THROUGH           YEAR ENDED           THROUGH
     APRIL 30, 2005     OCTOBER 31, 2004   OCTOBER 31, 2004    JANUARY 9, 2004
     3,114    11,010         13,266             12,887                652
-------------------------------------------------------------------------------
       124       588             --                382                 81
-------------------------------------------------------------------------------
     3,238    11,598         13,266             13,269                733
-------------------------------------------------------------------------------
    (2,858)   (4,683)        (2,530)            (7,821)            (8,845)
-------------------------------------------------------------------------------
       380     6,915         10,736              5,448             (8,111)
-------------------------------------------------------------------------------

                             CASH RESERVES FUND
    ---------------------------------------------------------------------
               SWEEP SHARES              SWEEP SHARES
    CLASS I       CLASS       CLASS I       CLASS        SERVICE CLASS+
    --------   ------------   --------   ------------   -----------------
                                                        NOVEMBER 1, 2003
       SIX MONTHS ENDED             YEAR ENDED               THROUGH
        APRIL 30, 2005           OCTOBER 31, 2004        JANUARY 9, 2004
     330,981      152,233      506,073      136,262            2,796
-------------------------------------------------------------------------
       2,309        1,980        1,742          544                6
-------------------------------------------------------------------------
     333,290      154,213      507,815      136,806            2,802
-------------------------------------------------------------------------
    (328,219)    (152,269)    (482,326)    (148,842)         (20,300)
-------------------------------------------------------------------------
       5,071        1,944       25,489      (12,036)         (17,498)
-------------------------------------------------------------------------

                                                    www.mainstayfunds.com    291

                                                                                 FLOATING RATE FUND
                                                    -----------------------------------------------------------------------------
                                                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
                                                    -------   -------   -------   -------   -------   -------   -------   -------
                                                                                                        MAY 3, 2004*
                                                              SIX MONTHS ENDED                             THROUGH
                                                               APRIL 30, 2005                         OCTOBER 31, 2004
Shares sold                                         24,480     2,493     7,260        84    26,911     4,259     8,981       228
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and
 distributions                                         315        49        95         5       130        27        38         2
---------------------------------------------------------------------------------------------------------------------------------
                                                    24,795     2,542     7,355        89    27,041     4,286     9,019       230
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                                     (5,165)     (799)   (1,722)       (6)   (1,615)     (475)     (467)       (1)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                             19,630     1,743     5,633        83    25,426     3,811     8,552       229
---------------------------------------------------------------------------------------------------------------------------------

                                                                   INTERMEDIATE TERM BOND FUND
                                            --------------------------------------------------------------------------
                                            CLASS A    CLASS B    CLASS C    CLASS I    CLASS A    CLASS B     CLASS C
                                            -------    -------    -------    -------    -------    --------    -------
                                                                                               JANUARY 2, 2004*
                                                        SIX MONTHS ENDED                           THROUGH
                                                         APRIL 30, 2005                        OCTOBER 31, 2004
Shares sold                                   176        150         79         935       948        313         114
----------------------------------------------------------------------------------------------------------------------
Shares issued in connection with
 acquisition of Core Bond Plus or Ultra
 Short Duration Fund (b)                       --         --         --          --        --         --          --
----------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of
 dividends and distributions                   12          3          1         213        15          3           1
----------------------------------------------------------------------------------------------------------------------
                                              188        153         80       1,148       963        316         115
----------------------------------------------------------------------------------------------------------------------
Shares redeemed                              (327)       (40)       (25)     (4,252)     (153)       (42)        (21)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      (139)       113         55      (3,104)      810        274          94
----------------------------------------------------------------------------------------------------------------------

                                            INTERMEDIATE TERM BOND FUND
                                          -------------------------------
                                            CLASS I       SERVICE CLASS+
                                          -----------    ----------------
                                          YEAR ENDED     NOVEMBER 1, 2003
                                          OCTOBER 31,        THROUGH
                                             2004        JANUARY 9, 2004
Shares sold                                  4,199               12
----------------------------------------
Shares issued in connection with
 acquisition of Core Bond Plus or Ultra
 Short Duration Fund (b)                     2,714               --
----------------------------------------
Shares issued in reinvestment of
 dividends and distributions                   469                4
----------------------------------------
                                             7,382               16
----------------------------------------
Shares redeemed                             (5,453)            (603)
----------------------------------------
Net increase (decrease)                      1,929             (587)
----------------------------------------

                                                                      ASSET MANAGER FUND
                                                --------------------------------------------------------------
                                                CLASS A    CLASS B    CLASS C    CLASS I    CLASS A    CLASS B
                                                -------    -------    -------    -------    -------    -------
                                                                                             JANUARY 2, 2004*
                                                            SIX MONTHS ENDED                     THROUGH
                                                             APRIL 30, 2005                  OCTOBER 31, 2004
Shares sold                                      1,243       927        162       1,232      5,079      1,655
--------------------------------------------------------------------------------------------------------------
Shares issued in connection with acquisition
 of Strategic Value Fund (b)                        --        --         --          --         --         --
--------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends
 and distributions                                  65        20          3         267         --         --
--------------------------------------------------------------------------------------------------------------
                                                 1,308       947        165       1,499      5,079      1,655
--------------------------------------------------------------------------------------------------------------
Shares redeemed                                   (478)     (106)       (54)     (1,443)      (676)       (53)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease)                            830       841        111          56      4,403      1,602
--------------------------------------------------------------------------------------------------------------

                                                        ASSET MANAGER FUND
                                              ---------------------------------------
                                              CLASS C    CLASS I     SERVICE CLASS+
                                              -------    -------    -----------------
                                                  YEAR ENDED        NOVEMBER 1, 2003
                                                 OCTOBER 31,             THROUGH
                                                     2004            JANUARY 9, 2004
Shares sold                                     268       2,819              72
--------------------------------------------
Shares issued in connection with acquisition
 of Strategic Value Fund (b)                     --          --              --
--------------------------------------------
Shares issued in reinvestment of dividends
 and distributions                               --(a)      437              53
--------------------------------------------
                                                268       3,256             125
--------------------------------------------
Shares redeemed                                 (15)     (6,750)         (3,132)
--------------------------------------------
Net increase (decrease)                         253      (3,494)         (3,007)
--------------------------------------------

                                                                      CONSERVATIVE ALLOCATION FUND
                                                                ----------------------------------------
                                                                CLASS A    CLASS B    CLASS C    CLASS I
                                                                -------    -------    -------    -------
                                                                             APRIL 4, 2005*
                                                                                THROUGH
                                                                             APRIL 30, 2005
Shares sold                                                       147         52          8          1
--------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and distributions       --         --         --         --
--------------------------------------------------------------------------------------------------------
                                                                  147         52          8          1
--------------------------------------------------------------------------------------------------------
Shares redeemed                                                   (--)(a)    (--)(a)    (--)(a)    (--)(a)
--------------------------------------------------------------------------------------------------------
Net increase                                                      147         52          8          1
--------------------------------------------------------------------------------------------------------

                                                                        MODERATE ALLOCATION FUND
                                                                ----------------------------------------
                                                                CLASS A    CLASS B    CLASS C    CLASS I
                                                                -------    -------    -------    -------
                                                                             APRIL 4, 2005*
                                                                                THROUGH
                                                                             APRIL 30, 2005
Shares sold                                                       224        124         11          1
--------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and distributions       --         --         --         --
--------------------------------------------------------------------------------------------------------
                                                                  224        124         11          1
--------------------------------------------------------------------------------------------------------
Shares redeemed                                                   (--)(a)    (--)(a)    (--)(a)    (--)(a)
--------------------------------------------------------------------------------------------------------
Net increase                                                      224        124         11          1
--------------------------------------------------------------------------------------------------------

* Commencement of Operations.
+ Service Class ceased operations on January 9, 2004.
(a) Less than one thousand shares.
(b) On February 11, 2005 and pursuant to shareholder approval, the assets and liabilities of the MainStay Strategic Value Fund were acquired by the MainStay Balanced Fund. On December 11, 2003 and pursuant to shareholder approval, the assets and liabilities of the Eclipse Core Bond Plus Fund were acquired by the Eclipse Bond Fund which was subsequently renamed MainStay Intermediate Term Bond Fund. Also on December 11, 2003 and pursuant to shareholder approval, the assets and liabilities of the Eclipse Ultra Short Duration Fund were acquired by the Eclipse Short Term Bond Fund which was subsequently renamed MainStay Short Term Bond Fund.

 292   MainStay Funds

                                 INDEXED BOND FUND
    ---------------------------------------------------------------------------
    CLASS A   CLASS I       CLASS A            CLASS I         SERVICE CLASS+
    -------   -------   ----------------   ----------------   -----------------
                        JANUARY 2, 2004*                      NOVEMBER 1, 2003
    SIX MONTHS ENDED        THROUGH           YEAR ENDED           THROUGH
     APRIL 30, 2005     OCTOBER 31, 2004   OCTOBER 31, 2004    JANUARY 9, 2004
     1,888     4,640          6,085              5,664                466
-------------------------------------------------------------------------------
       103       468             98                577                 14
-------------------------------------------------------------------------------
     1,991     5,108          6,183              6,241                480
-------------------------------------------------------------------------------
      (963)   (2,493)        (1,840)            (4,342)            (3,312)
-------------------------------------------------------------------------------
     1,028     2,615          4,343              1,899             (2,832)
-------------------------------------------------------------------------------

                               SHORT TERM BOND FUND
    --------------------------------------------------------------------------
    CLASS A   CLASS I       CLASS A            CLASS I         SERVICE CLASS+
    -------   -------   ----------------   ----------------   ----------------
                        JANUARY 2, 2004*                      NOVEMBER 1, 2003
    SIX MONTHS ENDED        THROUGH           YEAR ENDED          THROUGH
     APRIL 30, 2005     OCTOBER 31, 2004   OCTOBER 31, 2004   JANUARY 9, 2004
      246        458          2,158              2,000               25
------------------------------------------------------------------------------
       --         --             23              7,984               --
------------------------------------------------------------------------------
        5         51             10                100               --(a)
------------------------------------------------------------------------------
      251        509          2,191             10,084               25
------------------------------------------------------------------------------
      (81)    (1,198)        (1,628)            (3,598)             (84)
------------------------------------------------------------------------------
      170       (689)           563              6,486              (59)
------------------------------------------------------------------------------

                                                          BALANCED FUND
    -------------------------------------------------------------------------------------------------------------------------
    CLASS A   CLASS B   CLASS C   CLASS I   CLASS R1   CLASS R2   CLASS A   CLASS B   CLASS C   CLASS I   CLASS R1   CLASS R2
    -------   -------   -------   -------   --------   --------   -------   -------   -------   -------   --------   --------
                                                                  JANUARY 2, 2004*                         JANUARY 2, 2004*
                         SIX MONTHS ENDED                              THROUGH           YEAR ENDED             THROUGH
                          APRIL 30, 2005                          OCTOBER 31, 2004    OCTOBER 31, 2004     OCTOBER 31, 2004
     4,146     2,776     2,041     3,007     1,200      1,367      4,783     2,597     1,184     4,080     1,255        933
-----------------------------------------------------------------------------------------------------------------------------
       593     1,401        60        --        --         --         --        --        --        --        --         --
-----------------------------------------------------------------------------------------------------------------------------
       102        56        23       187        41         22         18         4         2       172         4          2
-----------------------------------------------------------------------------------------------------------------------------
     4,841     4,233     2,124     3,194     1,241      1,389      4,801     2,601     1,186     4,252     1,259        935
-----------------------------------------------------------------------------------------------------------------------------
      (594)     (235)     (122)   (1,018)     (142)      (617)      (543)     (120)      (46)   (3,293)      (64)      (174)
-----------------------------------------------------------------------------------------------------------------------------
     4,247     3,998     2,002     2,176     1,099        772      4,258     2,481     1,140       959     1,195        761
-----------------------------------------------------------------------------------------------------------------------------

       BALANCED FUND
     -----------------
      SERVICE CLASS+
     -----------------
     NOVEMBER 1, 2003
          THROUGH
      JANUARY 9, 2004
             222
---
              --
---
              15
---
             237
---
          (1,033)
---
            (796)
---

           GROWTH ALLOCATION FUND
    -------------------------------------
    CLASS A   CLASS B   CLASS C   CLASS I
    -------   -------   -------   -------
               APRIL 4, 2005*
                   THROUGH
               APRIL 30, 2005
      116        86         6         1
-----------------------------------------
       --        --        --        --
-----------------------------------------
      116        86         6         1
-----------------------------------------
      (--)(a)   (--)(a)   (--)(a)   (--)(a)
-----------------------------------------
      116        86         6         1
-----------------------------------------

       MODERATE GROWTH ALLOCATION FUND
    -------------------------------------
    CLASS A   CLASS B   CLASS C   CLASS I
    -------   -------   -------   -------
               APRIL 4, 2005*
                   THROUGH
               APRIL 30, 2005
      141        77        10         1
-----------------------------------------
       --        --        --        --
-----------------------------------------
      141        77        10         1
-----------------------------------------
      (--)(a)   (--)(a)   (--)(a)   (--)(a)
-----------------------------------------
      141        77        10         1
-----------------------------------------

                                                    www.mainstayfunds.com    293

NOTE 13 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of the Eclipse Funds Inc. or the Eclipse Funds.

 294   MainStay Funds

BOARD MEMBERS AND OFFICERS

The Board Members oversee the Funds, the Manager and the Subadvisor. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

                                                                                               NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                                     IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)                           OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST 5 YEARS                               BOARD MEMBER     BOARD MEMBER
        ---------------------------------------------------------------------------------------------------------------------

        LAWRENCE GLACKEN  Director since     Retired.                                                16         None
        10/22/27          1991 and Trustee
                          since 2000
        ---------------------------------------------------------------------------------------------------------------------
        PETER MEENAN(1)   Director since     Consultant; President and Chief Executive               16         Trustee, The
        12/5/41           2002 and Trustee   Officer of Babson-United, Inc. (2000 to 2004);                     Vantagepoint
                          since 2000         Head of Global Funds, Citicorp (1995 to 1999).                     Funds.
        ---------------------------------------------------------------------------------------------------------------------
        ROBERT P.         Director since     Retired.                                                16         None
        MULHEARN          1991 and Trustee
        3/11/47           since 2000
        ---------------------------------------------------------------------------------------------------------------------
        SUSAN B.          Director since     President, Strategic Management Advisors LLC.           16         Director,
        KERLEY(2)         1991 and Trustee                                                                      SSB/Citi
        8/12/51           since 2000                                                                            Mutual Funds.
        ---------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD                                                   NUMBER OF FUNDS      OTHER
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)                         IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST 5 YEARS                             OVERSEEN BY OFFICER  HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and           57           None
        ANSELMI           Officer since      Secretary, New York Life Investment Management
        10/19/46          2003               LLC (including predecessor advisory
                                             organizations); General Counsel and Secretary,
                                             New York Life Investment Management Holdings
                                             LLC; Senior Vice President, New York Life
                                             Insurance Company; Vice President and
                                             Secretary, McMorgan & Company LLC; Secretary,
                                             NYLIM Service Company LLC, NYLCAP Manager LLC,
                                             and Madison Capital Funding LLC; Chief Legal
                                             Officer, The MainStay Funds and MainStay VP
                                             Series Fund, Inc.; Managing Director and
                                             Senior Counsel, Lehman Brothers Inc. (October
                                             1998 to December 1999); General Counsel and
                                             Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since    Executive Vice President, New York Life                 36           None
        BLUNT             2005               Investment Management LLC and New York Life
        5/13/61                              Investment Management Holdings LLC (since July
                                             2004); Manager and Executive Vice President,
                                             NYLIM Product Distribution, NYLIFE
                                             Distributors LLC (since January 2005);
                                             Chairman, NYLIM Service Company LLC (since
                                             March 2005); Chairman and Class C Director,
                                             New York Life Trust Company, FSB (since
                                             December 2004); Chairman, New York Life Trust
                                             Company (since February 2005); President, The
                                             MainStay Funds (since May 2005); Chairman and
                                             Chief Executive Officer, Giving Capital, Inc.
                                             (2001 to June 2004); Chief Marketing
                                             Officer--Americas, Merrill Lynch Investment
                                             Managers and President, Mercury Funds
                                             Distributors (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

1. Mr. Meenan has been appointed Chairman of the Audit Committee.
2. Ms. Kerley has been designated the Lead Independent Trustee/Director.

                                                    www.mainstayfunds.com    295

                          POSITION(S) HELD                                                   NUMBER OF FUNDS      OTHER
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)                         IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST 5 YEARS                             OVERSEEN BY OFFICER  HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK G. BOYLE  Executive Vice     Executive Vice President, Eclipse Funds (2001           16           New York Life
        11/24/53          President since    to present); Senior Managing Director, New                           Trust Company;
                          2003               York Life Investment Management LLC,                                 Madison Capital
                                             (including predecessor advisory organizations)                       Funding LLC.
                                             (2000 to 2002); Senior Vice President, Pension
                                             Department, New York Life Insurance Company
                                             (1991 to 2000); Director, Eclipse Funds Inc.
                                             (1990 to 2003); Trustee, New York Life
                                             Investment Management Institutional Funds
                                             (2002 to 2003).
        -------------------------------------------------------------------------------------------------------------------------
        TONY ELAVIA       Senior Vice        Senior Managing Director, New York Life                 16           None
        1/11/56           President since    Investment Management LLC; Chief Investment
                          2005               Officer of NYLIM Equity Investors Group;
                                             Managing Director and Senior Portfolio Manager
                                             of the Large Cap Growth team of Putnam
                                             Investments (1998 to 2004).
        -------------------------------------------------------------------------------------------------------------------------
        JEFFREY J.        Vice President,    Managing Director of Fund Accounting and                63           None
        GABOURY           Treasurer, and     Administration, New York Life Investment
        10/23/68          Chief Financial    Management LLC (since December 2004); Manager,
                          Officer since      NYLIM Service Company LLC (since March 2005);
                          2005               Executive Vice President, New York Life Trust
                                             Company (since February 2005); Vice President,
                                             Treasurer, and Chief Financial Officer, The
                                             MainStay Funds (since May 2005); and MainStay
                                             VP Series Fund, Inc. (since June 2005);
                                             Treasurer and Principal Financial Officer,
                                             McMorgan Funds; Director of Fund
                                             Administration, Investors Bank & Trust Company
                                             (1995 to 2004).
        -------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management           57           None
        HARRINGTON        Administration     LLC (including predecessor advisory
        2/8/59            since 2005         organizations); Vice
                                             President--Administration, MainStay VP Series
                                             Fund, Inc. and The MainStay Funds (since June
                                             2005).
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--   Managing Director and Chief Compliance                  57           None
        MICUCCI           Compliance since   Officer, New York Life Investment Management
        12/16/65          2004               LLC (June 2003 to present); Chief Compliance
                                             Officer, New York Life Investment Management
                                             Holdings LLC (June 2003 to present); Managing
                                             Director, Compliance, NYLIFE Distributors LLC;
                                             Vice President--Compliance, The MainStay Funds
                                             and MainStay VP Series Fund, Inc.; Deputy
                                             Chief Compliance Officer, New York Life
                                             Investment Management LLC (September 2002 to
                                             June 2003); Vice President and Compliance
                                             Officer, Goldman Sachs Asset Management
                                             (November 1999 to August 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since    Managing Director and Associate General                 57           None
        MORRISON          2004               Counsel, New York Life Investment Management
        3/26/56                              LLC (since June 2004); Secretary, The MainStay
                                             Funds and MainStay VP Series Fund, Inc.;
                                             Managing Director and Secretary, NYLIFE
                                             Distributors LLC; Chief Legal Officer--Mutual
                                             Funds and Vice President and Corporate
                                             Counsel, The Prudential Insurance Company of
                                             America (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------

 296   MainStay Funds

                          POSITION(S) HELD                                                   NUMBER OF FUNDS      OTHER
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)                         IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST 5 YEARS                             OVERSEEN BY OFFICER  HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
        GARY E.           Chief Executive    Chief Executive Officer, Chairman, and                  57           None
        WENDLANDT         Officer since      Manager, New York Life Investment Management
        10/8/50           2005               LLC (including predecessor advisory
                                             organizations) and New York Life Investment
                                             Management Holdings LLC; Executive Vice
                                             President, New York Life Insurance Company;
                                             Director, NYLIFE Distributors LLC; Executive
                                             Vice President and Manager, NYLIFE LLC;
                                             Chairman, McMorgan & Company LLC, Madison
                                             Capital Funding LLC, NYLCAP Manager LLC;
                                             Manager, MacKay Shields LLC; Executive Vice
                                             President, New York Life Insurance and Annuity
                                             Corporation; Chairman, Chief Executive
                                             Officer, and Director, MainStay VP Series
                                             Fund, Inc.; President, Eclipse Funds;
                                             Chairman, Chief Executive Officer, and
                                             Trustee, The MainStay Funds (20 portfolios);
                                             Executive Vice President and Chief Investment
                                             Officer, MassMutual Life Insurance Company
                                             (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--   Vice President, New York Life Insurance                 57           None
        ZUCCARO           Tax since 1993     Company; Vice President, New York Life
        12/12/49                             Insurance and Annuity Corporation, New York
                                             Life Trust Company, FSB, NYLIFE Insurance
                                             Company of Arizona, NYLIFE LLC, and NYLIFE
                                             Securities, Inc.; Vice President, Tax, NYLIFE
                                             Distributors LLC; Tax Vice President, New York
                                             Life International, LLC; New York Life Trust
                                             Company, and NYLIM Service Company LLC; Vice
                                             President--Tax, The MainStay Funds and
                                             MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com    297

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each fund's board of directors or trustees, including a majority of directors or trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements.

At various meetings held between December 2004 and March 2005, the Board of Directors/Trustees of the Funds (the "Board"), which is comprised solely of Independent Directors, considered the approval or renewal of the Funds' Management and Subadvisory Agreements, as appropriate (the "Agreements"). In reaching its decision to approve the Agreements, the Board, which was advised by independent legal counsel, considered the following factors and reached the conclusions described below.

The Board examined the nature, extent and quality of the services that NYLIM provides to the Funds. The Board evaluated NYLIM's experience in serving as manager of the Funds, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields, its affiliate, as a Subadviser to the All Cap Growth, All Cap Value, Intermediate Term Bond and Short Term Bond Funds (collectively, the "Subadvised Funds"). The Board considered the experience of senior personnel at NYLIM in providing investment management and administrative services to the Funds as well as NYLIM's reputation and financial condition. The Board noted recent staff additions in NYLIM's senior management and other personnel responsible for mutual fund operations, and resource enhancements supporting its delivery of services to the Funds. The Board also considered NYLIM's performance in fulfilling its responsibilities for overseeing the Funds' legal and compliance environment, and overseeing MacKay Shields' compliance with the Funds' policies and investment objectives, and in implementing Board directives as they relate to the Funds. In addition, the Board noted that NYLIM also is responsible for paying the salaries and expenses for each of the Funds' officers. The Board considered the scope and quality of NYLIM's services provided to the Funds' shareholders (through its affiliate NYLIM Service Company LLC), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on multiple occasions. The Board further considered NYLIM's track record and experience in providing investment advisory services to those Funds that are not Subadvised Funds. Based on these considerations, the Board concluded that each Fund is likely to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Subadvised Funds. It examined MacKay Shields' track record and experience in providing investment advisory services to the Subadvised Funds, the experience of senior personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel and product enhancements designed to benefit the Funds, including strengthened portfolio management teams and additions to MacKay Shields' legal and compliance departments. Based on these considerations, the Board concluded that each of the Subadvised Funds is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

In evaluating the investment performance for each of the Funds, the Board considered information provided by NYLIM and MacKay Shields on each Fund's performance track record as compared to its benchmark. The Board also considered comparative data provided by Lipper, an independent third-party service provider, on the performance of similar mutual funds managed by other investment advisers.

In evaluating the Funds' management and subadvisory fees, the Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients. The Board also considered comparative data provided by Lipper, an independent third-party service provider, on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of each Fund's management fees, discussed in greater detail below, when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in each Fund's Lipper expense group.

The Board considered that, in addition to fees earned by NYLIM and MacKay Shields for managing the Funds, NYLIM affiliates also earn revenues from serving the Funds in various other capacities, including as transfer agent and distributor. The Board reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Funds, and with respect to each Fund individually. The Board also reviewed information from NYLIM illustrating the expenses allocated by NYLIM to each of the Funds. In

 298   MainStay Funds
addition, the Board recognized the benefits to NYLIM and MacKay Shields from legally permitted "soft dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Funds with respect to trades on the Funds' portfolio securities.

In addition, the Board also considered the following factors for each Fund:

MAINSTAY ALL CAP GROWTH FUND

The Board noted that this Fund's performance track record appears to be below that of its Lipper performance universe in recent years, but observed that, based on information provided to the Board by NYLIM and MacKay Shields, the Fund's performance has improved since it began investing in issuers representing a broader range of market capitalizations. In addition, the Board considered the investment MacKay Shields has made in recent personnel enhancements to this Fund's portfolio management team. The Board concluded that it was appropriate to continue monitoring the performance of this Fund as it develops a performance track record in the all-capitalization universe and is impacted by the recent enhancements to its portfolio management team.

The Board considered that this Fund's overall management fee appeared to be just above its Lipper expense group median, but that the Fund's net total operating expenses, after factoring the impact of expense limitations voluntarily instituted by NYLIM, appear to be among the lowest in its Lipper expense group. The Board also considered that, at the Board's request, NYLIM has now agreed to obtain the Board's approval before raising or removing the expense limitation it has placed on the Fund. Based on these considerations, the Board concluded that the management fee was reasonable and compared favorably in relation to similar portfolios.

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Lipper showing that the Fund's management fee remains competitive within its Lipper expense group as the Fund's assets hypothetically increase over time. Based on this information, the Board concluded that the Fund's current expense structure reflects reasonable economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow.

In addition, the Board considered information provided by NYLIM and MacKay Shields on the costs associated with managing the Fund and the anticipated profitability of the Fund to NYLIM and MacKay Shields. It considered NYLIM's and MacKay Shields' investments in personnel, systems and equipment necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. In light of these considerations, the Board concluded that the anticipated profits to be realized by NYLIM and MacKay Shields were reasonable.

MAINSTAY ALL CAP VALUE FUND

The Board noted that, in recent years, the Fund's performance appears to be below the median of its Lipper performance universe. The Board considered ongoing efforts by MacKay Shields, as described to the Board, to evaluate this Fund's investment process. In addition, the Board noted the recent investment MacKay Shields' has made in personnel enhancements to this Fund's portfolio management team. The Board concluded that it would continue to actively monitor this Fund's performance over the coming year, as MacKay Shields continues to evaluate the Fund's investment strategies and processes, and the Fund is impacted by the recent enhancements to its portfolio management team.

The Board also noted that, although this Fund's overall management fee appears to be above its Lipper expense group median, the Fund's net management fee, after factoring the impact of expense limitations voluntarily put in place by NYLIM, appears to be at the lower end of its Lipper expense group. In addition, the Fund's net total operating expenses also appear to be at the lower end of its Lipper expense group. The Board considered that, at the Board's request, NYLIM has now agreed to obtain the Board's approval before raising or removing the expense limitation it has placed on the Fund. Based on these considerations, the Board concluded that the management fee was reasonable and compared favorably in relation to similar portfolios.

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board considered information from NYLIM and Lipper showing that the Fund's management fee remains within a reasonable range of the Lipper expense median as assets hypothetically increase over time. Based on this information, the Board concluded that the Fund's current expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow.

In addition, the Board considered information provided by NYLIM and MacKay Shields on the costs associated with managing the Fund and the anticipated profitability of the Fund. It considered NYLIM's and MacKay Shields' investments in personnel, systems and equipment necessary to manage the Fund, and the fact that NYLIM is responsible

                                                   www.mainstayfunds.com     299
for paying MacKay Shields' subadvisory fee. In light of these considerations, the Board concluded that the anticipated profits to be realized by NYLIM and MacKay Shields were reasonable.

MAINSTAY ASSET MANAGER FUND

The Board noted that this Fund's performance track record appears to be near the median of its Lipper performance universe. The Board considered NYLIM's addition of a new portfolio manager to this Fund's management team, and the time and effort recently expended by NYLIM personnel, as described to the Board, in evaluating this Fund's investment process and positioning within the fund family. The Board also considered recent personnel enhancements to NYLIM Equity Investors, the division of NYLIM that manages the Fund. The Board concluded that the Fund has an acceptable performance record, although the Board would continue to monitor NYLIM's enhancements to this Fund and its positioning within the fund family.

In addition, the Board considered that this Fund's contractual management fee appears to be among the lowest in its Lipper expense group, and that the Fund's net management fee, after factoring the impact of expense limitations voluntarily instituted by NYLIM, also appears to be among the lowest in its Lipper expense group. In addition, the Fund's net total operating expenses also appear to be at the lower end of its Lipper expense group. The Board carefully evaluated NYLIM's proposal to reduce its voluntary expense limitation by 11 basis points, with the result that the Fund's annual expense ratio would increase by the same amount to a level where, based on information provided to the Board by NYLIM and Lipper, the Fund's net total operating expenses would continue to be competitive with other mutual funds in its Lipper expense group. In considering this proposal, the Board evaluated, among other things, NYLIM's costs associated with managing this Fund, information provided by NYLIM showing that the Fund is not profitable to NYLIM under its previous expense structure, and NYLIM's history of supporting this Fund through voluntary expense limitations. The Board also acknowledged that, at the Board's request, NYLIM has now agreed to obtain the Board's approval before raising or removing the expense limitation it has placed on the Fund. Based on these considerations, the Board concluded that the management fee was reasonable and compared favorably in relation to similar portfolios.

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Lipper showing that the Fund's management fee remains below its Lipper expense group median as assets hypothetically increase over time. Based on this information, the Board concluded that the Fund's current expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow.

In addition, the Board considered information provided by NYLIM on the costs associated with managing the Fund and the anticipated profitability of the Fund to NYLIM. The Board noted that, based on information provided by NYLIM, this Fund is not profitable to NYLIM at its previous expense structure and current asset levels. The Board also considered NYLIM's investments in personnel, systems and equipment necessary to manage the Fund. In light of these considerations, the Board concluded that the anticipated profits, if any, to be realized by NYLIM were reasonable.

MAINSTAY BALANCED FUND

The Board considered NYLIM's addition of a new portfolio manager to this Fund's management team, and the time and effort recently expended by NYLIM personnel in evaluating this Fund's investment process and position within the fund family. The Board also considered recent enhancements to NYLIM Equity Investors, the division of NYLIM that manages the Fund. The Board concluded that these efforts were reasonably likely to benefit Fund shareholders.

In addition, the Board noted that this Fund's performance track record has been favorable over both the short term and long term, and is generally in the top two quartiles in its Lipper performance universe. The Board concluded that the Fund's performance is satisfactory.

The Board also noted that, although this Fund's overall contractual and net management fee was above its Lipper expense group median, the Fund's net total operating expenses are at the lower end of its Lipper expense group. Although NYLIM has agreed to voluntarily limit this Fund's total operating expenses, this expense limitation was not triggered. Nonetheless, the Board considered that, at the Board's request, NYLIM has now agreed to obtain the Board's approval before raising or removing the expense limitation it has placed on the Fund. Based on these considerations, the Board concluded that the management fee was reasonable and compared favorably in relation to similar portfolios.

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board considered information from NYLIM and Lipper showing that the Fund's management fee remains within a reasonable range of the Lipper expense median as assets hypothetically increase over time. The Board also noted the recent growth in the Fund's assets, and accepted NYLIM's proposal to enter into a

 300   MainStay Funds
contractual breakpoint on assets in excess of $1 billion. Based on this information, the Board concluded that the Fund's current expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow.

In addition, the Board considered information provided by NYLIM on the costs associated with managing the Fund and the anticipated profitability of the Fund to NYLIM. The Board noted that, based on information provided by NYLIM, this Fund is not profitable to NYLIM at its current expense structure and asset levels. The Board also considered NYLIM's investments in personnel, systems and equipment necessary to manage the Fund. In light of these considerations, the Board concluded that the anticipated profits, if any, to be realized by were reasonable.

MAINSTAY CASH RESERVES FUND

The Board considered the Fund's performance track record and concluded that the Fund's performance is satisfactory and consistent with that of other money market funds in its Lipper performance universe.

The Board considered, and accepted, NYLIM's proposal to lower the Fund's contractual management fee to within range of the Lipper expense group median. In addition, the Board also considered that the Fund's total operating expenses are below the Lipper expense group median, primarily because of the voluntary expense limitation NYLIM has placed on the Fund. The Board noted that, at the Board's request, NYLIM has now agreed to obtain the Board's approval before raising or removing this expense limitation. Based on these considerations, the Board concluded that the management fee was reasonable and compared favorably in relation to similar portfolios.

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board considered, and accepted, NYLIM's proposal to institute a breakpoint on this Fund's management fee on assets in excess of $500 million. Based on this information, the Board concluded that the Fund's current expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow.

In addition, the Board considered information provided by NYLIM on the costs associated with managing the Fund and the anticipated profitability of the Fund to NYLIM. It considered NYLIM's investments in personnel, systems and equipment necessary to manage the Fund. In light of these considerations, the Board concluded that the anticipated profits to be realized by NYLIM were reasonable.

MAINSTAY FLOATING RATE FUND

The Board considered that this Fund was launched within the previous year, and concluded that there was insufficient data to reasonably evaluate the Fund's performance. The Board noted, however, that the Fund's initial performance outlook is positive, and that the portfolio management teams' performance track record in managing similar accounts and portfolios appears to be favorable.

The Board noted that the Fund's contractual management fee is below its Lipper expense group median, and that the Fund's net total operating expenses are within range of the median. Although NYLIM has voluntarily agreed to limit this Fund's total operating expenses, this expense limitation was not triggered. Nonetheless, the Board considered that, at the Board's request, NYLIM has now agreed to obtain the Board's approval before raising or removing the expense limitation it has placed on the Fund. Based on these considerations, the Board concluded that the management fee was reasonable and compared favorably in relation to similar portfolios.

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board considered information from NYLIM and Lipper showing that the Fund's management fee remains below the Lipper expense median as assets hypothetically increase over time. Based on this information, the Board concluded that the Fund's current expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow.

In addition, the Board considered information provided by NYLIM on the costs associated with managing the Fund and the anticipated profitability of the Fund to NYLIM. The Board noted that, based on information provided by NYLIM, this Fund is not profitable to NYLIM at this time, although given the Fund likely would become profitable to NYLIM in the near future. The Board also considered NYLIM's investments in personnel, systems and equipment necessary to manage the Fund. In light of these considerations, the Board concluded that the anticipated profits, if any, to be realized by NYLIM were reasonable.

MAINSTAY INDEXED BOND FUND

The Board considered this Fund's performance record, noting that the Fund consistently appears to be in the top quartile of its Lipper performance universe for one, three, five and ten year periods. The Board concluded that the Fund's performance is satisfactory.

                                                   www.mainstayfunds.com     301

The Board observed that the Fund's total operating expenses appear to be higher than those of peer funds in its Lipper expense group. It considered, and accepted, NYLIM's proposal to lower the Fund's contractual management fee to within range of the Lipper expense group median. The Board also accepted NYLIM's proposal to reduce the Fund's expense limitation from 50 basis points to 43 basis points, which places the Fund's net total operating expenses within a reasonable tolerance of its Lipper expense group median. The Board noted that, at the Board's request, NYLIM has now agreed to obtain the Board's approval before raising or removing this expense limitation. In evaluating the overall reasonableness of the Fund's current expense structure, the Board also considered the Fund's successful performance track record, and information provided by NYLIM showing that this Fund is not profitable even under its previous higher expense structure at current asset levels. Based on these considerations, the Board concluded that the management fee was reasonable and compared favorably in relation to similar portfolios.

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board considered, and accepted, NYLIM's proposal to institute a breakpoint on this Fund's management fee on assets in excess of $1 billion. Based on this information, the Board concluded that the Fund's current expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow.

In addition, the Board considered information provided by NYLIM on the costs associated with managing the Fund and the anticipated profitability of the Fund to NYLIM. The Board noted that, based on information provided by NYLIM, this Fund is not profitable to NYLIM at its current expense structure and asset levels. The Board also considered NYLIM's investments in personnel, systems and equipment necessary to manage the Fund. In light of these considerations, the Board concluded that the anticipated profits, if any, to be realized by were reasonable.

MAINSTAY INTERMEDIATE TERM BOND FUND

The Board noted that the Fund's performance in early 2002 has detracted from its long-term performance record. The Board considered MacKay Shields' explanation that the reasons for the Fund's poor performance in early 2002 was attributable to its exposure to several underperforming sectors, and the Fund's overweight position in several poorly performing issuers. The Board considered steps that MacKay Shields has taken to reposition this Fund in recent years, and the fact that the Fund now appears to be in the top half of its Lipper performance universe over the previous year. Based on these considerations, the Board concluded that the Fund appeared to be positioned for better future performance, and that the Board would continue to carefully monitor the performance of this Fund over the coming year.

The Board considered and accepted NYLIM's proposal to lower the Fund's contractual management fee. Although the contractual management fee proposed by NYLIM appears to be above the contractual management fee for other portfolios in the Fund's Lipper expense group, NYLIM's agreement to limit this Fund's total operating expenses should result in both a net management fee and net total operating expenses that are each within range of the Fund's Lipper expense group median. In addition, the Board accepted NYLIM's proposal to further limit the total operating expenses of the Class A, Class B and Class C shares of the Fund in an effort to reduce the impact of higher-than-average "other expenses" on the retail classes of this Fund. The Board also noted that, at the Board's request, NYLIM has now agreed to obtain the Board's approval before raising or removing these expense limitations. Based on these considerations, the Board concluded that the management fee was reasonable.

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board considered information from NYLIM and Lipper showing that the Fund's net management fee remains within the a reasonable tolerance of the Lipper expense median as assets hypothetically increase over time. Based on this information, the Board concluded that the Fund's current expense structure reflects reasonable economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow.

In addition, the Board considered information provided by NYLIM and MacKay Shields on the costs associated with managing the Fund and the anticipated profitability of the Fund to NYLIM and MacKay Shields. It noted that, based on information provided to the Board by NYLIM, NYLIM realized a modest profit on this Fund over the previous year, but that the Fund was not profitable to NYLIM in previous years. It considered NYLIM's and MacKay Shields' investments in personnel, systems and equipment necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. In light of these considerations, the Board concluded that the anticipated profits to be realized by NYLIM and MacKay Shields were reasonable.

 302   MainStay Funds

MAINSTAY MID CAP OPPORTUNITY FUND

The Board noted that this Fund's performance record appears to be favorable over both the short term and long term, and is generally in the top two quartiles in its Lipper performance universe. In addition, the Board considered NYLIM's addition of a new portfolio manager to this Fund's management team, and the time and effort recently expended by NYLIM personnel, as described to the Board, in evaluating this Fund's investment process and positioning within the fund family. The Board also considered recent personnel enhancements to NYLIM Equity Investors, the division of NYLIM that manages the Fund. The Board concluded that the Fund's performance is satisfactory.

The Board also noted that this Fund's contractual and net management fee (after factoring NYLIM's voluntary expense limitation on the Fund) appears to be below the median of its Lipper expense group. Moreover, the Fund's total operating expenses also appear to be below the median of the Fund's Lipper expense group. In addition, the Board accepted NYLIM's proposal to further limit the total operating expenses of the Class A, Class B and Class C shares of the Fund in an effort to reduce the impact of higher-than-average "other expenses" on the retail classes of this Fund. The Board considered that, at the Board's request, NYLIM has now agreed to obtain the Board's approval before raising or removing these expense limitations. Based on these considerations, the Board concluded that the management fee was reasonable and compared favorably in relation to similar portfolios.

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board considered information from NYLIM and Lipper showing that the Fund's management fee remains below its Lipper expense group median as assets hypothetically increase over time. Based on this information, the Board concluded that the Fund's current expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow.

In addition, the Board acknowledged information provided by NYLIM on the costs associated with managing the Fund and the anticipated profitability of the Fund to NYLIM. The Board noted that, based on information provided by NYLIM, this Fund is not profitable to NYLIM at its current expense structure. The Board also considered NYLIM's investments in personnel, systems and equipment necessary to manage the Fund. In light of these considerations, the Board concluded that the anticipated profits, if any, to be realized by were reasonable.

MAINSTAY S&P 500 INDEX FUND

The Board considered this Fund's performance track record, noting that the Fund consistently has been in the top two quartiles of its Lipper performance universe for one, three, five and ten year periods. The Board concluded that the Fund's performance is satisfactory.

The Board considered and accepted NYLIM's proposal to lower the Fund's contractual management fee to within range of the Lipper expense group median. It observed that, based on information provided to the Board by NYLIM and Lipper, the Fund's net management fee and total operating expenses also would remain within range of the Lipper expense group median, primarily due to the voluntary expense limitation that NYLIM has placed on the Fund. The Board noted that, at the Board's request, NYLIM has now agreed to obtain the Board's approval before raising or removing this expense limitation. Based on these considerations, the Board concluded that the management fee was reasonable and compared favorably in relation to similar portfolios.

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board accepted NYLIM's proposal to institute breakpoints on this Fund's management fee on assets over $1 billion. Based on this information, the Board concluded that the Fund's current expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow.

In addition, the Board considered information provided by NYLIM on the costs associated with managing the Fund and the anticipated profitability of the Fund to NYLIM. The Board noted that, based on information provided by NYLIM, this Fund is not profitable to NYLIM at its current expense structure. The Board also considered NYLIM's investments in personnel, systems and equipment necessary to manage the Fund. In light of these considerations, the Board concluded that the anticipated profits, if any, to be realized by were reasonable.

MAINSTAY SHORT TERM BOND FUND

The Board considered that this Fund's performance track record has been within range of the Lipper performance universe median over short-term and long-term periods. The Board concluded that this Fund's performance was reasonably satisfactory, and that it would continue to actively monitor this Fund's performance over the coming year.

The Board also noted that, although this Fund's contractual management fee appeared to be moderately above its Lipper expense group median, the Fund's net management

                                                   www.mainstayfunds.com     303
fee and net total operating expenses appear to be within range of the Lipper expense group median, primarily because of NYLIM's voluntary agreement to limit this Fund's total operating expenses. In addition, the Board accepted NYLIM's proposal to further limit the total operating expenses of the Class A, Class B and Class C shares of the Fund in an effort to reduce the impact of higher-than-average "other expenses" on the retail classes of this Fund. The Board also noted that, at the Board's request, NYLIM has now agreed to obtain the Board's approval before raising or removing these expense limitations. Based on these considerations, the Board concluded that the management fee was reasonable and compared favorably in relation to similar portfolios.

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board considered information from NYLIM and Lipper showing that the Fund's management fee remains within a reasonable range of the Lipper expense median as assets hypothetically increase over time. Based on this information, the Board concluded that the Fund's current expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow.

In addition, the Board considered information provided by NYLIM and MacKay Shields on the costs associated with managing the Fund and the anticipated profitability of the Fund to NYLIM and MacKay Shields. It noted that, based on information provided to the Board by NYLIM, the Fund was not profitable to NYLIM under its existing expense structure and asset levels. It considered NYLIM's and MacKay Shields' investments in personnel, systems and equipment necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. In light of these considerations, the Board concluded that the anticipated profits, if any, to be realized by NYLIM and MacKay Shields were reasonable.

MAINSTAY SMALL CAP OPPORTUNITY FUND

The Board noted NYLIM's explanation that the Fund's underperformance in 2000 has detracted from its 5-year performance record. Nonetheless, based on the data provided by NYLIM and Lipper, it appears that this Fund's one, three and ten-year performance track records were in the top two quartiles of its Lipper performance universe. In addition, the Board considered NYLIM's addition of a new portfolio manager to this Fund's management team, and the time and effort recently expended by NYLIM personnel, as described to the Board, in evaluating this Fund's investment process and positioning within the fund family. The Board also considered recent personnel enhancements to NYLIM Equity Investors, the division of NYLIM that manages the Fund. Based on these considerations, the Board concluded that the Fund's performance was satisfactory.

The Board also noted that, although this Fund's contractual and net management fee were moderately above its Lipper expense group median, the Fund's net total operating expenses are within range of the Lipper expense group median. Although NYLIM has previously voluntarily agreed to limit this Fund's total operating expenses, this expense limitation was not triggered. However, the Board accepted NYLIM's proposal to further limit the total operating expenses of the Class A, Class B and Class C shares of the Fund in an effort to reduce the impact of higher-than-average "other expenses" on the retail classes of this Fund. The Board also noted that, at the Board's request, NYLIM has now agreed to obtain the Board's approval before raising or removing these expense limitations. Based on these considerations, the Board concluded that the management fee was reasonable and compared favorably in relation to similar portfolios.

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board considered information from NYLIM and Lipper showing that the Fund's management fee remains above the Lipper expense median as assets hypothetically increase over time. The Board agreed that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow.

In addition, the Board considered information provided by NYLIM on the costs associated with managing the Fund and the anticipated profitability of the Fund to NYLIM. It considered NYLIM's investments in personnel, systems and equipment necessary to manage the Fund. In light of these considerations, the Board concluded that the anticipated profits to be realized by NYLIM were reasonable.

MAINSTAY CONSERVATIVE ALLOCATION FUND, MAINSTAY MODERATE ALLOCATION FUND, MAINSTAY MODERATE GROWTH ALLOCATION FUND, AND MAINSTAY GROWTH ALLOCATION FUND

In considering the initial approval of the Management Agreement for these new Funds (the "Asset Allocation Funds"), the Board noted that the Asset Allocation Funds had no performance track record, since the Asset Allocation Funds were not offered to shareholders until April 4, 2005. The Board considered the nature and scope of the investment management services expected to be provided to the Asset Allocation Funds by NYLIM. The Board also considered the rationale for selecting the underlying funds in which the Asset Allocation Funds invest, including the performance record of those funds.

 304   MainStay Funds

The Board considered the expenses projected to be borne by the Asset Allocation Funds. In this regard, the Board noted that the Asset Allocation Funds do not pay a management fee to NYLIM, but that shareholders of the Asset Allocation Funds indirectly pay the management fees of the underlying funds in which the Asset Allocation Funds invest. The Board considered NYLIM's process for monitoring and disclosing potential conflicts in its selection of underlying funds for the Asset Allocation Funds. The Board also reviewed information provided to the Board by NYLIM on the fees and expenses of existing funds similar to the Asset Allocation Funds. In addition, the Board considered NYLIM's agreement to contractually limit the Asset Allocation Funds' total operating expenses through October 31, 2005. Based on these considerations, the Board concluded that the management fees were reasonable and compared favorably in relation to similar portfolios.

The Board also considered whether each Asset Allocation Fund's expense structure permitted economies of scale to be shared with investors. The Board reviewed information from NYLIM showing that each Asset Allocation Fund's management fee and other expenses are anticipated to remain competitive as each Fund's assets hypothetically increase over time. Based on this information, the Board concluded that each Asset Allocation Fund's current expense structure currently reflects reasonable economies of scale for the benefit of investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Asset Allocation Fund's expense structure as the Fund continues to grow.

In addition, the Board considered information provided by NYLIM on the projected costs associated with managing each Asset Allocation Fund and the anticipated profitability of the Fund to NYLIM. It considered NYLIM's investments in personnel, systems and equipment necessary to manage each Asset Allocation Fund. In light of these considerations, the Board concluded that the anticipated profits to be realized by NYLIM, if any, were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, which consists entirely of Independent Directors, concluded that the Agreements were fair and in the best interests of each Fund's shareholders.

                                                   www.mainstayfunds.com     305

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Funds' website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Funds' website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 306   MainStay Funds

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

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

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
/Not FDIC insured. / No bank guarantee. / May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                 SEC File Number: 811-04847 (Eclipse Funds)

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                 SEC File Number: 811-06175 (Eclipse Funds Inc.)

NYLIM-AO7309         (RECYCLE LOGO)                     MS223-05     MS10g-06/05

                                   FORM N-CSR

ITEM 2. CODE OF ETHICS.

      Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

      Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

      The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(a) (1) Not applicable.

(a) (3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 202.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS

By: /s/ Gary E. Wendlandt
    -----------------------
    GARY E. WENDLANDT
    Chief Executive Officer

Date: June 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Gary E. Wendlandt
    -----------------------
    GARY E. WENDLANDT
    Chief Executive Officer

Date: June 29, 2005

By: /s/ Jeffrey J. Gaboury
    -----------------------
    JEFFREY J. GABOURY
    Vice President, Treasurer and Chief Financial Officer

Date: June 29, 2005

                                  EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.